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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08490

Excelsior Funds Trust

(Exact name of registrant as specified in charter)

United States Trust Company of New York

114 West 47th Street

New York, New York 10036

(Address of principal executive offices) (Zip code)

BISYS Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-852-1000

Date of fiscal year end: March 31, 2006

Date of reporting period: March 31, 2006

Item 1.	Reports to Stockholders.

EQUITY FUNDS

ANNUAL REPORT

March 31, 2006

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. and Excelsior Funds Trust are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc. and Excelsior Funds Trust at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A. THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

LETTER TO SHAREHOLDERS

March 31, 2006

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2006 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which had over $18 billion in assets as of the end of the report period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s needs for performance and tax sensitivity.

By now, you would have received information about changes to the administrative and non-advisory services provided to the Excelsior Funds. As a result, the Excelsior Funds and the Laudus Funds, an affiliated fund family, now share certain complex-wide administrative, compliance, marketing and other functions.

We are pleased with the transition, and remain optimistic that shareholders will approve the board of directors’ recommendation to elect members to jointly oversee the two fund families. It is anticipated that the new unified board will strengthen the oversight provided on behalf of fund shareholders and may result in certain long-term cost and operating efficiencies. All votes are important, so I encourage you to vote your shares as soon as possible if you haven’t already done so.

Given these changes, I want to assure you that the most important aspects of the Excelsior Funds will remain the same. Specifically, the fund management and investment process provided by U.S. Trust, as advisor to the Funds, as well as the funds’ emphasis on enduring performance, will not change.

In closing, we at Excelsior Funds remain committed to helping you reach your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

EQUITY MARKET REVIEW

We had expected that the financial markets would come into alignment with the financial environment being shaped by the Fed, and that finally came to pass as the fiscal year ending March 31, 2006 drew to a close. The markets improved as uncertainties about the Fed’s intentions, energy costs and Iraq were resolved to a degree—though the latter name was replaced by Iran as a geopolitical issue. Importantly, inflation is contained while growth has moderated to what we believe to be sustainable levels. We think the Fed’s economic shock effect has been temperate on growth overall. While GDP dipped in the fourth quarter of 2005, in response to hurricane after effects, it recovered to a 4.8% rate for the first quarter of 2006. Meanwhile, corporate profits, as reported for the first quarter, were strong indeed. Our confidence that a self-reinforcing expansion is underway continues firm.

Major equity indexes and averages posted new multi-year highs as the fiscal year came to an end. The financial markets reacted well to the Fed’s fifteenth sequential rate increase, to a federal funds rate target of 4.75%. Investors saw moderate economic growth ahead, with the potential for earnings growth, all within a context of well-contained inflation. Stocks, as measured by the Standard & Poor’s 500 Index, began to rally in the middle of the 2005 fourth-quarter, and that rally continued into the first quarter of 2006, making new five-year highs.

We think many of the equity investment themes that worked over the fiscal year should continue to prove successful. Overall, our themes are: (1) pricing power, (2) globalization, (3) secular reflation, (4) M&A, and (5) business versus the domestic consumer. In equities, we favor large-cap stocks over small caps, since small caps have had a long run that we believe is nearing an end. Our preference is for growth over value, when it comes to investment style—since we expect investors will target stable earnings growth, along with companies able to raise dividends and/or buyback shares. In sectors, we see housing slowing, and we continue to think the old economy, meaning industrials and commodity raw materials, especially metals, should outpace consumer sectors. We strongly favor global equities, and particularly those of emerging market nations aiming at developed world status, including China, India and Mexico, along with Russia and Australia as important sources of raw materials.

The Treasury yield curve inverted in the final months of 2005 and into January of 2006, with short-term rates higher than long-term interest rates. Recession fears were sparked, but were countered by no less than new Fed chairman, Ben Bernanke, who emphasized that yield curve inversion, rather than sending a signal of incipient recession, was, instead, a reflection of the global savings glut. We too believe that the yield-curve indicator will fail to reflect a downturn this time, and we are looking for GDP growth of at least 2.5% for full-year 2006. Nevertheless, the beginning of a slower U.S. consumer spending growth trend seems to be in place, and normally, the direct and indirect effects of a percentage point drop in real consumption growth would translate into an almost equal-size drop in GDP growth. But we don’t expect that because business and government spending is accelerating, and the global economy is picking up steam even as U.S. consumers moderate their spending habits.

EXCELSIOR FUNDS, INC.	BLENDED EQUITY FUND

Annual Fiscal Year Review

Concerns over the economic backdrop were raised by the Fed continuing to tighten over the entire fiscal year, leaving the fed funds target rate at 4.75%. Tighter money was seen in clear signs of a slowing domestic housing market. This in turn is generating a strong headwind for the U.S. consumer. But business spending is beginning to ramp up, and strong overseas growth are providing offset, which should result in earnings growth for those companies with market share and pricing power. With the Fed presumably near the end of its monetary tightening cycle, we remain optimistic overall.

Performance Attribution

The Fund modestly under performed the benchmark. The Materials sector was the best-performing sector, benefiting from continued strong demand and pricing. Strong auction house results helped one of our holdings turn in a strong gain, while a number of our consumer stocks rebounded nicely from last year’s weakness. Our Canadian energy holding showed particular strength. We also had good performance among our technology, industrial and financial stocks. The portfolio’s holdings in power transmission underperformed. We initiated purchases in the rail transport sector, emphasizing leading companies that stress efficiency and optimization of rail networks. We also added in steel, emphasizing low-cost producers. Following the recent wave of industry consolidation, industry fundamentals and profitability are currently very strong. We also added in sports and fitness centers, which we expect to benefit from U.S. demographics. We also purchased in financial services, targeting a capital provider to middle market companies. We sold in electronic connectors and in food service distributors.

Outlook

We will continue to emphasize thorough portfolio diversification and those companies that possess favorable corporate cultures and effective employee incentives. We see continued moderate growth in the economy and corporate profits. Growth in the consumer sector should moderate while business spending and net exports strengthen. We believe the portfolio’s mix of stocks should benefit as the economic expansion matures and as growth makes progress over the next few years. We expect to continue our underweight exposure to technology as well as our overweights in materials and in the utility sector, where restructuring should support good returns.

EXCELSIOR FUNDS, INC.	BLENDED EQUITY FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	ENERGY AND NATURAL RESOURCES FUND

Fiscal Year Annual Review

Over the twelve-month reporting period, oil, gas and metal prices moved higher. In the short-run, political pressure on supplies from Iraq, Iran, Nigeria and Venezuela helped lift prices. Hurricanes Katrina and Rita reduced the source of U.S. oil and gas by 20% and 10% respectively, at the end of the reporting period, also drove price spikes. And a cyclical increase in global demand, from China and India in particular, also contributed to prices reaching $70 per barrel by the end of the period. The only factor working to reduce demand was unseasonably warm winter weather in the U.S. Prices moved higher as we entered the new fiscal year.

Performance Attribution

The Fund more than doubled the return of the Standard & Poor’s 500 Index in the first quarter of 2006. The top performers were concentrated in the oil service sector and natural resource sectors. Oil services benefited from higher remediation activity in the Gulf of Mexico following hurricanes Rita and Katrina. On the resource side, higher pulp prices benefited our suppliers to paper producers. We have over-weighted the oil service sector, which is enjoying strong pricing leverage due to capacity constraints and rising drilling expenditures by the producers. Secondly, we have doubled our exposure to the independent refiners. We believe that refining margins should remain strong well into the second half of 2006, a function of a shrinking gasoline pool, as MTBE (a gasoline additive which accounts for 7% of supply), is withdrawn from gasoline under a federal mandate. On the resources side we added in steel, silver and coal. Coal demand is rising as utilities re-stock depleted inventories.

Outlook

The energy sector macro-drivers remain in place. Tight supply/demand fundamentals for North American natural gas and crude oil (with OPEC spare production capacity at a historic low of 1%-2% of global demand) continue. Strong prices for base metals such as copper are supported by ongoing industrialization in China. Barring a global recession, our resource sectors could remain structurally tight through the end of this decade.

EXCELSIOR FUNDS, INC.	ENERGY AND NATURAL RESOURCES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. One year returns presented in the table differs from the return presented in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

EXCELSIOR FUNDS TRUST	EQUITY CORE FUND

Fiscal Year Annual Review

The economic backdrop during the fiscal year reflected strong global economic activity. Tightening interest rates in the U.S. clearly slowed the pace of growth, but not, we believe, to levels that will impact earnings growth for select companies with solid market share and pricing power. Both short and long-term interest rates continue to rise, but the Fed presumably is near the end of its monetary tightening cycle. We see clear signs of a slowing domestic housing market, which should lead to a strong headwind for the U.S. consumer. The stock market posted a solid return, with a rally in the last-calendar quarter, which accelerated through the first quarter of 2006, and our portfolio exhibited strong relative performance, which we expect to continue.

Performance Attribution

The Fund’s strong performance was spread across several market sectors. Materials was the best-performing sector, led by steel, pulp for paper, and construction materials. These companies benefited from continued strong demand and pricing in their respective markets. Our consumer holdings, saw gains from strong art auction results, as well as from increased spending on home furnishings, as the boomers continue to improve their retirement homes. We also recorded gains in our energy holdings, in selected technology stocks, financial services and in pharmaceuticals. We experienced moderate negative returns in land and medical devices. We initiated purchases in the rail transport sector, emphasizing leading companies that stress efficiency and optimization of rail networks. We also added in steel, emphasizing low-cost producers. We sold in electronic connectors and in food service distributors.

Outlook

We think the Fed is nearing the end of its monetary tightening cycle, and we still see continued moderate growth in the economy and corporate profits. Growth in the consumer sector should moderate while business spending and net exports strengthen. We believe the portfolio’s mix of stocks should benefit as the economic expansion matures and as growth makes progress over the next few years. We expect to continue our limited exposure to technology as well as our overweights in materials and in the utility sector, where restructuring should support good returns. We will continue to emphasize thorough portfolio diversification and those companies that possess favorable corporate cultures and effective employee incentives.

EXCELSIOR FUNDS TRUST	EQUITY CORE FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 3/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Fiscal Year Annual Review

The Equity Income Fund concentrates on investing in stocks that either pay above-average dividends or have the potential to grow their dividends. We are pleased that the trend of new first-time dividend initiation remains strong. Our efforts to grow our income stream by purchasing stocks with above-average dividend payouts from companies with progressive dividend growth policies continued to bear fruit over the fiscal year, ending March 31, 2006. Responding to a perceived need to improve shareholder return, corporate management is intiating new dividends, increasing dividends, and extending long histories of dividend payment.

Performance Attribution

During the reporting period, our performance was governed by a strong sell disciple, which enabled us to take profits as our price targets were attained. Our exposure to infrastructure-orientated industrials provided strong contributions. Furthermore, our decision to maintain positions in the telecommunications sector, while eliminating our exposure to power utilities, proved to be very rewarding. Improving sentiment toward telecommunication stocks has been the catalyst for their out-performance while higher interest rates have resulted in negative returns for utilities. Our holding in medical technology contributed only modest under performance. But our heavy underweight in energy and commodities resulted in under performance versus the benchmark. We added a number of new positions over the course of the fiscal year, emphasizing technology, pharmaceuticals and insurers. We targeted what we believe is an exceptional analog semiconductor company, with higher margins and returns on capital than their competitors. We also added a global pharmaceutical firm, with what we see as an attractive new drug pipeline and a drug portfolio that is not heavily exposed to off-patent runoffs. In insurance, we swapped from one re-insurer to another, to capitalize on a distinct valuation advantage. On the sale side, we trimmed in consumer electronics.

Outlook

We remain enthusiastic as many of the companies in our portfolio are growing their business values and increasing their dividends; however, in many cases this progress is not yet fully reflected in their share prices. By our way of thinking, these companies are more attractive today than at this time last year, and we believe we will be rewarded for our patience. Finally, payout ratios and dividend rates continue to rise, underscoring the dynamics that we are acutely focused on. While the Federal Reserves continues to implement tighter monetary policy, we see a soft landing for the economy, which should preserve corporate profit growth.

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 9/30/03 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Annual Fiscal Year Review

The market built on a strong 2005 post Thanksgiving rally, with one of the strongest first quarters since 1999, which saw the Standard & Poor’s 500 Index for the first quarter of 2006 better its full-year 2005 price gain. This solid performance in spite of continued Fed tightening, a long-awaited slow-down in housing activity, continued global geo-political angst, and higher oil and gas prices, suggests that consumers and investors remain optimistic. The U.S. economy continues to grow at a moderate pace while inflation remains a tame worry. Growth stocks appear relatively attractive on a price earnings basis versus Treasuries and real estate.

Performance Attribution

The Excelsior Large-Cap Growth Fund outpaced our large-cap growth benchmark over the reporting period. This outperformance can be attributed to successful stock selection, particularly within the telecom, financial, technology and consumer discretionary sectors. We favored what we saw as the beginning of a shift back to growth, from the prevailing value orientation of the markets. This strategy helped us capitalize with holdings in the Financial and Internet Industries, that were strong performers year-long. Our health care overweighting injured our relative performance as did our underweight in the energy and materials sectors. Normally, growth stocks would have outperformed value stocks at this stage of the business cycle. However, equity investors took their cues from the bond market and preferred to hold on to interest-rate-sensitive and low-multiple stocks until clear signs of a sustained rebound emerged.

Outlook

Our outlook remains optimistic, as we continue to find evidence that investors are returning to the growth style. Since profits grew at more than double the rate of stocks last year, we may have some more catching up to do. The comparative profit gap between the growth and value styles is beginning to expand in favor of growth. In summary, the earnings, valuation, and sentiment data support our view that the return of growth stock investing is just beginning. We expect the Federal Reserve to end its tightening process in the new fiscal year, and we look for a slow down in commodity and energy price gains. Significant post-hurricane rebuilding should also provide stimulus, and the Congressional elections should have positive impact. Overall, profit growth is likely to sustain the equity markets.

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Fiscal Year Annual Review

The Federal Reserve will eventually conclude its interest rate hikes and at sixteen times earnings, we believe stocks have room to advance. Over the course of the fiscal year, superb growth in corporate earnings and continued low inflation pushed stocks higher. We expect additional gains going forward despite the presence of several shorter-term negatives, including, high oil prices and rising short term interest rates. To our way of thinking, a moderate economic slow down should prove a sustainable source of earnings growth, especially for mid-cap companies poised to challenge their larger rivals.

Performance Attribution

We continue to target highly selective additions to the Fund. We added in consumer products, particularly in home furnishing, where we established a position with a leader in the specialty mattress category. As utilities restock, coal demand is increasing, and we added in this raw materials sector. We expect operating performance in this area to improve as capital expenditures are undertaken. We also opportunistically added to an existing position, which suffered a setback that we saw as temporary. Proceeds for these purchases came from selling in housewares and utilities. Merger and acquisition activity provided benefits, a trend we expect to continue. Mid-cap stocks were outperformers, with mid-cap indexes rising almost double what broad market measures returned. Our energy holdings continued to do well all year long, but non-energy related stocks also shone. Some of our star performers in prior years struggled, but these holdings continue to represent excellent long-term value in our estimation.

Outlook

Operating results of companies owned in the Fund were strong this year, marked by above average profitability and earnings growth. Continued merger and acquisition activity suggests a continuation of the favorable environment for our investment preference for restructuring companies. A few of the Fund’s troubled children, meaning its poor performing stocks, have recently shown signs of improved management. On the whole, the Fund’s investments sell at attractive discounts to market benchmarks on an earnings, cash flow and book value basis. While our expectations are therefore positive, we continue to keep the Fund well diversified, to mitigate risks, and remain true to our mission of purchasing stocks with improving fundamentals and low valuations.

EXCELSIOR FUNDS, INC.	MID CAP VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	REAL ESTATE FUND

Fiscal Year Annual Review

Three major themes were reflected in the Fund throughout the twelve-month reporting period: industry consolidation, index inclusion and healthy dividend growth. There were several acquisitions which saw larger REITs expand through acquisition; additionally, private buyers, intent on filling out real estate allocations and searching for income streams, also acquired individual REITs. Most of this capital flowed back into the sector during first quarter 2006; we think that these cash-recycled effects have now been absorbed into the market. By the end of the reporting period, the number of REITs in the Standard & Poor’s 500 Index stood at 12, for an annual increase in number greater than 25%. When it comes to dividends, of approximately 150 equity REITs, more than 50 increased their dividend rate in the reporting period, and we continue to think the overall economic picture will support continued REIT dividend growth.

Performance Attribution

Over the reporting period, the performance of REIT securities significantly exceeded that of most market indices. With the continued growth in the economy, investors are more confident of higher occupancy rates and future rental rates in the commercial sector. Among the major property sectors, the office sector was the best performer during the year. The health care properties and regional malls were the worst performers of the group. We initiated positions in two specialized mid-cap companies where we expect that the growth in cash flow and dividends should outpace that of their larger brethren over time. In addition, in sectors where fundamentals currently appear compelling, we initiated positions in a large-cap name in the apartment sector, a small-cap company in the lodging industry and a small-cap stock in the health care sector.

Outlook

In the first quarter of 2006, the last of the annual fiscal reporting period, we saw a flurry of merger and acquisitions transactions, specifically, with private buyers conducting multiple REIT acquisitions. With these major transactions now behind us, we expect a slowdown in M&A activity going forward. On the other hand, we have seen some of the major REITs paring back on their properties for very attractive returns, and we expect this trend to continue. Still, with the Fed increasing interest rates overall, negative pressure on equities, and REITs in particular, is increasing. Other income plays may become more attractive to investors as real estate financing becomes more expensive.

EXCELSIOR FUNDS, INC.	REAL ESTATE FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
***	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Annual Fiscal Year Review

The small cap trend seems to have confounded many experts who had concluded that the asset class was due for a bout of underperformance, given the strong multi-year run for small-caps in previous years. The simple fact is, in addition to still many very reasonable valuations, a vast liquidity shift in favor of hedge funds has occurred. These managers may find small and mid-cap issues far more appealing for rapid appreciation. It is very difficult for a hedge fund manager to influence the likes of large-cap industry leaders, but their ownership impact can be significant further down the food chain. Throughout the reporting period, an otherwise attractive environment for small-cap stocks, including positive macroeconomic trends and strong corporate fundamentals, the markets were overshadowed by the triple threat of rising market interest rates, surging oil prices, hurricane devastation and ongoing violence in the Middle East.

Performance Attribution

The portfolio’s positive return in the quarter was driven by several factors. Our long-term investors recall that our disciplines lead us to issues that have heretofore underperformed and carry low valuations relative to their own history. Technology has been a favored area for us. Very noticeably, for the first time in a long time, this sector has begun to contribute to performance. After almost six years of a tech bear market, we are seeing the confluence of many factors, which have led us to add new positions in this sector, and to increase existing holdings. The tech companies that survived the downturn have dramatically improved their balance sheets, utilization rates, and margin structure. At the same time, many firms are shrinking their share base through share repurchase programs. Hence, our activity focus continues on highly selective technology additions to the Fund’s portfolio.

Outlook

If we are correct in our assessment of hedge fund capital inflows as a prime motivator of small cap stock prices, we would look for a continuance of the current trend. Moreover, given our commitment to the technology sector, as capital spending by business ramps higher, we see expanded revenues leading to improved margins and with a smaller share count—a perfect formula for earnings leverage. We think technology is the likely beneficiary of a greater need for productivity, particular as global competition continues.

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Annual Fiscal Year Review

Long-term equity fundamentals pointed toward higher stock prices in our estimation at the start of the twelve-month period ending March 31. Superb growth in corporate earnings and continued low inflation pushed stocks higher. Stocks mounted a major rally in the last quarter of 2005 and continued to make new five-year highs in the first quarter of 2006. The Federal Reserve will eventually conclude its interest rate hikes while stocks still have room, at sixteen times earnings, to advance.

Performance Attribution

The apparent abatement of corporate defensiveness and increased emphasis on improving businesses favored our type of investing throughout the year, and the fund saw two of its holdings acquired at a premium. Energy holdings continued to do well over the reporting period, and our holdings reflected higher oil and gas prices reflecting increased global demand and shortages from Hurricanes Rita and Katrina. Our non-energy related stocks also fared well, as commercial construction picked up for the first time since 2000 and rental equipment rates soared, boosting our holdings in the sector. Negative impact was recorded in real estate and mortgages; sectors that declined on rising interest rate concerns, as the Fed boosted the fed funds target rate to 4.75% by the end of the reporting period. But we think our holdings in this sector continue to represent excellent long-term value.

Outlook

On the whole, the Fund’s investments sell at an attractive discount to market benchmarks on an earnings, cash flow, and book value basis. Continued merger and acquisition activity suggests a continuation of the favorable environment for our investment preference for restructuring companies. While our expectations are therefore positive, we continue to keep the Fund well diversified to mitigate potential risks, and remain true to our mission of purchasing stocks with improving fundamentals and low valuations. We continue to look for improvement in the energy and commodity sectors, given global demand trends, and health care may prove an important source of positive performance in the coming year. Solid business growth should counteract the Fed’s tightening and higher energy costs, allowing for earnings acceleration for carefully selected stocks.

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Fiscal Year Annual Review

Emerging markets chalked up positive returns for the Fund’s fiscal year, continuing their longest streak of out performance since 1998. Larger-cap equities that are index constituents tended to lead the way. The BRIC countries (Brazil, Russia, India, and China) are becoming a focal point for emerging market investors. These four countries generated some of the best returns for the asset class, with Russia leading the way, followed by India, Brazil, and China in that order.

Performance Attribution

Strategically, from a sector perspective, the Fund has long believed that some of the best stock opportunities are in domestic related companies, as opposed to export oriented companies. We expressed this view by over weighting sectors like telecommunications, consumer stocks, and banks. Telecommunications has long been the largest sector over weight in the Fund. We hold cellular companies listed in Mexico, which are continuing to gain market share throughout Latin America. We also hold Russian long distance providers, where we see continued opportunity. On the consumer side, we targeted household equipment in Turkey and Mexico, where consumers are getting a boost from continued economic growth and moderating inflation. We also remain focused on banking stocks in Latin America, where reduced interest rates and declining inflation are benefiting banks and adding strong loan growth. From a pure country perspective, BRIC exposure also helped the Emerging Markets Fund. The Fund had over weights in Brazil, Russia, and China. We believe that country assessment is critical to the investment process, which led us to over weight these countries some time ago. Our relative under performance against the benchmark reflects greater caution in our investments in Latin America.

Outlook

Going forward, we continue to believe that domestic oriented stocks, as opposed to export driven stocks, will perform best in emerging markets. Many emerging market countries are benefiting from financial strength that is allowing them to withstand upward pressure on interest rates. This development could make for a very robust environment for domestic oriented emerging market stocks. Given these strong financial conditions and promising growth prospects, especially for the BRIC countries, we believe emerging markets can close the valuation gap with developed world equities. And we expect investors will come to terms with higher valuation levels for emerging market equities, and if the growth impetus for emerging markets shifts to domestic drivers, the valuation gap could be narrowed further.

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC.	INTERNATIONAL FUND

Annual Fiscal Year Review

International markets continued to strongly outperform the U.S. market for the twelve-month reporting period ending March 31, 2006. The performance differential was impressive with the global indexes approximately doubling the return for U.S. equities. Investors perceived overseas growth and relatively cheaper valuation as reasons for buying foreign stocks while the U.S. Federal Reserve continued to tighten monetary policy, raising the federal funds target rate to 4.75% by the end of the reporting period. The Fed’s action helped support the dollar, and exchange rate fluctuations added only marginally to the return of international equities during the quarter. Finally, the long-awaited turnaround of the Japanese economy has finally arrived, also contributing to strength for international equities.

Performance Attribution

The main contributor to the strong performance of the international equity benchmarks was the exceptional regional performance of the Continental European markets. Emerging markets continued to outperform the developed markets of the world based on strong investment flows. The BRIC markets (Brazil, Russia, India and China) continued to drive overall emerging markets performance, which is consistent with recent performance patterns. Strong earnings growth, attractive valuations and strongly improved quality characteristics of the emerging markets asset class are attracting heavy fund flows. Our sector weights, specifically, our underweight position in financials, continued to be detrimental to overall performance as the sector benefited from increased merger and acquisition (M&A) activity in Europe. The portfolio remains overweight in the information technology and health care sectors. This is largely offset by an underweight position in financial services. In Asia, consistent with our pursuit of eliminating internal portfolio inefficiencies, we eliminated smaller positions in consumer products and services.

Outlook

Our continued positive stance toward international investing is based on attractive relative valuations compared to U.S. equities. The U.S. profit cycle appears to be near a peak, whereas profits in most international markets have ample room to expand. We continue to favor the Japanese equity market, since stock valuations are not remotely reflecting the surprising strength of the Japanese economic recovery. Solid earnings growth acceleration and continued M&A activity continue to make Europe an attractive investment destination. Our exposure to Emerging Markets is approaching a benchmark-neutral position. Our expectations relative to domestic positions remain considerably higher.

EXCELSIOR FUNDS, INC.	INTERNATIONAL FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
***	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International All Country World Index Free ex U.S. is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
†	Currently certain fees are waived. Had such fees not been waived returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC.	PACIFIC/ASIA FUND

Fiscal Year Annual Review

The evidence continues to mount that the Japanese economy is indeed in a turnaround mode. This was the major change in the financial environment throughout the twelve-month reporting period, ending March 31. Discussions by the Bank of Japan regarding the end to their Quantitative Easing program of lower interest rates lend strong support to this viewpoint. Even oil prices, which were up thirty percent in the period, failed to hold back the emerging Japanese economic transformation. Currency has had little effect on the Fund’s performance in the first quarter. The Yen was essentially flat with only the Korean Won having any measurable effect. We expect further strengthening of Asian currencies as the year progresses, and relative to the U.S. dollar, so the Yen could add to the Fund’s performance.

Performance Attribution

Overall, looking back twelve-months, performance was quite disparate on a country basis. Japan, as noted, provided positive impetus for the Fund. Elsewhere around the region, much stronger performance was to be had from Indonesia, India and Thailand. These markets have been strong on the back of domestic strong consumption trends. Sector performance saw gains in food and chemicals. Negative performance came from Thai-based financials. The Fund continues to raise its exposure to the Japanese market, in particular in the area of financials and consumer products and services. Although we sold one Japanese position, we added four others in: financials (several), real estate and ceramics for technology. We sold our positions in a number of stocks that had produced strong returns for the Fund and had reached valuation targets, particularly in the energy sector.

Outlook

We expect that the primary drivers of performance for the year ahead will be economic growth in China and Japan. China must continue on a single-digit, managed path of economic development, to avoid inflation problems. The infrastructure build-out for the 2008 Olympics in China should continue to fuel Beijing’s needs for global commodities. Japan, must not derail the growth that the economy has exhibited for the past year, and it must continue to lead its economy out of a deflationary episode of many years duration. But we see strong growth engines in the Fund’s region continuing to contribute to future performance.

EXCELSIOR FUNDS, INC.	PACIFIC/ASIA FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International All Country Asia Pacific Free Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 10 developed and emerging market countries: China Free, Hong Kong, Japan, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Blended Equity Fund

Shares		Value
COMMON STOCKS — 97.09%
	CONSUMER DISCRETIONARY — 13.58%
57,093	Autozone, Inc.(a)	$5,691,601
89,443	Coach, Inc.(a)	3,092,939
38,124	Dillards, Inc., Class A	992,749
195,565	Eastman Kodak Co.	5,561,869
98,800	eBay(a)	3,859,128
304,540	Furniture Brands International, Inc.	7,464,275
1,155	Interpublic Group of Companies, Inc.(a)	11,042
255,940	John Wiley & Sons, Class A	9,687,329
126,466	Life Time Fitness, Inc.(a)	5,924,932
189,096	Sotheby’s Holdings, Inc., Class A(a)	5,491,348
176,400	Target Corp.	9,174,564
163,030	Timberland Co., Class A(a)	5,580,517

		62,532,293

	CONSUMER STAPLES — 6.50%
88,200	Altria Group, Inc.	6,249,852
158,542	Anheuser Busch Cos., Inc.	6,780,841
51,200	Kellogg Co.	2,254,848
156,100	Wal-Mart Stores, Inc.	7,374,164
50,000	Walgreen Co.	2,156,500
79,899	Wm. Wrigley Jr. Co.	5,113,536

		29,929,741

	ENERGY — 8.51%
129,044	Apache Corp.	8,453,672
37,100	Chevron Corp.	2,150,687
258,697	Exxon Mobil Corp.	15,744,300
13,200	Royal Dutch Shell plc ADR	821,832
155,608	Suncor Energy, Inc.	11,984,928

		39,155,419

	FINANCIAL — 17.63%
154,000	American Capital Strategies Ltd.	5,414,640
92,600	American Express Co.	4,866,130
56,591	American International Group, Inc.	3,740,099
18,520	Ameriprise Financial, Inc.	834,511
168,520	Bank of America Corp.	7,674,401
74	Berkshire Hathaway, Inc., Class A(a)	6,685,900
48,387	Goldman Sachs Group, Inc.	7,594,824
23,350	HSBC Holdings plc ADR	1,956,263

Shares		Value
COMMON STOCKS — (continued)
	FINANCIAL — (continued)
177,321	Leucadia National Corp.	$10,578,971
49,088	Mellon Financial Corp.	1,747,533
55,600	Merrill Lynch & Co., Inc.	4,379,056
119,588	RenaissanceRe Holdings Ltd.	5,216,429
213,100	State Street Corp.	12,877,633
177,300	Washington Mutual, Inc.	7,556,526

		81,122,916

	HEALTH CARE — 11.11%
180,800	Abbott Laboratories	7,678,576
22,100	Genzyme Corp.- General Division(a)	1,485,562
28,000	HCA, Inc.	1,282,120
18,100	Hospira, Inc.(a)	714,226
235,270	Johnson & Johnson	13,932,690
107,195	Medtronic, Inc.	5,440,146
107,252	Novo-Nordisk A/S ADR	6,659,277
301,300	Pfizer, Inc.	7,508,396
59,100	Schering Plough Corp.	1,122,309
68,715	WellPoint, Inc.(a)	5,320,602

		51,143,904

	INDUSTRIALS — 10.36%
3,000,000	Bombardier, Inc., Class B(a)	8,736,000
115,826	Canadian National Railway Co.	5,244,601
52,100	Dover Corp.	2,529,976
631,184	General Electric Co.	21,952,579
46,850	Illinois Tool Works, Inc.	4,512,124
63,291	Quanta Services, Inc.(a)	1,013,922
35,000	Tyco International Ltd.	940,800
78,500	Waste Management, Inc.	2,771,050

		47,701,052

	INFORMATION TECHNOLOGY — 11.48%
694,444	3com Corp.(a)	3,555,553
152,352	Analog Devices, Inc.	5,833,558
21,000	Broadcom Corp., Class A(a)	906,360
432,065	Cisco Systems, Inc.(a)	9,362,849
65,239	International Business Machines Corp.	5,380,260
316,700	Microsoft Corp.	8,617,407
234,468	National Instruments Corp.	7,648,346
141,200	NCR Corp.(a)	5,900,748
26,000	Nvidia Corp.(a)	1,488,760
75,022	SAP AG ADR	4,075,195

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Blended Equity Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — (continued)
6,220	Symbol Technologies, Inc.	$65,808

		52,834,844

	RAW/INTERMEDIATE MATERIALS — 7.98%
255,093	Aracruz Cellulose S.A. ADR	13,504,623
128,846	E.I. Du Pont de Nemours & Co.	5,438,590
100,147	Nucor Corp.	10,494,404
84,424	Vulcan Materials Co.	7,315,340

		36,752,957

	REAL ESTATE — 2.39%
175,018	St. Joe Co.	10,998,131

	UTILITIES — 7.55%
384,715	AES Corp.(a)	6,563,238
482,621	Centerpoint Energy, Inc.	5,757,669
597,681	EL Paso Corp.	7,202,056
301,471	Sierra Pacific Resources(a)	4,163,315
247,000	TXU Corp.	11,055,719

		34,741,997

	TOTAL COMMON STOCKS (Cost $256,592,210)	446,913,254
FOREIGN COMMON STOCKS — 1.91%
	GERMANY — 1.91%
160,000	Bayerische Motoren Werke AG	8,811,879

	TOTAL FOREIGN COMMON STOCKS (Cost $6,879,108)	8,811,879

Principal Amount		Value
REPURCHASE AGREEMENT — 2.62%
$12,058,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $12,061,416 (collateralized by U.S. Treasury Note, par value $9,032,000, 8.125%, maturing 08/15/21; total market value $12,147,188)	$12,058,000

	TOTAL REPURCHASE AGREEMENT (Cost $12,058,000)	12,058,000

TOTAL INVESTMENTS (Cost $275,529,318)(b)	101.62%	$467,783,133
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.62)	(7,473,923)

NET ASSETS	100.00%	$460,309,210

(a)	Non-income producing security.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$194,361,643	$(2,107,828)	$192,253,815

ADR—American Depository Receipt

Ltd.—Limited

plc—Public Limited Company

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Blended Equity Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	17.63%	$81,122,916
Consumer Discretionary	15.49	71,344,172
Information Technology	11.48	52,834,844
Health Care	11.11	51,143,904
Industrials	10.36	47,701,052
Energy	8.51	39,155,419
Raw/Intermediate Materials	7.98	36,752,957
Utilities	7.55	34,741,997
Consumer Staples	6.50	29,929,741
Repurchase Agreement	2.62	12,058,000
Real Estate	2.39	10,998,131

Total Investments	101.62%	$467,783,133
Liabilities in Excess of Other Assets	(1.62)	(7,473,923)

Net Assets	100.00%	$460,309,210

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Energy and Natural Resources Fund

Shares		Value
COMMON STOCKS — 98.31%
	ENERGY — 73.78%
570,400	Allis-Chalmers Energy, Inc.(a)	$7,774,552
100,000	Anadarko Petroleum Corp.	10,101,000
138,000	Apache Corp.	9,040,380
100,000	Arena Resources, Inc.(a)	3,490,000
115,000	Atwood Oceanics, Inc.(a)	11,616,150
400,000	Bill Barrett Corp. (a)	13,036,000
180,600	BJ Services Co.	6,248,760
62,740	BP plc ADR	4,325,296
200,000	Bronco Drilling Co., Inc.(a)	5,260,000
225,000	Cheniere Energy, Inc.(a)	9,128,250
144,500	Chesapeake Energy Corp.	4,538,745
106,388	Devon Energy Corp.	6,507,754
63,000	Diamond Offshore Drilling	5,638,500
1,038,000	Endeavor International Corp.(a)	3,020,580
250,000	ENSCO International, Inc.	12,862,500
1,100,000	Gasco Energy, Inc.(a)	6,160,000
210,000	GlobalSantaFe Corp.	12,757,500
250,000	GMX Resources, Inc.(a)	9,362,500
250,000	Grant Prideco, Inc.(a)	10,710,000
500,000	Hanover Compressor Co.(a)	9,310,000
2,500,000	Kodiak Oil & Gas Corp.(a)	6,037,500
92,300	Nabors Industries Ltd.(a)	6,606,834
210,000	National-Oilwell, Inc.(a)	13,465,200
221,600	Newfield Exploration Co.(a)	9,285,040
147,800	Noble Corp.	11,986,580
700,000	Parallel Petroleum Corp.(a)	12,915,000
200,000	Patterson-UTI Energy, Inc.	6,392,000
500,000	Petrohawk Energy Corp.(a)	6,850,000
640,000	Petroquest Energy, Inc.(a)	6,457,600
334,500	Range Resources Corp.	9,135,195
115,500	Schlumberger Ltd.	14,618,835
177,600	Southwestern Energy Co.(a)	5,716,944
147,800	Suncor Energy, Inc.	11,383,556
200,000	Talisman Energy, Inc.	10,636,000
150,000	Tesoro Corp.	10,251,000
181,200	TETRA Technologies, Inc.(a)	8,523,648
400,000	Todco, Class A	15,764,000
152,400	Transocean Sedco Forex, Inc.(a)	12,237,720
113,400	Ultra Petroleum Corp.(a)	7,065,954
350,000	Valero Energy	20,922,999
544,500	Willbros Group, Inc.(a)	11,075,130
166,666	XTO Energy, Inc.	7,261,638

		385,476,840

Shares		Value
COMMON STOCKS — (continued)
	RAW/INTERMEDIATE MATERIALS — 23.17%
150,000	3M Co.	$11,353,500
97,500	Aracruz Cellulose S.A. ADR	5,161,650
160,000	Arch Coal, Inc.	12,150,400
200,000	Canadian Natural Resources Ltd.	11,078,000
202,100	Freeport-McMoRan Copper & Gold, Inc., Class B	12,079,517
1,500,000	Hecla Mining Co.(a)	9,915,000
175,000	Holly Corp.	12,971,000
700,000	Kinross Gold Corp.(a)	7,651,000
75,000	Newmont Mining Corp.	3,891,750
196,000	Peabody Energy Corp.	9,880,360
158,800	Phelps Dodge Corp.	12,788,164
200,000	United States Steel Corp.	12,136,000

		121,056,341

	UTILITIES — 1.36%
332,000	Williams Cos., Inc.	7,101,480

	TOTAL COMMON STOCKS (Cost $455,466,737)	513,634,661

Principal Amount
REPURCHASE AGREEMENT — 4.08%
$21,335,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $21,341,045 (collateralized by U.S. Treasury Note, par value $15,981,000, 8.125%, maturing 08/15/21; total market value $21,492,778)	21,335,000

	TOTAL REPURCHASE AGREEMENT (Cost $21,335,000)	21,335,000

TOTAL INVESTMENTS (Cost $476,801,737)(b)	102.39%	$534,969,661
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.39)	(12,463,721)

NET ASSETS	100.00%	$522,505,940

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Energy and Natural Resources Fund — (continued)

(a)	Non-income producing security.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$63,953,948	$(5,786,024)	$58,167,924

ADR—American Depository Receipt

Ltd.—Limited

plc—public limited company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Energy	73.78%	$385,476,840
Raw/Intermediate Materials	23.17	121,056,341
Repurchase Agreement	4.08	21,335,000
Utilities	1.36	7,101,480

Total Investments	102.39%	$534,969,661
Liabilities in Excess of Other Assets	(2.39)	(12,463,721)

Net Assets	100.00%	$522,505,940

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Equity Core Fund

Shares		Value
COMMON STOCKS — 92.23%
	CONSUMER DISCRETIONARY — 16.87%
41,105	Autozone, Inc.(a)	$4,097,758
132,499	Dillards, Inc., Class A	3,450,274
132,143	Eastman Kodak Co.	3,758,147
162,500	Furniture Brands International, Inc.	3,982,875
104,164	John Wiley & Sons, Class A	3,942,607
80,000	Life Time Fitness, Inc.(a)	3,748,000
166,000	Sotheby’s Holdings, Inc., Class A(a)	4,820,641
108,770	Timberland Co., Class A(a)	3,723,197

		31,523,499

	CONSUMER STAPLES — 4.31%
93,806	Anheuser Busch Cos., Inc.	4,012,083
63,278	Wm. Wrigley Jr. Co.	4,049,792

		8,061,875

	ENERGY — 7.41%
57,100	Apache Corp.	3,740,621
72,294	Exxon Mobil Corp.	4,399,813
74,032	Suncor Energy, Inc.	5,701,944

		13,842,378

	FINANCIAL — 13.10%
117,427	American Capital Strategies Ltd.	4,128,733
48	Berkshire Hathaway, Inc., Class A(a)	4,336,800
26,184	Lehman Brothers Holding, Inc.	3,784,374
84,659	Leucadia National Corp.	5,050,756
110,713	North Fork Bancorporation, Inc.	3,191,856
91,354	RenaissanceRe Holdings Ltd.	3,984,861

		24,477,380

	HEALTH CARE — 9.33%
68,353	Johnson & Johnson	4,047,865
75,331	Medtronic, Inc.	3,823,048
77,325	Novo-Nordisk A/S ADR	4,801,109
64,099	Roche Holdings Ltd. ADR	4,760,152

		17,432,174

Shares		Value
COMMON STOCKS — (continued)
	INDUSTRIALS — 9.83%
1,930,962	Bombardier, Inc., Class B(a)	$5,622,961
82,500	Canadian National Railway Co.	3,735,600
115,682	General Electric Co.	4,023,420
310,700	Quanta Services, Inc.(a)	4,977,414

		18,359,395

	INFORMATION TECHNOLOGY — 7.51%
933,293	3com Corp.(a)	4,778,460
112,577	Analog Devices, Inc.	4,310,573
151,407	National Instruments Corp.	4,938,897

		14,027,930

	RAW/INTERMEDIATE MATERIALS — 13.22%
97,537	Aracruz Cellulose S.A. ADR	5,163,609
94,404	E.I. Du Pont de Nemours & Co.	3,984,793
55,801	Monsanto Co.	4,729,135
52,850	Nucor Corp.	5,538,151
61,000	Vulcan Materials Co.	5,285,650

		24,701,338

	REAL ESTATE — 2.27%
67,592	St. Joe Co.	4,247,481

	UTILITIES — 8.38%
274,996	AES Corp.(a)	4,691,432
224,593	Centerpoint Energy, Inc.	2,679,394
395,821	EL Paso Corp.	4,769,643
255,200	Sierra Pacific Resources(a)	3,524,312

		15,664,781

	TOTAL COMMON STOCKS (Cost $148,821,548)	172,338,231

FOREIGN COMMON STOCKS — 2.43%
	GERMANY — 2.43%
82,507	Bayerische Motoren Werke AG	4,544,011

	TOTAL FOREIGN COMMON STOCKS (Cost $3,702,066)	4,544,011

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Equity Core Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 5.79%
$10,818,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $10,821,065 (collateralized by U.S. Treasury Note, par value $8,103,000, 8.125%, maturing 08/15/21; total market value $10,898,014)	$10,818,000

	TOTAL REPURCHASE AGREEMENT (Cost $10,818,000)	10,818,000

TOTAL INVESTMENTS (Cost $163,341,614)(b)	100.45%	$187,700,242
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.45)	(845,844)

NET ASSETS	100.00%	$186,854,398

(a)	Non-income producing security.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$26,252,304	$(1,893,676)	$24,358,628

ADR—American Depository Receipt

Ltd.—Limited

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	19.30%	$36,067,510
Raw/Intermediate Materials	13.22	24,701,338
Financial	13.10	24,477,380
Industrials	9.83	18,359,395
Health Care	9.33	17,432,174
Utilities	8.38	15,664,781
Information Technology	7.51	14,027,930
Energy	7.41	13,842,378
Repurchase Agreement	5.79	10,818,000
Consumer Staples	4.31	8,061,875
Real Estate	2.27	4,247,481

Total Investments	100.45%	$187,700,242
Liabilities in Excess of Other Assets	(0.45)	(845,844)

Net Assets	100.00%	$186,854,398

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Equity Income Fund

Shares		Value
COMMON STOCKS — 92.49%
	CONSUMER DISCRETIONARY — 14.17%
106,000	CBS Corp., Class B	$2,541,880
221,000	Circuit City Stores, Inc.	5,410,080
120,000	Lear Corp.	2,127,600
214,000	Leggett & Platt, Inc.	5,215,180
184,800	Newell Rubbermaid, Inc.	4,655,112
118,000	Snap-On, Inc.	4,498,160
123,400	Time Warner, Inc.	2,071,886
68,500	Viacom, Inc., Class B(a)	2,657,800

		29,177,698

	CONSUMER STAPLES — 2.67%
77,500	Altria Group, Inc.	5,491,650

	ENERGY — 8.69%
100,000	BP plc ADR	6,894,000
114,000	Chevron Corp.	6,608,580
60,100	Halliburton Co.	4,388,502

		17,891,082

	FINANCIAL — 20.45%
105,000	Arthur J. Gallagher & Co.	2,920,050
43,316	Bank of America Corp.	1,972,611
131,000	Citigroup, Inc.	6,188,440
100,000	Freddie Mac	6,100,000
195,000	Mellon Financial Corp.	6,942,000
100,000	Morgan Stanley	6,282,000
93,000	RenaissanceRe Holdings Ltd.	4,056,660
149,000	U.S. BanCorp.	4,544,500
147,500	W. P. Stewart & Co. Ltd.	3,109,300

		42,115,561

	HEALTH CARE — 6.32%
92,000	Eli Lilly & Co.	5,087,600
101,300	Medtronic, Inc.	5,140,975
50,000	Novartis AG ADR	2,772,000

		13,000,575

	INDUSTRIALS — 12.05%
112,000	Dover Corp.	5,438,720
177,533	General Electric Co.	6,174,598
163,000	Honeywell International, Inc.	6,971,509
66,275	Hubbell, Inc., Class B	3,397,257
86,000	RR Donnelley & Sons Co.	2,813,920

		24,796,004

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 11.44%
243,000	Electronic Data Systems Corp.	$6,519,690
138,000	Linear Technology Corp.	4,841,040
200,000	Microsoft Corp.	5,442,000
325,500	Nokia Oyj ADR	6,744,360

		23,547,090

	RAW/INTERMEDIATE MATERIALS — 11.17%
103,000	Eastman Chemical Co.	5,271,540
201,700	Packaging Corp. of America	4,526,148
15,000	Pope Resources Ltd.	498,750
74,000	Rayonier, Inc.	3,373,660
237,000	RPM, Inc.	4,251,780
70,000	Weyerhaeuser Co.	5,070,100

		22,991,978

	TELECOMMUNICATION — 5.53%
180,000	AT&T, Inc.	4,867,200
191,500	Verizon Communications, Inc.	6,522,490

		11,389,690

	TOTAL COMMON STOCKS (Cost $166,480,153)	190,401,328

FOREIGN COMMON STOCKS — 3.11%
	UNITED KINGDOM — 3.11%
463,400	Pearson plc	6,403,518

	TOTAL FOREIGN COMMON STOCKS (Cost $5,497,014)	6,403,518

CONVERTIBLE PREFERRED STOCKS — 3.73%
	CONSUMER DISCRETIONARY — 2.16%
71,900	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	2,160,595
132,400	General Motors Corp., Series C, Preferred Exchange, 6.25%	2,297,140

		4,457,735

	ENERGY — 1.57%
89,500	EL Paso Energy Capital Trust I, Preferred Exchange, 4.75%	3,222,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,510,071)	7,679,735

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Equity Income Fund — (continued)

Contracts		Value
CALL OPTION PURCHASED — 0.34%
2,000	Time Warner, Inc. Expires 01/19/08 strike price 15	$700,000

	TOTAL CALL OPTION PURCHASED (Cost $895,999)	700,000

TOTAL INVESTMENTS (Cost $180,383,237)(b)	99.67%	$205,184,581
OTHER ASSETS IN EXCESS OF LIABILITIES	0.33	669,398

NET ASSETS	100.00%	$205,853,979

(a)	Non-income producing security
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$26,765,350	$(1,964,006)	$24,801,344

ADR—American Depository Receipt

Ltd.—Limited

plc—Public limited company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	20.45%	$42,115,561
Consumer Discretionary	19.78	40,738,951
Industrials	12.05	24,796,004
Information Technology	11.44	23,547,090
Raw/Intermediate Materials	11.17	22,991,978
Energy	10.26	21,113,082
Health Care	6.32	13,000,575
Telecommunication	5.53	11,389,690
Consumer Staples	2.67	5,491,650

Total Investments	99.67%	$205,184,581
Other Assets in Excess of Liabilities	0.33	669,398

Net Assets	100.00%	$205,853,979

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Large Cap Growth Fund

Shares		Value
COMMON STOCKS — 95.96%
	CONSUMER DISCRETIONARY — 17.76%
326,100	Carnival Corp., Class A	$15,447,357
478,700	Coach, Inc.(a)	16,553,446
563,300	eBay(a)	22,002,498
238,100	Lowes Companies, Inc.	15,343,164
456,000	Petsmart, Inc.	12,831,840
422,900	Starbucks Corp.(a)	15,917,956

		98,096,261

	FINANCIAL — 7.63%
34,800	Chicago Mercantile Exchange	15,573,000
74,600	Lehman Brothers Holding, Inc.	10,781,938
303,975	SLM Corp.	15,788,462

		42,143,400

	HEALTH CARE — 34.91%
171,655	Alcon, Inc.	17,896,750
214,685	Amgen, Inc.(a)	15,618,334
431,688	Caremark Rx, Inc.(a)	21,230,416
519,600	Celgene Corp.(a)	22,976,712
183,400	Genentech, Inc.(a)	15,499,134
210,300	Gilead Sciences, Inc.(a)	13,084,866
289,840	Medtronic, Inc.	14,709,380
595,631	Patterson Cos., Inc.(a)	20,966,211
388,100	Teva Pharmaceutical Industries Ltd. ADR	15,981,958
202,876	WellPoint, Inc.(a)	15,708,689
281,482	Zimmer Holdings, Inc.(a)	19,028,183

		192,700,633

	INDUSTRIALS — 2.94%
188,200	Expeditors International of Washington, Inc.	16,258,598

	INFORMATION TECHNOLOGY — 28.92%
351,600	Apple Computer, Inc.(a)	22,052,352
361,500	Broadcom Corp., Class A(a)	15,602,340
312,259	Dell, Inc.(a)	9,292,828
284,415	Electronic Arts, Inc.(a)	15,563,189
60,873	Google, Inc., Class A(a)	23,740,469
184,203	Infosys Technologies Ltd. ADR	14,342,046
395,990	Qualcomm, Inc.	20,041,054
165,100	Research In Motion Ltd.(a)	14,013,688
144,700	SAP AG ADR	7,860,104
531,500	Yahoo!, Inc.(a)	17,146,190

		159,654,260

Shares		Value
COMMON STOCKS — (continued)
	TELECOMMUNICATION — 3.80%
612,700	America Movil S.A. de C.V., Series L ADR	$20,991,102

	TOTAL COMMON STOCKS (Cost $443,598,594)	529,844,254

Principal Amount
REPURCHASE AGREEMENT — 6.69%
$36,968,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $36,978,474 (collateralized by U.S. Treasury Note, par value $27,691,000, 8.125%, maturing 08/15/21; total market value $37,241,507)	36,968,000

	TOTAL REPURCHASE AGREEMENT (Cost $36,968,000)	36,968,000

TOTAL INVESTMENTS (Cost $480,566,594)(b)	102.65%	$566,812,254
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.65)	(14,616,684)

NET ASSETS	100.00%	$552,195,570

(a)	Non-income producing security
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$90,470,304	$(4,224,644)	$86,245,660

ADR—American Depository Receipt

Ltd.—Limited

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Health Care	34.91%	$192,700,633
Information Technology	28.92	159,654,260
Consumer Discretionary	17.76	98,096,261
Financial	7.63	42,143,400
Repurchase Agreement	6.69	36,968,000
Telecommunication	3.80	20,991,102
Industrials	2.94	16,258,598

Total Investments	102.65%	$566,812,254
Liabilities in Excess of Other Assets	(2.65)	(14,616,684)

Net Assets	100.00%	$552,195,570

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Mid Cap Value and Restructuring Fund

Shares		Value
COMMON STOCKS — 97.44%
	CONSUMER DISCRETIONARY — 26.05%
90,000	Autozone, Inc.(a)	$8,972,100
126,600	Black & Decker Corp.	11,000,274
745,000	Blockbuster, Inc.	2,667,100
229,661	Callaway Golf Co.	3,950,169
95,000	Centex Corp.	5,889,050
325,000	Constellation Brands, Inc.(a)	8,141,250
270,000	EchoStar Communications, Inc.(a)	8,064,900
170,000	Limited Brands	4,158,200
42,000	Morgans Hotel Group(a)	741,720
379,700	Onex Corp.	6,998,251
210,000	Sherwin-Williams Co.	10,382,400
294,700	Tempur-Pedic International, Inc.(a)	4,170,005
300,000	TJX Cos., Inc.	7,446,000
208,000	Zale Corp.(a)	5,830,240

		88,411,659

	CONSUMER STAPLES — 2.34%
205,000	Dean Foods Co.(a)	7,960,150

	ENERGY — 12.45%
130,000	Cimarex Energy Co.	5,623,800
217,000	Devon Energy Corp.	13,273,890
153,700	Noble Corp.	12,465,070
117,600	Occidental Petroleum Corp.	10,895,640

		42,258,400

	FINANCIAL — 15.21%
167,300	Ace Ltd.	8,701,273
200,000	CIT Group, Inc.	10,704,000
250,000	Doral Financial Corp.	2,887,500
50,000	First Marblehead Corp.	2,162,500
73,000	Lehman Brothers Holding, Inc.	10,550,690
125,000	Leucadia National Corp.	7,457,500
75,000	RenaissanceRe Holdings Ltd.	3,271,500
270,000	Sovereign Bancorp, Inc.	5,915,700

		51,650,663

	HEALTH CARE — 5.58%
415,000	Health Management Associates, Inc., Class A	8,951,550
215,000	Shire Pharmaceuticals plc ADR	9,995,350

		18,946,900

Shares		Value
COMMON STOCKS — (continued)
	INDUSTRIALS — 15.69%
51,500	Autoliv, Inc.	$2,913,870
235,000	Brink’s Co.	11,928,600
265,000	Empresa Brasileira de Aeronautica S.A. ADR	9,765,250
123,700	Lincoln Electric Holdings, Inc.	6,678,563
210,000	Mueller Industries, Inc.	7,494,900
420,000	United Rentals, Inc.(a)	14,490,000

		53,271,183

	INFORMATION TECHNOLOGY — 7.21%
190,000	Electronic Data Systems Corp.	5,097,700
280,400	Harris Corp.	13,260,116
580,000	Symbol Technologies, Inc.	6,136,400

		24,494,216

	RAW/INTERMEDIATE MATERIALS — 7.11%
233,800	Aracruz Cellulose S.A. ADR	12,377,372
225,000	Cabot Microelectronics Corp.(a)	8,347,500
350,000	International Coal Group, Inc.(a)	3,409,000

		24,133,872

	REAL ESTATE — 2.34%
126,600	St. Joe Co.	7,955,544

	UTILITIES — 3.46%
406,800	EL Paso Corp.	4,901,940
320,000	Williams Cos., Inc.	6,844,800

		11,746,740

	TOTAL COMMON STOCKS (Cost $208,393,057)	330,829,327

FOREIGN COMMON STOCKS — 1.94%
	NETHERLANDS — 1.94%
99,500	Hunter Douglas NV	6,598,774

	TOTAL FOREIGN COMMON STOCKS (Cost $3,662,399)	6,598,774

CONVERTIBLE PREFERRED STOCKS — 0.14%
	CONSUMER DISCRETIONARY — 0.14%
500	Blockbuster, Inc., Preferred Exchange, 7.50%(b)	465,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $500,000)	465,000

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Mid Cap Value and Restructuring Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 0.44%
$1,484,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $1,484,420 (collateralized by U.S. Treasury Note, par value $1,112,000, 8.125%, maturing 08/15/21; total market value $1,494,979)	$1,484,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,484,000)	1,484,000

TOTAL INVESTMENTS (Cost $214,039,456)(c)	99.96%	$339,377,101
OTHER ASSETS IN EXCESS OF LIABILITIES	0.04	120,025

NET ASSETS	100.00%	$339,497,126

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $465,000 or 0.14% of net assets.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$130,550,617	$(5,212,972)	$125,337,645

ADR—American Depository Receipt

Ltd.—Limited

plc—public limited company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	28.13%	$95,475,433
Industrials	15.69	53,271,183
Financial	15.21	51,650,663
Energy	12.45	42,258,400
Information Technology	7.21	24,494,216
Raw/Intermediate Materials	7.11	24,133,872
Health Care	5.58	18,946,900
Utilities	3.46	11,746,740
Consumer Staples	2.34	7,960,150
Real Estate	2.34	7,955,544
Repurchase Agreement	0.44	1,484,000

Total Investments	99.96%	$339,377,101
Other Assets in Excess of Liabilities	0.04	120,025

Net Assets	100.00%	$339,497,126

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Real Estate Fund

Shares		Value
COMMON STOCKS — 99.67%
	CONSUMER DISCRETIONARY — 2.65%
50,000	Starwood Hotels & Resorts Worldwide, Inc.	$3,386,500

	FINANCIAL — 0.30%
10,000	iStar Financial, Inc.	382,800

	REAL ESTATE — 95.20%
75,000	AMB Property Corp.	4,070,250
29,500	Apartment Investment & Management Co., Class A	1,383,550
40,000	Archstone-Smith Trust	1,950,800
39,784	AvalonBay Communities, Inc.	4,340,434
75,000	BioMed Realty Trust, Inc.	2,223,000
60,000	Boston Properties, Inc.	5,595,000
34,542	Brandywine Realty Trust	1,097,054
48,800	Camden Property Trust	3,516,040
135,100	Cedar Shopping Centers, Inc.	2,139,984
95,000	Cousins Properties, Inc.	3,175,850
85,000	Duke Realty Corp.	3,225,750
70,000	Equity Inns, Inc.	1,134,000
100,320	Equity Office Properties Trust	3,368,746
116,820	Equity Residential	5,466,008
51,400	Federal Realty Investment Trust	3,865,280
68,600	Forest City Enterprises, Inc., Class A	3,234,490
72,600	General Growth Properties, Inc.	3,547,962
30,000	Global Signal, Inc.	1,476,000
102,500	GMH Communities Trust	1,193,100
77,200	Healthcare Realty Trust, Inc.	2,885,736
55,700	Heritage Property Investment Trust	2,205,163
35,300	Home Properties of New York, Inc.	1,803,830
143,300	Host Marriott Corp.	3,066,620
107,400	Kimco Realty Corp.	4,364,736
73,000	Liberty Property Trust	3,442,680
40,700	Macerich Co.	3,009,765
75,000	Maguire Properties, Inc.	2,737,500
45,000	Pan Pacific Retail Properties, Inc.	3,190,500
30,000	Parkway Properties, Inc.	1,310,400
69,200	Post Properties, Inc.	3,079,400
113,124	Prologis	6,052,134
50,100	Public Storage, Inc.	4,069,623

Shares		Value
COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
100,000	Republic Property Trust	$1,177,000
25,000	Senior Housing Properties Trust	452,500
75,000	Simon Property Group, Inc.	6,310,501
10,600	SL Green Realty Corp.	1,075,900
27,300	St. Joe Co.	1,715,532
4,186	Trizec Canada, Inc.	101,460
129,513	Trizec Properties, Inc.	3,332,369
110,300	U-Store-It Trust	2,222,545
46,500	Vornado Realty Trust	4,464,000
84,175	Weingarten Realty Investors	3,430,131

		121,503,323

	TRANSPORTATION — 1.52%
40,700	Alexander & Baldwin, Inc.	1,940,576

	TOTAL COMMON STOCKS (Cost $77,488,217)	127,213,199

Principal Amount
REPURCHASE AGREEMENT — 0.56%
$710,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $710,201 (collateralized by U.S. Treasury Note, par value $532,000, 8.125%, maturing 08/15/21; total market value $715,256)	710,000

	TOTAL REPURCHASE AGREEMENT (Cost $710,000)	710,000

TOTAL INVESTMENTS (Cost $78,198,217)(a)	100.23%	$127,923,199
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.23)	(294,791)

NET ASSETS	100.00%	$127,628,408

(a)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$49,916,948	$(191,966)	$49,724,982

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Real Estate Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Real Estate	95.20%	$121,503,323
Consumer Discretionary	2.65	3,386,500
Transportation	1.52	1,940,576
Repurchase Agreement	0.56	710,000
Financial	0.30	382,800

Total Investments	100.23%	$127,923,199
Liabilities in Excess of Other Assets	(0.23)	(294,791)

Net Assets	100.00%	$127,628,408

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Small Cap Fund

Shares		Value
COMMON STOCKS — 98.97%
	CONSUMER DISCRETIONARY — 14.35%
400,000	Cabelas, Inc.(a)	$8,208,000
60,000	Columbia Sportswear Co.(a)	3,199,800
320,000	Ethan Allen Interiors, Inc.	13,446,400
800,000	Oakley, Inc.	13,616,000
880,000	Sotheby’s Holdings, Inc., Class A(a)	25,555,200
320,000	Thor Industries, Inc.	17,075,200
200,000	Urban Outfitters, Inc.(a)	4,908,000

		86,008,600

	CONSUMER STAPLES — 1.98%
380,000	Performance Food Group Co.(a)	11,852,200

	ENERGY — 5.54%
380,000	Helix Energy Solutions Group, Inc.(a)	14,402,000
400,000	TETRA Technologies, Inc.(a)	18,816,000

		33,218,000

	FINANCIAL — 10.38%
200,000	Greenhill & Co., Inc.	13,222,000
260,000	Jefferies Group, Inc.	15,210,000
125,000	Park National Corp.	13,312,500
600,000	Philadelphia Consolidated Holdings Corp.(a)	20,484,000

		62,228,500

	HEALTH CARE — 6.83%
460,000	Arrow International, Inc.	15,028,200
440,000	Kensey Nash Corp.(a)	12,584,000
300,000	Molina Healthcare, Inc.(a)	10,041,000
800,000	Orthovita, Inc.(a)	3,312,000

		40,965,200

	INDUSTRIALS — 20.65%
220,000	Barnes Group, Inc.	8,910,000
600,000	FTI Consulting, Inc.(a)	17,118,000
660,000	Kansas City Southern(a)	16,302,000
1,200,000	MPS Group, Inc.(a)	18,360,000
1,260,000	Quanta Services, Inc.(a)	20,185,200
520,000	Shaw Group, Inc.(a)	15,808,000
440,000	Simpson Manufacturing Co., Inc.	19,052,000
180,000	Triumph Group, Inc.(a)	7,966,800

		123,702,000

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 16.05%
280,000	CACI International, Inc., Class A(a)	$18,410,000
660,000	Dendrite International, Inc.(a)	9,009,000
700,000	Forrester Research, Inc.(a)	15,624,000
1,400,000	Keane, Inc.(a)	22,050,000
760,000	Manhattan Associates, Inc.(a)	16,720,000
400,000	MAXIMUS, Inc.	14,392,000

		96,205,000

	RAW/INTERMEDIATE MATERIALS — 3.09%
500,000	Cabot Microelectronics Corp.(a)	18,550,000

	TECHNOLOGY — 18.48%
700,000	CommScope, Inc.(a)	19,985,000
800,000	Fairchild Semiconductor International, Inc.(a)	15,256,000
1,500,000	Kulicke & Soffa Industries, Inc.(a)	14,310,000
600,000	Lattice Semiconductor Corp.(a)	3,996,000
700,000	Palm, Inc.(a)	16,212,000
600,000	Power Integrations(a)	14,868,000
620,000	Technitrol, Inc.	14,867,600
400,000	Varian Semiconductor Equipment Associates, Inc.(a)	11,232,000

		110,726,600

	UTILITIES — 1.62%
350,000	Aqua America, Inc.	9,737,000

	TOTAL COMMON STOCKS (Cost $402,404,879)	593,193,100

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Small Cap Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 0.96%
$5,752,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $5,753,630 (collateralized by U.S. Treasury Note, par value $4,309,000, 8.125%, maturing 08/15/21; total market value $5,794,552)	$5,752,000

	TOTAL REPURCHASE AGREEMENT (Cost $5,752,000)	5,752,000

TOTAL INVESTMENTS (Cost $408,156,879)(b)	99.93%	$598,945,100
OTHER ASSETS IN EXCESS OF LIABILITIES	0.07	445,094

NET ASSETS	100.00%	$599,390,194

(a)	Non-income producing security
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$191,568,402	$(780,181)	$190,788,221

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Industrials	20.65%	$123,702,000
Technology	18.48	110,726,600
Information Technology	16.05	96,205,000
Consumer Discretionary	14.35	86,008,600
Financial	10.38	62,228,500
Health Care	6.83	40,965,200
Energy	5.54	33,218,000
Raw/Intermediate Materials	3.09	18,550,000
Consumer Staples	1.98	11,852,200
Utilities	1.62	9,737,000
Repurchase Agreement	0.96	5,752,000

Total Investments	99.93%	$598,945,100
Other Assets in Excess of Liabilities	0.07	445,094

Net Assets	100.00%	$599,390,194

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Value and Restructuring Fund

Shares		Value
COMMON STOCKS — 95.72%
	CONSUMER DISCRETIONARY — 16.31%
1,700,000	Avon Products, Inc.	$52,989,000
2,150,000	Black & Decker Corp.	186,813,500
2,400,000	CBS Corp., Class B	57,552,000
2,750,000	Centex Corp.	170,472,500
1,800,000	EchoStar Communications, Inc.(a)	53,766,000
1,000,000	Harman International Industries, Inc.	111,130,000
2,000,000	Interpublic Group of Companies, Inc.(a)(b)	19,120,000
2,100,000	Leggett & Platt, Inc.	51,177,000
2,000,000	Liberty Media Corp., Class A(a)	16,420,000
714,340	Morgans Hotel Group(a)	12,615,244
2,600,000	Newell Rubbermaid, Inc.	65,494,000
2,750,000	TJX Cos., Inc.	68,255,000
5,750,000	XM Satellite Radio Holdings, Inc., Class A(a)	128,052,500
2,250,000	Zale Corp.(a)	63,067,500

		1,056,924,244

	CONSUMER STAPLES — 4.00%
1,750,000	ConAgra Foods, Inc.	37,555,000
2,475,000	Dean Foods Co.(a)	96,104,250
1,000,000	Kraft Foods, Inc., Class A	30,310,000
2,010,000	Loews Corp. - Carolina Group	95,012,700

		258,981,950

	ENERGY — 13.35%
1,650,000	Burlington Resources, Inc.	151,651,500
1,450,000	ConocoPhillips	91,567,500
2,250,000	Devon Energy Corp.(b)	137,632,500
1,500,000	Mariner Energy, Inc.(a)	30,765,000
2,000,000	Noble Energy, Inc.	87,840,000
1,775,000	Petrobras ADR	153,839,250
2,000,000	Petrohawk Energy Corp.(a)	27,400,000
2,900,000	Rossetta Resources, Inc.(a)	52,084,000
1,900,000	Todco, Class A	74,879,000
1,425,000	W&T Offshore, Inc.	57,441,750

		865,100,500

	FINANCIAL — 18.00%
2,000,000	Ace Ltd.	104,020,000
2,800,000	Amvescap plc ADR	52,808,000
2,250,000	Apollo Investment Corp.(c)	40,072,500

Shares		Value
COMMON STOCKS — (continued)
	FINANCIAL — (continued)
1,889,800	Castlepoint Holdings Ltd. ADR(a)(d)	$18,898,000
900,000	CIT Group, Inc.	48,168,000
2,125,000	Citigroup, Inc.	100,385,000
2,500,000	Doral Financial Corp.	28,875,000
1,350,000	Freddie Mac	82,350,000
1,850,000	JP Morgan Chase & Co.	77,034,000
675,000	Lehman Brothers Holding, Inc.	97,557,750
750,000	Loews Corp.	75,900,000
2,250,000	Marsh & McLennan Cos., Inc.	66,060,000
3,000,000	MCG Capital Corp.	42,330,000
1,675,000	Metlife, Inc.	81,019,750
1,800,000	Morgan Stanley	113,076,001
900,000	PNC Financial Services Group, Inc.	60,579,000
2,650,000	Primus Guaranty Ltd.(a)	29,547,500
1,150,000	Washington Mutual, Inc.	49,013,000

		1,167,693,501

	HEALTH CARE — 4.68%
1,800,000	AmerisourceBergen Corp.	86,886,000
2,225,000	Baxter International, Inc.	86,352,250
1,350,000	Bristol-Myers Squibb Co.	33,223,500
1,350,000	HCA, Inc.	61,816,500
725,000	Wyeth	35,177,000

		303,455,250

	INDUSTRIALS — 12.60%
2,725,000	AGCO Corp.(a)	56,516,500
900,000	Aries Maritime Transport Ltd.	12,573,000
925,000	Arlington Tankers	21,275,000
3,500,000	Cendant Corp.	60,725,000
1,000,000	Copa Holdings S.A., Class A(a)	22,850,000
1,350,000	Deluxe Corp.	35,329,500
2,050,000	Empresa Brasileira de Aeronautica S.A. ADR	75,542,500
3,000,000	Gol Linhas Aereas Inteligentes S.A. ADR	80,400,000
1,550,000	Ryder Systems, Inc.	69,409,000
2,600,000	Tyco International Ltd.	69,888,000
1,200,000	Union Pacific Corp.	112,020,000
3,500,000	United Rentals, Inc.(a)	120,750,000
1,375,000	United Technologies Corp.	79,708,750

		816,987,250

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Value and Restructuring Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 5.38%
3,600,000	Harris Corp.	$170,244,000
725,000	International Business Machines Corp.	59,790,750
3,000,000	Nokia Oyj ADR	62,160,000
1,600,000	Plantronics, Inc.	56,688,000

		348,882,750

	RAW/INTERMEDIATE MATERIALS — 11.95%
2,000,000	Alpha Natural Resources, Inc.(a)	46,280,000
2,950,000	Celanese Corp., Class A	61,861,500
2,200,000	CF Industries Holdings, Inc.	37,378,000
1,075,000	CNX Gas Corp.(a)	27,950,000
2,175,000	Consol Energy, Inc.	161,298,000
825,000	Eagle Materials, Inc., Class B	52,626,750
1,450,000	Foundation Coal Holdings, Inc.	59,653,000
3,100,000	International Coal Group, Inc.(a)	30,194,000
1,182,694	Lafarge Corp.	99,346,296
944,900	Pinnacle Gas Resources, Inc.(a)(d)	10,393,900
1,275,000	PPG Industries, Inc.	80,771,250
850,000	Southern Copper Corp.	71,808,000
2,050,000	Tronox, Inc.	34,768,000

		774,328,696

	REAL ESTATE — 2.83%
3,275,715	Diamondrock Hospitality Co.	45,237,624
1,200,000	Fieldstone Investment Corp.	14,160,000
2,900,000	Friedman Billings Ramsey Group, Inc., Class A	27,202,000
1,700,000	Host Marriott Corp.	36,380,000
2,000,000	Peoples Choice Financial Corp.(a)(d)	11,000,000
600,000	Taberna Realty Finance Trust(d)	7,950,000
850,000	Ventas, Inc.	28,203,000
1,500,000	Vintage Wine Trust, Inc.(d)	13,500,000

		183,632,624

	TELECOMMUNICATION — 4.21%
5,225,000	America Movil S.A. de C.V., Series L ADR	179,008,500
2,408,254	Sprint Nextel Corp.	62,229,283

Shares		Value
COMMON STOCKS — (continued)
	TELECOMMUNICATION — (continued)
2,400,000	Valor Communications, Inc.	$31,584,000

		272,821,783

	UTILITIES — 2.41%
1,300,000	Centerpoint Energy, Inc.	15,509,000
1,325,000	Duke Energy Corp.	38,623,750
5,000,000	EL Paso Corp.	60,250,000
649,275	Public Service Enterprise Group, Inc.	41,579,571

		155,962,321

	TOTAL COMMON STOCKS (Cost $4,103,263,208)	6,204,770,869

FOREIGN COMMON STOCKS — 1.47%
	GERMANY — 0.82%
1,400,000	Lanxess AG(a)	52,774,176

	ITALY — 0.65%
5,000,000	Enel S.p.A	42,254,747

	TOTAL FOREIGN COMMON STOCKS (Cost $75,072,487)	95,028,923

CONVERTIBLE PREFERRED STOCKS — 1.02%
	CONSUMER DISCRETIONARY — 0.79%
1,700,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	51,085,000

	RAW/INTERMEDIATE MATERIALS — 0.23%
500,000	Celanese Corp., Preferred Exchange, 4.25%	15,125,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $79,293,818)	66,210,000

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Value and Restructuring Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 2.48%
$160,785,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $160,830,556 (collateralized by U.S. Treasury Note, par value $120,438,000, 8.125%, maturing 08/15/21; total market value $161,974,138)	$160,785,000

	TOTAL REPURCHASE AGREEMENT (Cost $160,785,000)	160,785,000

TOTAL INVESTMENTS (Cost $4,418,414,513)(e)	100.69%	$6,526,794,792
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.69)	(44,777,900)

NET ASSETS	100.00%	$6,482,016,892

(a)	Non-income producing security.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Registered Investment Company
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $61,741,900 or 0.95% of net assets.
(e)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$2,228,495,581	$(120,115,302)	$2,108,380,279

ADR—American Depository Receipt

Ltd.—Limited

plc—public limited company

Contracts		Value
CALL OPTIONS WRITTEN — 0.00%
(4,468)	Devon Energy, Expires 04/25/06, strike price 70 (Premiums received $1,760,972)	$ (22,340)

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	18.00%	$1,167,693,501
Consumer Discretionary	17.10	1,108,009,244
Industrials	13.42	869,761,426
Energy	13.35	865,100,500
Raw/Intermediate Materials	12.18	789,453,696
Information Technology	5.38	348,882,750
Health Care	4.68	303,455,250
Telecommunication	4.21	272,821,783
Consumer Staples	4.00	258,981,950
Utilities	3.06	198,217,068
Real Estate	2.83	183,632,624
Repurchase Agreement	2.48	160,785,000

Total Investments	100.69%	$6,526,794,792
Liabilities in Excess of Other Assets	(0.69)	(44,777,900)

Net Assets	100.00%	$6,482,016,892

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Emerging Markets Fund

Shares		Value
COMMON STOCKS — 86.32%
	ARGENTINA — 1.23%
931,800	Telecom Argentina S.A. ADR(a)	$12,616,572

	BRAZIL — 6.56%
841,674	Arcelor Brazil S.A.	13,094,004
215,700	Companhia Vale do Rio Doce S.A.	10,490,818
272,500	Diagnosticos da America S.A.(a)	7,017,221
334,800	Gol Linhas Aereas Inteligentes S.A. ADR	8,972,640
441,700	Telemar Norte Leste S.A.(a)	11,507,071
215,400	Uniao de Bancos Brasileiros S.A.	15,920,215

		67,001,969

	CHINA — 11.85%
23,275,000	Bank of Communications Ltd., Class H (Hong Kong)(a)	14,596,964
27,271,300	Chaoda Mordern Agriculture Holdings Ltd. (Hong Kong)	21,413,143
42,614,000	China Construction Bank, Class H (Hong Kong)(a)	19,847,373
584,297	China Mobile Ltd. ADR (Hong Kong)	15,507,242
19,128,000	China Petroleum & Chemical Corp., Class H (Hong Kong)	11,164,240
17,823,252	Far East Consortium Int’L Ltd. (Hong Kong)	8,236,881
13,868,400	People’s Food Holdings Ltd.	11,066,073
122,400	PetroChina Co. Ltd. ADR	12,845,880
8,447,000	Texwinca Holdings Ltd. (Hong Kong)	6,477,677

		121,155,473

	COLUMBIA — 0.99%
288,800	Bancolombia S.A. ADR	10,079,120

	CZECH REPUBLIC — 0.90%
430,467	Cesky Telecom A.S.(a)	9,184,999

	HUNGARY — 1.10%
997,100	BorsodChem Rt.	11,200,435

Shares		Value
COMMON STOCKS — (continued)
	INDIA — 4.79%
296,950	ICICI Bank Ltd. ADR	$8,219,576
213,700	India Fund, Inc.(b)	10,791,850
201,900	State Bank of India GDR(c)	10,721,489
655,700	Suzlon Energy Ltd.	19,229,560

		48,962,475

	INDONESIA — 2.82%
25,845,200	PT Indocement Tunggal Prakarsa Tbk(a)	12,852,458
20,973,200	PT Telekomunikasi Indonesia Tbk	15,946,536

		28,798,994

	MALAYSIA — 2.92%
1,623,600	Genting Berhad	10,488,171
5,717,150	Public Bank Berhad	10,014,833
3,701,900	Telekom Malaysia Berhad	9,392,557

		29,895,561

	MEXICO — 8.01%
428,100	America Movil S.A. de C.V., Series L ADR	14,666,706
197,039	Cemex S.A. de C.V. ADR	12,862,706
183,300	Grupo Aeroportuario del Pacifico S.A. de C.V. ADR(a)	5,856,435
801,355	Grupo Elektra S.A.	8,065,108
2,124,100	Grupo Televisa S.A.	8,443,688
363,380	Telefonos de Mexico S.A. de C.V., Series L ADR	8,168,782
1,986,343	Urbi Desarrollos Urbanos S.A. de C.V.(a)	15,047,279
3,288,996	Wal-Mart de Mexico S.A. de C.V.(a)	8,811,970

		81,922,674

	POLAND — 2.25%
497,000	KGHM Polska Miedz S.A.	12,697,857
967,373	Powszechna Kasa Oszczednoski Polski Bank S.A.	10,346,279

		23,044,136

	RUSSIA — 7.61%
210,200	Lukoil Co. ADR	17,488,639
103,200	MMC Norilsk Nickel ADR	9,731,760

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Emerging Markets Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	RUSSIA — (continued)
368,100	Mobile TeleSystems ADR	$12,184,110
183,900	OAO Gazprom ADR	16,845,240
103,200	Polyus Gold ADR(a)	2,051,616
301,000	RBC Information Systems ADR(a)	9,270,800
530,100	Rostelecom ADR	10,204,425

		77,776,590

	SOUTH AFRICA — 6.66%
2,911,042	African Bank Investments Ltd.	14,215,304
436,200	Gold Fields Ltd. ADR	9,587,676
1,522,224	MTN Group Ltd.	15,152,377
650,402	Nedcor Ltd.	13,556,259
596,116	Telekom South Africa Ltd.	15,514,934

		68,026,550

	SOUTH KOREA — 15.01%
33,857	Amorepacific Corp.	13,247,343
315,502	Hana Financial Group, Inc.	14,941,930
603,638	KT Corp. ADR	12,857,489
388,180	LG Cable Ltd.	14,396,625
104,862	LG Home Shopping, Inc.	9,912,030
11,840	Lotte Chilsung Beverage Co. Ltd.	13,142,853
113,410	NCSoft Corp.(a)	8,315,482
82,470	Samsung Electronic Co. Ltd.	53,264,102
566,985	SK Telecom Co. Ltd. ADR	13,375,176

		153,453,030

	SPAIN — 1.02%
366,058	Repsol YPF S.A.	10,394,829

	TAIWAN — 7.07%
265,029	AU Optronics Corp. ADR	3,951,582
2,417,393	Hon Hai Precision, Inc.	14,930,744
891,700	iShares MSCI Taiwan Index Fund(b)	11,315,673
5,613,453	President Chain Store Corp.	11,892,682
4,851,000	Quanta Computer, Inc.	7,957,621
8,963,443	Synnex Technology International Corp.	9,967,369
226,900	Taiwan Semiconductor Manufacturing Co. Ltd.	445,499
1,176,967	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	11,840,288

		72,301,458

Shares		Value
COMMON STOCKS — (continued)
	THAILAND — 1.35%
5,867,900	Advanced Info Service Public Co. Ltd. (Foreign Shares)	$13,813,647

	TURKEY — 2.64%
713,640	Akbank T.A.S. ADR(c)	11,986,798
1,112,582	Arcelik A.S.	9,148,916
1,065,000	Turkiye Vakiflar Bankasi T.A.O., Class D(a)	5,830,726

		26,966,440

	UNITED KINGDOM — 0.95%
126,268	Old Mutual plc	439,953
2,652,994	Old Mutual plc (South Africa shares)	9,224,836

		9,664,789

	VENEZUELA — 0.59%
284,599	Compania Anonima Nacional Telefonos de Venezuela ADR	6,027,807

	TOTAL COMMON STOCKS (Cost $614,144,750)	882,287,548

PREFERRED STOCKS — 5.74%
	BRAZIL — 4.50%
376,535	Banco Bradesco S.A.	13,526,015
315,754,000	Companhia Energetica de Minas Gerais	14,400,893
906,800	Petroleo Brasileiro S.A.	18,026,999

		45,953,907

	SOUTH KOREA — 1.24%
230,000	Hyundai Motor Co. Ltd.(c)	12,696,794

	TOTAL PREFERRED STOCKS (Cost $26,997,910)	58,650,701

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Emerging Markets Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 6.11%
$62,458,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $62,475,696 (collateralized by U.S. Treasury Note, par value $46,785,000, 8.125%, maturing 08/15/21; total market value $62,920,009)	$62,458,000

	TOTAL REPURCHASE AGREEMENT (Cost $62,458,000)	62,458,000

TOTAL INVESTMENTS (Cost $703,600,660)(d)	98.17%	$1,003,396,249
OTHER ASSETS IN EXCESS OF LIABILITIES	1.83	18,726,151

NET ASSETS	100.00%	$1,022,122,400

(a)	Non-income producing security
(b)	Registered Investment Company
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $35,405,081 or 3.46% of net assets.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$307,839,128	$(8,043,539)	$299,795,589

ADR—American Depository Receipt

GDR—Global Depository Receipt

Ltd.—Limited

plc—Public Limited Company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	18.76%	$191,704,549
Telecommunication	18.00	183,936,321
Industrials	15.80	161,482,152
Energy	10.13	103,551,041
Consumer Discretionary	9.20	94,016,541
Raw/Intermediate Materials	6.71	68,622,869
Repurchase Agreement	6.11	62,458,000
Consumer Staples	5.76	58,869,413
Technology	2.39	24,469,897
Investment Companies	2.16	22,107,523
Utilities	1.65	16,845,240
Information Technology	0.81	8,315,482
Health Care	0.69	7,017,221

Total Investments	98.17%	$1,003,396,249
Other Assets in Excess of Liabilities	1.83	18,726,151

Net Assets	100.00%	$1,022,122,400

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

International Fund

Shares		Value
COMMON STOCKS — 96.51%
	AUSTRALIA — 1.14%
105,547	Rio Tinto Ltd.	$5,952,967

	BELGIUM — 1.23%
46,300	Umicore	6,405,270

	CANADA — 2.13%
268,200	Rona, Inc.(a)	5,120,057
78,058	Suncor Energy, Inc.	5,992,067

		11,112,124

	CHINA — 2.09%
55,000	PetroChina Co. Ltd. ADR	5,772,250
505,000	Sun Hung Kai Properties Ltd. (Hong Kong)	5,122,069

		10,894,319

	FINLAND — 1.23%
254,300	Fortum Oyj	6,403,679

	FRANCE — 8.73%
193,728	AXA S.A.	6,775,181
83,900	BNP Paribas S.A.	7,763,685
7,550	BNP Paribas S.A. (New-Line)(a)	677,432
141,456	Carrefour S.A.	7,500,392
63,834	Compagnie Generale de Geophysique S.A. (CGG)(a)	9,273,362
74,526	Sanofi-Aventis S.A.	7,066,248
24,789	TotalFinaElf S.A.	6,534,370

		45,590,670

	GERMANY — 8.80%
32,200	Adidas-Salomon AG	6,365,279
113,000	Altana AG	7,002,471
140,400	Bayerische Motoren Werke AG	7,732,423
322,300	Deutsche Telecom AG	5,424,994
86,200	MAN AG	5,990,595
160,300	Rhoen-Klinikum AG	6,838,610
361,400	SGL Carbon AG(a)	6,585,463

		45,939,835

	INDIA — 1.05%
103,300	State Bank of India GDR(b)	5,485,536

	INDONESIA — 1.37%
9,431,000	PT Telekomunikasi Indonesia Tbk	7,170,665

Shares		Value
COMMON STOCKS — (continued)
	IRELAND — 2.37%
402,126	Anglo Irish Bank Corp.	$6,620,678
324,700	Depfa Bank plc	5,780,979

		12,401,657

	ITALY — 2.23%
231,590	ENI S.p.A.	6,593,685
279,050	Permasteelisa S.p.A.	5,039,187

		11,632,872

	JAPAN — 23.46%
126,100	Canon, Inc.	8,323,331
428,700	Casio Computer Co. Ltd.	7,626,335
353,963	Chiyoda Corp.	8,252,336
102,600	Don Quijote Co. Ltd.	7,763,344
206,000	FamilyMart Co. Ltd.	6,467,085
96,400	FANUC Co. Ltd.	9,267,377
219,100	Hoya Corp.	8,824,113
30,280	Keyence Corp.	7,862,739
94,700	Kyocera Corp.	8,348,887
420	Millea Holdings, Inc.	8,287,747
352	Mitsubishi Tokyo Financial Group, Inc.	5,354,008
482,000	Nikon Corp.	8,634,097
1,016,000	Sumitomo Trust & Banking Co. Ltd.	11,756,351
186,700	Takeda Pharmaceutical Co. Ltd.	10,622,186
612,000	The Bank of Fukuoka Ltd.	5,165,675

		122,555,611

	MEXICO — 2.79%
218,100	America Movil S.A. de C.V., Series L ADR	7,472,106
108,391	Cemex S.A. de C.V. ADR	7,075,764

		14,547,870

	NETHERLANDS — 2.53%
203,500	ABN Amro Holding NV	6,080,059
482,000	Qiagen NV(a)	7,116,475

		13,196,534

	NORWAY — 2.67%
707,000	Tandberg ASA	6,373,444
706,400	Telenor ASA	7,591,317

		13,964,761

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

International Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	SINGAPORE — 1.41%
731,000	DBS Group Holdings Ltd.	$7,369,862

	SOUTH KOREA — 1.32%
10,700	Samsung Electronic Co. Ltd.	6,910,706

	SPAIN — 3.84%
505,600	Banco Santander Central Hispano S.A.	7,372,585
240,200	Repsol YPF S.A.	6,820,881
375,046	Telefonica S.A.	5,872,774

		20,066,240

	SWEDEN — 1.57%
56,394	Modern Times Group (MTG) AB, Class B(a)	2,647,655
126,700	Svenska Cellulosa AB	5,563,267

		8,210,922

	SWITZERLAND — 3.33%
161,800	Micronas Semiconductor AG(a)	5,161,108
39,910	Roche Holdings AG	5,932,756
57,400	UBS AG, Registered Shares	6,309,869

		17,403,733

	TAIWAN — 3.26%
1,426,701	Hon Hai Precision, Inc.	8,811,851
816,618	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	8,215,177

		17,027,028

	TURKEY — 1.30%
824,000	Arcelik A.S.	6,775,866

	UNITED KINGDOM — 16.66%
572,500	BG Group	7,149,486
741,700	Cadbury Schweppes plc	7,350,420
436,800	EMAP plc	6,663,917
231,040	GlaxoSmithKline plc	6,039,382
464,300	HSBC Holdings plc	7,770,163
502,300	Paragon Group plc	6,422,074
165,277	Reckitt Benckiser plc	5,800,394
238,142	Royal Bank of Scotland Group plc	7,742,287
1,514,400	Sage Group plc (The)	7,223,641
1,199,942	Serco Group plc	6,551,614
509,400	Shire plc	7,819,303

Shares		Value
COMMON STOCKS — (continued)
	UNITED KINGDOM — (continued)
1,894,690	Vodafone Group plc	$3,952,294
1,983,576	William Morrison Supermarkets plc	6,526,804

		87,011,779

	TOTAL COMMON STOCKS (Cost $403,682,536)	504,030,506

PREFERRED STOCKS — 1.34%
	SOUTH KOREA — 1.34%
127,135	Hyundai Motor Co. Ltd.(b)	7,018,291

	TOTAL PREFERRED STOCKS (Cost $4,599,012)	7,018,291

Principal Amount
REPURCHASE AGREEMENT — 2.51%
$13,135,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $13,138,722 (collateralized by U.S. Treasury Note, par value $9,839,000, 8.125%, maturing 08/15/21; total market value $13,232,134)	13,135,000

	TOTAL REPURCHASE AGREEMENT (Cost $13,135,000)	13,135,000

TOTAL INVESTMENTS (Cost $421,416,548)(c)	100.36%	$524,183,797
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.36)	(1,899,360)

NET ASSETS	100.00%	$522,284,437

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $12,503,827 or 2.39% of net assets.

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

International Fund — (continued)

(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$106,038,189	$(3,270,940)	$102,767,249

ADR—American Depository Receipt

GDR—Global Depository Receipt

Ltd.—Limited

plc—public limited company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	22.56%	$117,856,238
Information Technology	11.84	61,818,814
Health Care	11.19	58,437,431
Industrials	11.14	58,183,408
Consumer Discretionary	10.84	56,612,518
Telecommunication	9.67	50,521,510
Energy	9.22	48,136,102
Consumer Staples	6.44	33,645,095
Raw/Intermediate Materials	3.72	19,434,002
Repurchase Agreement	2.51	13,135,000
Utilities	1.23	6,403,679

Total Investments	100.36%	$524,183,797
Liabilities in Excess of Other Assets	(0.36)	(1,899,360)

Net Assets	100.00%	$522,284,437

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Pacific/Asia Fund

Shares		Value
COMMON STOCKS — 95.83%
	AUSTRALIA — 2.97%
320,000	Energy Resources of Australia Ltd.	$3,325,524
69,586	Rio Tinto Ltd.	3,924,727

		7,250,251

	CHINA — 14.84%
759,500	ASM Pacific Technology Ltd. (Hong Kong)	4,525,653
1,159,800	Cafe de Coral Holdings Ltd. (Hong Kong)	1,688,115
2,565,000	China Fishery Group Ltd.(a)	4,207,521
2,811,400	FU JI Food & Catering Services Ltd. (Hong Kong)	5,793,160
1,322,900	Hongkong Land Holdings Ltd.	4,917,545
32,000	PetroChina Co. Ltd. ADR	3,358,400
122,700	Suntech Power Holdings Co. Ltd. ADR(a)	4,538,673
5,400	Xinhua Finance Ltd.(a)	3,541,942
6,551,100	Xiwang Sugar Holdings Co. Ltd. (Hong Kong)(a)	3,630,635

		36,201,644

	INDIA — 3.24%
412,500	Bharti Tele-Ventures Ltd.(a)	3,819,921
139,100	Suzlon Energy Ltd.	4,079,353

		7,899,274

	INDONESIA — 1.76%
5,634,300	PT Telekomunikasi Indonesia Tbk	4,283,923

	JAPAN — 61.59%
43,900	Canon, Inc.	2,897,655
380,200	Casio Computer Co. Ltd.	6,763,547
312,745	Chiyoda Corp.	7,291,375
160,300	Diamond City Co. Ltd.	7,446,133
98,400	Don Quijote Co. Ltd.	7,445,547
54,500	FamilyMart Co. Ltd.	1,710,952
86,100	FANUC Co. Ltd.	8,277,191
1,838	Gourmet Navigator, Inc.(a)	5,159,642
180,000	Hoya Corp.	7,249,385
377	INPEX Corp.(b)	3,176,372
248,100	JS Group Corp.	5,338,446
25,850	Keyence Corp.	6,712,411
252,900	Koyo Seiko Co. Ltd	5,044,450
58,300	Kyocera Corp.	5,139,811

Shares		Value
COMMON STOCKS — (continued)
	JAPAN — (continued)
290	Millea Holdings, Inc.	$5,722,492
235	Mitsubishi Tokyo Financial Group, Inc.	3,574,409
222,000	NEOMAX Co. Ltd.	6,727,115
269,000	Ngk Spark Plug Co. Ltd.	6,269,132
52,300	Nidec Corp.	4,279,618
299,000	Nikon Corp.	5,356,006
185,100	Sato Corp.	4,447,366
599,000	Sekisui Chemical Co. Ltd.	5,069,388
765,200	Sumitomo Trust & Banking Co. Ltd.	8,854,291
99,000	Takeda Pharmaceutical Co. Ltd.	5,632,546
671,000	The Bank of Fukuoka Ltd.	5,663,673
77,700	Yamada Denki Co. Ltd.	8,989,303

		150,238,256

	SINGAPORE — 2.69%
250,000	DBS Group Holdings Ltd.	2,520,473
2,292,000	Sembcorp Marine Ltd.	4,036,839

		6,557,312

	SOUTH KOREA — 2.02%
7,648	Samsung Electronic Co. Ltd.	4,939,540

	TAIWAN — 4.49%
1,047,495	Hon Hai Precision, Inc.	6,469,730
446,749	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,494,295

		10,964,025

	THAILAND — 2.23%
11,484,400	Home Product Center Public Co. Ltd. (Foreign Shares)	2,954,947
3,237,600	Thai Union Frozen Products Public Co. Ltd. (Foreign Shares)	2,490,199

		5,445,146

	TOTAL COMMON STOCKS (Cost $187,024,662)	233,779,371

PREFERRED STOCKS — 1.53%
	SOUTH KOREA — 1.53%
67,700	Hyundai Motor Co. Ltd.(c)	3,737,274

	TOTAL PREFERRED STOCKS (Cost $1,774,744)	3,737,274

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Pacific/Asia Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 1.33%
$3,245,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $3,245,919 (collateralized by U.S.Treasury Note, par value $2,431,000, 8.125%, maturing 08/15/21; total market value $2,455,008)	$3,245,000

	TOTAL REPURCHASE AGREEMENT (Cost $3,245,000)	3,245,000

TOTAL INVESTMENTS (Cost $192,044,406)(d)	98.69%	$240,761,645
OTHER ASSETS IN EXCESS OF LIABILITIES	1.31	3,202,582

NET ASSETS	100.00%	$243,964,227

(a)	Non-income producing security
(b)	Fair valued security as of March 31, 2006.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $3,737,274 or 1.53% of net assets.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$50,438,363	$(1,721,124)	$48,717,239

ADR—American Depository Receipt

Ltd.—Limited

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	19.40%	$47,329,938
Industrials	19.00	46,361,275
Financial	14.26	34,794,825
Information Technology	12.78	31,190,415
Consumer Staples	9.51	23,191,138
Raw/Intermediate Materials	9.08	22,146,674
Energy	4.35	10,614,125
Real Estate	3.05	7,446,133
Health Care	2.31	5,632,546
Technology	1.86	4,525,653
Telecommunication	1.76	4,283,923
Repurchase Agreement	1.33	3,245,000

Total Investments	98.69%	$240,761,645
Other Assets in Excess of Liabilities	1.31	3,202,582

Net Assets	100.00%	$243,964,227

See Notes to Financial Statements.

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2006

	Blended Equity Fund	Energy and Natural Resources Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$275,529,318	$476,801,737

Investments, at value (including Repurchase Agreements) (Note 1)	$467,783,133	$534,969,661
Cash	41,264	147
Dividends and interest receivable	660,553	210,974
Receivable for investments sold	—	19,740,008
Receivable for fund shares sold	162,175	4,495,219
Receivable for forward foreign currency contracts	—	—
Reclaims receivable	—	—
Prepaid expenses and other assets	20,883	7,450

Total Assets	468,668,008	559,423,459
LIABILITIES:
Payable for investments purchased	7,455,869	35,815,624
Cash overdraft	—	—
Payable for fund shares redeemed	271,245	472,786
Investment advisory fees payable (Note 2)	252,376	252,569
Administration fees payable (Note 2)	58,000	63,666
Shareholder servicing fees payable (Note 2)	154,572	144,148
Directors’/Trustees’ fees and expenses payable (Note 2)	349	387
Accrued expenses and other payables	166,387	168,339

Total Liabilities	8,358,798	36,917,519

NET ASSETS	$460,309,210	$522,505,940

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$510,112	$—
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	42,349,382	76,704,405
Unrealized appreciation of investments, foreign currency translations and written options	192,253,815	58,167,924
Par value (Note 5)	12,352	20,101
Paid in capital in excess of par value	225,183,549	387,613,510

Net Assets	$460,309,210	$522,505,940

Net Assets:
Shares	$460,309,210	$522,505,940
Institutional Shares	—	—
Retirement Shares	—	—
Shares outstanding (Note 5):
Shares	12,351,726	20,100,544
Institutional Shares	—	—
Retirement Shares	—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$37.27	$25.99

Institutional Shares	—	—

Retirement Shares	—	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

Equity Core Fund	Equity Income Fund		Large Cap Growth Fund		Mid Cap Value and Restructuring Fund

$163,341,614	$180,383,237		$480,566,594		$214,039,456

$187,700,242	$205,184,581		$566,812,254		$339,377,101
29,228	—		—		16,220
236,040	574,018		3,491		255,748
—	1,931,868		—		530,468
1,130,840	318,086		7,395,467		222,171
—	70		—		—
11,214	8,406		—		—
795	6,313		6,785		12,840

189,108,359	208,023,342		574,217,997		340,414,548

2,076,067	112,270		7,942,955		346,880
—	1,540,026		13,423,985		—
324	254,910		63,109		147,398
71,244	111,630		311,985		184,075
22,466	26,922		65,988		42,839
35,710	47,598		104,777		72,002
110	99		332		250
48,040	75,908		109,296		123,978

2,253,961	2,169,363		22,022,427		917,422

$186,854,398	$205,853,979		$552,195,570		$339,497,126

$362,846	$1,253,478		$—		$—
(2,550,421)	(6,315,974)		(135,908,141)		(1,981,324)
24,358,518	24,801,415		86,245,660		125,337,645
14,706	24,054		55,738		173
164,668,749	186,091,006		601,802,313		216,140,632

$186,854,398	$205,853,979		$552,195,570		$339,497,126

$132,405,835	$205,852,960		$552,194,371		$237,531,224
54,448,563	—		—		101,964,771
—	1,019		1,199		1,131

10,424,514	24,053,800		55,738,243		12,094,786
4,281,567	—		—		5,179,373
—	119		122		58

$12.70	$8.56		$9.91		$19.64

$12.72	—		—		$19.69

—	$8.59	(a)	$9.82	(a)	$ 19.62	(a)

See Notes to Financial Statements.

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2006

	Real Estate Fund	Small Cap Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$78,198,217	$408,156,879

Investments, at value (including Repurchase Agreements) (Note 1)	$127,923,199	$598,945,100
Cash	170,281	212
Foreign currency (cost $0, $0, $479, $13,229,304, $16,498, $29,605 respectively)	—	—
Dividends and interest receivable	237,476	22,943
Receivable for investments sold	66,561	—
Receivable for fund shares sold	56,962	3,510,602
Receivable for forward foreign currency contracts	—	—
Reclaims receivable	—	—
Receivable from Adviser for investment trades	—	—
Prepaid expenses and other assets	5,000	19,360

Total Assets	128,459,479	602,498,217
LIABILITIES:
Payable for investments purchased	—	2,210,059
Options written, at value (Premiums received: Value and Restructuring Fund — $1,760,972)	—	—
Payable for fund shares redeemed	647,832	204,301
Payable for forward foreign currency contracts	—	—
Investment advisory fees payable (Note 2)	75,724	361,263
Administration fees payable (Note 2)	16,473	72,588
Shareholder servicing fees payable (Note 2)	29,838	113,419
Directors’/Trustees’ fees and expenses payable (Note 2)	90	411
Accrued expenses and other payables	61,114	145,982

Total Liabilities	831,071	3,108,023

NET ASSETS	$127,628,408	$599,390,194

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$137,934	$—
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	5,864,866	18,575,511
Unrealized appreciation of investments, foreign currency translations and written options	49,724,982	190,788,221
Par value (Note 5)	11,135	31,165
Paid in capital in excess of par value	71,889,491	389,995,297

Net Assets	$127,628,408	$599,390,194

Net Assets:
Shares	$127,628,408	$599,388,990
Institutional Shares	—	—
Retirement Shares	—	1,204
Shares outstanding (Note 5):
Shares	11,135,489	31,165,107
Institutional Shares	—	—
Retirement Shares	—	63
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$11.46	$19.23

Institutional Shares	—	—

Retirement Shares	—	$19.12	(a)

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

Value and Restructuring Fund	Emerging Markets Fund	International Fund	Pacific/ Asia Fund

$4,418,414,513	$703,600,660	$421,416,548	$192,044,406

$6,526,794,792	$1,003,396,249	$524,183,797	$240,761,645
44,798	403	595,243	731
474	13,019,575	16,484	30,569
10,435,336	4,332,801	1,326,918	927,385
13,806,049	—	5,151,962	14,682,659
26,327,086	4,003,189	2,107,937	2,758,504
—	—	760	225
—	2,735	170,588	—
—	—	35,006	—
176,070	11,643	7,386	4,629

6,577,584,605	1,024,766,595	533,596,081	259,166,347

80,374,040	—	10,350,685	14,679,762

22,340	—	—	—
6,892,296	605,195	203,326	83,183
—	—	1,979	24,054
3,196,180	963,588	386,713	194,194
804,492	166,299	83,397	38,785
2,907,743	361,716	101,611	47,880
4,582	674	332	175
1,366,040	546,723	183,601	134,087

95,567,713	2,644,195	11,311,644	15,202,120

$6,482,016,892	$1,022,122,400	$522,284,437	$243,964,227

$19,146,231	$1,061,119	$90,545	$(477,107)
(147,509,706)	6,968,458	(83,033,063)	(2,759,390)
2,110,118,905	300,030,575	102,768,366	48,684,056
126,227	79,108	31,634	21,011
4,500,135,235	713,983,140	502,426,955	198,495,657

$6,482,016,892	$1,022,122,400	$522,284,437	$243,964,227

$6,230,753,829	$996,665,851	$522,284,437	$243,964,227
250,367,196	25,456,549	—	—
895,867	—	—	—

126,226,771	79,108,061	31,634,373	21,011,478
5,071,900	2,016,921	—	—
18,152	—	—	—

$49.36	$12.60	$16.51	$11.61

$49.36	$12.62	—	—

$49.35	—	—	—

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2006

	Blended Equity Fund	Energy and Natural Resources Fund
INVESTMENT INCOME:
Dividend income	$7,416,706	$3,843,077
Interest income	160,350	755,974
Less: Foreign taxes withheld	(50,353)	(7,660)

Total Income	7,526,703	4,591,391

EXPENSES:
Investment advisory fees (Note 2)	3,502,922	2,456,665
Shareholder servicing fees — Shares (Note 2)	1,121,312	981,926
Shareholder servicing fees — Institutional Shares (Note 2)	—	—
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	—	—
Administration fees (Note 2)	705,351	618,312
Transfer agent fees	110,666	307,584
Legal and audit fees	50,437	49,957
Custodian fees	30,329	35,523
Directors’/Trustees’ fees and expenses (Note 2)	19,996	15,648
Miscellaneous expenses	88,704	159,752

Total Expenses	5,629,717	4,625,367
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(570,103)	(12,243)

Net Expenses	5,059,614	4,613,124

NET INVESTMENT INCOME (LOSS)	2,467,089	(21,733)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net realized gain (loss) on:
Security transactions	49,682,093	137,515,027
Foreign currency transactions	(7,684)	—
Written options	—	—

Total net realized gain (loss)	49,674,409	137,515,027
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	(3,482,518)	(1,094,592)

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	46,191,891	136,420,435

Net increase in net assets resulting from operations	$48,658,980	$136,398,702

See Notes to Financial Statements.

Equity Core Fund	Equity Income Fund	Large Cap Growth Fund	Mid Cap Value and Restructuring Fund

$1,874,977	$7,388,134	$1,423,153	$3,495,855
225,723	107,923	582,033	95,298
(40,230)	(79,987)	(36,685)	(41,289)

2,060,470	7,416,070	1,968,501	3,549,864

964,274	1,602,621	2,350,713	2,000,968
193,064	534,204	775,681	551,305
—	—	—	502
—	8	9	8
194,157	322,704	473,303	464,898
34,429	22,944	76,636	80,649
31,911	43,474	37,580	46,582
17,504	12,353	22,461	29,585
4,776	9,042	10,901	13,040
105,725	63,034	96,442	87,414

1,545,840	2,610,384	3,843,726	3,274,951

(324,216)	(342,433)	(383,210)	(11,769)

1,221,624	2,267,951	3,460,516	3,263,182

838,846	5,148,119	(1,492,015)	286,682

(2,550,421)	(5,659,467)	3,004,935	(1,834,984)
(6,635)	1,370	—	737
—	(17,851)	—	—

(2,557,056)	(5,675,948)	3,004,935	(1,834,247)
23,862,728	10,334,632	59,460,912	51,686,678

21,305,672	4,658,684	62,465,847	49,852,431

$22,144,518	$9,806,803	$60,973,832	$50,139,113

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2006

	Real Estate Fund	Small Cap Fund
INVESTMENT INCOME:
Dividend income	$2,381,857	$2,249,188
Interest income	50,814	87,180
Less: Foreign taxes withheld	(502)	—

Total Income	2,432,169	2,336,368

EXPENSES:
Investment advisory fees (Note 2)	1,214,373	3,314,855
Shareholder servicing fees — Shares (Note 2)	303,499	1,295,704
Shareholder servicing fees — Institutional Shares (Note 2)	—	—
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	—	8
Administration fees (Note 2)	183,394	782,944
Transfer agent fees	54,138	93,465
Legal and audit fees	30,340	69,298
Custodian fees	7,589	42,512
Directors’/Trustees’ fees and expenses (Note 2)	5,186	21,989
Miscellaneous expenses	50,215	126,940

Total Expenses	1,848,734	5,747,715
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(351,013)	(95,946)

Net Expenses	1,497,721	5,651,769

NET INVESTMENT INCOME (LOSS)	934,448	(3,315,401)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net realized gain (loss) on:
Security transactions	13,523,778	29,148,540
Foreign currency transactions	—	—
Written options	—	—

Total net realized gain (loss)	13,523,778	29,148,540
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	22,502,084	96,294,626

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	36,025,862	125,443,166

Net increase in net assets resulting from operations	$36,960,310	$122,127,765

See Notes to Financial Statements.

Value and Restructuring Fund	Emerging Markets Fund	International Fund	Pacific/ Asia Fund

$115,976,766	$18,722,500	$6,966,090	$3,207,771
2,934,780	813,711	353,626	105,750
(898,879)	(1,564,939)	(675,308)	(220,898)

118,012,667	17,971,272	6,644,408	3,092,623

31,707,572	7,995,679	3,291,544	1,712,159
12,044,609	1,551,989	822,487	427,880
59,719	—	—	—
1,294	—	—	—
7,980,571	1,279,319	658,314	342,434
1,377,590	213,574	81,410	34,156
339,880	73,692	53,093	44,717
296,791	865,872	171,388	133,246
214,586	23,569	11,823	6,626
1,221,691	262,291	123,727	76,438

55,244,303	12,265,985	5,213,786	2,777,656

—	(712,659)	(276,476)	(62,520)

55,244,303	11,553,326	4,937,310	2,715,136

62,768,364	6,417,946	1,707,098	377,487

25,954,026	9,700,177	17,223,548	17,592,739
(55,500)	(39,141)	(106,731)	(212,202)
(7,456,185)	—	—	—

18,442,341	9,661,036	17,116,817	17,380,537
892,712,062	233,002,829	66,475,218	33,439,543

911,154,403	242,663,865	83,592,035	50,820,080

$973,922,767	$249,081,811	$85,299,133	$51,197,567

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Blended Equity Fund		Energy and Natural Resources Fund
	Year Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net investment income (loss)	$2,467,089	$4,656,019	$(21,733)	$228,642
Net realized gain (loss) on investments and foreign currency transactions	49,674,409	61,371,061	137,515,027	43,589,108
Net realized gain (loss) on written options	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	(3,482,518)	(19,164,776)	(1,094,592)	27,931,944

Net increase in net assets resulting from operations	48,658,980	46,862,304	136,398,702	71,749,694

Distributions to shareholders:
From net investment income
Shares	(2,711,511)	(4,368,038)	—	(465,778)
Institutional Shares	—	—	—	—
Retirement Shares	—	—	—	—
From net realized gain on investments
Shares	(31,936,512)	(3,153,196)	(86,145,231)	(10,741,372)
Retirement shares	—	—	—	—

Total distributions	(34,648,023)	(7,521,234)	(86,145,231)	(11,207,150)

Increase (decrease) in net assets from fund share transactions (Note 5)	(20,604,889)	(145,679,465)	179,919,764	81,754,770

Net increase (decrease) in net assets	(6,593,932)	(106,338,395)	230,173,235	142,297,314

NET ASSETS:
Beginning of year	466,903,142	573,241,537	292,332,705	150,035,391

End of year(1)	$460,309,210	$466,903,142	$522,505,940	$292,332,705

(1) Including undistributed (distributions in excess of) net investment income	$510,112	$762,218	$—	$—

See Notes to Financial Statements.

Equity Core Fund		Equity Income Fund		Large Cap Growth Fund		Mid Cap Value and Restructuring Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2006	2005	2006	2005	2006	2005	2006	2005
$838,846	$156,080	$5,148,119	$3,412,422	$(1,492,015)	$(953,709)	$286,682	$4,522,387
(2,557,056)	17,682	(5,658,097)	(44,381)	3,004,935	(480,165)	(1,834,247)	12,485,605
—	—	(17,851)	—	—	—	—	—
23,862,728	495,790	10,334,632	11,960,531	59,460,912	7,803,728	51,686,678	10,433,850

22,144,518	669,552	9,806,803	15,328,572	60,973,832	6,369,854	50,139,113	27,441,842

(261,632)	(56,745)	(4,741,203)	(3,002,218)	—	—	(377,856)	(2,985,864)
(312,869)	—	—	—	—	—	(320,565)	(1,745,081)
—	—	(18)	—	—	—	—	—

—	(12,320)	(591,743)	(358,338)	—	—	—	—
—	—	(3)	—	—	—	—	—

(574,501)	(69,065)	(5,332,967)	(3,360,556)	—	—	(698,421)	(4,730,945)

67,878,748	96,805,046	5,710,595	83,677,181	281,160,848	76,460,299	(6,359,254)	(13,744,291)

89,448,765	97,405,533	10,184,431	95,645,197	342,134,680	82,830,153	43,081,438	8,966,606

97,405,633	100	195,669,548	100,024,351	210,060,890	127,230,737	296,415,688	287,449,082

$186,854,398	$97,405,633	$205,853,979	$195,669,548	$552,195,570	$210,060,890	$339,497,126	$296,415,688

$362,846	$96,881	$1,253,478	$844,970	$—	$—	$—	$388,063

Excelsior Funds

Statements of Changes in Net Assets

	Real Estate Fund		Small Cap Fund
	Year Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net investment income (loss)	$934,448	$2,205,990	$(3,315,401)	$(2,842,605)
Net realized gain (loss) on investments and foreign currency transactions	13,523,778	11,012,821	29,148,540	31,179,377
Net realized gain (loss) on written options	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	22,502,084	(2,363,716)	96,294,626	15,666,672

Net increase in net assets resulting from operations	36,960,310	10,855,095	122,127,765	44,003,444

Distributions to shareholders:
From net investment income
Shares	(2,183,412)	(2,975,084)	—	—
Institutional Shares	—	—	—	—
Retirement Shares	—	—	—	—
From net realized gain on investments
Shares	(9,669,590)	(6,547,304)	(26,879,094)	—
Retirement shares	—	—	(53)	—

Total distributions	(11,853,002)	(9,522,388)	(26,879,147)	—

Increase (decrease) in net assets from fund share transactions (Note 5)	(10,368,268)	(11,317,823)	15,919,054	91,762,562

Net increase (decrease) in net assets	14,739,040	(9,985,116)	111,167,672	135,766,006

NET ASSETS:
Beginning of year	112,889,368	122,874,484	488,222,522	352,456,516

End of year(1)	$127,628,408	$112,889,368	$599,390,194	$488,222,522

(1) Including undistributed (distributions in excess of) net investment income	$137,934	$(761,948)	$—	$—

See Notes to Financial Statements.

Value and Restructuring Fund		Emerging Markets Fund		International Fund		Pacific/Asia Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2006	2005	2006	2005	2006	2005	2006	2005
$62,768,364	$33,469,906	$6,417,946	$3,691,895	$1,707,098	$943,847	$377,487	$428,010
25,898,526	25,789,954	9,661,036	8,130,513	17,116,817	21,583,474	17,380,537	9,813,123
(7,456,185)	2,015,708	—	—	—	—	—	—
892,712,062	348,650,183	233,002,829	23,888,849	66,475,218	7,900,777	33,439,543	(3,876,768)

973,922,767	409,925,751	249,081,811	35,711,257	85,299,133	30,428,098	51,197,567	6,364,365

(50,184,813)	(31,399,379)	(5,703,935)	(3,087,200)	(2,396,031)	(29,357)	(1,686,498)	(112,049)
(2,339,479)	(542,162)	(210,171)	—	—	—	—	—
(1,311)	—	—	—	—	—	—	—

—	—	—	(5,580,183)	—	—	—	—
—	—	—	—	—	—	—	—

(52,525,603)	(31,941,541)	(5,914,106)	(8,667,383)	(2,396,031)	(29,357)	(1,686,498)	(112,049)

930,527,802	969,013,914	345,786,429	196,963,205	199,059,569	79,780,442	59,874,379	13,496,301

1,851,924,966	1,346,998,124	588,954,134	224,007,079	281,962,671	110,179,183	109,385,448	19,748,617

4,630,091,926	3,283,093,802	433,168,266	209,161,187	240,321,766	130,142,583	134,578,779	114,830,162

$6,482,016,892	$4,630,091,926	$1,022,122,400	$433,168,266	$522,284,437	$240,321,766	$243,964,227	$134,578,779

$19,146,231	$8,690,692	$1,061,119	$596,420	$90,545	$886,210	$(477,107)	$416,681

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income		Distributions From Net Realized Gain on Investments and Options
BLENDED EQUITY FUND
Shares — (04/25/85*)
Year Ended March 31,
2006	$36.12	$0.19	(2)	$3.67	(2)	$3.86	$(0.21)		$(2.50)
2005	33.64	0.30	(2)	2.66	(2)	2.96	(0.28)		(0.20)
2004	25.67	0.14		7.99		8.13	(0.16)		—
2003	35.17	0.17		(7.97)		(7.80)	(0.15)		(1.55)
2002	35.99	0.10		(0.67)		(0.57)	(0.08)		(0.17)
ENERGY AND NATURAL RESOURCES FUND
Shares — (12/31/92*)
Year Ended March 31,
2006	$22.34	—	(2)(3)	$9.04	(2)	$9.04	—		$(5.39)
2005	16.45	$0.02	(2)	6.99	(2)	7.01	$(0.05)		(1.07)
2004	11.72	0.06		4.71		4.77	(0.04)		—
2003	14.40	0.04		(2.67)		(2.63)	(0.05)		—
2002	15.41	0.10		(0.58)		(0.48)	(0.10)		(0.43)
EQUITY CORE FUND
Shares — (03/31/04*)
Year Ended March 31,
2006	$10.98	$0.07	(2)	$1.70	(2)	$1.77	$(0.05)		—
2005	10.00	0.08	(2)	0.95	(2)	1.03	(0.04)		$(0.01)
EQUITY INCOME FUND
Shares — (09/30/03*)
Year Ended March 31,
2006	$8.39	$0.20	(2)	$0.17	(2)	$0.37	$(0.18)		$(0.02)
2005	7.76	0.19	(2)	0.63	(2)	0.82	(0.17)		(0.02)
Period Ended March 31, 2004	7.00	0.07		0.73		0.80	(0.04)		—
LARGE CAP GROWTH FUND
Shares — (10/01/97*)
Year Ended March 31,
2006	$8.04	$(0.04	)(2)	$1.91	(2)	$1.87	—		—
2005	7.71	(0.05	)(2)	0.38	(2)	0.33	—		—
2004	5.79	(0.05	)(2)	1.97	(2)	1.92	—		—
2003	8.83	(0.01	)(2)	(3.03	)(2)	(3.04)	—		—
2002	10.06	(0.06)		(1.17)		(1.23)	—		—
MID CAP VALUE AND RESTRUCTURING FUND
Shares — (06/01/96*)
Year Ended March 31,
2006	$16.77	—	(2)(3)	$2.90	(2)	$2.90	$(0.03)		—
2005	15.75	$0.23	(2)	1.02	(2)	1.25	(0.23)		—
2004	10.24	0.03	(2)	5.51	(2)	5.54	(0.03)		—
2003	13.29	0.02	(2)	(3.05	)(2)	(3.03)	(0.02)		—
2002	11.99	0.27	(2)	1.41	(2)	1.68	(0.02)		$(0.36)
REAL ESTATE FUND
Shares — (10/01/97*)
Year Ended March 31,
2006	$9.30	$0.08	(2)	$3.10	(2)	$3.18	$(0.19)		$(0.83)
2005	9.17	0.17	(2)	0.68	(2)	0.85	(0.22)		(0.50)
2004	6.61	0.29	(2)	2.64	(2)	2.93	(0.31)		(0.06)
2003	7.10	0.28	(2)	(0.52	)(2)	(0.24)	(0.25)		—
2002	6.09	0.31		1.01		1.32	(0.31	)(6)	—
*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized
(5)	Annualized
(6)	Includes a tax return of capital of $(0.02).

See Notes to Financial Statements.

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(2.71)	$37.27	11.10%		$460,309	1.08%		1.21%		0.53%		22%
(0.48)	36.12	8.85%		466,903	1.05%		1.24%		0.86%		19%
(0.16)	33.64	31.75%		573,242	0.99%		1.10%		0.45%		24%
(1.70)	25.67	(22.45)%		469,013	0.96%		1.11%		0.59%		36%
(0.25)	35.17	(1.58)%		683,100	0.97%		1.08%		0.59%		43%

$(5.39)	$25.99	41.42%		$522,506	1.13%		1.13%		(0.01)%		234%
(1.12)	22.34	43.97%		292,333	1.10%		1.15%		0.12%		111%
(0.04)	16.45	40.84%		150,035	0.99%		1.13%		0.45%		91%
(0.05)	11.72	(18.30)%		92,440	1.01%		1.19%		0.35%		78%
(0.53)	14.40	(2.82)%		129,169	0.98%		1.12%		0.77%		73%

$(0.05)	$12.70	16.16%		$132,406	1.05%		1.31%		0.57%		17%
(0.05)	10.98	10.30%		43,579	1.05%		1.59%		0.74%		13%

$(0.20)	$8.56	4.62%		$205,853	1.06%		1.22%		2.41%		46%
(0.19)	8.39	10.73%		195,668	1.05%		1.26%		2.35%		19%
(0.04)	7.76	11.48	%(4)	100,024	1.05	%(5)	1.17	%(5)	2.44	%(5)	6%

—	$9.91	23.26%		$552,194	1.10%		1.23%		(0.48)%		24%
—	8.04	4.28%		210,060	1.05%		1.28%		(0.59)%		25%
—	7.71	33.16%		127,231	1.05%		1.18%		(0.74)%		79%
—	5.79	(34.43)%		73,894	1.04%		1.21%		(0.21)%		56%
—	8.83	(12.23)%		189,247	1.00%		1.10%		(0.50)%		10%

$(0.03)	$19.64	17.32%		$237,531	1.13%		1.13%		0.02%		23%
(0.23)	16.77	7.93%		214,844	1.06%		1.16%		1.42%		28%
(0.03)	15.75	54.21%		186,720	0.99%		1.23%		0.24%		13%
(0.02)	10.24	(22.81)%		81,146	1.01%		1.15%		0.20%		28%
(0.38)	13.29	14.23%		50,477	1.05%		1.16%		0.59%		24%

$(1.02)	$11.46	36.03%		$127,628	1.23%		1.52%		0.77%		14%
(0.72)	9.30	9.90%		112,889	1.20%		1.56%		1.89%		17%
(0.37)	9.17	45.65%		122,874	1.20%		1.35%		3.67%		38%
(0.25)	6.61	(3.49)%		79,374	1.17%		1.23%		4.09%		23%
(0.31)	7.10	22.37%		91,308	1.20%		1.33%		4.53%		25%

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income		Distributions From Net Realized Gain on Investments and Options
SMALL CAP FUND
Shares — (12/31/92*)
Year Ended March 31,
2006	$16.14	$(0.11	)(2)	$4.09	(2)	$3.98	—		$(0.89)
2005	14.59	(0.10	)(2)	1.65	(2)	1.55	—		—
2004	8.47	(0.02	)(2)	6.14	(2)	6.12	—		—
2003	12.19	(0.03	)(2)	(3.69	)(2)	(3.72)	—		—
2002	10.06	0.03		2.14		2.17	$(0.04	)(4)	—
VALUE AND RESTRUCTURING FUND
Shares — (12/31/92*)
Year Ended March 31,
2006	$41.40	$0.53	(2)	$7.88	(2)	$8.41	$(0.45)		—
2005	37.57	0.34	(2)	3.83	(2)	4.17	(0.34)		—
2004	23.66	0.24		13.90		14.14	(0.23)		—
2003	32.63	0.17		(9.01)		(8.84)	(0.13)		—
2002	30.69	0.08		1.94		2.02	(0.08)		—
EMERGING MARKETS FUND
Shares — (01/02/98*)
Year Ended March 31,
2006	$8.73	$0.10	(2)	$3.87	(2)	$3.97	$(0.10)		—
2005	7.67	0.12	(2)	1.18	(2)	1.30	(0.08)		$(0.16)
2004	4.12	0.05		3.55		3.60	(0.05)		—
2003	4.95	0.02		(0.84)		(0.82)	(0.01)		—
2002	4.43	0.01		0.53		0.54	(0.02)		—
INTERNATIONAL FUND
Shares — (07/21/87*)
Year Ended March 31,
2006	$13.05	$0.07	(2)	$3.51	(2)	$3.58	$(0.12)		—
2005	11.28	0.06	(2)	1.71	(2)	1.77	—	(3)	—
2004	6.83	0.09		4.44		4.53	(0.08)		—
2003	9.75	0.10		(2.99)		(2.89)	(0.03)		—
2002	11.75	0.03		(1.43)		(1.40)	(0.08)		$(0.52)
PACIFIC/ASIA FUND
Shares — (12/31/92*)
Year Ended March 31,
2006	$8.88	$0.02	(2)	$2.82	(2)	$2.84	$(0.11)		—
2005	8.44	0.03	(2)	0.42	(2)	0.45	(0.01)		—
2004	5.21	0.01		3.22		3.23	—		—
2003	6.68	0.01		(1.43)		(1.42)	(0.05)		—
2002	6.59	0.02		0.09		0.11	(0.02)		—

*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Includes a tax return of capital of $(0.01).

See Notes to Financial Statements.

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.89)	$19.23	25.37%	$599,389	1.09%	1.11%	(0.64)%	65%
—	16.14	10.62%	488,221	1.05%	1.08%	(0.64)%	61%
—	14.59	72.26%	352,457	0.83%	0.98%	(0.20)%	82%
—	8.47	(30.52)%	156,324	0.83%	1.05%	(0.31)%	105%
(0.04)	12.19	21.61%	171,601	0.84%	0.98%	0.19%	144%

$(0.45)	$49.36	20.45%	$6,230,754	1.05%	1.05%	1.18%	12%
(0.34)	41.40	11.16%	4,469,075	1.07%	1.09%	0.87%	8%
(0.23)	37.57	60.06%	3,244,851	0.99%	1.14%	0.78%	4%
(0.13)	23.66	(27.13)%	1,558,721	0.99%	1.12%	0.65%	16%
(0.08)	32.63	6.60%	2,408,053	0.94%	1.02%	0.27%	8%

$(0.10)	$12.60	45.85%	$996,666	1.81%	1.92%	1.00%	7%
(0.24)	8.73	17.07%	433,168	1.70%	1.90%	1.44%	21%
(0.05)	7.67	87.57%	209,161	1.65%	1.92%	0.81%	14%
(0.01)	4.12	(16.62)%	30,049	1.61%	1.84%	0.51%	43%
(0.02)	4.95	12.16%	22,847	1.59%	1.93%	0.78%	31%

$(0.12)	$16.51	27.70%	$522,284	1.50%	1.58%	0.52%	26%
—	13.05	15.71%	240,322	1.50%	1.61%	0.52%	66%
(0.08)	11.28	66.51%	130,143	1.38%	1.49%	0.92%	58%
(0.03)	6.83	(29.72)%	89,679	1.40%	1.57%	0.55%	73%
(0.60)	9.75	(12.25)%	167,280	1.23%	1.53%	0.44%	50%

$(0.11)	$11.61	32.35%	$243,964	1.59%	1.62%	0.22%	68%
(0.01)	8.88	5.32%	134,579	1.50%	1.64%	0.35%	90%
—	8.44	62.00%	114,830	1.45%	1.58%	0.20%	58%
(0.05)	5.21	(21.44)%	27,330	1.51%	1.66%	0.15%	73%
(0.02)	6.68	1.62%	23,541	1.43%	1.74%	0.35%	94%

See Notes to Financial Statements.

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

Excelsior Fund and the Trust currently offer shares in fifteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Blended Equity Fund, Energy and Natural Resources Fund, Large Cap Growth Fund, Real Estate Fund, Small Cap Fund, Value and Restructuring Fund, Emerging Markets Fund, International Fund and Pacific/Asia Fund, portfolios of Excelsior Fund, and Equity Core Fund, Equity Income Fund and Mid Cap Value and Restructuring Fund (formerly the Mid Cap Value Fund), portfolios of the Trust. Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust (each a “Fund”, collectively the “Funds”) in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Blended Equity Fund, Energy and Natural Resources Fund, Real Estate Fund and International Fund offer one class of shares: Shares. The Equity Core Fund and Emerging Markets Fund offer two classes of shares: Shares and Institutional Shares. The Equity Income Fund, Large Cap Growth Fund and Small Cap Fund offer two classes of shares: Shares and Retirement Shares. The Mid Cap Value and Restructuring Fund and the Value and Restructuring Fund offer three classes of shares: Shares, Institutional Shares and Retirement Shares. The Financial Highlights of the Institutional Shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on a recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. The Funds have engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in certain foreign markets. Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Equity Income Fund had the following forward foreign currency contracts outstanding as of March 31, 2006:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation
Foreign Currency Purchases:
04/05/06	GBP (79,291)	$(137,816)	$70

The International Fund had the following forward foreign currency contracts outstanding as of March 31, 2006:

Settlement Dates	Currency to Receive		In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/04/06	EUR	74,287	$90,199	$(186)
04/05/06	GBP	869,757	1,511,725	(772)
04/05/06	JPY	633,544,975	5,385,455	(1,021)
04/05/06	SEK	(26,985,220)	(3,467,379)	760

The Pacific/Asia Fund had the following forward foreign currency contracts outstanding as of March 31, 2006:

Settlement Dates	Currency to Receive		In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/03/06	JPY	133,552,681	$1,140,635	$(5,755)
04/03/06	JPY	178,456,200	1,524,142	(7,689)
04/03/06	JPY	230,406,966	1,967,839	(9,928)
04/05/06	JPY	(139,430,689)	(1,185,232)	225
04/05/06	JPY	422,963,265	3,595,403	(682)

Currency Legend:

EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona

(c) Covered call options written:

Certain Funds may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2006, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	(20,000)	$(2,633,972)
Options written	(32,827)	(12,444,685)
Options expired	—	—
Options exercised	11,932	3,090,507
Options terminated in closing purchase transactions	36,427	10,227,178

Outstanding, end of year	(4,468)	$(1,760,972)

(d) Concentration of risks:

The Emerging Markets Fund, International Fund and Pacific/Asia Fund invest primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. Some countries in which the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

(e) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(f) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(g) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(h) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for the Blended Equity Fund, Energy and Natural Resources Fund, Equity Core Fund, Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Real Estate Fund, Small Cap Fund and Value and Restructuring Fund, dividends will be declared and paid at least quarterly; and for the Emerging Markets Fund, International Fund and Pacific/Asia Fund, dividends will be declared and paid semiannually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(i) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party

Transactions:

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that is a wholly-owned subsidiary of U.S. Trust Company, N.A. and the Funds were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the Funds are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc. (together with NYAMD, the “Advisers”), a wholly-owned subsidiary of USTC-NA. USTC-NA is a wholly-owned subsidiary of US Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

Blended Equity Fund	0.75%
Energy and Natural Resources Fund	0.60%
Equity Core Fund	0.75%
Equity Income Fund	0.75%
Large Cap Growth Fund	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Real Estate Fund	1.00%
Small Cap Fund	0.75%*
Value and Restructuring Fund	0.60%
Emerging Markets Fund	1.25%
International Fund	1.00%
Pacific/Asia Fund	1.00%

*	Effective January 1, 2006, Small Cap Fund changed its advisory fee from 0.60% to 0.75%.

UST Advisers, Inc. and BISYS Fund Services, Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Funds, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the year ended March 31, 2006, administration fees charged to the Funds were as follows:

Administration Fees
Blended Equity Fund	$705,351
Energy and Natural Resources Fund	618,312
Equity Core Fund	194,157
Equity Income Fund	322,704
Large Cap Growth Fund	473,303
Mid Cap Value and Restructuring Fund	464,898
Real Estate Fund	183,394
Small Cap Fund	782,944
Value and Restructuring Fund	7,980,571
Emerging Markets Fund	1,279,319
International Fund	658,314
Pacific/Asia Fund	342,434

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the four months ended July 31, 2005 (excluding Equity Income Fund, Large Cap Growth Fund and Small Cap Fund), and the eight months ended March 31, 2006 (excluding Equity Income Fund, Large Cap Growth Fund and Small Cap Fund), the Advisers have contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

	Four Months Ended July 31, 2005	Eight Months Ended March 31, 2006
Blended Equity Fund — Shares	1.05%	1.10%
Energy and Natural Resources Fund — Shares	1.25%	1.25%
Equity Core Fund — Shares	1.05%	1.05%
Equity Income Fund — Shares	1.05%*	1.10%**
Large Cap Growth Fund — Shares	1.05%*	1.20%**
Mid Cap Value and Restructuring Fund — Shares	1.14%	1.14%
Real Estate Fund — Shares	1.20%	1.25%
Small Cap Fund — Shares	1.05%*	1.25%**
Value and Restructuring Fund — Shares	1.14%	1.14%
Emerging Markets Fund — Shares	1.70%	1.85%
International Fund — Shares	1.50%	1.50%
Pacific/Asia Fund — Shares	1.50%	1.65%
Equity Core Fund — Institutional Shares	0.80%	0.80%
Mid Cap Value and Restructuring Fund — Institutional Shares	0.89%	0.89%
Value and Restructuring Fund — Institutional Shares	0.89%	0.89%
Emerging Markets Fund — Institutional Shares	1.45%	1.60%
Equity Income Fund — Retirement Shares	1.55%*	1.60%**
Large Cap Growth Fund — Retirement Shares	1.55%*	1.70%**
Mid Cap Value and Restructuring Fund — Retirement Shares	1.64%	1.64%
Small Cap Fund — Retirement Shares	1.55%*	1.75%**
Value and Restructuring Fund — Retirement Shares	1.64%	1.64%

*	The annual percentages listed above are for the nine months ended December 31, 2005.
**	The annual percentages listed above are for the three months ended March 31, 2006.

For the year ended March 31, 2006, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

Blended Equity Fund	$(570,103)
Energy and Natural Resources Fund	(12,243)
Equity Core Fund	(324,216)
Equity Income Fund	(342,433)
Large Cap Growth Fund	(383,210)
Mid Cap Value and Restructuring Fund	(11,769)
Real Estate Fund	(351,013)
Small Cap Fund	(95,946)
Value and Restructuring Fund	—
Emerging Markets Fund	(712,659)
International Fund	(276,476)
Pacific/Asia Fund	(62,520)

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and UST Advisers, Inc. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Fund’s shares held by each service organization’s customers. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2006, shareholder servicing fees paid to CS & Co. and the Advisers were as follows:

Blended Equity Fund	$1,138,625
Energy and Natural Resources Fund	534,534
Equity Core Fund	189,976
Equity Income Fund	566,460
Large Cap Growth Fund	780,934
Mid Cap Value and Restructuring Fund	516,587
Real Estate Fund	262,376
Small Cap Fund	1,307,062
Value and Restructuring Fund	6,206,822
Emerging Markets Fund	947,315
International Fund	741,853
Pacific/Asia Fund	408,979

BISYS Fund Services Limited Partnership (the “Distributor”), serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of Mid Cap Value and Restructuring Fund) or Retirement Shares (in the case of Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. For the year ended March 31, 2006, fees charged for Retirement Shares of the Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund were $4, $6, $4, $5 and $874, respectively. There were no charges for the year ended March 31, 2006 for the Fund Shares of the Mid Cap Value and Restructuring Fund.

Each Independent Director/Trustee of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated registered investment companies managed by the Advisers. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2006, purchases, sales and maturities of securities, excluding short-term investments and written options transactions, for the Funds aggregated:

	Purchases*	Sales and Maturities*
Blended Equity Fund	$99,991,285	$153,572,554
Energy and Natural Resources Fund	1,003,100,136	906,397,364
Equity Core Fund	82,796,115	20,207,291
Equity Income Fund	108,605,648	95,065,360
Large Cap Growth Fund	339,168,170	73,745,338
Mid Cap Value and Restructuring Fund	70,799,348	78,148,689
Real Estate Fund	17,258,457	34,660,214
Small Cap Fund	335,812,355	354,073,150
Value and Restructuring Fund	1,502,162,032	628,388,980
Emerging Markets Fund	332,627,110	41,938,488
International Fund	282,471,774	83,262,367
Pacific/Asia Fund	169,471,496	115,023,886

*	There were no purchases or sales of U.S. government securities during the year ended March 31, 2006.

4.    Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts, and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications, as of March 31, 2006, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Blended Equity Fund	$(7,684)	$7,684	—
Energy and Natural Resources Fund	21,733	(21,733)	—
Equity Core Fund	1,620	(1,620)	—
Equity Income Fund	1,610	(1,610)	—
Large Cap Growth Fund	1,492,015	—	$(1,492,015)
Mid Cap Value and Restructuring Fund	23,676	(737)	(22,939)
Real Estate Fund*	2,148,846	(5,199,665)	3,050,819
Small Cap Fund	3,315,401	(3,315,401)	—
Value and Restructuring Fund	212,778	(212,779)	1
Emerging Markets Fund	(39,141)	434,956	(395,815)
International Fund	(106,732)	106,732	—
Pacific / Asia Fund	415,223	(284,502)	(130,721)

*	The Real Estate Fund has a tax year end of June 30.

The tax character of dividends and distributions declared during the years ended March 31, 2006 and March 31, 2005 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Blended Equity Fund
Year ended March 31, 2006	$6,255,308	$28,392,715	$—	$34,648,023
Year ended March 31, 2005	4,368,038	3,153,196	—	7,521,234
Energy and Natural Resources Fund
Year ended March 31, 2006	44,558,560	41,586,671	—	86,145,231
Year ended March 31, 2005	465,778	10,741,372	—	11,207,150
Equity Core Fund
Year ended March 31, 2006	574,501	—	—	574,501
Year ended March 31, 2005	69,065	—	—	69,065
Equity Income Fund
Year ended March 31, 2006	5,332,967	—	—	5,332,967
Year ended March 31, 2005	3,360,556	—	—	3,360,556

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Large Cap Growth Fund
Year ended March 31, 2006	—	—	—	—
Year ended March 31, 2005	—	—	—	—
Mid Cap Value and Restructuring Fund
Year ended March 31, 2006	$675,482	—	$22,939	$698,421
Year ended March 31, 2005	4,730,945	—	—	4,730,945
Real Estate Fund
Year ended March 31, 2006	1,544,111	$9,654,009	654,882	11,853,002
Year ended March 31, 2005	3,121,363	6,178,686	222,339	9,522,388
Small Cap Fund
Year ended March 31, 2006	—	26,879,147	—	26,879,147
Year ended March 31, 2005	—	—	—	—
Value and Restructuring Fund
Year ended March 31, 2006	52,525,603	—	—	52,525,603
Year ended March 31, 2005	31,941,541	—	—	31,941,541
Emerging Markets Fund
Year ended March 31, 2006	5,914,106	—	—	5,914,106
Year ended March 31, 2005	3,090,328	5,577,055	—	8,667,383
International Fund
Year ended March 31, 2006	2,396,031	—	—	2,396,031
Year ended March 31, 2005	29,357	—	—	29,357
Pacific/Asia Fund
Year ended March 31, 2006	1,686,498	—	—	1,686,498
Year ended March 31, 2005	112,049	—	—	112,049

As of March 31, 2006 (except for Real Estate Fund which is as of June 30, 2005), the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Post- October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Blended Equity Fund	$517,913	$42,523,788	—	$(7,684)	$192,079,292	$235,113,309
Energy and Natural Resources Fund	38,422,470	40,103,169	—	—	56,346,690	134,872,329
Equity Core Fund	412,417	—	$(880,333)	(1,597,268)	24,280,618	22,215,434
Equity Income Fund	1,216,345	—	(1,951,842)	(4,044,151)	24,501,867	19,722,219
Large Cap Growth Fund	—	—	(135,908,141)	—	86,245,660	(49,662,481)
Mid Cap Value and Restructuring Fund	—	—	(1,074,502)	(894,861)	125,325,684	123,356,321
Real Estate Fund(1)	434,004	5,583,041	—	—	49,710,737	55,727,782
Small Cap Fund	2,271,022	17,828,320	—	—	189,264,390	209,363,732
Value and Restructuring Fund	21,152,963	—	(146,597,297)	—	2,109,206,496	1,983,762,162
Emerging Markets Fund	1,061,119	8,501,909	(1,533,451)	—	300,030,575	308,060,152
International Fund	129,843	—	(82,575,691)	(40,517)	102,312,213	19,825,848
Pacific / Asia Fund	—	—	(2,693,463)	(63,671)	48,204,693	45,447,559

(1)	The components of distributable earnings for the Real Estate Fund are estimated at March 31, 2006. The actual amounts to be distributed will not be determined until June 30, 2006, when the portfolio completes its tax year end.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2006, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2008	2010	2011	2012	2013	2014	Total
Equity Core Fund	—	—	—	—	—	$880,333	$880,333
Equity Income Fund	—	—	—	—	—	1,951,842	1,951,842
Large Cap Growth Fund	$5,368,992	$24,653,640	$83,374,895	$22,030,449	$480,165	—	135,908,141
Mid Cap Value and Restructuring Fund	—	—	121,536	—	—	952,966	1,074,502
Value and Restructuring Fund	—	—	119,233,763	27,363,534	—	—	146,597,297
Emerging Markets Fund	—	—	—	1,496,712	—	36,739	1,533,451
International Fund	—	—	67,434,508	15,141,183	—	—	82,575,691
Pacific/Asia Fund	—	—	2,693,463	—	—	—	2,693,463

At March 31, 2006, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Blended Equity Fund	$275,703,841	$194,187,120	$(2,107,828)	$192,079,292
Energy and Natural Resources Fund	478,622,971	62,132,714	(5,786,024)	56,346,690
Equity Core Fund	163,419,514	27,349,605	(3,068,877)	24,280,728
Equity Income Fund	180,682,714	26,465,873	(1,964,006)	24,501,867
Large Cap Growth Fund	480,566,594	90,470,304	(4,224,644)	86,245,660
Mid Cap Value and Restructuring Fund	214,051,417	130,538,656	(5,212,972)	125,325,684
Real Estate Fund	78,212,462	49,902,703	(191,966)	49,710,737
Small Cap Fund	409,680,710	190,044,571	(780,181)	189,264,390
Value and Restructuring Fund	4,419,326,922	2,229,321,803	(120,115,302)	2,109,206,501
Emerging Markets Fund	703,600,660	307,839,128	(8,043,539)	299,795,589
International Fund	421,873,920	105,580,817	(3,270,940)	102,309,877
Pacific / Asia Fund	192,547,598	49,935,171	(1,721,124)	48,214,047

5.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 2.25 billion shares of the Blended Equity Fund; 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Energy and Natural Resources Fund, Large Cap Growth Fund, Small Cap Fund and Pacific/Asia Fund; 875 million shares of the International Fund; and 500 million shares each of Real Estate Fund and Emerging Markets Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares of the Emerging Markets Fund, International Fund and Pacific/Asia Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

Capital Share Transactions

	Blended Equity Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	1,870,587	$68,518,652	1,453,644	$50,182,768
Issued as reinvestment of dividends:
Shares	347,955	12,334,603	54,781	1,919,788
Redeemed:
Shares	(2,792,336)	(101,458,144)	(3,867,630)	(133,154,580)
Redemption in-kind	—	—	(1,753,322)	(64,627,441)

Net Increase (Decrease)	(573,794)	$(20,604,889)	(4,112,527)	$(145,679,465)

	Energy and Natural Resources Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	11,735,419	$298,534,628	6,720,085	$134,647,171
Issued as reinvestment of dividends:
Shares	2,467,953	61,748,177	370,420	6,947,444
Redeemed:
Shares	(7,186,594)	(180,363,041)	(2,879,496)	(54,059,904)
Redemption in-kind	—	—	(249,566)	(5,779,941)

Net Increase (Decrease)	7,016,778	$179,919,764	3,961,443	$81,754,770

	Equity Core Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	7,067,834	$81,801,143	4,146,420	$43,209,200
Institutional Shares	682,540	8,048,568	4,994,257	56,502,175
Issued as reinvestment of dividends:
Shares	5,937	66,688	2,246	23,331
Institutional Shares	4,259	47,760	—	—
Redeemed:
Shares	(618,831)	(7,153,110)	(179,102)	(1,884,818)
Institutional Shares	(1,305,561)	(14,932,301)	(93,928)	(1,044,842)

Net Increase (Decrease)	5,836,178	$67,878,748	8,869,893	$96,805,046

	Equity Income Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	8,070,602	$67,137,307	12,455,777	$99,825,944
Retirement Shares	—	—	136	1,150
Issued as reinvestment of dividends:
Shares	115,326	946,155	77,738	622,458
Retirement Shares	3	21	—	—
Redeemed:
Shares	(7,466,868)	(62,372,729)	(2,085,368)	(16,772,371)
Retirement Shares	(20)	(159)	—	—

Net Increase (Decrease)	719,043	$5,710,595	10,448,283	$83,677,181

	Large Cap Growth Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	33,887,361	$319,718,556	14,085,811	$111,219,637
Retirement Shares	—	—	142	1,150
Issued as reinvestment of dividends:
Shares	—	—	—	—
Retirement Shares	—	—	—	—
Redeemed:
Shares	(4,286,908)	(38,557,547)	(4,443,816)	(34,760,488)
Retirement Shares	(20)	(161)	—	—

Net Increase (Decrease)	29,600,433	$281,160,848	9,642,137	$76,460,299

	Mid Cap Value and Restructuring Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	2,206,027	$39,222,163	4,506,275	$71,247,527
Institutional Shares	1,449,107	26,024,928	1,440,444	23,328,088
Retirement Shares	—	—	68	1,150
Issued as reinvestment of dividends:
Shares	8,110	140,000	65,005	1,086,350
Institutional Shares	12,203	211,487	40,959	681,342
Retirement Shares	—	—	—	—
Redeemed:
Shares	(2,927,490)	(51,792,912)	(3,620,972)	(58,289,434)
Institutional Shares	(1,134,926)	(20,164,758)	(1,119,376)	(18,369,260)
Retirement Shares	(10)	(162)	—	—
Redemption in-kind	—	—	(1,892,982)	(33,430,054)

Net Increase (Decrease)	(386,979)	$(6,359,254)	(580,579)	$(13,744,291)

	Real Estate Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	2,543,667	$26,383,102	4,646,651	$42,090,605
Issued as reinvestment of dividends:
Shares	503,603	5,093,280	327,236	2,958,693
Redeemed:
Shares	(4,046,632)	(41,844,650)	(5,186,990)	(46,102,897)
Redemption in-kind	—	—	(1,048,440)	(10,264,224)

Net Increase (Decrease)	(999,362)	$(10,368,268)	(1,261,543)	$(11,317,823)

	Small Cap Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	7,764,353	$131,311,856	15,104,853	$235,106,641
Retirement Shares	—	—	70	1,150
Issued as reinvestment of dividends:
Shares	431,637	7,363,728	—	—
Retirement Shares	3	53	—	—
Redeemed:
Shares	(7,277,592)	(122,756,430)	(7,918,805)	(124,749,437)
Retirement Shares	(10)	(153)	—	—
Redemption in-kind	—	—	(1,099,692)	(18,595,792)

Net Increase (Decrease)	918,391	$15,919,054	6,086,426	$91,762,562

	Value and Restructuring Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	42,481,646	$1,944,842,088	39,449,835	$1,550,480,361
Institutional Shares	1,588,442	71,855,109	3,740,751	154,963,204
Retirement Shares	18,213	867,236	103	4,238
Issued as reinvestment of dividends:
Shares	922,183	40,504,847	647,698	24,887,348
Institutional Shares	45,241	1,988,952	3,356	131,791
Retirement Shares	26	1,182	—	—
Redeemed:
Shares	(25,114,636)	(1,109,338,591)	(18,527,714)	(724,974,993)
Institutional Shares	(450,627)	(20,187,467)	(873,380)	(36,474,886)
Retirement Shares	(115)	(5,554)	(75)	(3,149)

Net Increase (Decrease)	19,490,373	$930,527,802	24,440,574	$969,013,914

	Emerging Markets Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	42,050,024	$456,622,978	37,020,633	$308,671,668
Institutional Shares	2,017,803	17,803,340	57	500
Issued as reinvestment of dividends:
Shares	386,361	3,758,608	627,999	5,340,759
Institutional Shares	232	2,572	—	—
Redeemed:
Shares	(12,959,098)	(132,393,423)	(15,283,468)	(117,126,423)
Institutional Shares	(1,171)	(11,586)	—	—
Redemption fee	—	3,940	—	76,701

Net Increase (Decrease)	31,494,151	$345,786,429	22,365,221	$196,963,205

	International Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	18,984,322	$280,689,209	11,128,396	$135,738,549
Issued as reinvestment of dividends:
Shares	55,479	722,890	540	5,983
Issued in connection with merger	—	—	2,194,980	22,740,352
Redeemed:
Shares	(5,816,678)	(82,366,546)	(6,452,142)	(78,715,450)
Redemption fee	—	14,016	—	11,008

Net Increase (Decrease)	13,223,123	$199,059,569	6,871,774	$79,780,442

	Pacific/Asia Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Shares	9,073,692	$91,473,426	6,880,415	$57,331,130
Issued as reinvestment of dividends:
Shares	64,603	565,926	3,310	26,777
Redeemed:
Shares	(3,276,867)	(32,167,866)	(5,346,261)	(43,870,251)
Redemption fee	—	2,893	—	8,645

Net Increase (Decrease)	5,861,428	$59,874,379	1,537,464	$13,496,301

6.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia, in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have provided full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

The Adviser, certain of its affiliates, the Companies and others have also been named in several class action and derivative lawsuits which allege that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds managed by the Adviser. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above have been transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the investor class action and the derivative lawsuits. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, the Adviser believes that the resolution of the pending Investigations and private lawsuits will not have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

8.    Other Federal Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2006, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Blended Equity Fund	100.00%
Energy and Natural Resources Fund	8.57%
Equity Core Fund	70.87%
Equity Income Fund	100.00%
Mid Cap Value and Restructuring Fund	96.25%
Value and Restructuring Fund	100.00%
Pacific/Asia Fund	0.49%

For the year ended March 31, 2006, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Blended Equity Fund	100.00%
Energy and Natural Resources Fund	8.24%
Equity Core Fund	100.00%
Equity Income Fund	100.00%
Mid Cap Value and Restructuring Fund	96.20%
Value and Restructuring Fund	100.00%
Emerging Markets Fund	100.00%
International Fund	100.00%
Pacific/Asia Fund	46.36%

9.     Special Meeting of Shareholders (Unaudited)

A special meeting of the shareholders of the Excelsior Small Cap Fund was held on November 17, 2005. At the meeting shareholders voted and approved the following proposals:

Proposal 1: To approve an amendment to the Investment Advisory Agreement to increase the Advisory Fee payable by the Fund.

	# of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	18,091,185.598	59.300%	94.032%
Against	977,482.820	3.204%	5.081%
Abstain	170,690.817	0.559%	0.887%

Total	19,239,359.235	63.063%	100.000%

Proposal 2: To approve a change in the investment objective of the Fund.

	# of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	18,465,354.384	60.526%	95.977%
Against	582,211.624	1.909%	3.026%
Abstain	191,793.227	0.628%	0.997%

Total	19,239,359.235	63.063%	100.000%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc. and Excelsior Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value and Restructuring Fund (formerly, Mid Cap Value Fund), Energy and Natural Resources Fund, Real Estate Fund, Equity Core Fund, Equity Income Fund, International Fund, Pacific/Asia Fund, and Emerging Markets Fund (nine of the portfolios constituting the Excelsior Funds, Inc. and three of the portfolios constituting the Excelsior Funds Trust) (collectively, the “Funds”) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Shares) for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended March 31, 2003 were audited by other auditors whose reports dated May 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value and Restructuring Fund, Energy and Natural Resources Fund, Real Estate Fund, Equity Core Fund, Equity Income Fund, International Fund, Pacific/Asia Fund, and Emerging Markets Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 22, 2006

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2006.

On February 24, 2006, the Boards of Directors/Trustees (the “Boards”) of the Companies approved an increase in the size of the Boards to ten (10) directors/trustees (together, the “Directors”) and approved the nomination of Mariann Byerwalter, Nils Hakansson, William A. Hasler and Randall W. Merk (the “Candidates”) as Directors of the Companies, subject to shareholder approval at an upcoming Special Meeting of Shareholders of the Companies (the “Meeting”). Each of the Candidates is currently a director/trustee of the Laudus Funds, the Laudus Variable Insurance Trust (together, the “Laudus”) and of other funds included in the Schwab mutual fund complex for which Charles Schwab Investment Management acts as investment adviser (together, the “Fund Complex”). The Companies are in the same Fund Complex as the Laudus Funds. If approved by Shareholders at the Meeting, Ms. Byerwalter and Messrs. Hakansson and Hasler would become disinterested persons of the Companies under the Investment Company Act of 1940, as amended. Mr. Merk would become an interested person of the Companies.

The Boards also approved the nominations of six existing Directors to be submitted to shareholder for approval at the Meeting: Messrs. Bailey, Collins, Drake, Hall, Lynch and Piel (the “Existing Directors” and, together with the Candidates, the “Nominees”). Frederick S. Wonham, a current Director of the Companies and Chairman of the Board of each company, has notified the Boards, that he intends to resign from the Boards, consistent with the Companies’ retirement age policy, effective as of the date of the Meeting. The Boards have elected Rodman Drake, currently a Director of the Companies and Chairman of their Joint Audit Committee, as the Chairman of the Boards of the Companies effective upon Mr. Wonham’s resignation.

The Boards have proposed to increase the size of each Board from seven to ten so that a single group of Directors (i.e., a unitary board) can oversee each of the Companies and the Laudus Funds. At a meeting held on March 16, 2006, the Laudus Funds’ Boards approved the nominations of the Existing Directors for election to the Laudus Funds’ Boards, subject to approval by shareholders of each of the Laudus Funds. Each of the Candidates has notified the Boards that, even if approved by the Companies’ shareholders at the Meeting, the Candidates will not serve as members of the Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees. Similarly, each of the existing Directors has informed the Laudus Funds Boards that, even if approved by shareholders of the Laudus Funds at their shareholders meeting, the Existing Directors will not serve as members of the Laudus Funds Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 75 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 63 Since 1994	Director and Chairman of Audit Committee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., and Hyperion Strategic Mortgage Fund Inc. (since 1991); Director, Jackson Hewitt Tax Services, Inc. (since June 2004); Director, Student Loan Corporation (since May 2005).

Morrill Melton ("Mel") Hall, Jr. Age: 61 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax- Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

Jonathan Piel Age: 67 Since 1994	Director and Chairman of Nominating Committee Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994); Cable Television producer and website designer. The Editor Scientific American (from 1984 to 1986), and Vice President, Scientific American, Inc. (from 1986 to 1994); Director, National Institute of Social Sciences; member, Advisory Board, The Stone Age Institute. Bloomington Indiana.	29	None.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
John. D. Collins Age: 67 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, Mrs. Fields’ Famous Brands LLC (consumer products) (since December 2004).
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 60 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.
OFFICERS
Joseph Trainer; CFA Age: 44 114 West 47th Street New York, NY 10036	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

George Pereira Age: 42 101 Montgomery St. San Francisco, CA 94104	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. From September 1999 to December 1999, Chief Financial Officer, Commerzbank Capital Markets. Prior to September 1999, Managing Director at the New York Stock Exchange.	N/A	N/A

Stefanie A. Firtell Age: 32 114 West 47th Street New York, NY 10036	Vice President, United States Trust Company of New York (since April 2005); Compliance Officer and Head of Regulatory Responses, Assistant Vice President, Deutsche Asset Management (from 2003 to 2005); Assistant Corporate Secretary, Triare Companies, Inc. (from 2002 to 2003); Attorney, Paul, Weiss, Rifkind, Wharton & Garrison (from 2001 to 2002); and Attorney, Cadwalder Wickersham & Taft (from 2000 to 2001).	N/A	N/A

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
Wyndham Clark Age: 47 225 High Ridge Road Stamford, CT 06905	Vice President and AML officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management. IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial leader, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Petros (Peter) L. Tsirigotis Age: 37 114 West 47th Street New York, NY 10036	Senior Vice President and Assistant General Counsel, U.S. Trust (since September 2005); Vice President and Corporate Counsel, Prudential Financial (September 2004 to September 2005); Associate, Schulte Roth and Zabel LLP (November 2002 to September 2004) and Dechert LLP (August 2000 to November 2002). Prior to August 2000, Mr. Tsirigotis was an Attorney/Advisor (Division of Investment Management) and Financial Economist (Office of Economic Analysis) with the Securities and Exchange Commission in Washington, D.C.	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2006, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2005	Ending Account Value 03/31/2006	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
Blended Equity Fund — Shares	$1,000.00	$1,075.50	1.10%	$5.69
Energy and Natural Resources Fund — Shares	1,000.00	1,070.70	1.14	5.89
Equity Core Fund — Shares	1,000.00	1,107.50	1.05	5.52
Equity Income Fund — Shares	1,000.00	1,045.40	1.07	5.46
Large Cap Growth Fund — Shares	1,000.00	1,102.30	1.14	5.98
Mid Cap Value and Restructuring Fund — Shares	1,000.00	1,103.50	1.12	5.87
Real Estate Fund — Shares	1,000.00	1,156.90	1.25	6.72
Small Cap Fund — Shares	1,000.00	1,160.90	1.13	6.09
Value and Restructuring Fund — Shares	1,000.00	1,074.10	1.05	5.43
Emerging Markets Fund — Shares	1,000.00	1,211.20	1.85	10.20
International Fund — Shares	1,000.00	1,143.40	1.50	8.02
Pacific / Asia Fund — Shares	1,000.00	1,179.90	1.62	8.80

Hypothetical 5% Return
Blended Equity Fund — Shares	1,000.00	1,019.45	1.10	5.54
Energy and Natural Resources Fund — Shares	1,000.00	1,019.25	1.14	5.74
Equity Core Fund — Shares	1,000.00	1,019.70	1.05	5.29
Equity Income Fund — Shares	1,000.00	1,019.60	1.07	5.39
Large Cap Growth Fund — Shares	1,000.00	1,019.25	1.14	5.74
Mid Cap Value and Restructuring Fund — Shares	1,000.00	1,019.35	1.12	5.64
Real Estate Fund — Shares	1,000.00	1,018.70	1.25	6.29
Small Cap Fund — Shares	1,000.00	1,019.30	1.13	5.69
Value and Restructuring Fund — Shares	1,000.00	1,019.70	1.05	5.29
Emerging Markets Fund — Shares	1,000.00	1,015.71	1.85	9.30
International Fund — Shares	1,000.00	1,017.45	1.50	7.54
Pacific / Asia Fund — Shares	1,000.00	1,016.85	1.62	8.15

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

AR-EQUITIES-0306

FIXED INCOME FUNDS

ANNUAL REPORT

March 31, 2006

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

LETTER TO SHAREHOLDERS

March 31, 2006

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2006 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which had over $18 billion in assets as of the end of the report period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s needs for performance and tax sensitivity.

By now, you would have received information about changes to the administrative and non-advisory services provided to the Excelsior Funds. As a result, the Excelsior Funds and the Laudus Funds, an affiliated fund family, now share certain complex-wide administrative, compliance, marketing and other functions.

We are pleased with the transition, and remain optimistic that shareholders will approve the board of directors’ recommendation to elect members to jointly oversee the two fund families. It is anticipated that the new unified board will strengthen the oversight provided on behalf of fund shareholders and may result in certain long-term cost and operating efficiencies. All votes are important, so I encourage you to vote your shares as soon as possible if you haven’t already done so.

Given these changes, I want to assure you that the most important aspects of the Excelsior Funds will remain the same. Specifically, the fund management and investment process provided by U.S. Trust, as advisor to the Funds, as well as the funds’ emphasis on enduring performance, will not change.

In closing, we at Excelsior Funds remain committed to helping you reach your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

1

FIXED INCOME MARKET REVIEW

The fixed income markets experienced three key trends over the course of the fiscal year ending March 31, 2006. Dominating the market was the Federal Reserve’s continuous monetary tightening, which culminated in its fifteenth federal funds target rate hike, to 4.75%, as the reporting period ended. The result was a shift to higher bond yields across the maturity spectrum.

The second critical aspect of the fixed-income market was the continued flattening of the yield curve, as we expected. The yield curve inverted, with shorter rates higher than longer rates, for a period from the end of 2005 into early 2006. An inverted curve has signaled future recessions in the past, but our thinking concurs with the Fed’s, which identifies a global liquidity surplus as the cause of the inversion. The last critical factor for the markets was limited to municipal bonds, with the first quarter of 2006 experiencing a drop in issuance as higher rates cut off refunding issues. Tighter muni supply is expected to continue over the new fiscal year.

Agency bonds modestly outperformed Treasuries for the past 12 months. Demand was strong from domestic investors who sought a high-quality reserve against future opportunities in other sectors. Foreign buying was very heavy. Inflation indexed bonds (TIPS) signaled an increase in inflation expectations as breakeven yields for 5-year and 10-year issues rose over the reporting period, in particular with short maturity issues. Commercial mortgage backed securities modestly outperformed due to healthy demand as investors moved some funds out of the corporate sector into this sector. Interest rate volatility, a key determinant of value in the mortgage-backed securities market, has continued to decline favoring the prospects for out-performance in this sector. Municipals outperformed Treasuries, as yields on the latter rose more on both an actual and a relative basis. This was caused by a well documented increase in demand on the part of non-traditional municipal investors, in addition to a reduction in new-issue supply. The result was much richer municipal/Treasury yield ratios. This has been especially true for maturities of 10+ years, although all comparative municipal/Treasury bond yield ratios fell to 5-year lows in the quarter.

The 10-year Treasury yield is nearing the high end of the expected range for 2006. Yields should begin to decline later in the year driven by an expected slowdown in economic activity, specifically with respect to housing and the consumer. The Fed’s new Chairman, Ben Bernanke, has stated that going forward, Fed policy will be more data dependent, which could see more tightening than expected, but we believe the Fed is aware of the potential for excessive tightening. Opportunity to profit from the yield curve returning to its more traditional steeper shape is now evident. From a duration standpoint, we are positioned slightly shorter to fixed-income benchmarks, looking for an easing to economic growth rates. We will look to position portfolios longer relative to the benchmarks after the Fed concludes its rate increases. We think a significant yield advantage exists in select mortgage-backed and asset-backed investments and continues to dictate an overweight position in the sector.

2

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA SHORT-INTERMEDIATE TERM

TAX-EXEMPT INCOME FUND

Fiscal Year Annual Review

California, the world’s seventh-largest economy, continues to display expansive economic growth, and a new governmental emphasis on reining in deficits has earned the state and its counties, cities and fiscal authorities high marks from bond rating agencies. Our Fund invests primarily in California municipal bonds, including state-guaranteed issuance, where at least 80% of the assets held will be both federally tax-exempt and exempt from California state and local income taxes. Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31, at the end of the Fund’s fiscal year. The tax-exempt market outperformed its taxable counterpart, as long-term municipal yields fell while intermediate and long-term governments and corporates rose.

Performance Attribution

Our investment process is driven by the independent examination of individual securities rather than by an overarching economic view, and we believe the Fund’s high-quality, well-diversified fixed-income portfolio is an outcome of this process. Our portfolio tracks the Merrill Lynch 3-7 Year Muni Index, which we not only use as a benchmark, but also as a comparative quality standard. Underperformance relative to this benchmark reflected our commitment to higher quality issues with a higher basis. The “spread” or yield difference between national and California rates widened to a more normal 15-20 basis points. New issue supply was strong, but demand continued to exceed supply, owing to the presence of new institutional buyers. Average maturity in the portfolio was extended as the manager continued to implement a laddered strategy of distributing fund assets across its maturity range in line with its benchmark.

Outlook

The Fund is beginning to be repositioned to benefit from the end of Fed tightening and a trend towards easing that we expect to develop later this year. The yield curve orientation continues to favor flattening, though to a lesser extent than in past quarters. Our biggest concern is reduced issuance, as higher interest rates have dropped refinancings by 25% since the start of the year. However, California was the number one state issuer for the first quarter of 2006, as it was for all of 2005, and supply remains healthy in both the primary and secondary markets. Our research amply demonstrates the importance of tax-savings on fixed-income returns, and we continue with this emphasis for the benefit of our investors.

3

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

4

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Fiscal Year Annual Review

The Fed’s FOMC increased the target short-term federal funds rate progressively over the past twelve months, culminating in the 15th rate hike since June 2004, to 4.75%. Treasury yields rose from the 3-month T-Bill to the 30-year bond, and the yield curve flattened and then inverted for more than a month. The Fed has said that further hikes under new Chairman Ben Bernanke will be data-dependent, signaling an end to tightening unless inflation numbers gap higher.

Performance Attribution

The Excelsior Core Bond Fund generated strong relative performance that was largely the result of the portfolio’s barbell position and shorter duration, which benefited as yields rose and the Treasury yield curve flattened. The Fund’s defensive posture to rising rates was additive to returns as yields rose. While our moderate underweight allocation in corporate bonds was a slight detractor from returns, our selective holdings in high yield debt aided relative performance. Allocations to asset-backed and commercial mortgage backed securities helped performance as well. Furthermore, the allocation to municipal bonds added value as the current refinancing supply has been light and demand has increased due to higher yields. Our average quality rating remains at AAA. The allocation to BBB rated securities remains minimal, with the portfolio emphasizing higher quality issues. There were no major changes to our sector allocations although some credit positions were selectively reduced while we added to our mortgage position. The moderate corporate underweight allocation was maintained. We have added to our position in hybrid ARMs (adjustable rate mortgages) with interest rates that are fixed for a set period and then float.

Outlook

We believe a significant yield advantage exists in select mortgage-backed and asset-backed investments, which continues to dictate an overweight position in these securities for the Fund. Interest rate volatility, a key determinant of value in the mortgage-backed securities market, has continued to decline, favoring the prospects for out-performance in this sector. Once the Fed ends the tightening phase, we see little change in the fed funds’ target rate for a considerable period thereafter. We continue to favor investments in high-quality commercial mortgages (CMBS), for their attractive yield levels, low event risk, and high quality.

5

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

6

EXCELSIOR FUNDS, INC.	HIGH YIELD FUND

Fiscal Year Annual Review

The fiscal year ending March 31 witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, raising it to 4.75%. The high yield market extended its positive momentum from late last year through most of the first quarter of 2006. Solid economic growth and strong equity markets fueled enthusiasm for the high yield asset class. In addition, readily available bank credit allowed a number of high yield issuers to redeem outstanding subordinated debt thereby reducing the supply of fixed-coupon issues. Most importantly, default rates in the sector remained stable and at levels well below the long term average.

Performance Attribution

The key drivers of high yield market performance were the ongoing improvement in default rates and the increase in U.S. interest rates. Relative to the Merrill High Yield Index, we had overweight positions in paper/packaging, chemicals, and metals/mining (to benefit from strong economic growth) and in gaming (to reduce portfolio volatility). We positioned the portfolio for moderate volatility in an environment of solid economic growth and stable or moderately rising interest rates, holding issues with high coupons trading near their call prices. As a result, the Fund did not fully participate in the strong performance of the high yield sector. The Fund’s relative underperformance was almost entirely due to underweight exposure to high-volatility, lower-tier securities. Over the year, the CCC-rated sub sector significantly outperformed the B and particularly BB sub sectors. However, our underweighting of lower-tier credits reflected concerns surrounding possible principal risk from rising interest rates and uncertainty surrounding national and international political events. The best performing industry groups included metals/mining, telecom, automotive, and paper/packaging. The weakest performing groups include financials, food and beverage, gaming and broadcasting.

Outlook

The High Yield Fund has been migrating in the direction of greater diversification and higher overall quality. As a result, the Fund at the start of the year was underweight high-beta CCC and B-rated groups, which were the best performing sub sectors. Currently, the Fund has higher than average exposure to gaming and cyclical/commodity sectors such as metals/mining, and chemicals. Below-market weightings include finance, homebuilding, transportation, and autos/suppliers.

7

EXCELSIOR FUNDS, INC.	HIGH YIELD FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

8

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

Fiscal Year Annual Review

Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31. The move to higher interest rates has been in place since June 2003, and we believe this Fed tightening cycle is nearing its end. At that point, we anticipate greater opportunity, and will adjust our defensive strategy to take advantage of the new financial environment.

Performance Attribution

Positive contributors to performance during the fiscal year were holdings in mortgage-backed securities and commercial-mortgage backed securities (CMBS). Both sectors were over weighted and had strong performance relative to Treasury issues. An underweight in corporate securities was a drag on results. Securities with call features, such as, mortgages and callable agencies, were overweighted based on valuation levels, and the shorter duration of the overall portfolio aided relative returns. Mortgages and CMBS continue to be overweight for their added yield and high quality. Should the credit cycle turn more cautious, these sectors are expected to have better relative returns. Corporate bonds are under weight and the BBB-rated portion is particularly light at half the index weight. The yield advantage in corporate bonds compared to Treasury bonds is very narrow compared to historic levels.

Outlook

The Fund is beginning to be repositioned to benefit from the end of Fed tightening and a trend towards easing that we expect to develop later this year. The yield curve orientation continues to favor flattening, though to a lesser extent than in past quarters. At quarter end, the Fund had an average credit rating of AAA, a yield-to-worst of 5.38% and a duration of 3.7 years, in line with the benchmark and slightly long versus the Lipper category. We expect the Fund to perform well in the slower economic environment that we foresee.

9

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers Intermediate Govt/Credit Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

10

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Fiscal Year Annual Review

The Fund invests primarily in municipal bonds, where at least 80% of the assets held in the Fund will be federally tax-exempt and have an average maturity of five to ten years. Over the fiscal year, we focused on extending the Fund’s average maturity, but we kept duration roughly the same. We sold several bonds with near call dates, and moved out toward bonds with longer (10-year) call provisions. Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31 at the end of the Fund’s fiscal year.

Performance Attribution

Relative underperformance with our benchmark reflects higher quality securities purchased with a higher basis. The Excelsior Intermediate-Term Tax-Exempt Fund ended the first quarter of 2006 almost fully invested, with 5% percent of assets in cash. Average maturity in the portfolio was extended to nearly 9.5 years, as the manager continued to implement a laddered strategy of distributing fund assets across a maturity range in line with our benchmark. Over the long term, this strategy should serve to deliver more stable returns. As the yield curve flattened, and particularly when the yield curve for 5- and 10- year issues leveled, our performance gained. Our investment process is driven by the independent examination of individual securities rather than by an overarching economic view, and we believe the Fund’s high-quality, well-diversified tax-exempt portfolio is an outcome of this process.

Outlook

The Fund is beginning to be repositioned to benefit from the end of Fed tightening and a trend towards easing that we expect to develop later this year. The yield curve orientation continues to favor flattening, though to a lesser extent than in past quarters. Our biggest concern is reduced issuance, as higher interest rates have dropped refinancings by 25% since the start of the year. Still, we expect to find high-quality opportunities in the municipal market.

11

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

12

EXCELSIOR FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Fiscal Year Annual Review

Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31. The tax-exempt market outperformed its taxable counterpart, as long-term municipal yields fell while yields on long-term governments and corporates rose. The Fund invested primarily in municipal bonds as a minimum of 80% of the assets held in the Fund must be exempt from Federal income taxes. Demand kept prices of long-maturity municipals strong during the quarter. More attractive long-term tax-exempt yields created unusual demand from foreign and other non-traditional muni investors, as well as insurance companies and other financial institutions, making our bonds more attractive than their taxable equivalents.

Performance Attribution

In the course of the fiscal year, we focused on extending the Fund’s average maturity, but we kept duration roughly the same. Average maturity rose to nearly 14 years. Transactions during the fiscal year included tax swaps that served to reduce volatility, increase yield, improve quality and achieve diversification objectives. We sold several bonds with near call dates, and moved out toward bonds with longer call provisions. As the yield curve flattened, our performance gained. The Excelsior Long-Term Tax-Exempt Fund ended the annual reporting period almost fully invested with less than ten percent cash. We succeeded in our goal of implementing a laddered strategy of distributing fund assets across a maturity range in line with our benchmark. Relative underperformance with our benchmark reflects higher quality securities purchased with a higher basis.

Outlook

Municipal bond issuance set a record in 2005, at $408 billion, fueled by the refunding of older outstanding issues. The unexpected drop in long-term rates during the year and the lower absolute level of rates allowed more issuers to save on their cost of debt outstanding, driving volume higher. The pace of municipal issuance in 2006 is expected to decline to the $350 billion level, as higher interest rates, and the previous large-scale refunding reduce offerings. Reduced supply should add support, and we are confident in the portfolio’s structure. Finally, we expect the Fund to perform well in the slower economic environment that we foresee.

13

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to 25 million and a maturity range greater than or equal to 22 years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

14

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Fiscal Year Annual Review

Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31 at the close of the Fund’s fiscal year. The tax-exempt market outperformed its taxable counterpart, as long-term municipal yields fell while intermediate and long-term governments and corporates rose. The Fund invested primarily in municipal bonds issued by the state, counties, municipalities and other state agencies of New York, per our mandate. A minimum of 80% of the assets held in the Fund must be both federally tax-exempt and exempt from state and local income taxes.

Performance Attribution

The New York tax-exempt market was supported by strong new issue supply, but demand continued to exceed supply. The market outperformed the national market during the fiscal year, as prices rose and spreads tightened to a point well below their historical averages. New issue supply was strong, but demand continued to exceed supply, owing to the presence of new institutional buyers. The Excelsior New York Intermediate Tax-Exempt Fund ended the annual reporting period almost fully invested with less than 10 percent cash. Average maturity in the portfolio was extended as the manager continued to implement a laddered strategy of distributing fund assets across its maturity range in line with its benchmark. During the fiscal year, the Fund moved to increase yield while reducing volatility by investing in bonds with longer maturities but shorter call dates. Underperformance relative to this benchmark reflected our commitment to higher quality issues with a higher basis.

Outlook

The Fund is beginning to be repositioned to benefit from the end of Fed tightening and a trend towards easing that we expect to develop later this year. The yield curve orientation continues to favor flattening, though to a lesser extent than in past quarters. Our biggest concern is reduced issuance, as higher interest rates have dropped refinancings by 25% since the start of the year. While this has provided price support, we think short supply is problematic. We believe the outlook for New York State issuers is positive, as the National Conference of State Legislators confirms, and revenues are either meeting or exceeding budgeted levels. And we expect the Fund to perform well in the slower economic environment that we foresee.

15

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

16

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

Fiscal Year Annual Review

Inflation fears have risen over the fiscal year, with indicators, watched by the Fed, close to the upper end of acceptable ranges. Energy costs have climbed significantly, and inflation watchers are looking for pass through. Clearly, prospects of an end to Fed tightening will be dictated by the reported levels of consumer inflation going forward. Yields have increased across the maturity spectrum as the Federal Reserve Board has continued to raise the target rate for Fed funds, bringing it to 4.75% by March 31.

Performance Attribution

Volatility has been driven lower as market participants have begun to price in the prospect that the Federal Reserve is nearing the end of its tightening regimen and will leave the Fed Funds’ target rate unchanged for a considerable period thereafter. Mortgage-backed prices have an inverse relationship to the market level of volatility, and we have benefited with a strategy that focuses on this relationship. The Fund’s duration, or sensitivity to changes in interest rates, was 1.72 years at the end of the quarter, approximately neutral to the benchmark. We think a significant yield advantage exists in both mortgage-backed and asset-backed investments and continues to dictate an overweight position in the Fund. The combined percentage held of both sectors at the end of the period amounted to 62%. Interest rate volatility, a key determinant of value in the mortgage-backed securities market, has continued to decline favoring the prospects for outperformance in the mortgage-backed sector.

Outlook

The shape of the Treasury yield curve has become extremely flat. This situation may persist throughout the near term. An opportunity to profit from the yield curve returning to its more traditional steeper shape may present itself during the new fiscal year, but that possibility is not predicted. The flat yield curve shape eliminates the prospects of adding performance through security “rolldown.” Yield spread, we believe, is presently the best opportunity for excess returns.

17

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

18

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Fiscal Year Annual Review

The Fund invests primarily in municipal bonds, with at least 80% of its assets qualifying for Federal tax-exempt status, and with an average maturity of one to three years. Over the course of the fiscal year, cash inflows to the Fund remained strong, but it was challenging to put cash to work. As the spread between the very short end of the yield curve and the one- to two-year segment was flat, we saw no incentive to relocate. But as rates rose, we extended the Fund’s average maturity, which contributed positively to performance. However, underperformance relative to this benchmark reflected our commitment to higher quality issues with a higher basis. Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31 at the end of the Fund’s fiscal year.

Performance Attribution

By adjusting its cash position during the quarter, the Excelsior Short-Term Tax-Exempt Securities Fund reinvested in the areas of its maturity range that experienced the biggest back-up in rates in response to Federal Reserve rate increases and supply/demand issues in the short-term tax-exempt markets. In anticipation that tax-related money market liquidations would put upward pressure on short-term yields as April 15 approached, the Fund invested 30% in cash equivalents and shortened average maturity to 2.3 years. Over the reporting period, the tax-exempt market outperformed its taxable counterpart, as long-term municipal yields fell while intermediate and long-term governments and corporates rose. The Excelsior Short-Term Tax-Exempt Securities Fund ended the quarter almost fully invested, with 5% percent of assets in cash.

Outlook

The Fund is beginning to be repositioned to benefit from the end of Fed tightening and a trend towards easing that we expect to develop later this year. The yield curve orientation continues to favor flattening, though to a lesser extent than in past quarters. Our biggest concern is reduced issuance, as higher interest rates have dropped refinancings by 25% since the start of the year. Still, we expect to find high-quality opportunities in the municipal market. During 2005, municipal interest rates rose by more than 1% at the short end, with the 2-year maturity rising from 2.20% to 3.20%. While the municipal yield curve did not invert at any time during the year (and is not expected to in 2006), by the end of December, rates across the first two years of the curve were almost identical at about 3.20%. Looking ahead, we’ll maintain the current barbell structure, until we get a better picture on exactly when Fed interest rate hikes are over, at which time we expect to deploy cash at the long-end of our maturity spectrum.

19

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

20

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

California Short-Intermediate Term Tax-Exempt Income Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (2.03%):
$800,000	California State General Obligation Bonds, Kindergarten-University, Series B-3, (Citibank N.A.-37%/ State Street Bank & Trust-37%/ National Australia Bank-25%)(a)	3.06%	05/01/34	$800,000
550,000	Orange County, California, Sanitation Districts, Certificate of Participation, (AMBAC) (Societe Generale)(a)	3.10	08/01/16	550,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $1,350,000)			1,350,000

TAX-EXEMPT SECURITIES (84.25%):
1,500,000	Anaheim, California, Public Financing Authority Revenue Bonds, Distribution Systems, (AMBC)	5.00	10/01/13	1,615,350
1,000,000	California State Department of Transportation Revenue Bonds, Federal Highway Grant Anticipation Bonds, Series A, (FGIC)	4.50	02/01/13	1,042,280
1,000,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series Y	5.00	12/01/10	1,061,230
3,000,000	California State Department of Water Resources Revenue Bonds, Series W, (AMBAC)	5.50	12/01/09	3,201,930
1,000,000	California State Economic Recovery, Special Sales Tax Revenue Bonds, Series A, (FGIC)	5.25	07/01/14	1,089,870
3,000,000	California State Economic Recovery, Special Sales Tax Revenue Bonds, Series B	5.00	07/01/23	3,052,830
750,000	California State General Obligation Bonds	6.25	04/01/08	787,373

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$3,000,000	California State General Obligation Bonds	5.00%	02/01/11	$3,158,460
750,000	California State General Obligation Bonds, (MBIA)	7.50	10/01/07	793,260
1,000,000	California State University Systemwide Revenue Bonds, Series A, (AMBAC)	5.00	11/01/12	1,074,000
1,000,000	California Statewide Communities Development Authority Revenue Bonds, California Endowment	5.00	07/01/13	1,072,650
1,000,000	Central Valley, California, School District Financing Authority Revenue Bonds, Series A, (MBIA)	6.15	08/01/09	1,078,460
1,000,000	Contra Costa, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (FGIC)	6.00	03/01/08	1,046,220
750,000	East Bay, California, Regional Park District Authority General Obligation Bonds	5.00	09/01/07	765,690
975,000	Foothill- De Anza, California, Community College District General Obligation Bonds, (FGIC)	5.00	08/01/14	1,035,655
1,000,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Revenue Bonds, Enhanced-Asset Backed, Series A	5.00	06/01/15	1,002,130
3,500,000	Los Angeles County, California, Metropolitan Transportation Authority Sales Tax Revenue Bonds, Series A, (FSA)	5.25	07/01/10	3,709,369
1,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Power System, Series A, Sub-Series A-1, (MBIA)	5.00	07/01/14	1,070,040

See Notes to Financial Statements.

21

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

California Short-Intermediate Term Tax-Exempt Income Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Los Angeles, California, General Obligation Bonds, Series A, (MBIA)	4.00%	09/01/13	$1,013,420
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, (FGIC)	5.00	02/01/13	1,072,090
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, Series A, (FSA)	5.00	02/01/10	1,051,720
3,000,000	Los Angeles, California, Waste Water System Revenue Bonds, Series B, (MBIA)	5.00	06/01/10	3,167,730
1,000,000	Metropolitan Water District of Southern California, General Obligation Bonds, Series A	3.00	03/01/08	987,190
960,000	Metropolitan Water District of Southern California, Revenue Bonds	5.75	07/01/09	1,023,110
975,000	Modesto, California, Irrigation District Financing Authority Revenue Bonds, Series A, (MBIA)	5.45	10/01/07	1,004,026
1,000,000	Moulton-Niguel, California, Water District General Obligation Bonds, (AMBAC)	4.00	09/01/10	1,017,770
1,000,000	Napa County, California, Flood Protection & Watershed Improvement Authority, General Obligation Bonds, (AMBAC)	4.50	06/15/12	1,043,880
1,100,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 1st Senior, (AMBAC)	6.00	02/15/08	1,149,687
1,000,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 2nd Senior, (FGIC)	6.00	02/15/07	1,021,750

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Oxnard, California, Wastewater District Financing Authority Revenue Bonds, (FGIC)	3.50%	06/01/09	$999,670
1,000,000	Rancho, California, Water District Financing Authority Revenue Bonds, Series A, (FSA)	5.50	08/01/10	1,077,030
1,000,000	San Diego County, California, Certificates of Participation, (AMBAC)	5.00	11/01/11	1,066,970
1,000,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, (FGIC)	5.20	05/15/13	1,012,110
1,000,000	San Diego, California, Public Facilities Financing Authority Water Revenue Bonds, (MBIA)	5.00	08/01/11	1,066,710
1,000,000	San Francisco, California, City & County General Obligation Bonds, (FSA)	5.00	06/15/08	1,031,800
1,000,000	San Francisco, California, City & County Public Utilities Communication Clean Water Revenue Bond, (MBIA)	5.00	10/01/13	1,070,510
3,000,000	San Francisco, California, State Building Authority Lease Revenue Bonds, California State & San Francisco Civic Center, Series A	5.00	12/01/12	3,173,640
1,000,000	San Mateo, Foster City, California, School Facilities Financing Authority Revenue Bond, (FSA)	4.00	08/15/12	1,015,690
1,075,000	Santa Clara County, California, Financing Authority Lease Revenue Bonds, Multiple Facilities Project, Series A, (AMBAC)	4.50	05/15/12	1,098,919

See Notes to Financial Statements.

22

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

California Short-Intermediate Term Tax-Exempt Income Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series A, (MBIA)	5.25%	07/01/09	$1,045,910
1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series B, (FSA)	4.25	07/01/11	1,030,250

	TOTAL TAX-EXEMPT SECURITIES (Cost $56,177,671)			55,898,379

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 9.58%
2,000,000	Riverside, California, Water Revenue Bonds, (FGIC) (Prerefunded 10/01/11 @ 101)	5.00	10/01/26	2,147,520
1,000,000	Sacramento, California, City Financing Authority Revenue Bonds, City Hall, Series A, (FSA) (Prerefunded 12/01/12 @ 100)	5.25	12/01/17	1,087,580
3,000,000	San Diego County, California, Water Authority Certificates of Participation, Series A, (FGIC) (Prerefunded 05/01/08 @ 101)	5.00	05/01/14	3,118,860

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $6,426,929)			6,353,960

Shares
REGISTERED INVESTMENT COMPANIES — 3.11%
1,175,133	BlackRock California Money Fund			$1,175,133
891,058	Federated California Money Fund			891,058

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $2,066,191)			2,066,191

		Value
TOTAL INVESTMENTS (Cost $66,020,791)(b)	98.97%	$65,668,530
OTHER ASSETS IN EXCESS OF LIABILITIES	1.03	686,633

NET ASSETS	100.00%	$66,355,163

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$192,808	$(545,069)	$(352,261)

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2006, approximately 12% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2006, approximately, 96% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

See Notes to Financial Statements.

23

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

California Short-Intermediate Term Tax-Exempt Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	60.50%	$40,141,812
General Obligation Bonds	22.14	14,689,597
Prerefunded .	9.58	6,353,960
Registered Investment Companies	3.11	2,066,191
Backed by Letter of Credit	2.03	1,350,000
Certificates of Participation	1.61	1,066,970

Total Investments	98.97%	$65,668,530
Other Assets in Excess of Liabilities	1.03	686,633

Net Assets	100.00%	$66,355,163

See Notes to Financial Statements.

24

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 0.10%
$ 294,473	CIT RV Trust, 1999-A A4	6.16%	06/15/13	$294,413

	TOTAL ASSET BACKED SECURITIES (Cost $288,434)			294,413

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.02%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 8.61%
2,295,956	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(a)	4.46	12/25/34	2,243,580
2,192,522	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	2,152,184
1,409,477	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	1,395,569
7,158,083	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.80	08/25/34	7,005,424
9,127,959	JP Morgan Mortgage Trust, 2005-A6 1A1(a)	5.15	09/25/35	9,008,474
2,657,887	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	2,578,087

				24,383,318

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 3.03%
5,208,627	1602 PH	6.00	04/15/23	5,220,472
3,296,147	2333 UZ	6.50	07/15/31	3,347,404

				8,567,876

	FEDERAL NATIONAL MORTGAGE ASSOCIATION— 0.50%
1,430,000	2003-17 QT	5.00	08/25/27	1,404,289

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.88%
2,450,621	2005-25 B	6.21	03/16/21	2,486,037

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $37,574,710)			36,841,520

Principal Amount		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.54%
$ 1,477,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76%	11/10/39	$1,400,650
3,705,581	Chase Commercial Mortgage Securities Corp., 1997-2 D	6.60	12/19/29	3,771,967
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	1,016,760
1,689,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	1,659,529
2,000,000	Morgan Stanley Capital I, 1997-C1F(b)	6.85	02/15/20	2,010,911
3,601,000	Morgan Stanley Capital I, 1999-WF1 B	6.32	11/15/31	3,675,836
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33	3,384,305
1,969,034	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06	1,965,698
773,095	Mortgage Capital Funding, Inc., 1996-MC2 D	7.26	12/21/26	776,091
3,061,000	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	3,137,019
2,521,000	Nomura Asset Securities Corp., 1998-D6 A4(a)	6.92	03/15/30	2,828,507
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,463,240
2,305,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	2,282,884
10,000,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5(a)(c)	5.09	07/15/42	9,775,846

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $41,540,424)			41,149,243

See Notes to Financial Statements.

25

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — 15.06%
$ 1,115,000	America Movil S.A. de C.V.	5.50%	03/01/14	$1,068,607
2,000,000	Bank One Corp.	7.88	08/01/10	2,180,832
3,005,000	Bottling Group llc	5.50	04/01/16	2,966,407
700,000	British Telecommunications plc	8.88	12/15/30	895,497
2,800,000	Cisco Systems, Inc.	5.50	02/22/16	2,757,941
1,081,000	CIT Group, Inc.	5.88	10/15/08	1,093,756
2,000,000	Citigroup, INC.	4.25	07/29/09	1,937,164
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,490,246
2,000,000	Comcast Cable Communications	6.75	01/30/11	2,079,016
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,504,655
600,000	Entergy Gulf States	5.70	06/01/15	575,122
1,000,000	Ford Motor Credit Co.	8.63	11/01/10	958,056
2,773,000	Household Finance Corp.	8.00	07/15/10	3,025,750
1,437,000	International Lease Finance Corp.	4.50	05/01/08	1,412,935
250,000	Iron Mountain, Inc.	8.63	04/01/13	260,000
2,881,000	Merrill Lynch & Co. MTN	5.00	02/03/14	2,762,940
2,800,000	Morgan Stanley	4.75	04/01/14	2,612,380
2,000,000	Morgan Stanley Dean Witter	6.75	04/15/11	2,105,300
1,690,000	Oracle Corp./ Ozark Holdings(b)	5.25	01/15/16	1,621,205
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,389,778
627,000	PSEG Energy Holdings, Inc.	8.63	02/15/08	653,648
2,000,000	RBS Capital Trust III(a)	5.51	09/29/49	1,929,116
1,596,000	Sprint Capital Corp.	8.38	03/15/12	1,803,320
1,153,000	Time Warner Cos., Inc.	7.25	10/15/17	1,233,772
1,441,000	Wal-Mart Stores	4.13	02/15/11	1,364,284
950,000	Xerox Corp.	6.40	03/15/16	942,875

	TOTAL CORPORATE BONDS (Cost $42,975,196)			42,624,602

TAX-EXEMPT SECURITIES — 1.31%
3,600,000	University of Texas Revenue Bonds, Series B	5.00	08/15/33	3,702,456

	TOTAL TAX-EXEMPT SECURITIES (Cost $3,691,406)			3,702,456

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY BONDS & NOTES — 1.83%
	FANNIE MAE (1.83%):
$ 5,000,000	MTN	6.25%	02/01/11	$5,185,515

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $5,341,117)			5,185,515

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 32.03%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 17.14%
10,000,000	TBA	4.50	04/01/21	9,543,751
2,888,445	Pool # A20105	5.00	04/01/34	2,753,346
9,843,702	Pool # A47411	4.50	10/01/35	9,080,373
4,901,581	Pool # A48132	7.00	12/01/35	5,045,327
2,999,380	Pool # C01811	5.00	04/01/34	2,859,092
133,535	Pool # C71221	5.00	09/01/32	127,467
4,887,002	Pool # G01842	4.50	06/01/35	4,508,040
15,004,026	Pool # G18105	5.00	03/01/21	14,624,096

				48,541,492

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 12.51%
11,809,993	Pool # 357824	5.50	06/01/35	11,531,302
1,257,935	Pool # 387203	4.80	01/01/12	1,227,747
1,074,138	Pool # 387204	4.80	01/01/12	1,048,361
3,780,015	Pool # 618322	6.00	12/01/31	3,785,055
4,974,463	Pool # 805386 ARM(a)	4.90	01/01/35	4,920,909
764,261	Pool # 812268	5.50	05/01/35	746,227
911,766	Pool # 820989	5.50	04/01/35	890,251
909,179	Pool # 821567	5.50	06/01/35	887,724
11,234,831	Pool # 829321	4.50	09/01/35	10,367,019

				35,404,595

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.38%
389,975	Pool # 2562	6.00	03/20/28	394,022
596,534	Pool # 267812	8.50	06/15/17	640,097
2,164,434	Pool # 3413	4.50	07/20/33	2,018,927
1,983,052	Pool # 3442	5.00	09/20/33	1,916,383
36,385	Pool # 532751	9.00	08/15/30	39,616
109,246	Pool # 568670	6.50	04/15/32	113,284
300,160	Pool # 780548	8.50	12/15/17	321,070
291,452	Pool # 780865	9.50	11/15/17	318,467
538,300	Pool # 781084	9.00	12/15/17	577,178
390,606	Pool # 80311 ARM(a)	4.50	08/20/29	390,282

				6,729,326

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $91,989,929)			90,675,413

See Notes to Financial Statements.

26

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT SECURITIES — 17.81%
	U.S. TREASURY STRIPS — 4.46%
$ 22,600,000		0.00%	11/15/17	$12,633,174

	U.S. TREASURY INFLATION PROTECTED BONDS — 0.83%
300,000		4.25	01/15/10	379,904
2,000,000		0.88	04/15/10	1,982,919

				2,362,823

	U.S. TREASURY NOTES — 12.52%
7,700,000		3.63	01/15/10	7,381,774
12,000,000		4.50	11/15/10	11,838,720
11,955,000	(c)	7.63	11/15/22	15,346,299
885,000		4.50	02/15/36	830,379

				35,397,172

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $52,096,327)			50,393,169

Shares
REGISTERED INVESTMENT COMPANIES — 2.16%
3,052,268	Dreyfus Government Cash Management Fund			3,052,268
3,052,268	Fidelity U.S. Treasury II Fund			3,052,267

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $6,104,535)			6,104,535

		Value
TOTAL INVESTMENTS (Cost $281,602,078)(d)	97.86%	$276,970,866
OTHER ASSETS IN EXCESS OF LIABILITIES	2.14	6,045,059

NET ASSETS	100.00%	$283,015,925

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $4,648,876 or 1.64% of net assets.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$760,868	$(5,392,080)	$(4,631,212)

ARM—Adjustable Rate Mortgage

llc—limited liability company

MTN—Medium Term Note

plc—public limited company

STRIPS—Separately Traded Registered Interest and Principal Securities

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	51.67%	$146,254,097
Corporate Bonds	15.06	42,624,602
Commercial Mortgage-Backed Securities	14.54	41,149,243
Collateralized Mortgage Obligations	13.02	36,841,520
Registered Investment Companies	2.16	6,104,535
Tax-Exempt Securities	1.31	3,702,456
Asset Backed Securities	0.10	294,413

Total Investments	97.86%	$276,970,866
Other Assets in Excess of Liabilities	2.14	6,045,059

Net Assets	100.00%	$283,015,925

See Notes to Financial Statements.

27

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — 88.98%
	ADVERTISING PERIODICALS — 2.16%
$2,000,000	Dex Media Finance/West	8.50%	08/15/10	$2,115,000
1,000,000	RH Donnelley Finance Corp.(a)	10.88	12/15/12	1,108,750

				3,223,750

	AGRICULTURAL CHEMICALS — 0.96%
1,298,000	Terra Capital, Inc.	11.50	06/01/10	1,434,290

	AUTO – TRUCK PARTS & EQUIPMENT — 0.67%
1,000,000	Tenneco Automotive, Inc.	8.63	11/15/14	1,000,000

	CABLE TV — 1.32%
1,000,000	Charter Communications Holdings II	10.25	09/15/10	982,500
1,000,000	Echostar DBS Corp.(a)	7.13	02/01/16	983,750

				1,966,250

	CASINO HOTELS — 10.25%
1,000,000	Aztar Corp.	7.88	06/15/14	1,082,500
1,000,000	Boyd Gaming Corp.	8.75	04/15/12	1,067,500
2,000,000	Caesars Entertainment, Inc.	8.88	09/15/08	2,140,000
2,000,000	Kerzner International	6.75	10/01/15	2,105,000
2,000,000	MGM Mirage, Inc.	8.50	09/15/10	2,139,999
2,000,000	Poster Financial Group	8.75	12/01/11	2,105,000
1,000,000	Resorts International Hotel and Casino, Inc.	11.50	03/15/09	1,097,500
1,000,000	River Rock Entertainment	9.75	11/01/11	1,080,000
1,000,000	Station Casinos	6.50	02/01/14	988,750
1,500,000	Trump Entertainment Resorts	8.50	06/01/15	1,458,750

				15,264,999

	CELLULAR TELECOM — 2.86%
2,000,000	American Cellular Corp.	10.00	08/01/11	2,170,000
1,000,000	Centennial Cellular Operating Co./Centennial Communications Corp.	10.13	06/15/13	1,092,500
1,000,000	Dobson Communications Corp.	8.88	10/01/13	1,005,000

				4,267,500

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	CHEMICALS – DIVERSIFIED — 3.54%
$2,000,000	Equistar Chemicals L.P./ Equistar Funding Corp.	10.63%	05/01/11	$2,165,000
500,000	Lyondell Chemical Co.	9.50	12/15/08	520,000
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,107,500
1,500,000	Nell AF Sarl(a)	8.38	08/15/15	1,488,750

				5,281,250

	CHEMICALS – PLASTICS — 0.69%
1,000,000	PolyOne Corp.	8.88	05/01/12	1,025,000

	CHEMICALS – SPECIALTY — 1.39%
1,000,000	Johnsondiversey, Inc., Series B	9.63	05/15/12	1,026,250
1,000,000	Tronox Worldwide(a)	9.50	12/01/12	1,050,000

				2,076,250

	COAL — 0.33%
500,000	Massey Energy Co.(a)	6.88	12/15/13	490,000

	COMMERCIAL SERVICES — 2.07%
2,000,000	Iron Mountain, Inc.	8.63	04/01/13	2,080,000
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	1,007,500

				3,087,500

	CONTAINERS – METAL/GLASS — 2.05%
1,000,000	Crown Americas llc/Crown Americas Capital Corp.(a).	7.75	11/15/15	1,037,500
2,000,000	Owens-Illinois, Inc.	7.50	05/15/10	2,025,000

				3,062,500

	CONTAINERS – PAPER/PLASTIC — 2.76%
1,000,000	Graham Packaging Co.	8.50	10/15/12	1,010,000
1,000,000	Pregis Corp.(a)	12.38	10/15/13	1,050,000
2,000,000	Stone Container Corp.	9.75	02/01/11	2,055,000

				4,115,000

	COSMETICS & TOILETRIES — 0.54%
1,000,000	Del Laboratories, Inc.	8.00	02/01/12	810,000

	DISTRIBUTION/WHOLESALE — 1.23%
2,000,000	Nebraska Book Co.	8.63	03/15/12	1,840,000

	ELECTRIC – GENERATION — 1.08%
1,500,000	AES Corp.	9.50	06/01/09	1,616,250

See Notes to Financial Statements.

28

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	FINANCE – AUTO LOANS — 3.98%
$2,000,000	Ford Motor Credit Co.	6.50%	01/25/07	$1,992,344
2,000,000	General Motors Acceptance Corp.	6.13	02/01/07	1,969,126
2,000,000	General Motors Acceptance Corp.	7.75	01/19/10	1,950,022

				5,911,492

	FOOD – MISCELLANEOUS AND DIVERSIFIED — 0.71%
1,000,000	Del Monte Corp.	8.63	12/15/12	1,056,250

	FORESTRY — 0.61%
1,500,000	Tembec Industries, Inc.	8.63	06/30/09	903,750

	FUNERAL SERVICES & RELATED ITEMS — 1.02%
1,500,000	Service Corp. International(a)	7.50	06/15/17	1,526,250

	GAS – DISTRIBUTION — 1.39%
2,000,000	SEMCO Energy, Inc.	7.75	05/15/13	2,072,824

	HEAVY CONSTRUCTION EQUIPMENT RENTAL — 0.35%
500,000	Ahern Rentals, Inc.(b)	9.25	08/15/13	521,250

	HOME FURNISHINGS — 2.70%
2,000,000	Sealy Mattress Co.	8.25	06/15/14	2,090,000
2,000,000	Simmons Co.	7.88	01/15/14	1,935,000

				4,025,000

	INDEPENDENT POWER PRODUCER — 0.68%
1,000,000	NRG Energy, Inc.	7.25	02/01/14	1,016,250

	LIFE/HEALTH INSURANCE — 1.35%
2,000,000	Americo Life, Inc.(a)	7.88	05/01/13	2,015,928

	MACHINERY – FARM — 0.33%
500,000	Case New Holland, Inc.(a)	7.13	03/01/14	493,750

	MACHINERY – GENERAL INDUSTRIAL — 0.68%
1,000,000	The Manitowoc Co., Inc.	7.13	11/01/13	1,020,000

	MEDICAL – HOSPITALS — 1.40%
1,000,000	HCA, Inc.	8.75	09/01/10	1,084,663
1,000,000	IASIS Healthcare llc/ IASIS Capital Corp.	8.75	06/15/14	1,000,000

				2,084,663

	MEDICAL – OUTPATIENT/HOME MEDICAL CARE — 0.61%
1,000,000	Select Medical Corp.	7.63	02/01/15	902,500

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	MEDICAL PRODUCTS — 0.68%
$1,000,000	Encore Medical IHC, Inc.	9.75%	10/01/12	$1,010,000

	MISCELLANEOUS MANUFACTURING — 0.66%
1,000,000	Intertape Polymer US, Inc.	8.50	08/01/14	985,000

	MULTI-LINE INSURANCE — 1.44%
2,128,000	Hanover Insurance Group	7.63	10/15/25	2,150,170

	MULTIMEDIA — 1.30%
2,000,000	Emmis Operating Co.	6.88	05/15/12	1,930,000

	MUSIC — 1.06%
1,600,000	Warner Music Group	7.38	04/15/14	1,584,000

	NON-HAZARDOUS WASTE DISPOSAL — 1.41%
2,000,000	Allied Waste North America	8.88	04/01/08	2,100,000

	OFFICE AUTOMATION & EQUIPMENT — 2.45%
1,000,000	Ikon Office Solutions	7.75	09/15/15	1,032,500
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,035,000
1,500,000	Xerox Corp.	7.63	06/15/13	1,578,750

				3,646,250

	OIL COMPANY – EXPLORATION & PRODUCTION — 1.35%
1,000,000	Chesapeake Energy Corp.	6.50	08/15/17	987,500
1,000,000	Kerr-McGee Corp.	6.95	07/01/24	1,017,288

				2,004,788

	OIL-FIELD SERVICES — 0.33%
500,000	Allis-Chalmers Energy, Inc.(a)	9.00	01/15/14	492,500

	PAPER & RELATED PRODUCTS — 1.20%
1,000,000	Mercer International, Inc.	9.25	02/15/13	890,000
890,000	Norske Skog Canada, Series D	8.63	06/15/11	894,450

				1,784,450

	PHYSICIANS PRACTICE MANAGEMENT — 2.44%
2,000,000	Ameripath, Inc.	10.50	04/01/13	2,110,000
500,000	US Oncology Holdings, Inc.	9.00	08/15/12	517,500
1,000,000	US Oncology Holdings, Inc.(a)(c)	9.26	03/15/15	1,002,500

				3,630,000

See Notes to Financial Statements.

29

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	PIPELINES — 0.67%
$ 500,000	Semgroup L.P.(a)	8.75%	11/15/15	$510,000
500,000	Williams Cos.(a)	6.38	10/01/10	495,000

				1,005,000

	PRIVATE CORRECTIONS — 0.17%
250,000	Corrections Corp. of America	6.75	01/31/14	252,813

	RENTAL AUTO/EQUIPMENT — 2.41%
1,000,000	Neff Rental/ Neff Finance(a)	11.25	06/15/12	1,085,000
2,500,000	United Rentals, Inc.	7.75	11/15/13	2,500,000

				3,585,000

	RESORTS/THEME PARKS — 1.70%
1,500,000	Six Flags, Inc.	9.63	06/01/14	1,511,250
1,000,000	Universal City Florida Holdings(c)	9.43	05/01/10	1,015,000

				2,526,250

	RETAIL – DRUG STORE — 1.59%
1,000,000	Jean Coutu Group, Inc.	8.50	08/01/14	917,500
1,500,000	Rite Aid Corp.(a)	6.13	12/15/08	1,458,750

				2,376,250

	RETAIL – MAJOR DEPARTMENT STORE — 2.53%
1,500,000	JC Penney Co., Inc.	8.00	03/01/10	1,614,870
1,000,000	Neiman Marcus Group, Inc.(a)	9.00	10/15/15	1,057,500
1,000,000	Saks, Inc.	9.88	10/01/11	1,105,000

				3,777,370

	RETAIL – VIDEO RENTAL — 1.17%
2,000,000	Blockbuster, Inc.(a) (c)	10.00	09/01/12	1,750,000

	SATELLITE TELECOM — 1.14%
650,000	Inmarsat Finance plc	7.63	06/30/12	666,250
1,000,000	Intelsat Ltd.	8.63	01/15/15	1,032,500

				1,698,750

	SCHOOLS — 0.96%
1,500,000	Knowledge Learning Center(a)	7.75	02/01/15	1,428,750

	STEEL – PRODUCERS — 2.32%
2,000,000	AK Steel Corp.	7.75	06/15/12	2,022,500
1,298,000	United States Steel, Inc.	10.75	08/01/08	1,427,800

				3,450,300

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	TELEPHONE – INTERGRATED — 8.31%
$2,000,000	Cincinnati Bell, Inc.	8.38%	01/15/14	$2,032,500
2,000,000	Citizens Communications	9.25	05/15/11	2,195,000
649,000	Consolidated Communications Holding	9.75	04/01/12	687,940
1,000,000	Eircom Funding	8.25	08/15/13	1,076,250
2,500,000	Hawaiian Telcom Communication(a)	12.50	05/01/15	2,475,000
777,000	Madison River Capital llc/ Madison River Financial Corp.	13.25	03/01/10	815,850
1,000,000	Qwest Capital Funding	7.75	02/15/31	1,017,500
1,000,000	Qwest Corp.	7.50	06/15/23	1,016,250
1,000,000	Valor Telecom Enterprise	7.75	02/15/15	1,047,500

				12,363,790

	TRANSPORTATION – MARINE — 0.73%
1,000,000	Overseas Shipholding Group	8.75	12/01/13	1,095,000

	TRANSPORTATION – RAIL — 1.25%
1,750,000	Kansas City Southern	9.50	10/01/08	1,868,125

	TOTAL CORPORATE BONDS (Cost $131,097,810)			132,605,002

BANK LOANS — 1.64%
	CASINO HOTELS — 0.96%
1,443,172	Resorts International Holdings llc(c)	12.47	04/26/13	1,435,956

	MISCELLANEOUS MANUFACTURING — 0.68%
1,000,000	IPC Acquistion Corp.(c)	12.09	08/05/12	1,015,000

	TOTAL BANK LOANS (Cost $2,451,766)			2,450,956

Shares
COMMON STOCK — 2.82%
	METAL – ALUMINUM — 2.82%
28,047	Ormet Corp. (a)			4,207,050

	TOTAL COMMON STOCK (Cost $7,704,681)			4,207,050

See Notes to Financial Statements.

30

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY BONDS & NOTES — 5.37%
	FEDERAL HOME LOAN BANK — 5.37%
$8,000,000	Discount Note	4.60%	04/03/06	$7,997,956

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $7,997,956)			7,997,956

TOTAL INVESTMENTS (Cost $149,252,213) (d)	98.81%	$147,260,964
OTHER ASSETS IN EXCESS OF LIABILITIES	1.19	1,774,875

NET ASSETS	100.00%	$149,035,839

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $27,206,728 or 18.26% of net assets.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$2,922,653	$(4,913,902)	$(1,991,249)

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

llc—Limited Liability Company

L.P.—Limited Partnership

Ltd.—Limited

plc—public limited company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	37.97%	$56,588,193
Raw/Intermediate Materials	19.42	28,936,090
Telecommunication	11.85	17,663,790
Health Care	6.14	9,153,413
Industrials	5.97	8,901,563
U.S. Government & Agency Obligations	5.37	7,997,956
Financials	2.79	4,166,097
Energy	2.69	4,003,538
Utilities	2.48	3,689,074
Technology	2.20	3,280,000
Consumer Staples	1.25	1,866,250
Information Technology	0.68	1,015,000

Total Investments	98.81%	$147,260,964
Other Assets in Excess of Liabilities	1.19	1,774,875

Net Assets	100.00%	$149,035,839

See Notes to Financial Statements.

31

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Bond Fund

Principal Amount		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 3.48%
$2,000,000	Capital One Master Trust, 2001-6 C(a)	6.70%	06/15/11	$2,054,376
346,368	Chase Funding Mortgage Loan Asset Backed Certificates, 2003-3 2A2(b)	5.09	04/25/33	347,062
8,725,000	Citibank Credit Card Issuance Trust, 2003-A4, A4(b)	5.00	03/20/09	8,728,719
4,092,323	JP Morgan Mortgage Acquisition Corp., 2006-HE1 A2(b)	4.65	05/25/28	4,092,292

	TOTAL ASSET BACKED SECURITIES (Cost $15,330,187)			15,222,449

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.89%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 4.26%
1,513,379	Bank of America Mortgage Securities, 2003-A 2A1	3.98	02/25/33	1,490,737
3,277,663	Bear Stearns ARM, 2004-1 11A3(b)	3.41	04/25/34	3,255,865
4,062,793	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	4,022,703
462,597	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.80	08/25/34	452,731
3,322,000	Washington Mutual, 2005-AR5 A3(b)	4.68	05/25/35	3,261,078
2,537,841	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1(b)	3.99	12/25/34	2,461,645
3,724,427	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	4.55	02/25/35	3,632,429

				18,577,188

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 1.01%
389,488	2386 QH	6.50	10/15/30	389,402
4,152,050	R001 AE	4.38	04/15/15	4,039,482

				4,428,884

Principal Amount		Rate	Maturity Date	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 2.80%
$9,000,000	1997-M5 C	6.74%	08/25/07	$9,115,044
3,200,000	2003-17 QT	5.00	08/25/27	3,142,465

				12,257,509

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.82%
2,800,000	2005-10 MW	4.67	09/16/25	2,685,214
2,925,000	2005-14 B	4.48	08/16/32	2,792,633
2,555,000	2006-8 A(b)	3.94	08/16/25	2,467,785

				7,945,632

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,084,637)			43,209,213

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.70%
2,000,000	Commercial Mortgage Asset Trust, 1999-C1 B	7.23	01/17/32	2,208,046
3,556,000	Commercial Mortgage Asset Trust, 1999-C2 C	7.80	11/17/32	4,072,543
3,325,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CP5 G(a)(b)	5.88	12/15/35	3,338,801
3,137,747	DLJ Mortgage Acceptance Corp., 1997-CF2 A1B(a)	6.82	10/15/30	3,180,216
3,900,000	GMAC Commercial Mortgage Securities, Inc., 1999-C1 C	6.59	05/15/33	4,018,171
7,197,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-CB12 AJ(b)	4.99	09/12/37	6,834,332
4,500,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A4	4.74	07/15/42	4,225,403
5,430,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AJ(b)	5.30	12/15/44	5,314,536
1,466,011	LB-UBS Commercial Mortgage Trust, 2001-C2 A1	6.27	06/15/20	1,493,903
3,085,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	2,956,066

See Notes to Financial Statements.

32

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$3,104,000	Morgan Stanley Dean Witter Capital I, 2005-HQ5 A4	5.17%	01/14/42	$3,015,273
1,476,776	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06	1,474,274
3,410,000	Nomura Asset Securities Corp., 1998-D6 A1B	6.59	03/15/30	3,489,008
4,025,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.92	03/15/30	4,515,962
1,435,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	1,497,217
6,525,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	6,275,380
4,775,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	4,729,185
6,150,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A6A(b)	5.11	07/15/42	6,000,581

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $70,568,316)			68,638,897

CORPORATE BONDS — 24.26%
2,300,000	Allstate Corp.	5.00	08/15/14	2,214,454
1,720,000	America Movil S.A. de C.V.	5.50	03/01/14	1,648,434
5,270,000	Bottling Group llc	5.50	04/01/16	5,202,317
4,155,000	Caterpillar Financial Services Corp. MTN	2.35	09/15/06	4,103,237
500,000	Cincinnati Bell, Inc.	8.38	01/15/14	508,125
3,845,000	Cisco Systems, Inc.	5.50	02/22/16	3,787,244
2,570,000	Cit Group, Inc.	5.00	02/01/15	2,427,992
1,670,000	Comcast Cable Communications	6.75	01/30/11	1,735,978
1,835,000	Credit Suisse First Boston (USA), Inc.	3.88	01/15/09	1,766,142
2,991,353	CVS Lease Pass Through Trust(a)	5.88	01/10/28	2,892,997
2,040,000	DaimlerChrysler NA Holding Corp.	4.05	06/04/08	1,976,764
4,000,000	Diageo Capital plc	4.38	05/03/10	3,840,012
3,000,000	Dominion Resources, Inc., Series B(b)	4.82	09/28/07	3,002,571

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
$1,170,000	Entergy Gulf States	5.70%	06/01/15	$1,121,487
1,400,000	Ford Motor Credit Co.	5.80	01/12/09	1,278,560
2,635,821	Hainan Airways(b)	4.91	12/15/07	2,635,821
5,645,000	Household Finance Corp.	8.00	07/15/10	6,159,525
5,500,000	International Lease Finance Corp.	4.75	01/13/12	5,249,371
500,000	Iron Mountain, Inc.	8.63	04/01/13	520,000
5,000,000	JP Morgan Chase & Co.	5.15	10/01/15	4,784,650
3,435,000	Legg Mason, Inc.	6.75	07/02/08	3,533,437
5,000,000	Lehman Brothers Holdings, Inc.	4.25	01/27/10	4,788,065
1,555,000	Limited Brands, Inc.	5.25	11/01/14	1,448,039
3,150,000	Morgan Stanley	4.75	04/01/14	2,938,928
2,000,000	Nationwide Life Global Funding, Inc.(a)	5.35	02/15/07	2,000,328
1,955,000	Nisource Finance Corp.	7.88	11/15/10	2,120,600
2,275,000	Oracle Corp./Ozark Holdings(a)	5.25	01/15/16	2,182,392
3,000,000	RBS Capital Trust III(b)(c)	5.51	09/29/49	2,893,674
1,425,000	Sprint Capital Corp.	8.38	03/15/12	1,610,108
1,750,000	Susquehanna Bancshares, Inc.	6.05	11/01/12	1,767,750
2,260,000	TCI Communications, Inc.	9.80	02/01/12	2,663,225
1,915,000	Telefonos de Mexico S.A.	4.50	11/19/08	1,862,087
4,185,000	Textron Financial Corp. MTN(b)	5.87	04/24/06	4,187,942
2,415,000	Time Warner, Inc.	9.15	02/01/23	2,903,738
2,660,000	Virginia Electric Power(d)	5.40	01/15/16	2,559,694
5,075,000	Wachovia Corp.	3.50	08/15/08	4,885,392
1,555,000	Wachovia Corp.	5.25	08/01/14	1,509,008
1,000,000	Xerox Corp.	6.40	03/15/16	992,500
2,400,000	Zions Bancorp	5.50	11/16/15	2,341,471

	TOTAL CORPORATE BONDS (Cost $108,134,809)			106,044,059

U.S. GOVERNMENT AGENCY BONDS & NOTES — 12.16%
	FANNIE MAE — 2.78%
11,330,000		7.25	01/15/10	12,139,596

	FEDERAL HOME LOAN BANK — 6.04%
12,850,000	(e)	0.00	04/26/06	12,810,118
5,000,000		4.57	10/17/08	4,942,435
8,700,000		5.19	02/22/10	8,646,834

				26,399,387

	FREDDIE MAC — 3.34%
5,845,000		3.00	09/29/06	5,783,177
3,355,000		5.13	07/15/12	3,344,422

See Notes to Financial Statements.

33

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY BONDS & NOTES — (continued)
	FREDDIE MAC — (continued)
$ 5,700,000		5.30%	05/12/20	$5,411,711
50,000	MTN	2.85	01/05/07	49,160

				14,588,470

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $53,909,369)			53,127,453

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 12.50%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 4.24%
19,500,000	TBA	5.00	04/15/21	18,549,375

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 5.86%
2,630,000	Pool # 385538	4.79	11/01/12	2,536,617
808,426	Pool # 545290	7.50	10/01/16	845,832
235,267	Pool # 577218	6.00	04/01/31	235,581
3,321	Pool # 578823	5.50	04/01/31	3,252
1,574,378	Pool # 624250	6.00	01/01/17	1,596,405
202,548	Pool # 625797	6.00	01/01/17	205,381
3,191,218	Pool # 704372 ARM(b)	4.51	05/01/33	3,130,086
883,265	Pool # 709693	5.50	06/01/28	865,811
597,168	Pool # 709698	5.50	06/01/33	584,072
6,320,112	Pool # 805386 ARM(b)	4.90	01/01/35	6,252,071
2,960,846	Pool # 811528	5.00	11/01/20	2,887,826
6,652,910	Pool # 831192	5.00	11/01/20	6,486,528

				25,629,462

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.40%
20,310	Pool # 195801	8.50	01/15/17	21,793
9,270	Pool # 195833	8.50	04/15/17	9,947
2,951,242	Pool # 3319	5.00	12/20/32	2,852,197
2,146	Pool # 334299	8.00	05/15/23	2,296
3,595,149	Pool # 3442	5.00	09/20/33	3,474,282
339,769	Pool # 367412	6.00	11/15/23	344,204
1,515,495	Pool # 604726	4.50	10/15/33	1,427,815
2,481,009	Pool # 608288	4.50	09/15/33	2,337,469

				10,470,003

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $55,677,548)			54,648,840

U.S. GOVERNMENT SECURITIES — 18.57%
	U.S. TREASURY BILL — 4.11%
18,000,000	(e)	0.00	04/13/06	17,971,530

	U.S. TREASURY STRIPS — 0.73%
4,890,000		0.00	11/15/14	3,203,292

	U.S. TREASURY INFLATION PROTECTED BONDS — 2.11%
9,000,000		2.00	07/15/14	9,233,973

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES — 11.62%
$ 5,800,000		3.00%	02/15/08	$5,610,369
7,130,000		3.13	04/15/09	6,791,325
28,200,000	(d)	5.00	02/15/11	28,428,985
9,720,000		4.25	11/15/14	9,290,191
670,000		4.25	08/15/15	638,255

				50,759,125

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $82,519,080)			81,167,920

Shares
REGISTERED INVESTMENT COMPANIES — 7.38%
16,121,745	Dreyfus Government Cash Management Fund			16,121,745
16,121,745	Fidelity U.S. Treasury II Fund			16,121,744

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $32,243,489)			32,243,489

TOTAL INVESTMENTS (Cost $462,467,435) (f)	103.94%	$454,302,320
LIABILITIES IN EXCESS OF OTHER ASSETS	(3.94)	(17,229,614)

NET ASSETS	100.00%	$437,072,706

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $15,649,110 or 3.58% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	Zero-Coupon Security
(f)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$848,180	$(9,013,295)	$(8,165,115)

ARM—Adjustable Rate Mortgage

MTN—Medium Term Note

plc—Public Limited Company

llc—Limited Liability Company

STRIPS—Separately Traded Registered Interest and Principal Securities

See Notes to Financial Statements.

34

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Bond Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	43.23%	$188,944,213
Corporate Bonds	24.26	106,044,059
Commercial Mortgage-Backed Securities	15.70	68,638,897
Collateralized Mortgage Obligations	9.89	43,209,213
Registered Investment Companies	7.38	32,243,489
Asset Backed Securities	3.48	15,222,449

Total Investments.	103.94%	$454,302,320
Liabilities in Excess of Other Assets	(3.94)	(17,229,614)

Net Assets	100.00%	$437,072,706

See Notes to Financial Statements.

35

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 3.61%
$6,300,000	Tulsa County, Oklahoma, Industrial Authority Health Care Revenue Bonds, St. Francis Health System, Series B(a)	3.33%	12/15/27	$6,300,000
6,425,000	West Virginia State Hospital Finance Authority Revenue Bonds, Series B, (AMBAC)(a)	3.30	09/01/32	6,425,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $12,725,000)			12,725,000

TAX-EXEMPT SECURITIES — 86.91%
4,740,000	California State, General Obligation Bonds	5.00	06/01/08	4,873,241
10,000,000	California State, General Obligation Bonds,	5.00	05/01/13	10,623,100
5,000,000	California State, General Obligation Bonds	5.00	08/01/21	5,223,200
10,000,000	Colorado Springs, Colorado, Utilities Revenue Bonds, Series A	5.25	11/15/10	10,659,900
5,000,000	Cook County, Illinois, General Obligation Bonds, Series A, (AMBAC)	5.00	11/15/23	5,246,650
10,000,000	Dallas, Texas, Water Works & Sewer System Revenue Bonds, (FSA)	5.38	10/01/12	10,880,200
2,820,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (FSA)(b)	5.00	07/01/14	3,001,157
6,200,000	Fairfax County, Virginia, Refunding & Public Improvements General Obligation Bonds, Series A	5.25	04/01/08	6,404,290

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Florida State Division Board Finance Department, General Services Revenue Bonds, Department of Environmental Protection—Preservation 2000, Series A, (FSA)(b)	6.00%	07/01/13	$11,292,500
12,400,000	Fresno, California, Sewer Revenue Bonds, Series A-1, (AMBAC)(b)	5.25	09/01/19	13,649,796
5,535,000	Garland, Texas, Independent School District General Obligation Bonds, Series A, (PSF-GTD)	5.00	02/15/24	5,738,522
10,000,000	Hawaii State General Obligation Bonds, Series CY, (FSA)	5.50	02/01/12	10,836,400
10,000,000	Illinois State Sales Tax Revenue Bonds, First Series, (FSA)	5.25	06/15/13	10,793,600
10,000,000	Jefferson County, Colorado, School District General Obligation Bonds, (MBIA)(b)	6.50	12/15/11	11,397,600
10,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Series B, (MBIA)	5.00	07/01/13	10,746,100
6,070,000	Los Angeles, California, Unified School District General Obligation Bonds, Election of 2004, Series F, (FGIC)	5.00	07/01/18	6,491,197
10,000,000	Michigan State Building Authority Revenue Bonds, Facilities Program, Series I, (FSA)	5.25	10/15/14	10,785,300
5,720,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Sales Tax Revenue, Series B	5.00	11/15/14	6,095,747

See Notes to Financial Statements.

36

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$10,000,000	New Jersey State General Obligation Bonds, Series D	6.00%	02/15/11	$10,986,200
10,000,000	New Jersey State Transportation Corporation Certificate Participation, Federal Transportation Administration Grants, Series A, (FGIC)	5.00	09/15/19	10,483,000
12,000,000	New York City, New York, General Obligation Bonds, Series G	5.00	12/01/21	12,477,840
10,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38	06/15/16	10,769,900
10,000,000	New York State Dormitory Authority Revenue Bonds, State University Educational Facilities, Series B, (FSA)	5.25	05/15/11	10,705,800
3,000,000	New York State Thruway Authority Revenue Bonds, Highway & Bridge Trust Fund, Series B, (FSA)	5.00	04/01/15	3,212,940
9,735,000	Oklahoma State Capitol Improvement Authority Revenue Bonds, State Facilities, Higher Education Projects, Series F, (AMBAC)	5.00	07/01/22	10,287,461
10,000,000	Oklahoma State Capitol Improvement Authority Revenue Bonds, State Facilities, Higher Education Projects, Series F, (AMBAC)	5.00	07/01/23	10,544,000

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Phoenix, Arizona, Civic Improvement Corporation Revenue Bonds, Water Systems, Junior Lien, (MBIA)	5.00%	07/01/20	$10,567,500
7,500,000	Port Authority of New York & New Jersey, Construction Revenue Bonds, One Hundred Forty-Second Street Project	5.00	07/15/16	7,995,225
8,000,000	San Antonio, Texas, Electric & Gas Revenue Bonds, Series A	5.25	02/01/16	8,370,400
5,000,000	South Carolina State Highway General Obligation Bonds, Series B	5.00	04/01/16	5,279,050
10,000,000	South Carolina State Public Services Authority Revenue Bonds, Series A, (FSA)	5.50	01/01/11	10,761,700
7,050,000	South Carolina Transportation Infrastructure Revenue Bonds, Series A, (AMBAC)	5.00	10/01/15	7,602,086
4,815,000	Texas State Public Finance Authority General Obligation Bonds, Series A	5.00	10/01/23	5,019,445
6,000,000	Triborough Bridge & Tunnel Authority, New York, Highway Revenue Bonds, Series B	5.00	11/15/20	6,284,880
10,000,000	Washington State Various Purposes General Obligation Bonds, Series R-03-A, (MBIA)	5.00	01/01/18	10,460,700

	TOTAL TAX-EXEMPT SECURITIES (Cost $305,614,852)			306,546,627

See Notes to Financial Statements.

37

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 5.73%
$12,000,000	Chicago, Illinois, Public Improvements General Obligation Bonds, (Prerefunded 01/01/8 @ 102)	5.25%	01/01/27	$12,561,960
7,180,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (Prerefunded 07/01/13 @ 100)	5.00	07/01/14	7,659,552

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $20,361,255)			20,221,512

Shares
REGISTERED INVESTMENT COMPANIES — 0.24%
0	BlackRock Muni Fund(c)			0
838,204	Dreyfus Tax Exempt Cash Fund			838,204

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $838,204)			838,204

TOTAL INVESTMENTS (Cost $339,539,311)(d)	96.49%	$340,331,343
OTHER ASSETS IN EXCESS OF LIABILITIES	3.51	12,364,413

NET ASSETS	100.00%	$352,695,756

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Fractional shares—Amount less than one.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,443,657	$(2,651,625)	$792,032

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund—Guaranteed

SPA—Standby Purchase Agreement

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2006, approximately 6% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

38

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	16.31%	$57,542,332
California	14.63	51,606,635
Texas	8.51	30,008,567
Illinois	8.11	28,602,210
Oklahoma	7.69	27,131,461
South Carolina	6.70	23,642,835
Colorado	6.25	22,057,500
New Jersey	6.09	21,469,200
Michigan	6.08	21,446,009
Florida	3.20	11,292,500
Hawaii	3.07	10,836,400
Arizona	3.00	10,567,500
Washington	2.97	10,460,700
West Virginia	1.82	6,425,000
Virginia	1.82	6,404,290
Registered Investment Companies	0.24	838,204

Total Investments	96.49%	$340,331,343
Other Assets in Excess of Liabilities	3.51	12,364,413

Net Assets	100.00%	$352,695,756

See Notes to Financial Statements.

39

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Long-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 13.39%
$500,000	Clackamas County, Oregon, Hospital Facilities Authority Revenue Bonds, Providence Health System, Series E(a)	3.33%	10/01/33	$500,000
1,500,000	Colorado Springs, Colorado, Utilities Revenue Bonds, Sub Lien, Series A, (SPA: Dexia Credit Local)(a)	3.17	11/01/23	1,500,000
2,500,000	Illinois Health Facilities Authority, Health Care Revenue Bonds, (FSA)(a)	3.33	05/15/29	2,500,000
1,500,000	Moffat County, Colorado, Pollution Control Revenue Bonds, Pacificorp Projects, (AMBAC)(a)	3.14	05/01/13	1,500,000
2,200,000	Ohio State Higher Educational Facilities Revenue Bonds, Case Western Reserve University, (SPA: Landesbank Hessen-Thueringen)(a)	3.13	10/01/31	2,200,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $8,200,000)			8,200,000

TAX-EXEMPT SECURITIES — 63.98%
2,490,000	Burke County, Georgia, Development Authority Pollution Control Revenue Bonds, Georgia Power Company Plant, 1st Series, (FGIC)	4.75	05/01/34	2,494,482
2,065,000	California State, General Obligation Bonds	5.00	08/01/21	2,157,182
2,500,000	Chicago, Illinois, O’Hare International Airport Revenue Bonds, General Airport, Third Lien, Series A, (FGIC)	5.00	01/01/33	2,581,575
3,000,000	Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA)(b)	5.00	06/15/15	3,186,150

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$2,500,000	Detroit, Michigan, City School District General Obligation Bonds, School Building & Improvement, Series A, (FSA)	5.00%	05/01/17	$2,649,500
2,500,000	Indiana Health & Educational Facility Financing Authority Hospital Revenue Bonds, Clarian Health Obligation, Series A	5.00	02/15/39	2,479,900
2,500,000	Jea, Florida, Johns River Power Systems Revenue Bonds, Issue 2, Series 21, (MBIA)	5.00	10/01/20	2,636,950
2,000,000	Johnson City, Tennessee, Health & Educational Facilities Board Hospital Revenue Bonds, Mountain States Health Alliance, Series A	5.50	07/01/36	2,084,100
2,000,000	Massachusetts State Water Resource Authority Revenue Bonds, Series A, (MBIA)	5.00	08/01/23	2,120,660
2,000,000	New York City, New York General Obligation Bonds, Series M	5.00	04/01/22	2,077,740
2,000,000	New York State Environmental Facilities Revenue Bonds, Clean Water & Drinking Revolving Foods, 2nd Resolution	5.00	06/15/26	2,095,700
2,500,000	New York, Sales Tax Asset Receivable Revenue Bonds, Series A, (AMBAC)	5.00	10/15/29	2,614,725
2,500,000	Palm Beach County, Florida, Public Improvement Revenue Bonds, Biomedical Research Park Project, Series A, (AMBAC)	5.00	06/01/23	2,611,900
2,500,000	Port Authority of New York & New Jersey, Construction Revenue Bonds, One Hundred Forty-Second Street Project	5.00	07/15/16	2,665,075

See Notes to Financial Statements.

40

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Long-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$2,500,000	Sherman, Texas, Independent School District General Obligation Bonds, Series A, (PSF-GTD)	5.00%	02/15/26	$2,599,650
2,000,000	Washington State Economic Development Authority Revenue Bonds, Biomedical Research Properties II	5.25	06/01/24	2,138,940

	TOTAL TAX-EXEMPT SECURITIES (Cost $39,282,950)			39,194,229

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 20.37%
3,000,000	Houston, Texas, Water & Sewer System Revenue Bonds, Series A, (FSA) (Prerefunded 12/01/12 @ 100)	5.00	12/01/30	3,182,640
2,500,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25	12/01/14	2,730,425
3,000,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Systems, Series C, (Prerefunded 06/15/13 @ 100)(b)	5.50	06/15/23	3,292,500
3,000,000	Pennsylvania State General Obligation Bonds, 2nd Series, (FSA) (Prerefunded 05/01/12 @ 100)	5.50	05/01/16	3,272,460

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $12,349,082)			12,478,025

Shares	Rate	Maturity Date	Value
REGISTERED INVESTMENT COMPANIES — 0.83%
1	BlackRock Muni Fund		$1
506,636	Dreyfus Tax Exempt Cash Fund		506,636

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $506,637)		506,637

TOTAL INVESTMENTS (Cost $60,338,669) (c)	98.57%	$60,378,891
OTHER ASSETS IN EXCESS OF LIABILITIES	1.43	878,353

NET ASSETS	100.00%	$61,257,244

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$375,723	$(335,501)	$40,222

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Corporation

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund—Guaranteed

SPA—Standby Purchase Agreement

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2006, approximately 20% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

41

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Long-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	19.89%	$12,183,665
Texas	9.44	5,782,290
Florida	8.57	5,248,850
Illinois	8.30	5,081,575
New Jersey	5.37	3,292,500
Pennsylvania	5.34	3,272,460
Nevada	5.20	3,186,150
Colorado	4.90	3,000,000
Michigan	4.33	2,649,500
Georgia	4.07	2,494,482
Indiana	4.05	2,479,900
Ohio	3.59	2,200,000
California	3.52	2,157,182
Washington	3.49	2,138,940
Massachusetts	3.46	2,120,660
Tennessee	3.40	2,084,100
Registered Investment Companies	0.83	506,637
Oregon	0.82	500,000

Total Investments	98.57%	$60,378,891
Other Assets in Excess of Liabilities	1.43	878,353

Net Assets	100.00%	$61,257,244

See Notes to Financial Statements.

42

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2006

New York Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 8.40%
$5,000,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series F, (SPA: ABN AMRO Bank N.V.)(a)	3.16%	11/01/32	$5,000,000
6,000,000	Port Authority of New York & New Jersey, Special Obligation Revenue Bonds, Versatile Structure Obligation, Series 3, (SPA: JP Morgan Chase & Co.)(a)	3.17	06/01/20	6,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $11,000,000)			11,000,000

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 4.04%
5,300,000	New York City, New York, General Obligation Bonds, Sub-Series C5, (Bank of New York)(a)	3.15	08/01/20	5,300,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $5,300,000)			5,300,000

TAX-EXEMPT SECURITIES — 72.93%
2,565,000	Babylon, New York, General Obligation Bonds, (AMBAC)	5.00	01/01/13	2,730,648
7,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FGIC)	5.00	12/01/23	7,369,950
8,500,000	Nassau County, New York, Interim Finance Authority, Sales Tax Revenue Bonds, Series H, (AMBAC)(b)	5.25	11/15/15	9,234,909
5,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38	06/15/16	5,384,950

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$4,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series D	5.13%	06/15/19	$4,243,440
3,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A-1	5.00	11/01/19	3,170,130
5,000,000	New York State Dormitory Authority, New York University Revenue Bonds, Series A, (AMBAC)	5.75	07/01/12	5,539,650
1,015,000	New York State Dormitory Authority, State University Facilities Revenue Bonds, Series A, (FSA)	5.25	05/15/21	1,112,907
6,000,000	New York State Environmental Facilities Revenue Bonds, Municipal Water, Project K	5.00	06/15/12	6,407,400
5,000,000	New York State Local Government Assistance Corporation Revenue Bonds, Series A-1, (FSA)	5.00	04/01/12	5,315,900
6,500,000	New York State Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, (MBIA)	5.00	10/15/22	6,874,205
5,000,000	New York State Thruway Authority, Highway & Bridge Trust Fund Revenue Bonds, Series B, (AMBAC)	5.00	04/01/19	5,310,350
6,000,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series A, (AMBAC)	5.00	03/15/16	6,386,400
2,155,000	New York State Urban Development Corporation Revenue Bonds, (FSA)(b)	5.00	01/01/16	2,309,643

See Notes to Financial Statements.

43

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2006

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$5,035,000	New York State Urban Development Corporation Revenue Bonds, (FSA)	5.00%	01/01/17	$5,368,317
670,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/16	718,441
700,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/17	747,208
700,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/19	744,394
810,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/20	859,426
850,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/21	899,827
895,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/22	943,894
940,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/23	992,104
2,000,000	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series A, (AMBAC)	5.00	07/01/19	2,135,340
5,000,000	Puerto Rico Electric Power Authority Revenue Bonds, Series BB, (MBIA)	6.00	07/01/11	5,525,250
2,425,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/21	2,554,107
2,545,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/22	2,674,490

	TOTAL TAX-EXEMPT SECURITIES (Cost $95,693,018)			95,553,280

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 13.34%
$10,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25%	12/01/14	$10,921,700
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Service Contract, Series 8, (FSA) (Prerefunded 07/01/13 @ 100)	5.38	07/01/21	6,561,000

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $17,879,583)			17,482,700

Shares
REGISTERED INVESTMENT COMPANIES — 0.14%
1	Dreyfus New York Tax Exempt Cash Fund			1
177,293	Provident Institutional New York Money Market Fund			177,293

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $177,294)			177,294

TOTAL INVESTMENTS (Cost $130,049,895)(c)	98.85%	129,513,274
OTHER ASSETS IN EXCESS OF LIABILITIES	1.15	1,512,727

NET ASSETS	100.00%	$131,026,001

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$428,503	$(965,124)	$(536,621)

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

See Notes to Financial Statements.

44

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2006

New York Intermediate-Term Tax-Exempt Fund — (continued)

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2006, approximately 17% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2006, approximately 93% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	75.25%	$98,594,035
Escrowed to Maturity	8.34	10,921,700
General Obligation Bonds	6.07	7,959,245
Prerefunded	5.01	6,561,000
Backed by Letters of Credit.	4.04	5,300,000
Registered Investment Companies	0.14	177,294

Total Investments	98.85%	$129,513,274
Other Assets in Excess of Liabilities	1.15	1,512,727

Net Assets	100.00%	$131,026,001

See Notes to Financial Statements.

45

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Government Securities Fund

Principal Amount		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 5.62%
$4,000,000	Citibank Credit Card Issuance Trust, 2005-A10 A10(a)	4.76%	12/15/10	$4,000,471
1,100,000	Countrywide Asset Backed Certificates, 2005-13 AF2(a)	5.29	04/25/36	1,094,143
5,000,000	Countrywide Asset Backed Certificates, 2005-4 AF3(a)(b)	4.46	10/25/35	4,889,487
3,115,250	Countrywide Home Equity Loan Trust, 2005-G 2A(a)	4.98	12/15/35	3,118,988
6,000,000	Residential Asset Mortgage Products, Inc., 2004-RS6 AI3	4.54	08/25/28	5,967,711

	TOTAL ASSET BACKED SECURITIES (Cost $19,288,354)			19,070,800

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.24%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 8.08%
5,895,480	Bank of America Mortgage Securities, 2004-B 2A2(a)	4.11	03/25/34	5,716,477
3,331,963	Bank of America Mortgage Securities, 2005-J 2A3(a)	5.10	11/25/35	3,294,863
3,786,134	Bear Stearns ARM, 2004-1 11A3(a)	3.41	04/25/34	3,760,954
2,978,622	Bear Stearns ARM, 2004-9 3A1(a)	5.22	09/25/34	2,951,955
3,835,315	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	3,764,754
500,036	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	495,102
2,881,121	IMPAC CMB Trust, 2005-5 A4(a)	5.20	08/25/35	2,862,681
2,622,749	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.80	08/25/34	2,566,815
2,000,000	Washington Mutual Mortgage Securities Corp., 2005-AR5 A2(a)	4.68	05/25/35	1,985,620

				27,399,221

Principal Amount		Rate	Maturity Date	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 6.86%
$ 2,842,393	2608 GK	4.50%	03/15/17	$2,777,544
3,010,824	2743 HA	4.50	11/15/09	2,999,529
3,910,573	2772 YA	3.50	12/15/11	3,891,126
4,839,941	2807 NL	3.50	01/15/15	4,805,112
2,501,972	2808 PA	4.00	09/15/12	2,494,323
6,321,540	2836 TA	5.00	10/15/27	6,308,279

				23,275,913

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 5.07%
7,869,000	1997-M5 C	6.74	08/25/07	7,969,587
3,861,012	2002-89 CA	5.00	04/25/16	3,825,824
3,565,700	2004-1 HA	3.50	03/25/11	3,540,646
1,883,458	2004-W4 A1	2.75	06/25/34	1,867,073

				17,203,130

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.23%
804,830	2005-34 A(a)	3.96	09/16/21	782,113

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,115,844)			68,660,377

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.90%
6,990,000	Chase Commercial Mortgage Securities Corp., 1996-2 C	6.90	11/19/28	7,021,363
5,245,254	Greenwich Capital Commercial Funding Corp., 2004-GG1 A2	3.84	06/10/36	5,127,315
1,795,512	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A1(a)	4.33	07/15/42	1,758,774
2,758,563	Mortgage Capital Funding, Inc., 2005-HQ5 A1	4.52	01/14/42	2,710,513

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $17,447,525)			16,617,965

U.S. GOVERNMENT AGENCY BONDS & NOTES — 13.82%
	FEDERAL HOME LOAN BANK — 9.13%
11,500,000	(b)	3.38	09/14/07	11,229,071
9,425,000	(b)	4.63	02/08/08	9,349,270
2,500,000		3.88	02/15/08	2,446,883
2,480,000		5.19	02/22/10	2,464,845
1,000,000	Discount Note	4.60	04/03/06	999,744
4,470,000	Discount Note	4.51	04/05/06	4,467,203

				30,957,016

See Notes to Financial Statements.

46

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Government Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY BONDS & NOTES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 4.69%
$10,000,000		3.00%	11/22/06	$9,867,361
2,100,000		3.55	01/17/08	2,045,385
4,000,000	Discount Note	4.60	04/05/06	3,997,444

				15,910,190

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $47,406,872)			46,867,206

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 31.49%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 13.42%
1,105,543	Pool # 1B2846 ARM(a)	4.95	04/01/35	1,095,114
4,184,974	Pool # 1G0688(a)	5.82	01/01/36	4,214,817
9,977,785	Pool # 782645 ARM(a)	5.45	02/01/36	9,983,794
4,869,250	Pool # 847248 ARM(a)	3.69	03/01/34	4,844,495
560,353	Pool # C68593	7.00	11/01/28	578,438
9,960,578	Pool # J00617	5.50	12/01/20	9,895,117
15,000,000	TBA	5.50	04/01/21	14,896,875

				45,508,650

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 17.41%
1,184,819	Pool # 253509	7.50	11/01/15	1,239,641
963,456	Pool # 323572	7.50	01/01/29	1,007,166
2,737,817	Pool # 375575	6.60	12/01/07	2,767,424
472,330	Pool # 516210	8.00	08/01/14	499,910
21,836	Pool # 517390	8.00	11/01/11	22,731
468,372	Pool # 535377	8.00	06/01/15	497,148
363,748	Pool # 535981	8.00	01/01/16	386,096
204,824	Pool # 545362 ARM(a)	6.01	12/01/31	206,186
2,144,220	Pool # 634195	7.50	10/01/28	2,241,500
3,986,493	Pool # 693018 ARM(a)	4.40	06/01/33	3,928,866
3,266,250	Pool # 766684 ARM(a)	4.41	03/01/34	3,207,839
4,331,018	Pool # 770870 ARM(a)	4.31	04/01/34	4,250,902
2,928,835	Pool # 780840	4.50	06/01/34	2,874,664
4,281,811	Pool # 784134 ARM(a)	5.44	10/01/35	4,243,359
5,025,582	Pool # 786076 ARM(a)	4.78	07/01/34	4,977,509
7,620,692	Pool # 786423 ARM(a)	4.62	07/01/34	7,519,428
3,948,321	Pool # 805386 ARM(a)	4.90	01/01/35	3,905,814
6,208,597	Pool # 826528	5.00	08/01/20	6,055,480
5,474,502	Pool # 840579	5.00	10/01/20	5,339,489
3,954,053	Pool # 848816	5.00	01/01/21	3,856,538

				59,027,690

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.66%
$ 346,712	Pool # 780240	8.50%	09/15/09	$350,917
71,736	Pool # 780752	8.50	04/15/10	71,796
574,607	Pool # 781036	8.00	10/15/17	608,215
545,485	Pool # 781181	9.00	12/15/09	561,698
165,670	Pool # 80385(a)	4.25	03/20/30	166,498
477,354	Pool # 8378(a)	4.75	07/20/18	479,940

				2,239,064

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $108,201,263)			106,775,404

U.S. GOVERNMENT SECURITIES — 25.74%
	U.S. TREASURY NOTES — 25.74%
4,950,000		4.38	05/15/07	4,923,315
35,000,000		3.88	07/31/07	34,555,674
25,000,000		4.00	09/30/07	24,693,350
11,500,000	(b)	4.25	10/31/07	11,394,879
2,800,000		4.25	11/30/07	2,773,204
9,000,000		4.63	03/31/08	8,966,250

				87,306,672

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $88,123,384)			87,306,672

Shares
REGISTERED INVESTMENT COMPANIES — 0.30%
514,226	Dreyfus Government Cash Management Fund			514,226
514,228	Fidelity U.S. Treasury II Fund			514,228

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,028,454)			1,028,454

TOTAL INVESTMENTS (Cost $351,611,696)(c)	102.11%	$346,326,878
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.11)	(7,160,064)

NET ASSETS	100.00%	$339,166,814

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$38,103	$(5,322,921)	$(5,284,818)

See Notes to Financial Statements.

47

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Government Securities Fund — (continued)

ARM—Adjustable Rate Mortgage

Discount Note—The rate reported is the discount rate at the time of purchase.

See Notes to Financial Statements.

48

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	71.05%	$240,949,282
Collateralized Mortgage Obligations	20.24	68,660,377
Commercial Mortgage-Backed Securities	4.90	16,617,965
Asset Backed Securities	5.62	19,070,800
Registered Investment Companies	0.30	1,028,454

Total Investments.	102.11%	$346,326,878
Liabilities in Excess of Other Assets	(2.11)	(7,160,064)

Net Assets	100.00%	$339,166,814

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Tax-Exempt Securities Fund

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 30.66%
$6,000,000	Clackamas County, Oregon, Hospital Facilities Authority Revenue Bonds, Providence Health System, Series E(a)	3.33%	10/01/33	$6,000,000
4,695,000	Denver, Colorado, City & County Certificates of Participation, Series C1, (AMBAC) (SPA: JP Morgan Chase Bank)(a)	3.17	12/01/29	4,695,000
2,650,000	Fairfax County, Virginia, Economic Development Authority, Smithsonian Institution Revenue Bonds, Series A, (SPA: Bank of America N.A.)(a)	3.16	12/01/33	2,650,000
6,000,000	Illinois Health Facilities Authority, Health Care Revenue Bonds, (FSA)(a)	3.33	05/15/29	6,000,000
5,000,000	Jackson County, Mississippi, Pollution Control Revenue Bonds, Chevron (USA), Inc. Project(a)	3.15	06/01/23	5,000,000
6,000,000	Kansas State Department of Transportation, Highway Revenue Bonds, Series C2, (SPA: Westdeutche Landesbank AG-Dexia Credit Local)(a)	3.12	09/01/19	6,000,000
6,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series G, (FGIC) (SPA: FGIC-SPI)(a)	3.13	06/15/24	6,000,000
4,500,000	Ohio State General Obligation Bonds, Series B(a)	3.09	03/15/25	4,500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $40,845,000)			40,845,000

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — 57.34%
$6,000,000	California State, General Obligation Bonds	5.00%	06/01/08	$6,168,660
5,000,000	Fairfax County, Virginia, Refunding & Public Improvements General Obligation Bonds, Series A	5.25	04/01/08	5,164,750
3,850,000	Jacksonville, Florida, Electric Authority Revenue Bonds, Series 18	5.00	10/01/08	3,969,812
3,000,000	Jacksonville, Florida, Electric Authority Revenue Bonds, Series 21, (MBIA)	5.00	10/01/11	3,172,260
5,000,000	Maryland State & Local Facilities General Obligation Bonds, Series B(b)	5.25	02/15/11	5,353,150
5,035,000	Memphis, Tennessee, General Obligation Bonds, Series B, (MBIA)	5.00	11/01/08	5,209,060
5,330,000	Multnomah County, Oregon, General Obligation Bonds, (AMBAC)	5.00	08/01/10	5,604,175
7,405,000	New Jersey Economic Development Authority Revenue Bonds, Series F	5.00	06/15/07	7,519,556
1,030,000	New York City, New York, General Obligation Bonds, Series C	5.25	08/01/09	1,076,144
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Series H	5.25	11/15/10	6,348,960
5,000,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, (MBIA-IBC-BNY)	6.00	01/01/11	5,502,200
5,000,000	New York State Urban Development Corporation, Correctional & Youth Facilities Revenue Bonds, Series A	5.25	01/01/21	5,183,950

See Notes to Financial Statements.

49

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Tax-Exempt Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$1,250,000	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series A	5.00%	07/01/11	$1,307,875
3,000,000	Reedy Creek, Florida, Improvement District Utilities Revenue Bonds, Series 2, (MBIA)	5.25	10/01/10	3,190,680
3,995,000	South Carolina Transportation Infrastructure, Bank Revenue Bonds, Series A, (AMBAC)(b)	5.00	10/01/09	4,168,822
7,000,000	Southeastern Virginia Public Services Authority Revenue Bonds, Series A, (MBIA)	5.25	07/01/10	7,435,750

	TOTAL TAX-EXEMPT SECURITIES (Cost $76,898,451)			76,375,804

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 10.55%
4,565,000	Chicago, Illinois, Sales Tax Revenue Bonds, (FGIC) (Prerefunded 01/01/09 @ 101)	5.38	01/01/30	4,812,012
595,000	New Jersey Economic Development Authority Revenue Bonds, Series F (Escrowed to Maturity)	5.00	06/15/07	604,621
4,000,000	Oklahoma State Industrials Authority Revenue Bonds, Series A, (MBIA) (Prerefunded 08/15/09 @ 101)	5.75	08/15/29	4,285,520
4,000,000	University of Washington, Student Facilities Revenue Bonds, (FSA) (Prerefunded 06/01/10 @ 101)	5.75	06/01/25	4,352,160

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $14,195,290)			14,054,313

Shares		Value
REGISTERED INVESTMENT COMPANIES — 0.37%
1	BlackRock Muni Fund	$1
493,725	Dreyfus Tax Exempt Cash Fund	493,725

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $493,726)	493,726

TOTAL INVESTMENTS (Cost $132,432,467)(c)	98.92%	$131,768,843
OTHER ASSETS IN EXCESS OF LIABILITIES	1.08	1,442,636

NET ASSETS	100.00%	$133,211,479

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$—	$(663,624)	$(663,624)

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FGIC-SPI—Financial Guaranty Insurance Corp. Securities Purchase, Inc.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

See Notes to Financial Statements.

50

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Tax-Exempt Securities Fund — (continued)

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31,2006, approximately 11% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	18.10%	$24,111,254
Virginia	11.45	15,250,500
Oregon	8.71	11,604,175
Illinois	8.12	10,812,012
Florida	7.76	10,332,752
New Jersey	6.10	8,124,177
California	4.63	6,168,660
Kansas	4.50	6,000,000
Maryland	4.02	5,353,150
Tennessee	3.91	5,209,060
Mississippi	3.75	5,000,000
Colorado	3.52	4,695,000
Ohio	3.38	4,500,000
Washington	3.27	4,352,160
Oklahoma	3.22	4,285,520
South Carolina	3.13	4,168,822
Puerto Rico	0.98	1,307,875
Registered Investment Companies	0.37	493,726

Total Investments	98.92%	$131,768,843
Other Assets in Excess of Liabilities	1.08	1,442,636

Net Assets	100.00%	$133,211,479

See Notes to Financial Statements.

51

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2006

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund	High Yield Fund	Intermediate- Term Bond Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$66,020,791	$281,602,078	$149,252,213	$462,467,435

Investments, at value (Note 1)	$65,668,530	$276,970,866	$147,260,964	$454,302,320
Cash	—	55,120	67,667	33,814
Interest receivable	876,561	2,035,637	3,099,231	2,983,348
Receivable for investments sold	—	23,572,035	516,729	—
Receivable for fund shares sold	60,929	1,379,977	269,603	1,303,042
Prepaid expenses and other assets	2,369	10,629	7,499	15,058

Total Assets	66,608,389	304,024,264	151,221,693	458,637,582
LIABILITIES:
Payable for dividends declared	175,455	1,033,843	884,504	1,597,063
Payable for investments purchased	—	19,196,094	1,012,500	19,349,492
Payable for fund shares redeemed	21,094	514,125	91,496	247,953
Investment advisory fees payable (Note 2)	—	40,687	72,065	109,191
Administration fees payable (Note 2)	7,389	36,260	19,448	56,080
Distribution and shareholder servicing fees payable (Note 2)	13,184	87,672	33,176	78,041
Directors’/Trustees’ fees and expenses payable (Note 2)	60	213	127	341
Accrued expenses and other payables	36,044	99,445	72,538	126,715

Total Liabilities	253,226	21,008,339	2,185,854	21,564,876

NET ASSETS	$66,355,163	$283,015,925	$149,035,839	$437,072,706

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$492	$2,407	$(691,493)	$(10,852)
Accumulated net realized gain (loss) on investments	214,251	(529,099)	(65,200,572)	(2,171,014)
Unrealized appreciation (depreciation) of investments	(352,261)	(4,631,212)	(1,991,249)	(8,165,115)
Par value (Note 5)	9,273	32,015	330	62,340
Paid in capital in excess of par value	66,483,408	288,141,814	216,918,823	447,357,347

Net Assets	$66,355,163	$283,015,925	$149,035,839	$437,072,706

Net Assets:
Shares	$66,355,163	$281,766,940	$136,990,531	$437,072,706
Institutional Shares	—	1,247,970	12,045,308	—
Retirement Shares	—	1,015	—	—
Shares Outstanding (Note 5):
Shares	9,272,624	31,873,492	30,260,155	62,340,103
Institutional Shares	—	141,213	2,662,208	—
Retirement Shares	—	115	—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding)
Shares	$7.16	$8.84	$4.53	$7.01

Institutional Shares	—	$8.84	$4.52	—

Retirement Shares	—	$8.85 (a)	—	—

See Notes to Financial Statements.

52

Intermediate- Term Tax-Exempt Fund	Long-Term Tax-Exempt Fund	New York Intermediate- Term Tax-Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$339,539,311	$60,338,669	$130,049,895	$351,611,696	$132,432,467

$340,331,343	$60,378,891	$129,513,274	$346,326,878	$131,768,843
—	—	—	1	—
4,653,572	812,796	1,549,914	1,725,250	1,385,315
7,000,767	—	—	14,992,603	—
2,017,361	316,867	425,293	683,733	539,952
13,306	2,428	5,524	16,079	9,907

354,016,349	61,510,982	131,494,005	363,744,544	133,704,017

1,001,757	176,517	335,677	1,178,443	299,445
—	—	—	21,832,087	—
35,774	5,322	1,673	1,208,369	89,611
63,595	12,118	37,810	63,706	16,411
45,275	7,919	16,820	44,028	17,362
77,920	17,926	26,043	113,470	8,529

269	45	97	274	113
96,003	33,891	49,884	137,353	61,067

1,320,593	253,738	468,004	24,577,730	492,538

$352,695,756	$61,257,244	$131,026,001	$339,166,814	$133,211,479

$215	$1,401	$121	$(29,336)	$—

730,630	392,494	(524,525)	(12,499,867)	(2,641,880)

792,032	40,222	(536,621)	(5,284,818)	(663,624)
37,985	6,105	15,332	49,032	18,812
351,134,894	60,817,022	132,071,694	356,931,803	136,498,171

$352,695,756	$61,257,244	$131,026,001	$339,166,814	$133,211,479

$352,695,756	$61,257,244	$131,026,001	$339,166,814	$133,211,479
—	—	—	—	—
—	—	—	—	—

37,985,164	6,105,217	15,331,918	49,032,451	18,812,380
—	—	—	—	—
—	—	—	—	—

$9.29	$10.03	$8.55	$6.92	$7.08

—	—	—	—	—

—	—	—	—	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

53

Excelsior Funds

Statements of Operations

Year Ended March 31, 2006

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund	High Yield Fund	Intermediate- Term Bond Fund
INVESTMENT INCOME:
Interest income	$2,323,264	$11,931,800	$12,974,846	$18,730,659
Dividend income	68,100	363,045	—	741,872

Total Income	2,391,364	12,294,845	12,974,846	19,472,531

EXPENSES:
Investment advisory fees (Note 2)	331,058	1,861,068	1,315,469	1,527,786
Administration fees (Note 2)	99,992	374,736	248,330	659,217
Shareholder servicing fees — Shares (Note 2)	165,477	619,871	373,757	1,090,940
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	—	8	—	—
Legal and audit fees	26,238	21,339	33,451	65,104
Custodian fees	6,955	31,771	8,896	25,083
Transfer agent fees	12,196	115,087	29,777	25,335
Directors’/Trustees’ fees and expenses (Note 2)	2,736	10,076	7,319	18,499
Miscellaneous expenses	38,943	186,792	71,429	104,480

Total Expenses	683,595	3,220,748	2,088,428	3,516,444
Fees waived and reimbursed by:
Investment adviser (Note 2)	(331,058)	(987,738)	(399,394)	(384,019)
Administrator (Note 2)	(21,478)	—	—	—

Net Expenses	331,059	2,233,010	1,689,034	3,132,425

NET INVESTMENT INCOME	2,060,305	10,061,835	11,285,812	16,340,106

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on security transactions	215,226	1,284,930	(4,085,478)	(1,475,445)
Change in unrealized appreciation (depreciation) of investments during the year	(1,292,978)	(7,274,735)	(1,518,767)	(6,389,324)

Net realized and unrealized gain (loss) on investments	(1,077,752)	(5,989,805)	(5,604,245)	(7,864,769)

Net increase in net assets resulting from operations	$982,553	$4,072,030	$5,681,567	$8,475,337

See Notes to Financial Statements.

54

Intermediate- Term Tax-Exempt Fund	Long-Term Tax-Exempt Fund	New York Intermediate- Term Tax-Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$13,143,900	$2,308,647	$4,733,836	$12,821,448	$4,434,469
99,093	34,532	52,315	241,725	72,928

13,242,993	2,343,179	4,786,151	13,063,173	4,507,397

1,239,032	307,592	682,344	1,126,517	526,290
534,627	92,906	206,097	567,094	264,945
884,881	142,536	341,058	938,760	438,376

—	—	—	—	—
48,762	21,469	32,446	52,630	34,917
17,757	5,553	9,426	22,215	9,035
18,704	20,590	13,991	91,998	14,016
14,944	2,522	5,845	16,531	8,573
73,079	32,347	39,538	92,072	48,442

2,831,786	625,515	1,330,745	2,907,817	1,344,594

(530,735)	(133,366)	(238,995)	(474,679)	(292,016)
—	—	—	—	—

2,301,051	492,149	1,091,750	2,433,138	1,052,578

10,941,942	1,851,030	3,694,401	10,630,035	3,454,819

730,630	654,816	(524,525)	(2,723,414)	(2,252,492)

(5,288,523)	(820,799)	(227,681)	503,856	1,341,352

(4,557,893)	(165,983)	(752,206)	(2,219,558)	(911,140)

$6,384,049	$1,685,047	$2,942,195	$8,410,477	$2,543,679

See Notes to Financial Statements.

55

Excelsior Funds

Statements of Changes in Net Assets

	California Short- Intermediate Term Tax- Exempt Income Fund		Core Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net investment income	$2,060,305	$2,022,209	$10,061,835	$10,538,687
Net realized gain (loss) on security transactions	215,226	(311)	1,284,930	3,809,789
Change in unrealized appreciation (depreciation) of investments during the year	(1,292,978)	(1,976,428)	(7,274,735)	(9,984,664)

Net increase in net assets resulting from operations	982,553	45,470	4,072,030	4,363,812

Distributions to shareholders:
From net investment income
Shares	(2,061,472)	(2,021,815)	(10,218,978)	(10,706,658)
Institutional Shares	—	—	(6,254)	—
Retirement Shares	—	—	(38)	(4)
From net realized gain on investments
Shares	—	—	(3,571,500)	(1,392,832)
Institutional Shares	—	—	(13)	—
Retirement Shares	—	—	(13)	—
From tax return of capital
Shares	—	—	—	—
Institutional Shares	—	—	—	—

Total distributions	(2,061,472)	(2,021,815)	(13,796,796)	(12,099,494)

Increase (decrease) in net assets from fund share transactions (Note 5)	4,484,991	(1,968,940)	80,807,705	(49,358,178)

Net increase (decrease) in net assets	3,406,072	(3,945,285)	71,082,939	(57,093,860)

NET ASSETS:
Beginning of year	62,949,091	66,894,376	211,932,986	269,026,846

End of year (1)	$66,355,163	$62,949,091	$283,015,925	$211,932,986

(1) Including undistributed (distributions in excess of) net investment income	$492	$1,659	$2,407	$9,744

See Notes to Financial Statements.

56

High Yield Fund		Intermediate-Term Bond Fund		Intermediate-Term Tax-Exempt Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2006	2005	2006	2005	2006	2005
$11,285,812	$12,382,052	$16,340,106	$13,952,666	$10,941,942	$9,734,186
(4,085,478)	1,684,436	(1,475,445)	1,414,970	730,630	374,010

(1,518,767)	(3,437,364)	(6,389,324)	(14,217,960)	(5,288,523)	(10,001,492)

5,681,567	10,629,124	8,475,337	1,149,676	6,384,049	106,704

(9,681,268)	(10,208,446)	(17,107,462)	(14,239,514)	(10,946,366)	(9,735,305)
(1,002,532)	(1,404,626)	—	—	—	—
—	—	—	—	—	—

—	—	(1,062,921)	(572,247)	(367,682)	(1,550,278)
—	—	—	—	—	—
—	—	—	—	—	—

(325,252)	—	—	—	—	—
(28,599)	—	—	—	—	—

(11,037,651)	(11,613,072)	(18,170,383)	(14,811,761)	(11,314,048)	(11,285,583)

(15,055,145)	(3,685,731)	36,375,391	10,787,119	8,085,957	(26,905,099)

(20,411,229)	(4,669,679)	26,680,345	(2,874,966)	3,155,958	(38,083,978)

169,447,068	174,116,747	410,392,361	413,267,327	349,539,798	387,623,776

$149,035,839	$169,447,068	$437,072,706	$410,392,361	$352,695,756	$349,539,798

$(691,493)	$(1,124,014)	$(10,852)	$108,371	$215	$4,425

See Notes to Financial Statements.

57

Excelsior Funds

Statements of Changes in Net Assets

	Long-Term Tax- Exempt Fund		New York Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net investment income	$1,851,030	$1,807,013	$3,694,401	$3,795,659
Net realized gain (loss) on security transactions	654,816	285,872	(524,525)	2,398,438
Change in unrealized appreciation (depreciation) of investments during the year	(820,799)	(549,586)	(227,681)	(5,684,669)

Net increase (decrease) in net assets resulting from operations	1,685,047	1,543,299	2,942,195	509,428

Distributions to shareholders:
From net investment income
Shares	(1,851,155)	(1,805,611)	(3,697,161)	(3,794,893)
From net realized gain on investments
Shares	—	—	(1,825,117)	(1,466,615)

Total distributions	(1,851,155)	(1,805,611)	(5,522,278)	(5,261,508)

Increase (decrease) in net assets from fund share transactions (Note 5)	(1,393,785)	(9,703,641)	(4,646,822)	(35,102,085)

Net increase (decrease) in net assets	(1,559,893)	(9,965,953)	(7,226,905)	(39,854,165)

NET ASSETS:
Beginning of year	62,817,137	72,783,090	138,252,906	178,107,071

End of year (1)	$61,257,244	$62,817,137	$131,026,001	$138,252,906

(1) Including undistributed (distributions in excess of) net investment income	$1,401	$1,526	$121	$2,760

See Notes to Financial Statements.

58

Short-Term Government Securities Fund		Short-Term Tax-Exempt Securities Fund
Year Ended March 31,		Year Ended March 31,
2006	2005	2006	2005
$10,630,035	$11,334,520	$3,454,819	$3,403,244
(2,723,414)	(3,590,260)	(2,252,492)	(389,388)

503,856	(7,603,787)	1,341,352	(3,435,518)

8,410,477	140,473	2,543,679	(421,662)

(13,063,721)	(13,634,235)	(3,460,145)	(3,408,178)

—	—	—	(50,253)

(13,063,721)	(13,634,235)	(3,460,145)	(3,458,431)

(58,697,749)	(53,206,126)	(104,932,090)	(117,663,509)

(63,350,993)	(66,699,888)	(105,848,556)	(121,543,602)

402,517,807	469,217,695	239,060,035	360,603,637

$339,166,814	$402,517,807	$133,211,479	$239,060,035

$(29,336)	$35,416	$—	$5,326

See Notes to Financial Statements.

59

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gain on Investments	Total Distributions
CALIFORNIA TAX-EXEMPT INCOME FUND
Shares — (10/01/96*)
Year Ended March 31,
2006	$7.27	$0.23	(2)	$(0.11	)(2)	$0.12	$(0.23)		—	$(0.23)
2005	7.49	0.23	(2)	(0.22	)(2)	0.01	(0.23)		—	(0.23)
2004	7.49	0.24		—		0.24	(0.24)		—	(0.24)
2003	7.27	0.25		0.22		0.47	(0.25)		— (3)	(0.25)
2002	7.30	0.26		(0.02)		0.24	(0.26)		$(0.01)	(0.27)
CORE BOND FUND
Shares — (01/09/86*)
Year Ended March 31,
2006	$9.15	$0.37	(2)	$(0.18	)(2)	$0.19	$(0.38)		$(0.12)	$(0.50)
2005	9.43	0.37	(2)	(0.23	)(2)	0.14	(0.37)		(0.05)	(0.42)
2004	9.43	0.38		0.14		0.52	(0.38)		(0.14)	(0.52)
2003	8.95	0.47		0.50		0.97	(0.48)		(0.01)	(0.49)
2002	9.11	0.49		(0.10)		0.39	(0.50)		(0.05)	(0.55)
HIGH YIELD FUND
Shares — (10/31/00*)
Year Ended March 31,
2006	$4.67	$0.31	(2)	$(0.14	)(2)	$0.17	$(0.31	)(4)	—	$(0.31)
2005	4.71	0.34	(2)	(0.08	)(2)	0.26	(0.30)		—	(0.30)
2004	3.99	0.35	(2)	0.71	(2)	1.06	(0.34	)(5)	—	(0.34)
2003	6.20	0.88	(2)	(1.54	)(2)	(0.66)	(1.55	)(6)	—	(1.55)
2002	7.26	1.08		(1.01)		0.07	(1.09)		$(0.04)	(1.13)
INTERMEDIATE-TERM BOND FUND
Shares — (12/31/92*)
Year Ended March 31,
2006	$7.16	$0.27	(2)	$(0.12	)(2)	$0.15	$(0.28)		$(0.02)	$(0.30)
2005	7.40	0.26	(2)	(0.22	)(2)	0.03	(0.26)		(0.01)	(0.27)
2004	7.39	0.26		0.11		0.37	(0.26)		(0.10)	(0.36)
2003	7.10	0.37		0.36		0.73	(0.40)		(0.04)	(0.44)
2002	7.18	0.39		(0.06)		0.33	(0.39)		(0.02)	(0.41)
INTERMEDIATE-TERM TAX-EXEMPT FUND
Shares — (12/03/85*)
Year Ended March 31,
2006	$9.41	$0.29	(2)	$(0.11	)(2)	$0.18	$(0.29)		$(0.01)	$(0.30)
2005	9.69	0.26	(2)	(0.24	)(2)	0.02	(0.26)		(0.04)	(0.30)
2004	9.88	0.26		0.15		0.41	(0.26)		(0.34)	(0.60)
2003	9.39	0.31		0.55		0.86	(0.31)		(0.06)	(0.37)
2002	9.57	0.35		(0.12)		0.23	(0.35)		(0.06)	(0.41)
*	Commencement of operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Includes a tax return of capital of $(0.01).
(5)	Includes a tax return of capital of $(0.08).
(6)	Includes a tax return of capital of $(0.51).

See Notes to Financial Statements.

60

Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7.16	1.60%	$66,355	0.50%	1.03%	3.11%	48%
7.27	0.20%	62,949	0.50%	1.05%	3.18%	10%
7.49	3.19%	66,894	0.50%	0.90%	3.14%	15%
7.49	6.59%	66,194	0.46%	0.50%	3.36%	9%
7.27	3.32%	58,230	0.50%	0.87%	3.55%	4%

$8.84	2.00%	$281,767	0.90%	1.30%	4.05%	95%
9.15	1.55%	211,932	0.90%	1.27%	3.99%	90%
9.43	5.74%	269,027	0.87%	1.11%	4.06%	84%
9.43	11.07%	293,182	0.84%	0.95%	5.10%	120%
8.95	4.34%	247,804	0.87%	1.04%	5.39%	129%

$4.53	3.72%	$136,991	1.05%	1.29%	6.84%	62%
4.67	5.54%	156,139	1.04%	1.30%	6.50%	70%
4.71	27.45%	151,476	1.05%	1.36%	7.79%	170%
3.99	(10.49%)	131,342	1.08%	1.35%	18.06%	153%
6.20	1.27%	172,890	1.03%	1.35%	17.56%	310%

$7.01	2.06%	$437,073	0.72%	0.81%	3.74%	75%
7.16	0.45%	410,392	0.60%	0.81%	3.53%	59%
7.40	5.25%	413,267	0.56%	0.69%	3.56%	85%
7.39	10.50%	404,627	0.53%	0.69%	4.56%	98%
7.10	4.60%	273,267	0.52%	0.69%	5.47%	117%

$9.29	1.93%	$352,696	0.65%	0.80%	3.09%	69%
9.41	0.20%	349,540	0.65%	0.81%	2.69%	0%
9.69	4.19%	387,624	0.56%	0.63%	2.60%	31%
9.88	9.31%	407,102	0.51%	0.59%	3.15%	48%
9.39	2.41%	370,018	0.52%	0.64%	3.67%	67%

See Notes to Financial Statements.

61

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments	Total Distributions
LONG-TERM TAX-EXEMPT FUND
Shares — (02/05/86*)
Year Ended March 31,
2006	$10.07	$0.31	(2)	$(0.04	)(2)	$0.27	$(0.31)	$—	$(0.31)
2005	10.08	0.27	(2)	(0.01	)(2)	0.27	(0.28)	—	(0.28)
2004	9.95	0.26		0.13		0.39	(0.26)	—	(0.26)
2003	9.48	0.29		0.47		0.76	(0.29)	—	(0.29)
2002	9.62	0.36		(0.14)		0.22	(0.36)	—	(0.36)
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
Shares — (05/31/90*)
Year Ended March 31,
2006	$8.71	$0.24	(2)	$(0.04	)(2)	$0.20	$(0.24)	$(0.12)	$(0.36)
2005	8.97	0.22	(2)	(0.17	)(2)	0.05	(0.22)	(0.09)	(0.31)
2004	9.12	0.22		0.14		0.36	(0.22)	(0.29)	(0.51)
2003	8.74	0.27		0.51		0.78	(0.27)	(0.13)	(0.40)
2002	8.83	0.31		(0.09)		0.22	(0.31)	—	(0.31)
SHORT-TERM GOVERNMENT SECURITIES FUND
Shares — (12/31/92*)
Year Ended March 31,
2006	$7.00	$0.20	(2)	$(0.04	)(2)	$0.16	$(0.24)	$—	$(0.24)
2005	7.22	0.18	(2)	0.18	(2)	—	(0.22)	—	(0.22)
2004	7.31	0.16		(0.03)		0.13	(0.20)	(0.02)	(0.22)
2003	7.11	0.26		0.25		0.51	(0.26)	(0.05)	(0.31)
2002	7.09	0.33		0.05		0.38	(0.34)	(0.02)	(0.36)
SHORT-TERM TAX-EXEMPT SECURITIES FUND
Shares — (12/31/92*)
Year Ended March 31,
2006	$7.13	$0.14	(2)	$(0.05	)(2)	$0.09	$(0.14)	$—	$(0.14)
2005	7.22	0.09	(2)	(0.09	)(2)	—	(0.09)	— (3)	(0.09)
2004	7.20	0.08		0.02		0.10	(0.08)	—	(0.08)
2003	7.17	0.12		0.03		0.15	(0.12)	—	(0.12)
2002	7.15	0.20		0.03		0.23	(0.20)	(0.01)	(0.21)
*	Commencement of operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

62

Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investement Income to Average Net Assets	Portfolio Turnover Rate

$10.03	2.64%	$61,257	0.80%	1.02%	3.01%	88%
10.07	2.68%	62,817	0.80%	1.05%	2.74%	87%
10.08	4.01%	72,783	0.73%	0.80%	2.64%	111%
9.95	8.12%	94,965	0.70%	0.77%	2.99%	51%
9.48	2.29%	115,178	0.72%	0.82%	3.66%	35%

$8.55	2.25%	$131,026	0.80%	0.98%	2.71%	83%
8.71	0.52%	138,253	0.80%	0.98%	2.46%	15%
8.97	4.06%	178,107	0.68%	0.73%	2.41%	42%
9.12	8.96%	187,400	0.67%	0.72%	2.96%	43%
8.74	2.54%	178,608	0.67%	0.72%	3.53%	45%

$6.92	2.36%	$339,167	0.65%	0.77%	2.83%	118%
7.00	0.01%	402,518	0.60%	0.79%	2.57%	106%
7.22	1.90%	469,218	0.53%	0.67%	2.26%	231%
7.31	7.27%	499,519	0.49%	0.64%	3.22%	170%
7.11	5.35%	193,780	0.51%	0.61%	4.33%	75%

$7.08	1.33%	$133,211	0.60%	0.77%	1.97%	111%
7.13	(0.01)%	239,060	0.60%	0.76%	1.21%	10%
7.22	1.40%	360,604	0.47%	0.59%	1.12%	99%
7.20	2.04%	291,282	0.46%	0.58%	1.57%	31%
7.17	3.20%	165,690	0.48%	0.55%	2.60%	111%

See Notes to Financial Statements.

63

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) was incorporated under the laws of the State of Maryland on August 8, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies with the exception of California Short-Intermediate Term Tax-Exempt Income Fund (formerly California Tax-Exempt Income Fund), New York Intermediate-Term Tax-Exempt Fund, New York Tax-Exempt Money Fund, Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust currently offer shares in fifteen, seven and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Core Bond Fund (formerly Managed Income Fund), Intermediate-Term Bond Fund (formerly Intermediate-Term Managed Income Fund) and Short-Term Government Securities Fund, portfolios of Excelsior Fund, California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund, portfolios of Excelsior Tax-Exempt Fund, and High Yield Fund, a portfolio of the Trust (each a “Fund”, collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Bond Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Short-Term Government Securities Fund and Short-Term Tax-Exempt Securities Fund offer one class of shares: Shares. The Core Bond Fund offers three classes of shares: Shares, Institutional Shares and Retirement Shares. The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for

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the most recent day such prices were available. Securities for which market quotations are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust.

Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. The third-party pricing agents value debt securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

(b) Concentration of risks:

The High Yield Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the security.

At March 31, 2006, approximately, 96% of the net assets of the California Short-Intermediate Term Tax-Exempt Income Fund is invested in California municipal securities and 93% of the net assets of the New York Intermediate-Term Tax-Exempt Fund is invested in New York municipal securities. Economic changes affecting the states and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

(c) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(d) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

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(e) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(f) Mortgage dollar rolls:

Certain Funds may enter into mortgage dollar rolls (principally in securities referred to as TBA, (see note 1(e)) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation in consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less that the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

(g) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(h) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that is a wholly-owned subsidiary of U.S. Trust Company, N.A. and the Funds were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the Funds

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are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc. (together with NYAMD, the “Advisers”), a wholly-owned subsidiary of USTC-NA. USTC-NA is a wholly-owned subsidiary of US Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	0.50%
Core Bond Fund	0.75%
High Yield Fund	0.80%
Intermediate-Term Bond Fund	0.35%
Intermediate-Term Tax-Exempt Fund	0.35%
Long-Term Tax-Exempt Fund	0.50%
New York Intermediate-Term Tax-Exempt Fund	0.50%
Short-Term Government Securities Fund	0.30%
Short-Term Tax-Exempt Securities Fund	0.30%

UST Advisers, Inc. and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. For the year ended March 31, 2006, administration fees charged to the Funds were as follows:

	Administration Fees	Waiver Administration Fees	Net Administration Fees
California Short-Intermediate Term Tax-Exempt Income Fund	$99,992	$(21,478)	$78,514
Core Bond Fund	374,736	—	374,736
High Yield Fund	248,330	—	248,330
Intermediate-Term Bond Fund	659,217	—	659,217
Intermediate-Term Tax-Exempt Fund	534,627	—	534,627
Long-Term Tax-Exempt Fund	92,906	—	92,906
New York Intermediate-Term Tax-Exempt Fund	206,097	—	206,097
Short-Term Government Securities Fund	567,094	—	567,094
Short-Term Tax-Exempt Securities Fund	264,945	—	264,945

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the four months ended July 31, 2005 and the eight months ended March 31, 2006, the Advisers have contractually agreed

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to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

	Four Months Ended July 31, 2005	Eight Months Ended March 31, 2006
California Short-Intermediate Term Tax-Exempt Income Fund —Shares	0.50%	0.50%
Core Bond Fund — Shares	0.90%	0.90%
High Yield Fund — Shares	1.05%	1.05%
Intermediate-Term Bond Fund — Shares	0.65%	0.75%
Intermediate-Term Tax-Exempt Fund — Shares	0.65%	0.65%
Long-Term Tax-Exempt Fund — Shares	0.80%	0.80%
New York Intermediate-Term Tax-Exempt Fund — Shares	0.80%	0.80%
Short-Term Government Securities Fund — Shares*	0.60%	0.75%
Short-Term Tax-Exempt Securities Fund — Shares	0.60%	0.60%
Core Bond Fund — Institutional Shares**	N/A	0.65%
High Yield Fund — Institutional Shares	0.80%	0.80%
Core Bond Fund — Retirement Shares	1.40%	1.40%

*	From August 1, 2005 through November 30, 2005, the Advisers voluntarily capped the Short-Term Government Securities Fund at 0.65%, from December 1, 2005 through March 31, 2006, the Fund was voluntarily capped at 0.70%. Effective April 1, 2006, the Adviser has capped the Fund at 0.75%.
**	Institutional Shares commenced operations on November 29, 2005.

For the year ended March 31, 2006, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	$(331,058)
Core Bond Fund	(987,738)
High Yield Fund	(399,394)
Intermediate-Term Bond Fund	(384,019)
Intermediate-Term Tax-Exempt Fund	(530,735)
Long-Term Tax-Exempt Fund	(133,366)
New York Intermediate-Term Tax-Exempt Fund	(238,995)
Short-Term Government Securities Fund	(474,679)
Short-Term Tax-Exempt Securities Fund	(292,016)

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and UST Advisers, Inc. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee

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from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2006, shareholder servicing fees paid to CS & Co. and the Advisers were as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	$168,155
Core Bond Fund	473,281
High Yield Fund	377,405
Intermediate-Term Bond Fund	1,143,128
Intermediate-Term Tax-Exempt Fund	933,129
Long-Term Tax-Exempt Fund	146,527
New York Intermediate-Term Tax-Exempt Fund	356,046
Short-Term Government Securities Fund	857,188
Short-Term Tax-Exempt Securities Fund	476,448

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of High Yield Fund) or Retirement Shares (in the case of Core Bond Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. For the year ended March 31, 2006, fees charged for Retirement Shares of Core Bond Fund were $4.

Each Independent Director/Trustee of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated registered investment companies managed by the Advisers. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. In addition, Directors and Trustees are reimbursed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

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3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2006, purchases, sales and maturities of securities, excluding short-term investments, for the Funds aggregated:

	Purchases	Sales and Maturities
California Short-Intermediate Term Tax-Exempt Income Fund	$34,414,300	$29,746,597
Core Bond Fund
U.S. Government	234,143,975	174,000,688
Other	72,340,542	48,360,840
High Yield Fund	94,851,386	111,074,059
Intermediate-Term Bond Fund
U.S. Government	209,556,658	182,867,647
Other	110,467,593	113,301,103
Intermediate-Term Tax-Exempt Fund	277,935,725	204,958,140
Long-Term Tax-Exempt Fund	51,188,308	39,937,890
New York Intermediate-Term Tax-Exempt Fund	102,284,925	88,816,328
Short-Term Government Securities Fund
U.S. Government	397,078,888	450,351,865
Other	35,417,247	33,202,159
Short-Term Tax-Exempt Securities Fund	128,189,243	168,786,516

4.    Federal Taxes:

It is the policy of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

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Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
California Short-Intermediate Term Tax-Exempt Income Fund	$—	$—	$—
Core Bond Fund	156,098	(156,098)	—
High Yield Fund	184,360	169,492	(353,852)
Intermediate-Term Bond Fund	648,133	(648,133)	—
Intermediate-Term Tax-Exempt Fund	214	(214)	—
Long-Term Tax-Exempt Fund	—	—	—
New York Intermediate-Term Tax-Exempt Fund	121	(121)	—
Short-Term Government Securities Fund	2,368,934	(2,368,934)	—
Short-Term Tax-Exempt Securities Fund	—	—	—

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The tax character of dividends and distributions declared during the years ended March 31, 2006 and March 31, 2005 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total
California Short-Intermediate Term Tax-Exempt Income Fund
Year ended March 31, 2006	$—	$2,014,082	$—	$—	$2,014,082
Year ended March 31, 2005	—	2,063,597	—	—	2,063,597
Core Bond Fund
Year ended March 31, 2006	11,105,896	—	2,085,376	—	13,191,272
Year ended March 31, 2005	11,633,310	—	1,031,057	—	12,664,367
High Yield Fund
Year ended March 31, 2006	10,553,157	—	—	353,851	10,907,008
Year ended March 31, 2005	11,801,334	—	—	—	11,801,334
Intermediate-Term Bond Fund
Year ended March 31, 2006	16,649,941	—	1,063,363	—	17,713,304
Year ended March 31, 2005	14,305,244	—	572,247	—	14,877,491
Intermediate-Term Tax-Exempt Fund
Year ended March 31, 2006	—	10,697,181	367,896	—	11,065,077
Year ended March 31, 2005	256,062	9,828,278	1,294,216	—	11,378,556
Long-Term Tax-Exempt Fund
Year ended March 31, 2006	—	1,794,756	—	—	1,794,756
Year ended March 31, 2005	—	1,833,293	—	—	1,833,293
New York Intermediate-Term Tax-Exempt Fund
Year ended March 31, 2006	—	3,604,795	1,825,238	—	5,430,033
Year ended March 31, 2005	—	3,894,510	1,466,615	—	5,361,125
Short-Term Government Securities Fund
Year ended March 31, 2006	12,770,972	—	—	—	12,770,972
Year ended March 31, 2005	13,966,986	—	—	—	13,966,986
Short-Term Tax-Exempt Securities Fund
Year ended March 31, 2006	—	3,428,764	—	—	3,428,764
Year ended March 31, 2005	24,949	3,424,866	22,878	—	3,472,693

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As of March 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Post- October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
California Short-Intermediate Term Tax-Exempt Income Fund	$—	$175,454	$214,251	$(175,455)	$—	$—	$(351,768)	$(137,518)
Core Bond Fund	1,036,250	—	—	(1,033,843)	—	(529,099)	(4,631,212)	(5,157,904)
High Yield Fund	—	—	—	(884,504)	(67,220,796)	(1,126,388)	1,348,374	(67,883,314)
Intermediate-Term Bond Fund	1,586,211	—	—	(1,597,063)	(481,322)	(1,596,591)	(8,258,216)	(10,346,981)
Intermediate-Term Tax-Exempt Fund	—	1,001,972	730,630	(1,001,757)	—	—	792,032	1,522,877
Long-Term Tax-Exempt Fund	—	176,516	392,494	(176,517)	—	—	41,624	434,117
New York Intermediate-Term Tax-Exempt Fund	—	335,798	—	(335,677)	(165,776)	(358,749)	(536,621)	(1,061,025)
Short-Term Government Securities Fund	1,149,107	—	—	(1,178,443)	(10,712,075)	(1,785,815)	(5,286,795)	(17,814,021)
Short-Term Tax-Exempt Securities Fund	—	299,445	—	(299,445)	(805,304)	(1,836,576)	(663,624)	(3,305,504)

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

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For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2006, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates.

	Expires					Total
	2010	2011	2012	2013	2014
High Yield Fund	$2,181,571	$17,456,849	$40,103,941	$1,461,417	$6,017,018	$67,220,796
Intermediate-Term Bond Fund	—	—	—	—	481,322	481,322
New York Intermediate-Term Tax-Exempt Fund	—	—	—	—	165,776	165,776
Short-Term Government Securities Fund	—	—	1,481,228	4,260,524	4,970,323	10,712,075
Short-Term Tax-Exempt Securities Fund	—	—	—	287,228	518,076	805,304

At March 31, 2006, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
California Short-Intermediate Term Tax-Exempt Income Fund	$66,020,298	$192,810	$(544,578)	$(351,768)
Core Bond Fund	281,602,078	761,879	(5,393,091)	(4,631,212)
High Yield Fund	145,912,590	6,262,276	(4,913,902)	1,348,374
Intermediate-Term Bond Fund	462,560,536	755,079	(9,013,295)	(8,258,216)
Intermediate-Term Tax-Exempt Fund	339,539,311	3,443,657	(2,651,625)	792,032
Long-Term Tax-Exempt Fund	60,337,267	377,125	(335,501)	41,624
New York Intermediate-Term Tax-Exempt Fund	130,049,895	428,503	(965,124)	(536,621)
Short-Term Government Securities Fund	351,613,673	36,126	(5,322,921)	(5,286,795)
Short-Term Tax-Exempt Securities Fund	132,432,467	—	(663,624)	(663,624)

5.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 750 million shares of the Core Bond Fund; 1.5 billion shares of the Intermediate-Term Bond Fund; and 1 billion shares of the Short-Term Government Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

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Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 1.5 billion shares each of California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Tax-Exempt Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

Capital Share Transactions

	California Short-Intermediate Term Tax-Exempt Income Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	3,993,301	$28,933,240	3,278,532	$24,146,853
Issued as reinvestment of dividends	87,807	635,525	42,748	314,174
Redeemed	(3,467,123)	(25,083,774)	(3,595,284)	(26,429,967)

Net Increase (Decrease)	613,985	$4,484,991	(274,004)	$(1,968,940)

	Core Bond Fund*
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Shares	13,774,392	$125,488,152	7,544,152	$69,875,602
Institutional Shares	141,024	1,262,505	—	—
Retirement Shares	—	—	126	1,050
Issued as reinvestment of dividends:
Shares	681,642	6,160,386	331,579	3,062,096
Institutional Shares	189	1,685	—	—
Retirement Shares	5	50	—	4
Redeemed:
Shares	(5,733,515)	(52,104,922)	(4,431,412)	(40,768,322)
Retirement Shares	(16)	(151)	—	—
Redemption in-kind	—	—	(8,833,002)	(81,528,608)

Net Increase (Decrease)	8,863,721	$80,807,705	(5,388,557)	$(49,358,178)

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	High Yield Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Shares	13,700,176	$62,544,844	21,515,855	$101,230,357
Institutional Shares	853,862	3,892,678	1,316,771	6,247,385
Issued as reinvestment of dividends:
Shares	304,113	1,384,476	414,836	1,961,707
Institutional Shares	107,579	488,209	8,493	40,222
Redeemed:
Shares	(17,199,458)	(78,172,561)	(20,658,816)	(97,478,269)
Institutional Shares	(1,152,309)	(5,192,791)	(3,282,976)	(15,687,133)

Net Increase (Decrease)	(3,386,037)	$(15,055,145)	(685,837)	$(3,685,731)

	Intermediate-Term Bond Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	22,398,525	$160,313,146	15,055,086	$109,213,526
Contribution in-kind	—	—	1,044,029	7,590,091
Issued as reinvestment of dividends	315,931	2,254,952	158,208	1,145,388
Redeemed	(17,689,147)	(126,192,707)	(14,791,878)	(107,161,886)

Net Increase (Decrease)	5,025,309	$36,375,391	1,465,445	$10,787,119

	Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	11,552,408	$108,911,261	7,418,489	$70,630,402
Issued as reinvestment of dividends	109,248	1,029,354	107,050	1,019,228
Redeemed	(10,822,740)	(101,854,658)	(10,361,672)	(98,554,729)

Net Increase (Decrease)	838,916	$8,085,957	(2,836,133)	$(26,905,099)

	Long-Term Tax-Exempt Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	706,825	$7,162,254	1,003,168	$9,987,153
Issued as reinvestment of dividends	35,734	362,312	31,144	312,137
Redeemed	(878,007)	(8,918,351)	(2,011,361)	(20,002,931)

Net Increase (Decrease)	(135,448)	$(1,393,785)	(977,049)	$(9,703,641)

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	New York Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	4,652,138	$40,444,981	2,053,754	$18,150,200
Issued as reinvestment of dividends	78,342	678,293	67,207	593,357
Redeemed	(5,273,634)	(45,770,096)	(6,111,053)	(53,845,642)

Net Increase (Decrease)	(543,154)	$(4,646,822)	(3,990,092)	$(35,102,085)

	Short-Term Government Securities Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	14,063,143	$98,248,597	28,457,660	$201,824,477
Issued as reinvestment of dividends	448,563	3,127,286	289,189	2,044,988
Redeemed	(22,948,344)	(160,073,632)	(36,290,718)	(257,075,591)

Net Increase (Decrease)	(8,436,638)	$(58,697,749)	(7,543,869)	$(53,206,126)

	Short-Term Tax-Exempt Securities Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	4,626,627	$32,965,430	13,545,164	$97,050,761
Issued as reinvestment of dividends	27,420	195,121	23,592	168,982
Redeemed	(19,386,165)	(138,092,641)	(29,996,244)	(214,883,252)

Net Increase (Decrease)	(14,732,118)	$(104,932,090)	(16,427,488)	$(117,663,509)

*	Institutional Shares commenced operations on November 29, 2005.

6.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia, in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have provided full

77

cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

The Adviser, certain of its affiliates, the Companies and others have also been named in several class action and derivative lawsuits which allege that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds managed by the Adviser. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above have been transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the investor class action and the derivative lawsuits. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, the Adviser believes that the resolution of the pending Investigations and private lawsuits will not have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Core Bond Fund (formerly, Managed Income Fund), Intermediate-Term Bond Fund (formerly, Intermediate-Term Managed Income Fund), Short-Term Government Securities Fund, High Yield Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Short-Intermediate Term Tax-Exempt Income Fund (formerly, California Tax-Exempt Income Fund) (three of the portfolios constituting the Excelsior Funds, Inc., one of the portfolios constituting the Excelsior Funds Trust, and five of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (collectively, the “Funds”) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Shares) for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended March 31, 2003 were audited by other auditors whose reports dated May 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Bond Fund, Intermediate-Term Bond Fund, Short-Term Government Securities Fund, High Yield Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Short-Intermediate Tax-Exempt Income Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 22, 2006

79

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2006.

On February 24, 2006, the Boards of Directors/Trustees (the “Boards”) of the Companies approved an increase in the size of the Boards to ten (10) directors/trustees (together, the “Directors”) and approved the nomination of Mariann Byerwalter, Nils Hakansson, William A. Hasler and Randall W. Merk (the “Candidates”) as Directors of the Companies, subject to shareholder approval at an upcoming Special Meeting of Shareholders of the Companies (the “Meeting”). Each of the Candidates is currently a director/trustee of the Laudus Funds, the Laudus Variable Insurance Trust (together, the “Laudus Funds”) and of other funds included in the Schwab mutual fund complex for which Charles Schwab Investment Management acts as investment adviser (together, the “Fund Complex”). The Companies are in the same Fund Complex as the Laudus Funds. If approved by Shareholders at the Meeting, Ms. Byerwalter and Messrs. Hakansson and Hasler would become disinterested persons of the Companies under the Investment Company Act of 1940, as amended. Mr. Merk would become an interested person of the Companies.

The Boards also approved the nominations of six existing Directors to be submitted to shareholders for approval at the Meeting: Messrs. Bailey, Collins, Drake, Hall, Lynch and Piel (the “Existing Directors” and, together with the Candidates, the “Nominees”). Frederick S. Wonham, a current Director of the Companies and Chairman of the Board of each Company, has notified the Boards that he intends to resign from the Boards, consistent with the Companies’ retirement age policy, effective as of the date of the Meeting. The Boards have elected Rodman Drake, currently a Director of the Companies and Chairman of their Joint Audit Committee, as the Chairman of the Boards of the Companies effective upon Mr. Wonham’s resignation.

The Boards have proposed to increase the size of each Board from seven to ten so that a single group of Directors (i.e., a unitary board) can oversee each of the Companies and the Laudus Funds. At a meeting held on March 16, 2006, the Laudus Funds’ Boards approved the nominations of the Existing Directors for election to the Laudus Funds’ Boards, subject to approval by shareholders of each of the Laudus Funds. Each of the Candidates has notified the Boards that, even if approved by the Companies’ shareholders at the Meeting, the Candidates will not serve as members of the Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees. Similarly, each of the existing Directors has informed the Laudus Funds Boards that, even if approved by shareholders of the Laudus Funds at their shareholders meeting, the Existing Directors will not serve as members of the Laudus Funds Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees.

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 75 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 63 Since 1994	Director and Chairman of Audit Committee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., and Hyperion Strategic Mortgage Fund Inc. (since 1991); Director, Jackson Hewitt Tax Services, Inc. (since June 2004); Director, Student Loan Corporation (since May 2005).

Morrill Melton ("Mel") Hall, Jr. Age: 61 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax- Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

Jonathan Piel Age: 67 Since 1994	Director and Chairman of Nominating Committee, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994); Cable Television producer and website designer. The Editor Scientific American (from 1984 to 1986), and Vice President, Scientific American, Inc. (from 1986 to 1994); Director, National Institute of Social Sciences; member, Advisory Board. The Stone Age Institute, Bloomington Indiana.	29	None.

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
John. D. Collins Age: 67 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, Mrs. Fields’ Famous Brands LLC (consumer products) (since December 2004).
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 60 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.
OFFICERS
Joseph Trainor, CFA Age: 44 114 West 47th Street New York, NY 10036	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

George Pereira Age: 42 101 Montgomery St. San Francisco, CA 94104	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited. From December 1999 to November 2004, Sr. Vice President, Financial Reporting. Charles Schwab & Co., Inc. From September 1999 to December 1999, Chief Financial Officer, Commerzbank Capital Markets. Prior to September 1999, Managing Director at the New York Stock Exchange.	N/A	N/A

Stefanie A. Firtell Age: 32 114 West 47th Street New York, NY 10036	Vice President, United States Trust Company of New York (since April 2005); Compliance Officer and Head of Regulatory Responses, Assistant Vice President, Deutsche Asset Management (from 2003 to 2005); Assistant Corporate Secretary, Triare Companies, Inc. (from 2002 to 2003); Attorney, Paul, Weiss, Rifkind, Wharton & Garrison (from 2001 to 2002); and Attorney, Cadwalder Wickersham & Taft (from 2000 to 2001).	N/A	N/A

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
Wyndham Clark Age: 47 225 High Ridge Road Stamford, CT 06905	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management. IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Petros (Peter) L. Tsirigotis Age: 37 114 West 47th Street New York, NY 10036	Senior Vice President and Assistant General Counsel, U.S. Trust (since September 2005); Vice President and Corporate Counsel, Prudential Financial (September 2004 to September 2005); Associate, Schulte Roth and Zabel LLP (November 2002 to September 2004) and Dechert LLP (August 2000 to November 2002). Prior to August 2000, Mr. Tsirigotis was an Attorney/Advisor (Division of Investment Management) and Financial Economist (Office of Economic Analysis) with the Securities and Exchange Commission in Washington, D.C.	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2006, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2005	Ending Account Value 03/31/2006	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
California Short-Intermediate Term Tax-Exempt Income Fund — Shares	$1,000.00	$1,001.70	0.50%	$2.50
Core Bond Fund — Shares	1,000.00	998.40	0.90	4.48
High Yield Fund — Shares	1,000.00	1,030.00	1.05	5.31
Intermediate-Term Bond Fund — Shares	1,000.00	1,001.20	0.75	3.74
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,002.40	0.65	3.24
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,006.90	0.80	4.00
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,005.10	0.80	4.00
Short-Term Government Securities Fund — Shares	1,000.00	1,010.60	0.68	3.41
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,004.50	0.60	3.00

Hypothetical 5% Return
California Short-Intermediate Term Tax-Exempt Income Fund — Shares	1,000.00	1,022.44	0.50	2.52
Core Bond Fund — Shares	1,000.00	1,020.44	0.90	4.53
High Yield Fund — Shares	1,000.00	1,019.70	1.05	5.29
Intermediate-Term Bond Fund — Shares	1,000.00	1,021.19	0.75	3.78
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,021.69	0.65	3.28
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
Short-Term Government Securities Fund — Shares	1,000.00	1,021.54	0.68	3.43
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,021.94	0.60	3.02

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

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AR-FIXEDINC-0306

Institutional Shares

MONEY FUND

CORE BOND FUND

HIGH YIELD FUND

INCOME FUND

TOTAL RETURN BOND FUND

EQUITY CORE FUND

MID CAP VALUE AND RESTRUCTURING FUND

VALUE AND RESTRUCTURING FUND

EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

ANNUAL REPORT

March 31, 2006

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 881-9358, and (ii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Excelsior Funds Trust and Excelsior Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

March 31, 2006

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2006 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which had over $18 billion in assets as of the end of the report period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s needs for performance and tax sensitivity.

By now, you would have received information about changes to the administrative and non-advisory services provided to the Excelsior Funds. As a result, the Excelsior Funds and the Laudus Funds, an affiliated fund family, now share certain complex-wide administrative, compliance, marketing and other functions.

We are pleased with the transition, and remain optimistic that shareholders will approve the board of directors’ recommendation to elect members to jointly oversee the two fund families. It is anticipated that the new unified board will strengthen the oversight provided on behalf of fund shareholders and may result in certain long-term cost and operating efficiencies. All votes are important, so I encourage you to vote your shares as soon as possible if you haven’t already done so.

Given these changes, I want to assure you that the most important aspects of the Excelsior Funds will remain the same. Specifically, the fund management and investment process provided by U.S. Trust, as advisor to the Funds, as well as the funds’ emphasis on enduring performance, will not change.

In closing, we at Excelsior Funds remain committed to helping you reach your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

1

EQUITY MARKET REVIEW

We had expected that the financial markets would come into alignment with the financial environment being shaped by the Fed, and that finally came to pass as the fiscal year ending March 31, 2006 drew to a close. The markets improved as uncertainties about the Fed’s intentions, energy costs and Iraq were resolved to a degree—though the latter name was replaced by Iran as a geopolitical issue. Importantly, inflation is contained while growth has moderated to what we believe to be sustainable levels. We think the Fed’s economic shock effect has been temperate on growth overall. While GDP dipped in the fourth quarter of 2005, in response to hurricane after effects, it recovered to a 4.8% rate for the first quarter of 2006. Meanwhile, corporate profits, as reported for the first quarter, were strong indeed. Our confidence that a self-reinforcing expansion is underway continues firm.

Major equity indexes and averages posted new multi-year highs as the fiscal year came to an end. The financial markets reacted well to the Fed’s fifteenth sequential rate increase, to a federal funds rate target of 4.75%. Investors saw moderate economic growth ahead, with the potential for earnings growth, all within a context of well-contained inflation. Stocks, as measured by the Standard & Poor’s 500 Index, began to rally in the middle of the 2005 fourth-quarter, and that rally continued into the first quarter of 2006, making new five-year highs.

We think many of the equity investment themes that worked over the fiscal year should continue to prove successful. Overall, our themes are: (1) pricing power, (2) globalization, (3) secular reflation, (4) M&A, and (5) business versus the domestic consumer. In equities, we favor large-cap stocks over small caps, since small caps have had a long run that we believe is nearing an end. Our preference is for growth over value, when it comes to investment style—since we expect investors will target stable earnings growth, along with companies able to raise dividends and/or buyback shares. In sectors, we see housing slowing, and we continue to think the old economy, meaning industrials and commodity raw materials, especially metals, should outpace consumer sectors. We strongly favor global equities, and particularly those of emerging market nations aiming at developed world status, including China, India and Mexico, along with Russia and Australia as important sources of raw materials.

The Treasury yield curve inverted in the final months of 2005 and into January of 2006, with short-term rates higher than long-term interest rates. Recession fears were sparked, but were countered by no less than new Fed chairman, Ben Bernanke, who emphasized that yield curve inversion, rather than sending a signal of incipient recession, was, instead, a reflection of the global savings glut. We too believe that the yield-curve indicator will fail to reflect a downturn this time, and we are looking for GDP growth of at least 2.5% for full-year 2006. Nevertheless, the beginning of a slower U.S. consumer spending growth trend seems to be in place, and normally, the direct and indirect effects of a percentage point drop in real consumption growth would translate into an almost equal-size drop in GDP growth. But we don’t expect that because business and government spending is accelerating, and the global economy is picking up steam even as U.S. consumers moderate their spending habits.

2

FIXED INCOME MARKET REVIEW

The fixed income markets experienced three key trends over the course of the fiscal year ending March 31, 2006. Dominating the market was the Federal Reserve’s continuous monetary tightening, which culminated in its fifteenth federal funds target rate hike, to 4.75%, as the reporting period ended. The result was a shift to higher bond yields across the maturity spectrum.

The second critical aspect of the fixed-income market was the continued flattening of the yield curve, as we expected. The yield curve inverted, with shorter rates higher than longer rates, for a period from the end of 2005 into early 2006. An inverted curve has signaled future recessions in the past, but our thinking concurs with the Fed’s, which identifies a global liquidity surplus as the cause of the inversion. The last critical factor for the markets was limited to municipal bonds, with the first quarter of 2006 experiencing a drop in issuance as higher rates cut off refunding issues. Tighter muni supply is expected to continue over the new fiscal year.

Agency bonds modestly outperformed Treasuries for the past 12 months. Demand was strong from domestic investors who sought a high-quality reserve against future opportunities in other sectors. Foreign buying was very heavy. Inflation indexed bonds (TIPS) signaled an increase in inflation expectations as breakeven yields for 5-year and 10-year issues rose over the reporting period, in particular with short maturity issues. Commercial mortgage backed securities modestly outperformed due to healthy demand as investors moved some funds out of the corporate sector into this sector. Interest rate volatility, a key determinant of value in the mortgage-backed securities market, has continued to decline favoring the prospects for out-performance in this sector. Municipals outperformed Treasuries, as yields on the latter rose more on both an actual and a relative basis. This was caused by a well documented increase in demand on the part of non-traditional municipal investors, in addition to a reduction in new-issue supply. The result was much richer municipal/Treasury yield ratios. This has been especially true for maturities of 10+ years, although all comparative municipal/Treasury bond yield ratios fell to 5-year lows in the quarter.

The 10-year Treasury yield is nearing the high end of the expected range for 2006. Yields should begin to decline later in the year driven by an expected slowdown in economic activity, specifically with respect to housing and the consumer. The Fed’s new Chairman, Ben Bernanke, has stated that going forward, Fed policy will be more data dependent, which could see more tightening than expected, but we believe the Fed is aware of the potential for excessive tightening. Opportunity to profit from the yield curve returning to its more traditional steeper shape is now evident. From a duration standpoint, we are positioned slightly shorter to fixed-income benchmarks, looking for an easing to economic growth rates. We will look to position portfolios longer relative to the benchmarks after the Fed concludes its rate increases. We think a significant yield advantage exists in select mortgage-backed and asset-backed investments and continues to dictate an overweight position in the sector.

3

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Fiscal Year Annual Review

The Fed’s FOMC increased the target short-term federal funds rate progressively over the past twelve months, culminating in the 15th rate hike since June 2004, to 4.75%. Treasury yields rose from the 3-month T-Bill to the 30-year bond, and the yield curve flattened and then inverted for more than a month. The Fed has said that further hikes under new Chairman Ben Bernanke will be data-dependent, signaling an end to tightening unless inflation numbers gap higher.

Performance Attribution

The Excelsior Core Bond Fund generated strong relative performance that was largely the result of the portfolio’s barbell position and shorter duration, which benefited as yields rose and the Treasury yield curve flattened. The Fund’s defensive posture to rising rates was additive to returns as yields rose. While our moderate underweight allocation in corporate bonds was a slight detractor from returns, our selective holdings in high yield debt aided relative performance. Allocations to asset-backed and commercial mortgage backed securities helped performance as well. Furthermore, the allocation to municipal bonds added value as the current refinancing supply has been light and demand has increased due to higher yields. Our average quality rating remains at AAA. The allocation to BBB rated securities remains minimal, with the portfolio emphasizing higher quality issues. There were no major changes to our sector allocations although some credit positions were selectively reduced while we added to our mortgage position. The moderate corporate underweight allocation was maintained. We have added to our position in hybrid ARMs (adjustable rate mortgages) with interest rates that are fixed for a set period and then float.

Outlook

We believe a significant yield advantage exists in select mortgage-backed and asset-backed investments, which continues to dictate an overweight position in these securities for the Fund. Interest rate volatility, a key determinant of value in the mortgage-backed securities market, has continued to decline, favoring the prospects for out-performance in this sector. Once the Fed ends the tightening phase, we see little change in the fed funds’ target rate for a considerable period thereafter. We continue to favor investments in high-quality commercial mortgages (CMBS), for their attractive yield levels, low event risk, and high quality.

4

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Fiscal Year Annual Review

The fiscal year ending March 31 witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, raising it to 4.75%. The high yield market extended its positive momentum from late last year through most of the first quarter of 2006. Solid economic growth and strong equity markets fueled enthusiasm for the high yield asset class. In addition, readily available bank credit allowed a number of high yield issuers to redeem outstanding subordinated debt thereby reducing the supply of fixed-coupon issues. Most importantly, default rates in the sector remained stable and at levels well below the long term average.

Performance Attribution

The key drivers of high yield market performance were the ongoing improvement in default rates and the increase in U.S. interest rates. Relative to the Merrill High Yield Index, we had overweight positions in paper/packaging, chemicals, and metals/mining (to benefit from strong economic growth) and in gaming (to reduce portfolio volatility). We positioned the portfolio for moderate volatility in an environment of solid economic growth and stable or moderately rising interest rates, holding issues with high coupons trading near their call prices. As a result, the Fund did not fully participate in the strong performance of the high yield sector. The Fund’s relative underperformance was almost entirely due to underweight exposure to high-volatility, lower-tier securities. Over the year, the CCC-rated sub sector significantly outperformed the B and particularly BB sub sectors. However, our underweighting of lower-tier credits reflected concerns surrounding possible principal risk from rising interest rates and uncertainty surrounding national and international political events. The best performing industry groups included metals/mining, telecom, automotive, and paper/packaging. The weakest performing groups include financials, food and beverage, gaming and broadcasting.

Outlook

The High Yield Fund has been migrating in the direction of greater diversification and higher overall quality. As a result, the Fund at the start of the year was underweight high-beta CCC and B-rated groups, which were the best performing sub sectors. Currently, the Fund has higher than average exposure to gaming and cyclical/commodity sectors such as metals/mining, and chemicals. Below-market weightings include finance, homebuilding, transportation, and autos/suppliers.

5

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. One year returns presented in the table differs from the return presented in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

6

EXCELSIOR FUNDS TRUST	INCOME FUND

Fiscal Year Annual Review

Treasury yields rose across a full spectrum, from the 3-month T-bill to the 30-year bond and the yield curve flattened further, finally inverting altogether in the last quarter of the fiscal year reporting period. The combination of aggressive Fed policy and low inflation expectations continues at work. The Fed’s FOMC increased the federal funds target rate to 4.75%, culminating in the 15th rate hike since June 2004. Fear that the new Fed Chairman might push rates up aggressively, drove the bellwether 10-year Treasury note yield to 4.9%, over the course of the fiscal year, and subsequently over 5% after March 31.

Performance Attribution

Allocations to asset-backed and commercial mortgage-backed securities helped performance. Furthermore, our allocation to municipal bonds added value as the current refinancing supply has been light and demand has increased due to higher yields. Mortgages rallied over the quarter as the sector outperformed curve adjusted Treasuries by 44 basis points. The sector had cheapened in the prior quarter, when investors feared that a housing slowdown would lead to slower prepayments, extending the bonds’ durations. Our moderate underweight allocation in corporate bonds was a slight detractor from returns. Agency bonds modestly outperformed Treasuries over the fiscal year. Demand remains strong from domestic investors who are looking for a high-quality reserve against future opportunities in other sectors.

Outlook

As the reporting period ended, our portfolio’s duration, or sensitivity to changes in interest rates, was 4.6 years, which is a slight underweight versus the benchmark. The average quality rating remains at AAA, and the portfolio’s yield of 5.5% is above the benchmark. There are no major changes to our sector allocations, although some credit positions were selectively reduced while we added to our mortgage position. The moderate corporate underweight allocation was maintained. The allocation to BBB-rated securities remains minimal. We expect economic growth to continue in 2006, but at a moderately slower pace than in 2005. The 10-year Treasury note yield is nearing the high end of the expected range for 2006. Yield should begin to decline later in the year, driven by an expected slowdown in economic activity, specifically with respect to housing and the consumer. We will look to position portfolios longer relative the benchmark after the Fed concludes its rate increases.

7

EXCELSIOR FUNDS TRUST	INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value- weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

8

EXCELSIOR FUNDS TRUST	TOTAL RETURN BOND FUND

Fiscal Year Annual Review

The combination of aggressive Fed policy and low inflation expectations continued at work in the bond market. The Fed’s FOMC increased the target federal funds rate to 4.75%, over the fiscal year, culminating in the 15th rate hike since June 2004. The Fund maintained its defensive positioning to rising interest rates and our bias to a continued flattening of the yield curve. This strategy was a positive contributor to returns along with the portfolio’s allocation to residential mortgages and commercial mortgage backed securities. Our allocation to high yield securities again added value over the quarter and throughout the year as below investment grade corporate spreads continued to tighten throughout this period.

Performance Attribution

At quarter end, the fund’s duration, or sensitivity to changes in interest rates was 4.5 years, which is a slight underweight against the benchmark. The average quality rating remains at AAA, and the fund’s yield of 5.5% is above the benchmark. There were no major changes to our sector allocations although some credit positions were selectively reduced while we added to our mortgage position. The moderate corporate underweight allocation was maintained. The allocation to BBB rated securities remains minimal. The Fund’s defensive posture to rising rates was a contributor to returns as yields rose over the period. The moderate underweight allocation in corporate bonds was a slight detractor from returns. However, allocations to securitized sectors, specifically in the asset-backed and commercial mortgage backed securities helped performance.

Outlook

The 10-year Treasury yield is nearing the high end of the expected range for 2006. Yields should begin to decline later in the year driven by an expected slowdown in economic activity, specifically with respect to housing and the consumer. From a duration standpoint, we are positioned slightly short to the benchmark looking for an easing to economic growth rates. We will look to position portfolios longer relative the benchmark after the Fed concludes its rate increases. An opportunity to profit from the yield curve returning to its more traditional steeper shape may present itself during 2006.

9

EXCELSIOR FUNDS TRUST	TOTAL RETURN BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

10

EXCELSIOR FUNDS TRUST	EQUITY CORE FUND

Fiscal Year Annual Review

The economic backdrop during the fiscal year reflected strong global economic activity. Tightening interest rates in the U.S. clearly slowed the pace of growth, but not, we believe, to levels that will impact earnings growth for select companies with solid market share and pricing power. Both short and long-term interest rates continue to rise, but the Fed presumably is near the end of its monetary tightening cycle. We see clear signs of a slowing domestic housing market, which should lead to a strong headwind for the U.S. consumer. The stock market posted a solid return, with a rally in the last-calendar quarter, which accelerated through the first quarter of 2006, and our portfolio exhibited strong relative performance, which we expect to continue.

Performance Attribution

The Fund’s strong performance was spread across several market sectors. Materials was the best-performing sector, led by steel, pulp for paper, and construction materials. These companies benefited from continued strong demand and pricing in their respective markets. Our consumer holdings, saw gains from strong art auction results, as well as from increased spending on home furnishings, as the boomers continue to improve their retirement homes. We also recorded gains in our energy holdings, in selected technology stocks, financial services and in pharmaceuticals. We experienced moderate negative returns in land and medical devices. We initiated purchases in the rail transport sector, emphasizing leading companies that stress efficiency and optimization of rail networks. We also added in steel, emphasizing low-cost producers. We sold in electronic connectors and in food service distributors.

Outlook

In our opinion the Fed is nearing the end of its monetary tightening cycle, and we still see continued moderate growth in the economy and corporate profits. Growth in the consumer sector should moderate while business spending and net exports strengthen. We believe the portfolio’s mix of stocks should benefit as the economic expansion matures and as growth makes progress over the next few years. We expect to continue our limited exposure to technology as well as our overweights in materials and in the utility sector, where restructuring should support good returns. We will continue to emphasize thorough portfolio diversification and those companies that possess favorable corporate cultures and effective employee incentives.

11

EXCELSIOR FUNDS TRUST	EQUITY CORE FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/31/05 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

12

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Fiscal Year Annual Review

The Federal Reserve will eventually conclude its interest rate hikes and at sixteen times earnings, we believe stocks have room to advance. Over the course of the fiscal year, superb growth in corporate earnings and continued low inflation pushed stocks higher. We expect additional gains going forward despite the presence of several shorter-term negatives, including, high oil prices and rising short term interest rates. To our way of thinking, a moderate economic slow down should prove a sustainable source of earnings growth, especially for mid-cap companies poised to challenge their larger rivals.

Performance Attribution

We continue to target highly selective additions to the Fund. We added in consumer products, particularly in home furnishing, where we established a position with a leader in the specialty mattress category. As utilities restock, coal demand is increasing, and we added in this raw materials sector. We expect operating performance in this area to improve as capital expenditures are undertaken. We also opportunistically added to an existing position, which suffered a setback that we saw as temporary. Proceeds for these purchases came from selling in housewares and utilities. Merger and acquisition activity provided benefits, a trend we expect to continue. Mid-cap stocks were outperformers, with mid-cap indexes rising almost double what broad market measures returned. Our energy holdings continued to do well all year long, but non-energy related stocks also shone. Some of our star performers in prior years struggled, but these holdings continue to represent excellent long-term value in our estimation.

Outlook

Operating results of companies owned in the Fund were strong this year, marked by above average profitability and earnings growth. Continued merger and acquisition activity suggests a continuation of the favorable environment for our investment preference for restructuring companies. A few of the Fund’s troubled children, meaning its poor performing stocks, have recently shown signs of improved management. On the whole, the Fund’s investments sell at attractive discounts to market benchmarks on an earnings, cash flow and book value basis. While our expectations are therefore positive, we continue to keep the Fund well diversified, to mitigate risks, and remain true to our mission of purchasing stocks with improving fundamentals and low valuations.

13

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

14

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Annual Fiscal Year Review

Long-term equity fundamentals pointed toward higher stock prices in our estimation at the start of the twelve-month period ending March 31. Superb growth in corporate earnings and continued low inflation pushed stocks higher. Stocks mounted a major rally in the last quarter of 2005 and continued to make new five-year highs in the first quarter of 2006. The Federal Reserve will eventually conclude its interest rate hikes while stocks still have room, at sixteen times earnings, to advance.

Performance Attribution

The apparent abatement of corporate defensiveness and increased emphasis on improving businesses favored our type of investing throughout the year. The Fund also saw two of its holdings acquired at a premium during the period. Energy holdings continued to do well over the reporting period, and our holdings reflected higher oil and gas prices reflecting increased global demand and shortages from Hurricanes Rita and Katrina. Our non-energy related stocks also fared well, as commercial construction picked up for the first time since 2000 and rental equipment rates soared, boosting our holdings in the sector. Negative impact was recorded in the real estate and mortgage sectors; sectors that declined on rising interest rate concerns, as the Fed boosted the fed funds target rate to 4.75% by the end of the reporting period. But we think our holdings in this sector continue to represent excellent long-term value.

Outlook

On the whole, the Fund’s investments sell at an attractive discount to market benchmarks on an earnings, cash flow, and book value basis. Continued merger and acquisition activity suggests a continuation of the favorable environment for our investment preference for restructuring companies. While our expectations are therefore positive, we continue to keep the Fund well diversified to mitigate potential risks, and remain true to our mission of purchasing stocks with improving fundamentals and low valuations. We continue to look for improvement in the energy and commodity sectors, given global demand trends, and health care may prove an important source of positive performance in the coming year. Solid business growth should counteract the Fed’s tightening and higher energy costs, allowing for earnings acceleration for carefully selected stocks.

15

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 9/30/02 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

16

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Fiscal Year Annual Review

Emerging markets chalked up positive returns for the Fund’s fiscal year, continuing their longest streak of out performance since 1998. Larger-cap equities that are index constituents tended to lead the way. The BRIC countries (Brazil, Russia, India, and China) are becoming a focal point for emerging market investors. These four countries generated some of the best returns for the asset class, with Russia leading the way, followed by India, Brazil, and China in that order.

Performance Attribution

Strategically, from a sector perspective, the Fund has long believed that some of the best stock opportunities are in domestic related companies, as opposed to export oriented companies. We expressed this view by over weighting sectors like telecommunications, consumer stocks, and banks. Telecommunications has long been the largest sector over weight in the Fund. We hold cellular companies listed in Mexico, which are continuing to gain market share throughout Latin America. We also hold Russian long distance providers, where we see continued opportunity. On the consumer side, we targeted household equipment in Turkey and Mexico, where consumers are getting a boost from continued economic growth and moderating inflation. We also remain focused on banking stocks in Latin America, where reduced interest rates and declining inflation are benefiting banks and adding strong loan growth. From a pure country perspective, BRIC exposure also helped the Emerging Markets Fund. The Fund had over weights in Brazil, Russia, and China. We believe that country assessment is critical to the investment process, which led us to over weight these countries some time ago. Our relative underperformance against the benchmark reflects greater caution in our investments in Latin America.

Outlook

Going forward, we continue to believe that domestic oriented stocks, as opposed to export driven stocks, will perform best in emerging markets. Many emerging market countries are benefiting from financial strength that is allowing them to withstand upward pressure on interest rates. This development could make for a very robust environment for domestic oriented emerging market stocks. Given these strong financial conditions and promising growth prospects, especially for the BRIC countries, we believe emerging markets can close the valuation gap with developed world equities. And we expect investors will come to terms with higher valuation levels for emerging market equities, and if the growth impetus for emerging markets shifts to domestic drivers, the valuation gap could be narrowed further.

17

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 3/31/05 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

18

EXCELSIOR FUNDS TRUST	INTERNATIONAL EQUITY FUND

Annual Fiscal Year Review

International markets continued to strongly outperform the U.S. market for the twelve-month reporting period ending March 31, 2006. The performance differential was impressive with the global indexes approximately doubling the return for U.S. equities. Investors perceived overseas growth and relatively cheaper valuation as reasons for buying foreign stocks while the U.S. Federal Reserve continued to tighten monetary policy, raising the federal funds target rate to 4.75% by the end of the reporting period. The Fed’s action helped support the dollar, and exchange rate fluctuations added only marginally to the return of international equities during the quarter. Finally, the long-awaited turnaround of the Japanese economy has finally arrived, also contributing to strength for international equities.

Performance Attribution

The main contributor to the strong performance of the international equity benchmarks was the exceptional regional performance of the Continental European markets. Emerging markets continued to outperform the developed markets of the world based on strong investment flows. The BRIC markets (Brazil, Russia, India and China) continued to drive overall emerging markets performance, which is consistent with recent performance patterns. Strong earnings growth, attractive valuations and strongly improved quality characteristics of the emerging markets asset class are attracting heavy fund flows. Our sector weights, specifically, our underweight position in financials, continued to be detrimental to overall performance as the sector benefited from increased merger and acquisition (M&A) activity in Europe. The portfolio remains overweight in the information technology and health care sectors. This is largely offset by an underweight position in financial services. In Asia, consistent with our pursuit of eliminating internal portfolio inefficiencies, we eliminated smaller positions in consumer products and services.

Outlook

Our continued positive stance toward international investing is based on attractive relative valuations compared to U.S. equities. The U.S. profit cycle appears to be near a peak, whereas profits in most international markets have ample room to expand. We continue to favor the Japanese equity market, since stock valuations are not remotely reflecting the surprising strength of the Japanese economic recovery. Solid earnings growth acceleration and continued M&A activity continue to make Europe an attractive investment destination. Our exposure to Emerging Markets is approaching a benchmark-neutral position. Our expectations relative to domestic positions remain considerably higher.

19

EXCELSIOR FUNDS TRUST	INTERNATIONAL EQUITY FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations, political risks, and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
***	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International All Country World Index Free ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase. One year returns presented in the table differs from the return presented in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

20

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Money Fund

Principal Amount	Security Description	Value

CERTIFICATES OF DEPOSIT — 12.86%
$75,000,000	First Tennessee Bank, 4.78%, 04/28/06	$75,000,000
75,000,000	Washington Mutual Corp., 4.80%, 05/11/06	75,000,000
50,000,000	Wells Fargo Co., 4.76%, 04/10/06	50,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $200,000,000)	200,000,000

COMMERCIAL PAPER — 84.78%
75,000,000	American Express Credit Corp., Discount Note, 4.54%, 04/03/06	74,981,082
50,000,000	Bank of America Corp., Discount Note, 4.53%, 04/03/06	49,987,417
75,000,000	CIT Group, Inc., Discount Note, 4.55%, 04/03/06	74,981,042
75,000,000	Citigroup Funding, Inc., Discount Note, 4.54%, 04/03/06	74,981,082
50,000,000	Dexia Delaware, Discount Note, 4.54%, 04/03/06	49,987,389
70,000,000	Gannett Co., Discount Note, 4.54%, 04/04/06(a)	69,973,517
70,000,000	General Electric Capital Corp., Discount Note, 4.53%, 04/03/06	69,982,383
75,000,000	Goldman Sachs Group, Inc., Discount Note, 4.77%, 04/05/06	74,960,250
75,000,000	HSBC, Discount Note, 4.55%, 04/03/06	74,981,042
50,000,000	International Lease Finance Corp., Discount Note, 4.53%, 04/04/06	49,981,125
75,000,000	Merrill Lynch & Co., Inc., Discount Note, 4.68%, 04/03/06	74,980,500

Principal Amount	Security Description	Value

COMMERCIAL PAPER — (continued)
$50,000,000	Preferred Receivables Funding Corp., Discount Note, 4.75%, 04/03/06(a)	$49,986,806
75,000,000	Prudential Funding Corp., Discount Note, 4.55%, 04/03/06	74,981,042
73,925,000	Ranger Funding Co. llc, Discount Note, 4.56%, 04/03/06(a)	73,906,272
50,000,000	Royal Bank of Scotland plc, Discount Note, 4.55%, 04/03/06	49,987,361
75,000,000	Societe Generale, Discount Note, 4.55%, 04/03/06	74,981,021
75,000,000	Three Pillars Funding, Discount Note, 4.58%, 04/03/06(a)	74,980,917
70,000,000	UBS Finance Corp., Discount Note, 4.55%, 04/03/06	69,982,325
60,000,000	Windmill Funding Corp., Discount Note, 4.55%, 04/03/06(a)	59,984,833
50,000,000	Yorktown Capital, Discount Note, 4.61%, 04/05/06(a)	49,974,389

	TOTAL COMMERCIAL PAPER (Cost $1,318,541,795)	1,318,541,795

Shares
REGISTERED INVESTMENT COMPANY — 0.08%
1,178,553	Dreyfus Government Cash Management Fund	1,178,553

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,178,553)	1,178,553

See Notes to Financial Statements.

21

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Money Fund — (continued)

Principal Amount	Security Description	Value

REPURCHASE AGREEMENT — 2.64%
$41,000,000	Morgan Stanley, 4.80%, dated 03/31/06, due 04/03/06, to be repurchased at $41,016,400 (collateralized by U.S. Government obligations ranging in par value $15,000-$20,000,000, 2.75% -4.725%, 06/30/06-03/30/07; total market value $41,832,384)	$41,000,000

	TOTAL REPURCHASE AGREEMENT (Cost $41,000,000)	41,000,000

TOTAL INVESTMENTS (Cost $1,560,720,348)	100.36%	$1,560,720,348
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.36)	(5,584,676)

NET ASSETS	100.00%	$1,555,135,672

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $378,806,734 or 24.36% of net assets.

Discount Note—The rate reported is the discount rate at the time of purchase.

llc—Limited Liability Company

plc—Public Limited Company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Commercial Paper	84.78%	$1,318,541,795
Certificates of Deposit	12.86	200,000,000
Repurchase Agreement	2.64	41,000,000
Registered Investment Company	0.08	1,178,553

Total Investments	100.36%	$1,560,720,348
Liabilities in Excess of Other Assets	(0.36)	(5,584,676)

Net Assets	100.00%	$1,555,135,672

See Notes to Financial Statements.

22

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.10%
$ 294,473	CIT RV Trust, 1999-A A4	6.16%	06/15/13	$294,413

	TOTAL ASSET BACKED SECURITIES (Cost $288,434)			294,413

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.02%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS —8.61%
2,295,956	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(a)	4.46	12/25/34	2,243,580
2,192,522	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	2,152,184
1,409,477	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	1,395,569
7,158,083	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.80	08/25/34	7,005,424
9,127,959	JP Morgan Mortgage Trust, 2005-A6 1A1(a)	5.15	09/25/35	9,008,474
2,657,887	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	2,578,087

				24,383,318

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 3.03%
5,208,627	1602 PH	6.00	04/15/23	5,220,472
3,296,147	2333 UZ	6.50	07/15/31	3,347,404

				8,567,876

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.50%
1,430,000	2003-17 QT	5.00	08/25/27	1,404,289

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.88%
2,450,621	2005-25 B	6.21	03/16/21	2,486,037

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $37,574,710)			36,841,520

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.54%
$ 1,477,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76%	11/10/39	$1,400,650
3,705,581	Chase Commercial Mortgage Securities Corp., 1997-2 D	6.60	12/19/29	3,771,967
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	1,016,760
1,689,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	1,659,529
2,000,000	Morgan Stanley Capital I, 1997-C1F(b)	6.85	02/15/20	2,010,911
3,601,000	Morgan Stanley Capital I, 1999-WF1 B	6.32	11/15/31	3,675,836
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33	3,384,305
1,969,034	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06	1,965,698
773,095	Mortgage Capital Funding, Inc., 1996-MC2 D	7.26	12/21/26	776,091
3,061,000	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	3,137,019
2,521,000	Nomura Asset Securities Corp., 1998-D6 A4(a)	6.92	03/15/30	2,828,507
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,463,240
2,305,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	2,282,884
10,000,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5(a)(c)	5.09	07/15/42	9,775,846

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $41,540,424)			41,149,243

See Notes to Financial Statements.

23

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 15.06%
$ 1,115,000	America Movil S.A. de C.V.	5.50%	03/01/14	$1,068,607
2,000,000	Bank One Corp.	7.88	08/01/10	2,180,832
3,005,000	Bottling Group llc	5.50	04/01/16	2,966,407
700,000	British Telecommunications plc	8.88	12/15/30	895,497
2,800,000	Cisco Systems, Inc.	5.50	02/22/16	2,757,941
1,081,000	CIT Group, Inc.	5.88	10/15/08	1,093,756
2,000,000	Citigroup, INC.	4.25	07/29/09	1,937,164
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,490,246
2,000,000	Comcast Cable Communications	6.75	01/30/11	2,079,016
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,504,655
600,000	Entergy Gulf States	5.70	06/01/15	575,122
1,000,000	Ford Motor Credit Co.	8.63	11/01/10	958,056
2,773,000	Household Finance Corp.	8.00	07/15/10	3,025,750
1,437,000	International Lease Finance Corp.	4.50	05/01/08	1,412,935
250,000	Iron Mountain, Inc.	8.63	04/01/13	260,000
2,881,000	Merrill Lynch & Co. MTN	5.00	02/03/14	2,762,940
2,800,000	Morgan Stanley	4.75	04/01/14	2,612,380
2,000,000	Morgan Stanley Dean Witter	6.75	04/15/11	2,105,300
1,690,000	Oracle Corp./Ozark Holdings(b)	5.25	01/15/16	1,621,205
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,389,778
627,000	PSEG Energy Holdings, Inc.	8.63	02/15/08	653,648
2,000,000	RBS Capital Trust III(a)	5.51	09/29/49	1,929,116
1,596,000	Sprint Capital Corp.	8.38	03/15/12	1,803,320
1,153,000	Time Warner Cos., Inc.	7.25	10/15/17	1,233,772
1,441,000	Wal-Mart Stores	4.13	02/15/11	1,364,284
950,000	Xerox Corp.	6.40	03/15/16	942,875

	TOTAL CORPORATE BONDS (Cost $42,975,196)			42,624,602

TAX-EXEMPT SECURITIES — 1.31%
3,600,000	University of Texas Revenue Bonds, Series B	5.00	08/15/33	3,702,456

	TOTAL TAX-EXEMPT SECURITIES (Cost $3,691,406)			3,702,456

U.S. GOVERNMENT AGENCY BONDS & NOTES — 1.83%
	FANNIE MAE — 1.83%
5,000,000	MTN	6.25%	02/01/11	5,185,515

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $5,341,117)			5,185,515

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 32.03%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 17.14%
$10,000,000	TBA	4.50%	04/01/21	$9,543,751
2,888,445	Pool # A20105	5.00	04/01/34	2,753,346
9,843,702	Pool # A47411	4.50	10/01/35	9,080,373
4,901,581	Pool # A48132	7.00	12/01/35	5,045,327
2,999,380	Pool # C01811	5.00	04/01/34	2,859,092
133,535	Pool # C71221	5.00	09/01/32	127,467
4,887,002	Pool # G01842	4.50	06/01/35	4,508,040
15,004,026	Pool # G18105	5.00	03/01/21	14,624,096

				48,541,492

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 12.51%
11,809,993	Pool # 357824	5.50	06/01/35	11,531,302
1,257,935	Pool # 387203	4.80	01/01/12	1,227,747
1,074,138	Pool # 387204	4.80	01/01/12	1,048,361
3,780,015	Pool # 618322	6.00	12/01/31	3,785,055
4,974,463	Pool # 805386 ARM(a)	4.90	01/01/35	4,920,909
764,261	Pool # 812268	5.50	05/01/35	746,227
911,766	Pool # 820989	5.50	04/01/35	890,251
909,179	Pool # 821567	5.50	06/01/35	887,724
11,234,831	Pool # 829321	4.50	09/01/35	10,367,019

				35,404,595

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.38%
389,975	Pool # 2562	6.00	03/20/28	394,022
596,534	Pool # 267812	8.50	06/15/17	640,097
2,164,434	Pool # 3413	4.50	07/20/33	2,018,927
1,983,052	Pool # 3442	5.00	09/20/33	1,916,383
36,385	Pool # 532751	9.00	08/15/30	39,616
109,246	Pool # 568670	6.50	04/15/32	113,284
300,160	Pool # 780548	8.50	12/15/17	321,070
291,452	Pool # 780865	9.50	11/15/17	318,467
538,300	Pool # 781084	9.00	12/15/17	577,178
390,606	Pool # 80311 ARM(a)	4.50	08/20/29	390,282

				6,729,326

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $91,989,929)			90,675,413

U.S. GOVERNMENT SECURITIES — 17.81%
	U.S. TREASURY STRIPS — 4.46%
22,600,000		0.00	11/15/17	12,633,174

	U.S. TREASURY INFLATION PROTECTED BONDS — 0.83%
300,000		4.25	01/15/10	379,904
2,000,000		0.88	04/15/10	1,982,919

				2,362,823

See Notes to Financial Statements.

24

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES —12.52%
$ 7,700,000		3.63%	01/15/10	$7,381,774
12,000,000		4.50	11/15/10	11,838,720
11,955,000	(c)	7.63	11/15/22	15,346,299
885,000		4.50	02/15/36	830,379

				35,397,172

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $52,096,327)			50,393,169

Shares
REGISTERED INVESTMENT COMPANIES — 2.16%
3,052,268	Dreyfus Government Cash Management Fund			3,052,268
3,052,268	Fidelity U.S. Treasury II Fund			3,052,267

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $6,104,535)			6,104,535

TOTAL INVESTMENTS (Cost $281,602,078)(d)	97.86%	$276,970,866
OTHER ASSETS IN EXCESS OF LIABILITIES	2.14	6,045,059

NET ASSETS	100.00%	$283,015,925

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $4,648,876 or 1.64% of net assets.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
$760,868	$(5,392,080)	$(4,631,212)

ARM—Adjustable Rate Mortgage

llc—limited liability company

MTN—Medium Term Note

plc—public limited company

STRIPS—Separately Traded Registered Interest and Principal Securities

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	51.67%	$146,254,097
Corporate Bonds	15.06	42,624,602
Commercial Mortgage-Backed Securities	14.54	41,149,243
Collateralized Mortgage Obligations	13.02	36,841,520
Registered Investment Companies	2.16	6,104,535
Tax-Exempt Securities	1.31	3,702,456
Asset Backed Securities	0.10	294,413

Total Investments	97.86%	$276,970,866
Other Assets in Excess of Liabilities	2.14	6,045,059

Net Assets	100.00%	$283,015,925

See Notes to Financial Statements.

25

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — 88.98%
	ADVERTISING PERIODICALS — 2.16%
$2,000,000	Dex Media Finance/West	8.50%	08/15/10	$2,115,000
1,000,000	RH Donnelley Finance Corp.(a)	10.88	12/15/12	1,108,750

				3,223,750

	AGRICULTURAL CHEMICALS — 0.96%
1,298,000	Terra Capital, Inc.	11.50	06/01/10	1,434,290

	AUTO-TRUCK PARTS & EQUIPMENT — 0.67%
1,000,000	Tenneco Automotive, Inc.	8.63	11/15/14	1,000,000

	CABLE TV — 1.32%
1,000,000	Charter Communications Holdings II	10.25	09/15/10	982,500
1,000,000	Echostar DBS Corp.(a)	7.13	02/01/16	983,750

				1,966,250

	CASINO HOTELS — 10.25%
1,000,000	Aztar Corp.	7.88	06/15/14	1,082,500
1,000,000	Boyd Gaming Corp.	8.75	04/15/12	1,067,500
2,000,000	Caesars Entertainment, Inc.	8.88	09/15/08	2,140,000
2,000,000	Kerzner International	6.75	10/01/15	2,105,000
2,000,000	MGM Mirage, Inc.	8.50	09/15/10	2,139,999
2,000,000	Poster Financial Group	8.75	12/01/11	2,105,000
1,000,000	Resorts International Hotel and Casino, Inc.	11.50	03/15/09	1,097,500
1,000,000	River Rock Entertainment	9.75	11/01/11	1,080,000
1,000,000	Station Casinos	6.50	02/01/14	988,750
1,500,000	Trump Entertainment Resorts	8.50	06/01/15	1,458,750

				15,264,999

	CELLULAR TELECOM — 2.86%
2,000,000	American Cellular Corp	10.00	08/01/11	2,170,000
1,000,000	Centennial Cellular Operating Co./ Centennial Communications Corp.	10.13	06/15/13	1,092,500
1,000,000	Dobson Communications Corp.	8.88	10/01/13	1,005,000

				4,267,500

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	CHEMICALS - DIVERSIFIED — 3.54%
$2,000,000	Equistar Chemicals L.P./Equistar Funding Corp.	10.63%	05/01/11	$2,165,000
500,000	Lyondell Chemical Co.	9.50	12/15/08	520,000
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,107,500
1,500,000	Nell AF Sarl(a)	8.3	08/15/15	1,488,750

				5,281,250

	CHEMICALS - PLASTICS — 0.69%
1,000,000	PolyOne Corp.	8.88	05/01/12	1,025,000

	CHEMICALS - SPECIALTY — 1.39%
1,000,000	Johnsondiversey, Inc., Series B	9.63	05/15/12	1,026,250
1,000,000	Tronox Worldwide(a)	9.50	12/01/12	1,050,000

				2,076,250

	COAL — 0.33%
500,000	Massey Energy Co.(a)	6.88	12/15/13	490,000

	COMMERCIAL SERVICES — 2.07%
2,000,000	Iron Mountain, Inc.	8.63	04/01/13	2,080,000
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	1,007,500

				3,087,500

	CONTAINERS - METAL/GLASS — 2.05%
1,000,000	Crown Americas llc/Crown Americas Capital Corp.(a)	7.75	11/15/15	1,037,500
2,000,000	Owens-Illinois, Inc.	7.50	05/15/10	2,025,000

				3,062,500

	CONTAINERS - PAPER/PLASTIC — 2.76%
1,000,000	Graham Packaging Co.	8.50	10/15/12	1,010,000
1,000,000	Pregis Corp.(a)	12.38	10/15/13	1,050,000
2,000,000	Stone Container Corp.	9.75	02/01/11	2,055,000

				4,115,000

	COSMETICS & TOILETRIES — 0.54%
1,000,000	Del Laboratories, Inc.	8.00	02/01/12	810,000

	DISTRIBUTION/WHOLESALE — 1.23%
2,000,000	Nebraska Book Co.	8.63	03/15/12	1,840,000

	ELECTRIC - GENERATION — 1.08%
1,500,000	AES Corp.	9.50	06/01/09	1,616,250

See Notes to Financial Statements.

26

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	FINANCE - AUTO LOANS — 3.98%
$2,000,000	Ford Motor Credit Co.	6.50%	01/25/07	$1,992,344
2,000,000	General Motors Acceptance Corp.	6.13	02/01/07	1,969,126
2,000,000	General Motors Acceptance Corp.	7.75	01/19/10	1,950,022

				5,911,492

	FOOD - MISCELLANEOUS AND DIVERSIFIED — 0.71%
1,000,000	Del Monte Corp.	8.63	12/15/12	1,056,250

	FORESTRY — 0.61%
1,500,000	Tembec Industries, Inc.	8.63	06/30/09	903,750

	FUNERAL SERVICES & RELATED ITEMS — 1.02%
1,500,000	Service Corp. International(a)	7.50	06/15/17	1,526,250

	GAS - DISTRIBUTION — 1.39%
2,000,000	SEMCO Energy, Inc.	7.75	05/15/13	2,072,824

	HEAVY CONSTRUCTION EQUIPMENT RENTAL —0.35%
500,000	Ahern Rentals, Inc.(b)	9.25	08/15/13	521,250

	HOME FURNISHINGS — 2.70%
2,000,000	Sealy Mattress Co.	8.25	06/15/14	2,090,000
2,000,000	Simmons Co.	7.88	01/15/14	1,935,000

				4,025,000

	INDEPENDENT POWER PRODUCER — 0.68%
1,000,000	NRG Energy, Inc.	7.25	02/01/14	1,016,250

	LIFE/HEALTH INSURANCE — 1.35%
2,000,000	Americo Life, Inc.(a)	7.88	05/01/13	2,015,928

	MACHINERY - FARM — 0.33%
500,000	Case New Holland, Inc.(a)	7.13	03/01/14	493,750

	MACHINERY - GENERAL INDUSTRIAL — 0.68%
1,000,000	The Manitowoc Co., Inc.	7.13	11/01/13	1,020,000

	MEDICAL - HOSPITALS — 1.40%
1,000,000	HCA, Inc.	8.75	09/01/10	1,084,663
1,000,000	IASIS Healthcare llc/ IASIS Capital Corp.	8.75	06/15/14	1,000,000

				2,084,663

	MEDICAL - OUTPATIENT/HOME MEDICAL CARE — 0.61%
1,000,000	Select Medical Corp.	7.63	02/01/15	902,500

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	MEDICAL PRODUCTS — 0.68%
$1,000,000	Encore Medical IHC, Inc.	9.75%	10/01/12	$1,010,000

	MISCELLANEOUS MANUFACTURING — 0.66%
1,000,000	Intertape Polymer US, Inc.	8.50	08/01/14	985,000

	MULTI-LINE INSURANCE — 1.44%
2,128,000	Hanover Insurance Group	7.63	10/15/25	2,150,170

	MULTIMEDIA — 1.30%
2,000,000	Emmis Operating Co.	6.88	05/15/12	1,930,000

	MUSIC — 1.06%
1,600,000	Warner Music Group	7.38	04/15/14	1,584,000

	NON-HAZARDOUS WASTE DISPOSAL — 1.41%
2,000,000	Allied Waste North America	8.88	04/01/08	2,100,000

	OFFICE AUTOMATION & EQUIPMENT — 2.45%
1,000,000	Ikon Office Solutions	7.75	09/15/15	1,032,500
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,035,000
1,500,000	Xerox Corp.	7.63	06/15/13	1,578,750

				3,646,250

	OIL COMPANY - EXPLORATION & PRODUCTION — 1.35%
1,000,000	Chesapeake Energy Corp.	6.50	08/15/17	987,500
1,000,000	Kerr-McGee Corp.	6.95	07/01/24	1,017,288

				2,004,788

	OIL-FIELD SERVICES — 0.33%
500,000	Allis-Chalmers Energy, Inc.(a)	9.00	01/15/14	492,500

	PAPER & RELATED PRODUCTS — 1.20%
1,000,000	Mercer International, Inc.	9.25	02/15/13	890,000
890,000	Norske Skog Canada, Series D	8.63	06/15/11	894,450

				1,784,450

	PHYSICIANS PRACTICE MANAGEMENT — 2.44%
2,000,000	Ameripath, Inc.	10.50	04/01/13	2,110,000
500,000	US Oncology Holdings, Inc.	9.00	08/15/12	517,500
1,000,000	US Oncology Holdings, Inc.(a)(c)	9.26	03/15/15	1,002,500

				3,630,000

See Notes to Financial Statements.

27

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	PIPELINES — 0.67%
$500,000	Semgroup L.P.(a)	8.75%	11/15/15	$510,000
500,000	Williams Cos.(a)	6.38	10/01/10	495,000

				1,005,000

	PRIVATE CORRECTIONS — 0.17%
250,000	Corrections Corp. of America	6.75	01/31/14	252,813

	RENTAL AUTO/EQUIPMENT — 2.41%
1,000,000	Neff Rental/Neff Finance(a)	11.25	06/15/12	1,085,000
2,500,000	United Rentals, Inc.	7.75	11/15/13	2,500,000

				3,585,000

	RESORTS/THEME PARKS — 1.70%
1,500,000	Six Flags, Inc.	9.63	06/01/14	1,511,250
1,000,000	Universal City Florida Holdings(c)	9.43	05/01/10	1,015,000

				2,526,250

	RETAIL - DRUG STORE — 1.59%
1,000,000	Jean Coutu Group, Inc.	8.50	08/01/14	917,500
1,500,000	Rite Aid Corp.(a)	6.13	12/15/08	1,458,750

				2,376,250

	RETAIL - MAJOR DEPARTMENT STORE — 2.53%
1,500,000	JC Penney Co., Inc.	8.00	03/01/10	1,614,870
1,000,000	Neiman Marcus Group, Inc.(a)	9.00	10/15/15	1,057,500
1,000,000	Saks, Inc.	9.88	10/01/11	1,105,000

				3,777,370

	RETAIL - VIDEO RENTAL — 1.17%
2,000,000	Blockbuster, Inc.(a)(c)	10.00	09/01/12	1,750,000

	SATELLITE TELECOM — 1.14%
650,000	Inmarsat Finance plc	7.63	06/30/12	666,250
1,000,000	Intelsat Ltd.	8.63	01/15/15	1,032,500

				1,698,750

	SCHOOLS — 0.96%
1,500,000	Knowledge Learning Center(a)	7.75	02/01/15	1,428,750

	STEEL - PRODUCERS — 2.32%
2,000,000	AK Steel Corp.	7.75	06/15/12	2,022,500
1,298,000	United States Steel, Inc.	10.75	08/01/08	1,427,800

				3,450,300

	TELEPHONE - INTERGRATED — 8.31%
2,000,000	Cincinnati Bell, Inc.	8.38	01/15/14	2,032,500
2,000,000	Citizens Communications	9.25	05/15/11	2,195,000

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	TELEPHONE - INTERGRATED — (continued)
$649,000	Consolidated Communications Holding	9.75%	04/01/12	$687,940
1,000,000	Eircom Funding	8.25	08/15/13	1,076,250
2,500,000	Hawaiian Telcom Communication(a)	12.50	05/01/15	2,475,000
777,000	Madison River Capital llc/ Madison River Financial Corp.	13.25	03/01/10	815,850
1,000,000	Qwest Capital Funding	7.75	02/15/31	1,017,500
1,000,000	Qwest Corp.	7.50	06/15/23	1,016,250
1,000,000	Valor Telecom Enterprise	7.75	02/15/15	1,047,500

				12,363,790

	TRANSPORTATION - MARINE — 0.73%
1,000,000	Overseas Shipholding Group	8.75	12/01/13	1,095,000

	TRANSPORTATION - RAIL — 1.25%
1,750,000	Kansas City Southern	9.50	10/01/08	1,868,125

	TOTAL CORPORATE BONDS (Cost $131,097,810)			132,605,002

BANK LOANS — 1.64%
	CASINO HOTELS — 0.96%
1,443,172	Resorts International Holdings llc(c)	12.47	04/26/13	1,435,956

	MISCELLANEOUS MANUFACTURING — 0.68%
1,000,000	IPC Acquistion Corp.(c)	12.09	08/05/12	1,015,000

	TOTAL BANK LOANS (Cost $2,451,766)			2,450,956

Shares
COMMON STOCK — 2.82%
	METAL - ALUMINUM — 2.82%
28,047	Ormet Corp.(a)			4,207,050

	TOTAL COMMON STOCK (Cost $7,704,681)			4,207,050

Principal Amount
U.S. GOVERNMENT AGENCY BONDS & NOTES — 5.37%
	FEDERAL HOME LOAN BANK — 5.37%
$8,000,000	Discount Note	4.60	04/03/06	7,997,956

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $7,997,956)			7,997,956

See Notes to Financial Statements.

28

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund — (continued)

		Value
TOTAL INVESTMENTS (Cost $149,252,213)(d)	98.81%	$147,260,964
OTHER ASSETS IN EXCESS OF LIABILITIES	1.19	1,774,875

NET ASSETS	100.00%	$149,035,839

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $27,206,728 or 18.26% of net assets.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
$2,922,653	$(4,913,902)	$(1,991,249)

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

llc—Limited Liability Company

L.P.—Limited Partnership

Ltd.—Limited

plc—Public Limited Company

See Notes to Financial Statements.

29

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	37.97%	$56,588,193
Raw/Intermediate Materials	19.42	28,936,090
Telecommunication	11.85	17,663,790
Health Care	6.14	9,153,413
Industrials	5.97	8,901,563
U.S. Government & Agency Obligations	5.37	7,997,956
Financials	2.79	4,166,097
Energy	2.69	4,003,538
Utilities	2.48	3,689,074
Technology	2.20	3,280,000
Consumer Staples	1.25	1,866,250
Information Technology	0.68	1,015,000

Total Investments	98.81%	$147,260,964
Other Assets in Excess of Liabilities	1.19	1,774,875

Net Assets	100.00%	$149,035,839

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Income Fund

Principal Amount		Rate	Maturity Date	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.19%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 7.19%
$ 937,568	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00%	10/25/34	$928,316
686,417	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.80	08/25/34	671,778
4,361,914	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1(a)	3.99	12/25/34	4,230,953
1,365,623	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(a)	4.55	02/25/35	1,331,891

				7,162,938

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,361,717)			7,162,938

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.28%
589,958	Asset Securitization Corp., 1997-D4 A4(a)	7.00	04/14/29	629,914
793,901	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10, 15A1(a)	4.58	01/25/35	780,654
436,163	DLJ Commercial Mortgage Corp., 2000-CF1 A1A	7.45	06/10/33	437,755
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(a)	6.84	05/15/33	1,851,091
173,845	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	166,579
621,376	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	636,808
425,887	Nomura Asset Securities Corp., 1998-D6 A4(a)	6.92	03/15/30	477,836
2,232,811	Salomon Brothers Mortgage Securities VII, 2001-C2 A2	6.17	02/13/10	2,259,267
964,217	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	1,006,022

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,638,062)			8,245,926

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 18.10%
$ 516,650	Bank One Corp.	7.88%	08/01/10	$563,363
1,110,000	Bear Stearns Co., Inc.	5.70	11/15/14	1,105,905
1,060,000	Bottling Group llc	5.50	04/01/16	1,046,386
600,000	British Telecommunications plc	8.88	12/15/30	767,569
600,000	Caterpillar Financial Service Corp. MTN	3.00	02/15/07	588,946
965,000	CIT Group, Inc.	5.88	10/15/08	976,387
1,170,000	Citigroup, Inc.	6.63	06/15/32	1,252,896
308,593	Deutsche Telekom International Finance, Multi-Coupon Bond	8.50	06/15/10	336,069
600,000	Devon Financing Corp.	6.88	09/30/11	636,137
1,344,792	General Electric Capital Corp. MTN	6.00	06/15/12	1,381,092
1,221,000	Goldman Sachs Group, Inc.	6.13	02/15/33	1,213,912
1,000,078	Household Finance Corp.	8.00	07/15/10	1,091,232
380,000	International Lease Finance Corp.	4.50	05/01/08	373,636
1,388,000	JP Morgan Chase & Co.	5.75	01/02/13	1,397,284
1,500,000	Merrill Lynch & Co. MTN	5.00	02/03/14	1,438,532
1,700,000	Metlife, Inc.	5.00	11/24/13	1,631,669
1,700,000	Morgan Stanley	4.75	04/01/14	1,586,088
665,000	Oracle Corp./Ozark Holdings(b)	5.25	01/15/16	637,930

	TOTAL CORPORATE BONDS (Cost $18,575,227)			18,025,033

TAX-EXEMPT SECURITIES — 1.55%
530,000	California State Economic Recovery, Special Sales Tax Revenue Bonds, Series A, (FGIC)	5.25	07/01/14	577,631
900,000	Massachusetts Bay Transition Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	970,254

	TOTAL TAX-EXEMPT SECURITIES (Cost $1,565,284)			1,547,885

U.S. GOVERNMENT AGENCY BONDS & NOTES — 6.75%
	FANNIE MAE — 2.61%
2,500,000	MTN	6.25	02/01/11	2,592,757

	FREDDIE MAC — 1.83%
1,615,799		6.25	07/15/32	1,824,551

See Notes to Financial Statements.

30

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Income Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY BONDS & NOTES — (continued)
	RESOLUTION FUNDING CORPORATION —2.31%
$4,851,000	Principal Only STRIPS	0.00%	07/15/20	$2,299,044

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $6,536,011)			6,716,352

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 43.83%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 13.44%
21,055	Pool # C74339	5.00	12/01/32	20,098
165,564	Pool # C74469	5.00	12/01/32	158,040
37,007	Pool # C74676	5.00	12/01/32	35,325
2,736,460	Pool # E96460	5.00	05/01/18	2,672,057
5,000,000	Pool # G18105	5.00	03/01/21	4,873,391
598,875	Pool # M80779	5.00	11/01/09	593,770
2,340,762	Pool # M80812	4.50	04/01/10	2,298,541
2,750,000	TBA	5.50	04/01/21	2,731,094

				13,382,316

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 23.63%
12,012	Pool # 190319	6.50	02/01/32	12,289
267,842	Pool # 251502	6.50	02/01/13	274,109
12,008	Pool # 252212	6.50	01/01/29	12,312
109,090	Pool # 252806	7.50	10/01/29	114,103
9,171	Pool # 254406	6.50	08/01/32	9,376
238,620	Pool # 443194	5.50	10/01/28	233,905
5,788	Pool # 450846	5.50	12/01/28	5,674
425,885	Pool # 452035	5.50	11/01/28	417,469
2,811	Pool # 454758	5.50	12/01/28	2,755
5,154	Pool # 485994	5.50	01/01/29	5,053
5,439	Pool # 502922	6.50	07/01/29	5,576
1,656	Pool # 509676	6.50	08/01/29	1,698
6,004	Pool # 535506	6.50	08/01/30	6,155
3,964	Pool # 535911	6.50	05/01/31	4,056
17,197	Pool # 535923	6.50	05/01/31	17,594
7,082	Pool # 535933	6.50	05/01/31	7,246
4,020	Pool # 545264	6.50	09/01/31	4,113
20,255	Pool # 545759	6.50	07/01/32	20,709
1,625	Pool # 547757	6.50	11/01/30	1,663
2,864	Pool # 556702	6.50	11/01/30	2,930
20,217	Pool # 559894	6.50	04/01/31	20,684
644,716	Pool # 561435	5.50	11/01/29	631,976
3,443	Pool # 562567	6.50	02/01/31	3,522
311,144	Pool # 578543	5.50	04/01/31	304,645
3,853	Pool # 583053	6.50	05/01/31	3,942
114,412	Pool # 627259	5.50	02/01/32	111,950
1,210,088	Pool # 632551	5.50	02/01/32	1,184,055
567,481	Pool # 632576	5.50	02/01/32	555,627
429,482	Pool # 645136	6.50	06/01/32	439,106
5,650	Pool # 662505	6.50	10/01/32	5,777
266,101	Pool # 694655	5.50	04/01/33	260,265
1,751,999	Pool # 704440	5.00	05/01/18	1,711,537
73,243	Pool # 710585	5.50	05/01/33	71,637

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$ 370,636	Pool # 735224	5.50%	02/01/35	$362,508
2,033,158	Pool # 777206	4.00	05/01/19	1,903,763
1,746,409	Pool # 786423 ARM(a)	4.62	07/01/34	1,723,203
496,550	Pool # 797680	4.50	10/01/35	459,339
584,334	Pool # 805373	4.50	01/01/35	540,545
2,518,716	Pool # 805386 ARM(a)	4.90	01/01/35	2,491,599
1,928,673	Pool # 822799	4.50	04/01/35	1,779,697
6,471,852	Pool # 829321	4.50	09/01/35	5,971,946
1,974,642	Pool # 844797	4.50	10/01/35	1,822,115

				23,518,223

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 6.76%
49,464	Pool # 434772	9.00	06/15/30	53,856
63,609	Pool # 471660	7.50	03/15/28	66,797
151,962	Pool # 472028	6.50	05/15/28	157,731
92,507	Pool # 475847	6.50	06/15/28	96,019
2,950	Pool # 479087	8.00	01/15/30	3,155
50,176	Pool # 479088	8.00	01/15/30	53,657
137,474	Pool # 503711	7.00	05/15/29	143,397
42,435	Pool # 525556	8.00	01/15/30	45,379
11,403	Pool # 525945	9.00	07/15/30	12,416
306,312	Pool # 575441	6.50	12/15/31	317,668
892,151	Pool # 598127	5.50	03/15/18	892,696
1,697,729	Pool # 607668	5.50	02/15/18	1,698,764
906,516	Pool # 615639	4.50	09/15/33	854,069
198,674	Pool # 780086	8.50	11/15/17	212,515
598,101	Pool # 780548	8.50	12/15/17	639,766
472,875	Pool # 780865	9.50	11/15/17	516,707
231,920	Pool # 781036	8.00	10/15/17	245,486
356,097	Pool # 781084	9.00	12/15/17	381,816
36,156	Pool # 80185 ARM(a)	4.38	04/20/28	36,204
173,108	Pool # 80205 ARM(a)	4.38	06/20/28	173,352
134,399	Pool # 80311 ARM(a)	4.50	08/20/29	134,288

				6,735,738

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $44,346,908)			43,636,277

U.S. GOVERNMENT SECURITIES — 8.29%
	U.S. TREASURY PRINCIPAL ONLY STRIPS — 0.79%
1,400,000		0.00	11/15/17	782,586
118		0.00	02/15/20	59

				782,645

See Notes to Financial Statements.

31

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Income Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY INFLATION PROTECTED BONDS — 2.69%
$ 445,000		3.50%	01/15/11	$535,951
2,050,000		2.00	01/15/14	2,147,208

				2,683,159

	U.S. TREASURY NOTES — 4.81%
$5,000,000	(c)	3.63	01/15/10	4,793,359

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $8,519,807)			8,259,163

Shares
REGISTERED INVESTMENT COMPANIES — 5.91%
2,942,667	Dreyfus Government Cash Management Fund			2,942,667
2,942,667	Fidelity U.S. Treasury II Fund			2,942,667

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $5,885,334)			5,885,334

TOTAL INVESTMENTS (Cost $101,428,350)(d)	99.90%	$99,478,908
OTHER ASSETS IN EXCESS OF LIABILITIES	0.10	95,173

NET ASSETS	100.00%	$99,574,081

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $637,930 or 0.64% of net assets.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
$419,150	$(2,368,592)	$(1,949,442)

ARM—Adjustable Rate Mortgage

FGIC—Financial Guaranty Insurance Corp.

llc—Limited Liability Company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

plc—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	58.87%	$58,611,792
Corporate Bonds	18.10	18,025,033
Commercial Mortgage-Backed Securities	8.28	8,245,926
Collateralized Mortgage Obligations	7.19	7,162,938
Registered Investment Companies	5.91	5,885,334
Tax-Exempt Securities	1.55	1,547,885

Total Investments	99.90%	$99,478,908
Other Assets in Excess of Liabilities	0.10	95,173

Net Assets	100.00%	$99,574,081

See Notes to Financial Statements.

32

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

Total Return Bond Fund

Principal Amount		Rate	Maturity Date	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.12%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 8.16%
$1,847,344	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50%	07/25/34	$1,813,357
2,283,035	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.80	08/25/34	2,234,345
5,493,027	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	5,328,105
1,903,596	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(a)	4.55	02/25/35	1,856,575

				11,232,382

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 1.58%
2,163,687	1602 PH	6.00	04/15/23	2,168,608

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 3.38%
3,000,000	1997-M5 C	6.74	08/25/07	3,038,348
1,650,000	2003-17 QT	5.00	08/25/27	1,620,333

				4,658,681

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $18,436,431)			18,059,671

COMMERCIAL MORTGAGE-BACKED SECURITIES — 19.61%
3,635,042	Asset Securitization Corp., 1997-D4 A4(a)	7.00	04/14/29	3,881,234
1,020,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	967,273
831,626	DLJ Commercial Mortgage Corp., 2000-CF1 A1A	7.45	06/10/33	834,663
1,760,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	1,729,290
1,030	LB Commercial Conduit Mortgage Trust, 1999-C1 A1	6.41	06/15/31	1,030
1,071,155	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,026,387

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$1,476,776	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15%	06/15/06	$1,474,274
3,828,624	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	3,923,706
2,624,113	Nomura Asset Securities Corp., 1998-D6 A4(a)	6.92	03/15/30	2,944,197
5,162,189	Salomon Brothers Mortgage Securities VII, 2001-C2 A2	6.17	02/13/10	5,223,354
3,260,783	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	3,402,160
1,600,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	1,584,648

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $26,812,933)			26,992,216

CORPORATE BONDS — 34.56%
1,500,000	America Movil S.A. de C.V.	5.50	03/01/14	1,437,588
1,200,000	America Movil S.A. de C.V.	6.38	03/01/35	1,128,280
3,743,000	American Express Co.	5.50	09/12/06	3,750,819
3,183,350	Bank One Corp.	7.88	08/01/10	3,471,176
2,135,000	Bear Stearns Co., Inc.	5.70	11/15/14	2,127,124
1,455,000	Bottling Group llc	5.50	04/01/16	1,436,313
1,000,000	British Telecommunications plc	8.88	12/15/30	1,279,281
1,375,000	CIT Group, Inc.	5.88	10/15/08	1,391,225
800,000	Citigroup, Inc.	6.63	06/15/32	856,681
1,296,000	DaimlerChrysler NA Holding Corp.	6.40	05/15/06	1,297,600
1,500,000	DaimlerChrysler NA Holding Corp.	4.05	06/04/08	1,453,503
1,001,407	Deutsche Telekom International Finance, Multi-Coupon Bond	8.50	06/15/10	1,090,567
1,500,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.25	06/15/30	1,794,347
800,000	Devon Financing Corp.	6.88	09/30/11	848,182
700,000	Ford Motor Credit Co.	5.80	01/12/09	639,280

See Notes to Financial Statements.

33

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

Total Return Bond Fund  — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$5,205,208	General Electric Capital Corp. MTN	6.00%	06/15/12	$5,345,713
2,060,922	Household Finance Corp.	8.00	07/15/10	2,248,769
2,300,000	International Lease Finance Corp.	4.50	05/01/08	2,261,482
3,277,000	Lehman Brothers Holdings	4.00	01/22/08	3,204,532
1,000,000	Merrill Lynch & Co. MTN	5.00	02/03/14	959,021
885,000	Metlife, Inc.	5.00	11/24/13	849,427
885,000	Morgan Stanley	4.75	04/01/14	825,699
1,500,000	Nisource Finance Corp.	7.88	11/15/10	1,627,059
1,470,000	Oracle Corp./Ozark Holdings(b)	5.25	01/15/16	1,410,161
1,430,000	Sprint Capital Corp.	8.38	03/15/12	1,615,757
1,000,000	TCI Communications, Inc.	9.80	02/01/12	1,178,418
1,030,000	Time Warner Cos., Inc.	7.25	10/15/17	1,102,156
1,000,000	Wal-Mart Stores	4.13	02/15/11	946,762

	TOTAL CORPORATE BONDS (Cost $47,960,139)			47,576,922

TAX-EXEMPT SECURITIES — 3.49%
2,000,000	Arizona State, Water Infrastructure Finance Authority, Revenue Bonds, Series A	5.00	10/01/16	2,125,000
1,800,000	California State, Infrastructure & Economic Development Bank, Revenue Bonds, Bay Area Toll Bridges Project, Series A	5.25	07/01/16	1,942,434
690,000	Massachusetts Bay Transition Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	743,861

	TOTAL TAX-EXEMPT SECURITIES (Cost $4,943,196)			4,811,295

U.S. GOVERNMENT AGENCY BONDS & NOTES — 2.32%
	FREDDIE MAC — 2.32%
2,824,201		6.25	07/15/32	3,189,071

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $3,175,132)			3,189,071

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 9.21%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 8.51%
$74,009	Pool # 190319	6.50%	02/01/32	$75,720
73,989	Pool # 252212	6.50	01/01/29	75,862
56,507	Pool # 254406	6.50	08/01/32	57,773
33,512	Pool # 502922	6.50	07/01/29	34,357
10,204	Pool # 509676	6.50	08/01/29	10,461
36,994	Pool # 535506	6.50	08/01/30	37,926
24,426	Pool # 535911	6.50	05/01/31	24,989
105,957	Pool # 535923	6.50	05/01/31	108,406
43,635	Pool # 535933	6.50	05/01/31	44,644
24,768	Pool # 545264	6.50	09/01/31	25,341
11,710	Pool # 545697	6.50	06/01/32	11,973
17,967	Pool # 545699	6.50	06/01/32	18,370
124,807	Pool # 545759	6.50	07/01/32	127,604
10,014	Pool # 547757	6.50	11/01/30	10,245
17,647	Pool # 556702	6.50	11/01/30	18,054
124,566	Pool # 559894	6.50	04/01/31	127,445
21,214	Pool # 562567	6.50	02/01/31	21,704
3,810	Pool # 581332	6.50	05/01/31	3,898
23,739	Pool # 583053	6.50	05/01/31	24,288
5,533	Pool # 591237	6.50	08/01/31	5,661
2,231,714	Pool # 618322	6.00	12/01/31	2,234,688
34,815	Pool # 662505	6.50	10/01/32	35,596
1,965,054	Pool # 702861	5.00	04/01/18	1,919,671
66,235	Pool # 735224	5.50	02/01/35	64,782
1,056,045	Pool # 781859	4.50	12/01/34	976,907
123,917	Pool # 805373	4.50	01/01/35	114,630
1,208,051	Pool # 805386 ARM(a)	4.90	01/01/35	1,195,045
2,667,646	Pool # 815479	4.50	03/01/35	2,461,588
1,380,769	Pool # 819361	4.50	04/01/35	1,273,616
589,044	Pool # 820492	5.50	05/01/35	575,144

				11,716,388

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.70%
3,811	Pool # 356873	6.50	05/15/23	3,942
18,179	Pool # 479087	8.00	01/15/30	19,440
309,162	Pool # 479088	8.00	01/15/30	330,607
222,776	Pool # 80185 ARM(a)	4.38	04/20/28	223,070
130,230	Pool # 80205 ARM(a)	4.38	06/20/28	130,414
256,207	Pool # 80311 ARM(a)	4.50	08/20/29	255,995

				963,468

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $13,025,164)			12,679,856

See Notes to Financial Statements.

34

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

Total Return Bond Fund  — (continued)

Principal Amount	Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — 10.85%
	U.S. TREASURY PRINCIPAL ONLY STRIPS — 3.91%
$3,500,000	0.00%	11/15/17	$1,956,465
6,893,882	0.00	02/15/20	3,419,848

			5,376,313

	U.S. TREASURY INFLATION PROTECTED BONDS — 1.66%
1,800,000	3.88	01/15/09	2,278,662

	U.S. TREASURY NOTES — 5.28%
6,000,000	3.63	01/15/10	5,752,032
1,635,000	4.50	02/15/36	1,534,089

			7,286,121

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $15,507,845)		14,941,096

Shares
REGISTERED INVESTMENT COMPANIES — 6.47%
4,454,619	Dreyfus Government Cash Management Fund		4,454,619
4,454,619	Fidelity U.S. Treasury II Fund		4,454,619

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $8,909,238)		8,909,238

TOTAL INVESTMENTS (Cost $138,770,078)(c)	99.63%	$137,159,365
OTHER ASSETS IN EXCESS OF LIABILITIES	0.37	513,602

NET ASSETS	100.00%	$137,672,967

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $1,410,161 or 1.02% of net assets.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,356,626	$(2,967,339)	$(1,610,713)

ARM—Adjustable Rate Mortgage

llc—Limited Liability Company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

plc—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Corporate Bonds	34.56%	$47,576,922
U.S. Government & Agency Securities	22.38	30,810,023
Commercial Mortgage-Backed Securities	19.61	26,992,216
Collateralized Mortgage Obligations	13.12	18,059,671
Registered Investment Companies	6.47	8,909,238
Tax-Exempt Securities	3.49	4,811,295

Total Investments	99.63%	$137,159,365
Other Assets in Excess of Liabilities	0.37	513,602

Net Assets	100.00%	$137,672,967

See Notes to Financial Statements.

35

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Equity Core Fund

Shares		Value
COMMON STOCKS — 92.23%
	CONSUMER DISCRETIONARY — 16.87%
41,105	Autozone, Inc.(a)	$4,097,758
132,499	Dillards, Inc., Class A	3,450,274
132,143	Eastman Kodak Co.	3,758,147
162,500	Furniture Brands International, Inc.	3,982,875
104,164	John Wiley & Sons, Class A	3,942,607
80,000	Life Time Fitness, Inc.(a)	3,748,000
166,000	Sotheby’s Holdings, Inc., Class A(a)	4,820,641
108,770	Timberland Co., Class A(a)	3,723,197

		31,523,499

	CONSUMER STAPLES — 4.31%
93,806	Anheuser Busch Cos., Inc.	4,012,083
63,278	Wm. Wrigley Jr. Co.	4,049,792

		8,061,875

	ENERGY — 7.41%
57,100	Apache Corp.	3,740,621
72,294	Exxon Mobil Corp.	4,399,813
74,032	Suncor Energy, Inc.	5,701,944

		13,842,378

	FINANCIAL — 13.10%
117,427	American Capital Strategies Ltd.	4,128,733
48	Berkshire Hathaway, Inc., Class A(a)	4,336,800
26,184	Lehman Brothers Holding, Inc.	3,784,374
84,659	Leucadia National Corp.	5,050,756
110,713	North Fork Bancorporation, Inc.	3,191,856
91,354	RenaissanceRe Holdings Ltd.	3,984,861

		24,477,380

	HEALTH CARE — 9.33%
68,353	Johnson & Johnson	4,047,865
75,331	Medtronic, Inc.	3,823,048
77,325	Novo-Nordisk A/S ADR	4,801,109
64,099	Roche Holdings Ltd. ADR	4,760,152

		17,432,174

Shares		Value
COMMON STOCKS — (continued)
	INDUSTRIALS — 9.83%
1,930,962	Bombardier, Inc., Class B(a)	$5,622,961
82,500	Canadian National Railway Co.	3,735,600
115,682	General Electric Co.	4,023,420
310,700	Quanta Services, Inc.(a)	4,977,414

		18,359,395

	INFORMATION TECHNOLOGY — 7.51%
933,293	3com Corp.(a)	4,778,460
112,577	Analog Devices, Inc.	4,310,573
151,407	National Instruments Corp.	4,938,897

		14,027,930

	RAW/INTERMEDIATE MATERIALS — 13.22%
97,537	Aracruz Cellulose S.A. ADR	5,163,609
94,404	E.I. Du Pont de Nemours & Co.	3,984,793
55,801	Monsanto Co.	4,729,135
52,850	Nucor Corp.	5,538,151
61,000	Vulcan Materials Co.	5,285,650

		24,701,338

	REAL ESTATE — 2.27%
67,592	St. Joe Co.	4,247,481

	UTILITIES — 8.38%
274,996	AES Corp.(a)	4,691,432
224,593	Centerpoint Energy, Inc.	2,679,394
395,821	EL Paso Corp.	4,769,643
255,200	Sierra Pacific Resources(a)	3,524,312

		15,664,781

	TOTAL COMMON STOCKS (Cost $148,821,548)	172,338,231

FOREIGN COMMON STOCKS — 2.43%
	GERMANY — 2.43%
82,507	Bayerische Motoren Werke AG	4,544,011

	TOTAL FOREIGN COMMON STOCKS (Cost $3,702,066)	4,544,011

See Notes to Financial Statements.

36

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Equity Core Fund  — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 5.79%
$10,818,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $10,821,065 (collateralized by U.S. Treasury Note, par value $8,103,000, 8.125%, maturing 08/15/21; total market value $10,898,014)	$10,818,000

	TOTAL REPURCHASE AGREEMENT (Cost $10,818,000)	10,818,000

TOTAL INVESTMENTS (Cost $163,341,614)(b)	100.45%	$187,700,242
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.45)	(845,844)

NET ASSETS	100.00%	$186,854,398

(a)	Non-income producing security.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
$26,252,304	$(1,893,676)	$24,358,628

ADR—American Depository Receipt

Ltd.—Limited

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	19.30%	$36,067,510
Raw/Intermediate Materials	13.22	24,701,338
Financial	13.10	24,477,380
Industrials	9.83	18,359,395
Health Care	9.33	17,432,174
Utilities	8.38	15,664,781
Information Technology	7.51	14,027,930
Energy	7.41	13,842,378
Repurchase Agreement	5.79	10,818,000
Consumer Staples	4.31	8,061,875
Real Estate	2.27	4,247,481

Total Investments	100.45%	$187,700,242
Liabilities in Excess of Other Assets	(0.45)	(845,844)

Net Assets	100.00%	$186,854,398

See Notes to Financial Statements.

37

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

Mid Cap Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 97.44%
	CONSUMER DISCRETIONARY — 26.05%
90,000	Autozone, Inc.(a)	$8,972,100
126,600	Black & Decker Corp.	11,000,274
745,000	Blockbuster, Inc.	2,667,100
229,661	Callaway Golf Co.	3,950,169
95,000	Centex Corp.	5,889,050
325,000	Constellation Brands, Inc.(a)	8,141,250
270,000	EchoStar Communications, Inc.(a)	8,064,900
170,000	Limited Brands	4,158,200
42,000	Morgans Hotel Group(a)	741,720
379,700	Onex Corp.	6,998,251
210,000	Sherwin-Williams Co.	10,382,400
294,700	Tempur-Pedic International, Inc.(a)	4,170,005
300,000	TJX Cos., Inc.	7,446,000
208,000	Zale Corp.(a)	5,830,240

		88,411,659

	CONSUMER STAPLES — 2.34%
205,000	Dean Foods Co.(a)	7,960,150

	ENERGY — 12.45%
130,000	Cimarex Energy Co.	5,623,800
217,000	Devon Energy Corp.	13,273,890
153,700	Noble Corp.	12,465,070
117,600	Occidental Petroleum Corp.	10,895,640

		42,258,400

	FINANCIAL — 15.21%
167,300	Ace Ltd.	8,701,273
200,000	CIT Group, Inc.	10,704,000
250,000	Doral Financial Corp.	2,887,500
50,000	First Marblehead Corp.	2,162,500
73,000	Lehman Brothers Holding, Inc.	10,550,690
125,000	Leucadia National Corp.	7,457,500
75,000	RenaissanceRe Holdings Ltd.	3,271,500
270,000	Sovereign Bancorp, Inc.	5,915,700

		51,650,663

	HEALTH CARE — 5.58%
415,000	Health Management Associates, Inc., Class A	8,951,550
215,000	Shire Pharmaceuticals plc ADR	9,995,350

		18,946,900

Shares		Value
COMMON STOCKS — (continued)
	INDUSTRIALS — 15.69%
51,500	Autoliv, Inc.	$2,913,870
235,000	Brink’s Co.	11,928,600
265,000	Empresa Brasileira de Aeronautica	9,765,250
	S.A. ADR
123,700	Lincoln Electric Holdings, Inc.	6,678,563
210,000	Mueller Industries, Inc.	7,494,900
420,000	United Rentals, Inc.(a)	14,490,000

		53,271,183

	INFORMATION TECHNOLOGY — 7.21%
190,000	Electronic Data Systems Corp.	5,097,700
280,400	Harris Corp.	13,260,116
580,000	Symbol Technologies, Inc.	6,136,400

		24,494,216

	RAW/INTERMEDIATE MATERIALS — 7.11%
233,800	Aracruz Cellulose S.A. ADR	12,377,372
225,000	Cabot Microelectronics Corp.(a)	8,347,500
350,000	International Coal Group, Inc.(a)	3,409,000

		24,133,872

	REAL ESTATE — 2.34%
126,600	St. Joe Co.	7,955,544

	UTILITIES — 3.46%
406,800	EL Paso Corp.	4,901,940
320,000	Williams Cos., Inc.	6,844,800

		11,746,740

	TOTAL COMMON STOCKS (Cost $208,393,057)	330,829,327

FOREIGN COMMON STOCKS — 1.94%
	NETHERLANDS — 1.94%
99,500	Hunter Douglas NV	6,598,774

	TOTAL FOREIGN COMMON STOCKS (Cost $3,662,399)	6,598,774

CONVERTIBLE PREFERRED STOCKS — 0.14%
	CONSUMER DISCRETIONARY — 0.14%
500	Blockbuster, Inc., Preferred Exchange, 7.50%(b)	465,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $500,000)	465,000

See Notes to Financial Statements.

38

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

Mid Cap Value and Restructuring Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 0.44%
$1,484,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $1,484,420 (collateralized by U.S. Treasury Note, par value $1,112,000, 8.125%, maturing 08/15/21; total market value $1,494,979)	$1,484,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,484,000)	1,484,000

TOTAL INVESTMENTS (Cost $214,039,456)(c)	99.96%	$339,377,101
OTHER ASSETS IN EXCESS OF LIABILITIES	0.04	120,025

NET ASSETS	100.00%	$339,497,126

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $465,000 or 0.14% of net assets.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$130,550,617	$(5,212,972)	$125,337,645

ADR—American Depository Receipt

Ltd.—Limited

plc—public limited company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	28.13%	$95,475,433
Industrials	15.69	53,271,183
Financial	15.21	51,650,663
Energy	12.45	42,258,400
Information Technology	7.21	24,494,216
Raw/Intermediate Materials	7.11	24,133,872
Health Care	5.58	18,946,900
Utilities	3.46	11,746,740
Consumer Staples	2.34	7,960,150
Real Estate	2.34	7,955,544
Repurchase Agreement	0.44	1,484,000

Total Investments	99.96%	$339,377,101
Other Assets in Excess of Liabilities	0.04	120,025

Net Assets	100.00%	$339,497,126

See Notes to Financial Statements.

39

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Value and Restructuring Fund

Shares		Value
COMMON STOCKS — 95.72%
	CONSUMER DISCRETIONARY — 16.31%
1,700,000	Avon Products, Inc.	$52,989,000
2,150,000	Black & Decker Corp.	186,813,500
2,400,000	CBS Corp., Class B	57,552,000
2,750,000	Centex Corp.	170,472,500
1,800,000	EchoStar Communications, Inc.(a)	53,766,000
1,000,000	Harman International Industries, Inc.	111,130,000
2,000,000	Interpublic Group of Companies, Inc.(a)(b)	19,120,000
2,100,000	Leggett & Platt, Inc.	51,177,000
2,000,000	Liberty Media Corp., Class A(a)	16,420,000
714,340	Morgans Hotel Group(a)	12,615,244
2,600,000	Newell Rubbermaid, Inc.	65,494,000
2,750,000	TJX Cos., Inc.	68,255,000
5,750,000	XM Satellite Radio Holdings, Inc., Class A(a)	128,052,500
2,250,000	Zale Corp.(a)	63,067,500

		1,056,924,244

	CONSUMER STAPLES — 4.00%
1,750,000	ConAgra Foods, Inc.	37,555,000
2,475,000	Dean Foods Co.(a)	96,104,250
1,000,000	Kraft Foods, Inc., Class A	30,310,000
2,010,000	Loews Corp. - Carolina Group	95,012,700

		258,981,950

	ENERGY — 13.35%
1,650,000	Burlington Resources, Inc.	151,651,500
1,450,000	ConocoPhillips	91,567,500
2,250,000	Devon Energy Corp.(b)	137,632,500
1,500,000	Mariner Energy, Inc.(a)	30,765,000
2,000,000	Noble Energy, Inc.	87,840,000
1,775,000	Petrobras ADR	153,839,250
2,000,000	Petrohawk Energy Corp.(a)	27,400,000
2,900,000	Rossetta Resources, Inc.(a)	52,084,000
1,900,000	Todco, Class A	74,879,000
1,425,000	W&T Offshore, Inc.	57,441,750

		865,100,500

	FINANCIAL — 18.00%
2,000,000	Ace Ltd.	104,020,000
2,800,000	Amvescap plc ADR	52,808,000
2,250,000	Apollo Investment Corp.(c)	40,072,500

Shares		Value
COMMON STOCKS — (continued)
	FINANCIAL — (continued)
1,889,800	Castlepoint Holdings Ltd. ADR(a)(d)	$18,898,000
900,000	CIT Group, Inc.	48,168,000
2,125,000	Citigroup, Inc.	100,385,000
2,500,000	Doral Financial Corp.	28,875,000
1,350,000	Freddie Mac	82,350,000
1,850,000	JP Morgan Chase & Co.	77,034,000
675,000	Lehman Brothers Holding, Inc.	97,557,750
750,000	Loews Corp.	75,900,000
2,250,000	Marsh & McLennan Cos., Inc.	66,060,000
3,000,000	MCG Capital Corp.	42,330,000
1,675,000	Metlife, Inc.	81,019,750
1,800,000	Morgan Stanley	113,076,001
900,000	PNC Financial Services Group, Inc.	60,579,000
2,650,000	Primus Guaranty Ltd.(a)	29,547,500
1,150,000	Washington Mutual, Inc.	49,013,000

		1,167,693,501

	HEALTH CARE — 4.68%
1,800,000	AmerisourceBergen Corp.	86,886,000
2,225,000	Baxter International, Inc.	86,352,250
1,350,000	Bristol-Myers Squibb Co.	33,223,500
1,350,000	HCA, Inc.	61,816,500
725,000	Wyeth	35,177,000

		303,455,250

	INDUSTRIALS — 12.60%
2,725,000	AGCO Corp.(a)	56,516,500
900,000	Aries Maritime Transport Ltd.	12,573,000
925,000	Arlington Tankers	21,275,000
3,500,000	Cendant Corp.	60,725,000
1,000,000	Copa Holdings S.A., Class A(a)	22,850,000
1,350,000	Deluxe Corp.	35,329,500
2,050,000	Empresa Brasileira de Aeronautica S.A. ADR	75,542,500
3,000,000	Gol Linhas Aereas Inteligentes S.A. ADR	80,400,000
1,550,000	Ryder Systems, Inc.	69,409,000
2,600,000	Tyco International Ltd.	69,888,000
1,200,000	Union Pacific Corp.	112,020,000
3,500,000	United Rentals, Inc.(a)	120,750,000
1,375,000	United Technologies Corp.	79,708,750

		816,987,250

See Notes to Financial Statements.

40

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Value and Restructuring Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 5.38%
3,600,000	Harris Corp.	$170,244,000
725,000	International Business Machines Corp.	59,790,750
3,000,000	Nokia Oyj ADR	62,160,000
1,600,000	Plantronics, Inc.	56,688,000

		348,882,750

	RAW/INTERMEDIATE MATERIALS — 11.95%
2,000,000	Alpha Natural Resources, Inc.(a)	46,280,000
2,950,000	Celanese Corp., Class A	61,861,500
2,200,000	CF Industries Holdings, Inc.	37,378,000
1,075,000	CNX Gas Corp.(a)	27,950,000
2,175,000	Consol Energy, Inc.	161,298,000
825,000	Eagle Materials, Inc., Class B	52,626,750
1,450,000	Foundation Coal Holdings, Inc.	59,653,000
3,100,000	International Coal Group, Inc.(a)	30,194,000
1,182,694	Lafarge Corp.	99,346,296
944,900	Pinnacle Gas Resources, Inc.(a)(d)	10,393,900
1,275,000	PPG Industries, Inc.	80,771,250
850,000	Southern Copper Corp.	71,808,000
2,050,000	Tronox, Inc.	34,768,000

		774,328,696

	REAL ESTATE — 2.83%
3,275,715	Diamondrock Hospitality Co.	45,237,624
1,200,000	Fieldstone Investment Corp.	14,160,000
2,900,000	Friedman Billings Ramsey Group, Inc., Class A	27,202,000
1,700,000	Host Marriott Corp.	36,380,000
2,000,000	Peoples Choice Financial Corp.(a)(d)	11,000,000
600,000	Taberna Realty Finance Trust(d)	7,950,000
850,000	Ventas, Inc.	28,203,000
1,500,000	Vintage Wine Trust, Inc.(d)	13,500,000

		183,632,624

Shares		Value
COMMON STOCKS — (continued)
	TELECOMMUNICATION — 4.21%
5,225,000	America Movil S.A. de C.V., Series L ADR	$179,008,500
2,408,254	Sprint Nextel Corp.	62,229,283
2,400,000	Valor Communications, Inc.	31,584,000

		272,821,783

	UTILITIES — 2.41%
1,300,000	Centerpoint Energy, Inc.	15,509,000
1,325,000	Duke Energy Corp.	38,623,750
5,000,000	EL Paso Corp.	60,250,000
649,275	Public Service Enterprise Group, Inc.	41,579,571

		155,962,321

	TOTAL COMMON STOCKS (Cost $4,103,263,208)	6,204,770,869

FOREIGN COMMON STOCKS — 1.47%
	GERMANY — 0.82%
1,400,000	Lanxess AG(a)	52,774,176

	ITALY — 0.65%
5,000,000	Enel S.p.A	42,254,747

	TOTAL FOREIGN COMMON STOCKS (Cost $75,072,487)	95,028,923

CONVERTIBLE PREFERRED STOCKS — 1.02%
	CONSUMER DISCRETIONARY — 0.79%
1,700,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	51,085,000

	RAW/INTERMEDIATE MATERIALS — 0.23%
500,000	Celanese Corp., Preferred Exchange, 4.25%	15,125,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $79,293,818)	66,210,000

See Notes to Financial Statements.

41

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Value and Restructuring Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 2.48%
$160,785,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $160,830,556 (collateralized by U.S. Treasury Note, par value $120,438,000, 8.125%, maturing 08/15/21; total market value $161,974,138)	$160,785,000

	TOTAL REPURCHASE AGREEMENT (Cost $160,785,000)	160,785,000

TOTAL INVESTMENTS (Cost $4,418,414,513)(e)	100.69%	$6,526,794,792
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.69)	(44,777,900)

NET ASSETS	100.00%	$6,482,016,892

(a)	Non-income producing security.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Registered Investment Company
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $61,741,900 or 0.95% of net assets.
(e)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$2,228,495,581	$(120,115,302)	$2,108,380,279

ADR—American Depository Receipt

Ltd.—Limited

plc—public limited company

Contracts		Value
CALL OPTIONS WRITTEN (0.00%):
(4,468)	Devon Energy, Expires 04/25/06, strike price 70 (Premiums received $1,760,972)	$(22,340)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	18.00%	$1,167,693,501
Consumer Discretionary	17.10	1,108,009,244
Industrials	13.42	869,761,426
Energy	13.35	865,100,500
Raw/Intermediate Materials	12.18	789,453,696
Information Technology	5.38	348,882,750
Health Care	4.68	303,455,250
Telecommunication	4.21	272,821,783
Consumer Staples	4.00	258,981,950
Utilities	3.06	198,217,068
Real Estate	2.83	183,632,624
Repurchase Agreement	2.48	160,785,000

Total Investments	100.69%	$6,526,794,792
Liabilities in Excess of Other Assets	(0.69)	(44,777,900)

Net Assets	100.00%	$6,482,016,892

See Notes to Financial Statements.

42

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Emerging Markets Fund

Shares		Value
COMMON STOCKS — 86.32%
	ARGENTINA — 1.23%
931,800	Telecom Argentina S.A. ADR(a)	$12,616,572

	BRAZIL — 6.56%
841,674	Arcelor Brazil S.A.	13,094,004
215,700	Companhia Vale do Rio Doce S.A.	10,490,818
272,500	Diagnosticos da America S.A.(a)	7,017,221
334,800	Gol Linhas Aereas Inteligentes S.A. ADR	8,972,640
441,700	Telemar Norte Leste S.A.(a)	11,507,071
215,400	Uniao de Bancos Brasileiros S.A.	15,920,215

		67,001,969

	CHINA — 11.85%
23,275,000	Bank of Communications Ltd., Class H (Hong Kong)(a)	14,596,964
27,271,300	Chaoda Mordern Agriculture Holdings Ltd. (Hong Kong)	21,413,143
42,614,000	China Construction Bank, Class H (Hong Kong)(a)	19,847,373
584,297	China Mobile Ltd. ADR (Hong Kong)	15,507,242
19,128,000	China Petroleum & Chemical Corp., Class H (Hong Kong)	11,164,240
17,823,252	Far East Consortium Int’L Ltd. (Hong Kong)	8,236,881
13,868,400	People’s Food Holdings Ltd.	11,066,073
122,400	PetroChina Co. Ltd. ADR	12,845,880
8,447,000	Texwinca Holdings Ltd. (Hong Kong)	6,477,677

		121,155,473

	COLUMBIA — 0.99%
288,800	Bancolombia S.A. ADR	10,079,120

	CZECH REPUBLIC — 0.90%
430,467	Cesky Telecom A.S.(a)	9,184,999

	HUNGARY — 1.10%
997,100	BorsodChem Rt.	11,200,435

Shares		Value
COMMON STOCKS — (continued)
	INDIA — 4.79%
296,950	ICICI Bank Ltd. ADR	$8,219,576
213,700	India Fund, Inc.(b)	10,791,850
201,900	State Bank of India GDR(c)	10,721,489
655,700	Suzlon Energy Ltd.	19,229,560

		48,962,475

	INDONESIA — 2.82%
25,845,200	PT Indocement Tunggal Prakarsa Tbk(a)	12,852,458
20,973,200	PT Telekomunikasi Indonesia Tbk	15,946,536

		28,798,994

	MALAYSIA — 2.92%
1,623,600	Genting Berhad	10,488,171
5,717,150	Public Bank Berhad	10,014,833
3,701,900	Telekom Malaysia Berhad	9,392,557

		29,895,561

	MEXICO — 8.01%
428,100	America Movil S.A. de C.V., Series L ADR	14,666,706
197,039	Cemex S.A. de C.V. ADR	12,862,706
183,300	Grupo Aeroportuario del Pacifico S.A. de C.V. ADR(a)	5,856,435
801,355	Grupo Elektra S.A.	8,065,108
2,124,100	Grupo Televisa S.A.	8,443,688
363,380	Telefonos de Mexico S.A. de C.V., Series L ADR	8,168,782
1,986,343	Urbi Desarrollos Urbanos S.A. de C.V.(a)	15,047,279
3,288,996	Wal-Mart de Mexico S.A. de C.V.(a)	8,811,970

		81,922,674

	POLAND — 2.25%
497,000	KGHM Polska Miedz S.A.	12,697,857
967,373	Powszechna Kasa Oszczednoski Polski Bank S.A.	10,346,279

		23,044,136

See Notes to Financial Statements.

43

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Emerging Markets Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	RUSSIA — 7.61%
210,200	Lukoil Co. ADR	$17,488,639
103,200	MMC Norilsk Nickel ADR	9,731,760
368,100	Mobile TeleSystems ADR	12,184,110
183,900	OAO Gazprom ADR	16,845,240
103,200	Polyus Gold ADR(a)	2,051,616
301,000	RBC Information Systems ADR(a)	9,270,800
530,100	Rostelecom ADR	10,204,425

		77,776,590

	SOUTH AFRICA — 6.66%
2,911,042	African Bank Investments Ltd.	14,215,304
436,200	Gold Fields Ltd. ADR	9,587,676
1,522,224	MTN Group Ltd.	15,152,377
650,402	Nedcor Ltd.	13,556,259
596,116	Telekom South Africa Ltd.	15,514,934

		68,026,550

	SOUTH KOREA — 15.01%
33,857	Amorepacific Corp.	13,247,343
315,502	Hana Financial Group, Inc.	14,941,930
603,638	KT Corp. ADR	12,857,489
388,180	LG Cable Ltd.	14,396,625
104,862	LG Home Shopping, Inc.	9,912,030
11,840	Lotte Chilsung Beverage Co. Ltd.	13,142,853
113,410	NCSoft Corp.(a)	8,315,482
82,470	Samsung Electronic Co. Ltd.	53,264,102
566,985	SK Telecom Co. Ltd. ADR	13,375,176

		153,453,030

	SPAIN — 1.02%
366,058	Repsol YPF S.A.	10,394,829

	TAIWAN — 7.07%
265,029	AU Optronics Corp. ADR	3,951,582
2,417,393	Hon Hai Precision, Inc.	14,930,744
891,700	iShares MSCI Taiwan Index Fund(b)	11,315,673
5,613,453	President Chain Store Corp.	11,892,682
4,851,000	Quanta Computer, Inc.	7,957,621
8,963,443	Synnex Technology International Corp.	9,967,369

Shares		Value

COMMON STOCKS — (continued)
	TAIWAN — (continued)
226,900	Taiwan Semiconductor Manufacturing Co. Ltd.	$445,499
1,176,967	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	11,840,288

		72,301,458

	THAILAND — 1.35%
5,867,900	Advanced Info Service Public Co. Ltd. (Foreign Shares)	13,813,647

	TURKEY — 2.64%
713,640	Akbank T.A.S. ADR(c)	11,986,798
1,112,582	Arcelik A.S.	9,148,916
1,065,000	Turkiye Vakiflar Bankasi T.A.O., Class D(a)	5,830,726

		26,966,440

	UNITED KINGDOM — 0.95%
126,268	Old Mutual plc	439,953
2,652,994	Old Mutual plc (South Africa shares)	9,224,836

		9,664,789

	VENEZUELA — 0.59%
284,599	Compania Anonima Nacional Telefonos de Venezuela ADR	6,027,807

	TOTAL COMMON STOCKS (Cost $614,144,750)	882,287,548

PREFERRED STOCKS — 5.74%
	BRAZIL — 4.50%
376,535	Banco Bradesco S.A.	13,526,015
315,754,000	Companhia Energetica de Minas Gerais	14,400,893
906,800	Petroleo Brasileiro S.A.	18,026,999

		45,953,907

	SOUTH KOREA — 1.24%
230,000	Hyundai Motor Co. Ltd.(c)	12,696,794

	TOTAL PREFERRED STOCKS (Cost $26,997,910)	58,650,701

See Notes to Financial Statements.

44

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Emerging Markets Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 6.11%
$62,458,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $62,475,696 (collateralized by U.S. Treasury Note, par value $46,785,000, 8.125%, maturing 08/15/21; total market value $62,920,009)	$62,458,000

	TOTAL REPURCHASE AGREEMENT (Cost $62,458,000)	62,458,000

TOTAL INVESTMENTS (Cost $703,600,660)(d)	98.17%	$1,003,396,249
OTHER ASSETS IN EXCESS OF LIABILITIES	1.83	18,726,151

NET ASSETS	100.00%	$1,022,122,400

(a)	Non-income producing security
(b)	Registered Investment Company
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $35,405,081 or 3.46% of net assets.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
$307,839,128	$(8,043,539)	$299,795,589

ADR—American Depository Receipt

GDR—Global Depository Receipt

Ltd.—Limited

plc—Public Limited Company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	18.76%	$191,704,549
Telecommunication	18.00	183,936,321
Industrials	15.80	161,482,152
Energy	10.13	103,551,041
Consumer Discretionary	9.20	94,016,541
Raw/Intermediate Materials	6.71	68,622,869
Repurchase Agreement	6.11	62,458,000
Consumer Staples	5.76	58,869,413
Technology	2.39	24,469,897
Investment Companies	2.16	22,107,523
Utilities	1.65	16,845,240
Information Technology	0.81	8,315,482
Health Care	0.69	7,017,221

Total Investments	98.17%	$1,003,396,249
Other Assets in Excess of Liabilities	1.83	18,726,151

Net Assets	100.00%	$1,022,122,400

See Notes to Financial Statements.

45

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

International Equity Fund

Shares		Value
COMMON STOCKS — 96.50%
	AUSTRALIA — 1.10%
11,775	Rio Tinto Ltd.	$664,123

	BELGIUM — 1.22%
5,300	Umicore	733,217

	CANADA — 2.16%
29,500	Rona, Inc.(a)	563,168
9,587	Suncor Energy, Inc.	735,939

		1,299,107

	CHINA — 2.11%
6,400	PetroChina Co. Ltd. ADR	671,680
59,000	Sun Hung Kai Properties Ltd. (Hong Kong)	598,420

		1,270,100

	FINLAND — 1.21%
29,000	Fortum Oyj	730,266

	FRANCE — 8.73%
21,200	AXA S.A.	741,420
9,900	BNP Paribas S.A.	916,096
920	BNP Paribas S.A. (New-Line)(a)	82,548
17,100	Carrefour S.A.	906,690
7,404	Compagnie Generale de Geophysique S.A. (CGG)(a)	1,075,602
8,458	Sanofi-Aventis S.A.	801,953
2,779	TotalFinaElf S.A.	732,543

		5,256,852

	GERMANY — 8.91%
3,800	Adidas-Salomon AG	751,182
12,900	Altana AG	799,397
16,400	Bayerische Motoren Werke AG	903,217
36,600	Deutsche Telecom AG	616,056
10,000	MAN AG	694,965
18,800	Rhoen-Klinikum AG	802,033
44,050	SGL Carbon AG(a)	802,683

		5,369,533

	INDIA — 1.15%
13,000	State Bank of India GDR(b)	690,339

	INDONESIA — 1.30%
1,033,300	PT Telekomunikasi Indonesia Tbk	785,648

Shares		Value
COMMON STOCKS — (continued)
	IRELAND — 2.41%
45,902	Anglo Irish Bank Corp.	$755,739
39,100	Depfa Bank plc	696,139

		1,451,878

	ITALY — 2.18%
26,850	ENI S.p.A.	764,457
30,450	Permasteelisa S.p.A.	549,877

		1,314,334

	JAPAN — 23.71%
14,400	Canon, Inc.	950,484
50,600	Casio Computer Co. Ltd.	900,146
43,946	Chiyoda Corp.	1,024,562
11,500	Don Quijote Co. Ltd.	870,160
23,600	FamilyMart Co. Ltd.	740,889
11,500	FANUC Co. Ltd.	1,105,548
24,400	Hoya Corp.	982,694
3,590	Keyence Corp.	932,207
11,000	Kyocera Corp.	969,776
47	Millea Holdings, Inc.	927,438
41	Mitsubishi Tokyo Financial Group, Inc.	623,620
57,000	Nikon Corp.	1,021,045
120,000	Sumitomo Trust & Banking Co. Ltd.	1,388,545
22,000	Takeda Pharmaceutical Co. Ltd.	1,251,677
71,000	The Bank of Fukuoka Ltd.	599,286

		14,288,077

	MEXICO — 2.64%
23,800	America Movil S.A. de C.V., Series L ADR	815,388
11,860	Cemex S.A. de C.V. ADR	774,221

		1,589,609

	NETHERLANDS — 2.47%
23,400	ABN Amro Holding NV	699,132
53,400	Qiagen NV(a)	788,423

		1,487,555

	NORWAY — 2.60%
79,000	Tandberg ASA	712,167
79,400	Telenor ASA	853,271

		1,565,438

	SINGAPORE — 1.47%
88,000	DBS Group Holdings Ltd.	887,206

See Notes to Financial Statements.

46

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

International Equity Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	SOUTH KOREA — 1.28%
1,190	Samsung Electronic Co. Ltd.	$768,574

	SPAIN — 3.85%
61,500	Banco Santander Central Hispano S.A.	896,784
26,700	Repsol YPF S.A.	758,191
42,308	Telefonica S.A.	662,493

		2,317,468

	SWEDEN — 1.50%
6,080	Modern Times Group (MTG) AB, Class B(a)	285,451
14,100	Svenska Cellulosa AB	619,117

		904,568

	SWITZERLAND — 3.30%
17,900	Micronas Semiconductor AG(a)	570,975
4,800	Roche Holdings AG	713,537
6,400	UBS AG, Registered Shares	703,539

		1,988,051

	TAIWAN — 3.14%
161,841	Hon Hai Precision, Inc.	999,592
88,954	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	894,877

		1,894,469

	TURKEY — 1.32%
96,400	Arcelik A.S.	792,711

	UNITED KINGDOM — 16.74%
63,100	BG Group	788,005
83,500	Cadbury Schweppes plc	827,505
48,500	EMAP plc	739,927
26,502	GlaxoSmithKline plc	692,762
51,500	HSBC Holdings plc	861,864
56,500	Paragon Group plc	722,372
19,570	Reckitt Benckiser plc	686,809
27,688	Royal Bank of Scotland Group plc	900,170
187,200	Sage Group plc (The)	892,937
141,149	Serco Group plc	770,665
58,400	Shire plc	896,441
275,941	Vodafone Group plc	575,609
220,954	William Morrison Supermarkets plc	727,032

		10,082,098

	TOTAL COMMON STOCKS (Cost $42,623,905)	58,131,221

Shares		Value
PREFERRED STOCKS — 1.26%
	SOUTH KOREA — 1.26%
13,800	Hyundai Motor Co. Ltd.(b)	$761,808

	TOTAL PREFERRED STOCKS (Cost $273,384)	761,808

Principal Amount
REPURCHASE AGREEMENT — 5.35%
$3,221,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $3,221,913 (collateralized by U.S. Treasury Note, par value $2,413,000, 8.125%, maturing 08/15/21; total market value $3,244,823)	$3,221,000

	TOTAL REPURCHASE AGREEMENT (Cost $3,221,000)	3,221,000

TOTAL INVESTMENTS (Cost $46,118,289)(c)	103.11%	$62,114,029
LIABILITIES IN EXCESS OF OTHER ASSETS	(3.11)	(1,871,859)

NET ASSETS	100.00%	$60,242,170

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $1,452,146 or 2.41% of net assets.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
$16,487,853	$(492,113)	$15,995,740

ADR—American Depository Receipt

GDR—Global Depository Receipt

Ltd.—Limited

plc—public limited company

See Notes to Financial Statements.

47

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

International Equity Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	22.73%	$13,690,659
Information Technology	11.67	7,029,910
Industrials	11.46	6,901,552
Health Care	11.20	6,746,222
Consumer Discretionary	10.70	6,446,960
Telecommunication	9.56	5,760,558
Energy	9.17	5,526,417
Consumer Staples	6.46	3,888,925
Repurchase Agreement	5.35	3,221,000
Raw/Intermediate Materials	3.60	2,171,560
Utilities	1.21	730,266

Total Investments	103.11%	$62,114,029
Liabilities in Excess of Other Assets	(3.11)	(1,871,859)

Net Assets	100.00%	$60,242,170

See Notes to Financial Statements.

48

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Excelsior Funds

Statements of Assets and Liabilities

March 31, 2006

	Money Fund	Core Bond Fund	High Yield Fund	Income Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$1,560,720,348	$281,602,078	$149,252,213	$101,428,350

Investments, at value (including Repurchase Agreements) (Note 1)	$1,560,720,348	$276,970,866	$147,260,964	$99,478,908
Cash	1	55,120	67,667	1
Foreign currency (cost $0, $0, $0, $0, $0, $0, $0, $479, $13,229,304, $163,515 respectively)	—	—	—	—
Dividends and interest receivable	119,649	2,035,637	3,099,231	672,275
Receivable for investments sold	—	23,572,035	516,729	2,693,907
Receivable for fund shares sold	1,219,952	1,379,977	269,603	93,425
Receivable for forward foreign currency contracts	—	—	—	—
Reclaims receivable	—	—	—	—
Receivable from Adviser for investment trades	—	—	—	—
Prepaid expenses and other assets	58,578	10,629	7,499	4,182

Total Assets	1,562,118,528	304,024,264	151,221,693	102,942,698
LIABILITIES:
Payable for dividends declared	5,955,217	1,033,843	884,504	383,222
Payable for investments purchased	—	19,196,094	1,012,500	2,743,125
Cash overdraft	—	—	—	—
Options written, at value (Premiums received: Value and Restructuring Fund — $1,760,972)	—	—	—	—
Payable for fund shares redeemed	—	514,125	91,496	154,000
Payable for forward foreign currency contracts	—	—	—	—
Investment advisory fees payable (Note 2)	151,152	40,687	72,065	31,756
Administration fees payable (Note 2)	215,260	36,260	19,448	12,904
Shareholder servicing fees payable (Note 2)	256,357	87,672	33,176	—
Directors’/Trustees’ fees and expenses payable (Note 2)	1,256	213	127	82
Accrued expenses and other payables	403,614	99,445	72,538	43,528

Total Liabilities	6,982,856	21,008,339	2,185,854	3,368,617

NET ASSETS	$1,555,135,672	$283,015,925	$149,035,839	$99,574,081

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$—	$2,407	$(691,493)	$(1,059)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(40,526)	(529,099)	(65,200,572)	(169,056)
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	—	(4,631,212)	(1,991,249)	(1,949,442)
Par value (Note 5)	1,555,381	32,015	330	146
Paid in capital in excess of par value	1,553,620,817	288,141,814	216,918,823	101,693,492

Net Assets	$1,555,135,672	$283,015,925	$149,035,839	$99,574,081

Net Assets:
Institutional Shares	$522,751,196	$1,247,970	$12,045,308	$99,574,081
Shares	1,032,384,476	281,766,940	136,990,531	—
Retirement Shares	—	1,015	—	—
Shares outstanding (Note 5):
Institutional Shares	522,753,455	141,213	2,662,208	14,615,813
Shares	1,032,627,312	31,873,492	30,260,155	—
Retirement Shares	—	115	—	—
NET ASSET VALUE PER SHARE (net assets / shares outstanding):
Institutional Shares	$1.00	$8.84	$4.52	$6.81

Shares	$1.00	$8.84	$4.53	—

Retirement Shares	—	$8.85 (a)	—	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

50

Total Return Bond Fund	Equity Core Fund	Mid Cap Value and Restructuring Fund		Value and Restructuring Fund	Emerging Markets Fund	International Equity Fund

$138,770,078	$163,341,614	$214,039,456		$4,418,414,513	$703,600,660	$46,118,289

$137,159,365	$187,700,242	$339,377,101		$6,526,794,792	$1,003,396,249	$62,114,029
—	29,228	16,220		44,798	403	73,743
—	—	—		474	13,019,575	157,491
1,142,004	236,040	255,748		10,435,336	4,332,801	161,659
—	—	530,468		13,806,049	—	913,201
41,767	1,130,840	222,171		26,327,086	4,003,189	1,791
—	—	—		—	—	3,721
—	11,214	—		—	2,735	27,533
—	—	—		—	—	2,214
5,767	795	12,840		176,070	11,643	1,485

138,348,903	189,108,359	340,414,548		6,577,584,605	1,024,766,595	63,456,867

534,001	—	—		—	—	—
—	2,076,067	346,880		80,374,040	—	3,129,256
4	—	—		—	—	—
—	—	—		22,340	—	—
12,809	324	147,398		6,892,296	605,195	—
—	—	—		—	—	1,278
46,886	71,244	184,075		3,196,180	963,588	31,587
17,813	22,466	42,839		804,492	166,299	9,544
10,711	35,710	72,002		2,907,743	361,716	—
118	110	250		4,582	674	33
53,594	48,040	123,978		1,366,040	546,723	42,999

675,936	2,253,961	917,422		95,567,713	2,644,195	3,214,697

$137,672,967	$186,854,398	$339,497,126		$6,482,016,892	$1,022,122,400	$60,242,170

$831	$362,846	$—		$19,146,231	$1,061,119	$125,060
(440,694)	(2,550,421)	(1,981,324)		(147,509,706)	6,968,458	(15,282,642)
(1,610,713)	24,358,518	125,337,645		2,110,118,905	300,030,575	15,990,567
197	14,706	173		126,227	79,108	61
139,723,346	164,668,749	216,140,632		4,500,135,235	713,983,140	59,409,124

$137,672,967	$186,854,398	$339,497,126		$6,482,016,892	$1,022,122,400	$60,242,170

$137,672,967	$54,448,563	$101,964,771		$250,367,196	$25,456,549	$60,242,170
—	132,405,835	237,531,224		6,230,753,829	996,665,851	—
—	—	1,131		895,867	—	—

19,686,867	4,281,567	5,179,373		5,071,900	2,016,921	6,103,546
—	10,424,514	12,094,786		126,226,771	79,108,061	—
—	—	58		18,152	—	—

$6.99	$12.72	$19.69		$49.36	$12.62	$9.87

—	$12.70	$19.64		$49.36	$12.60	—

—	—	$19.62	(a)	$49.35	—	—

See Notes to Financial Statements.

51

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2006

	Money Fund	Core Bond Fund	High Yield Fund	Income Fund
INVESTMENT INCOME:
Dividend income	$—	$363,045	$—	$233,508
Interest income	59,433,288	11,931,800	12,974,846	4,566,395
Less: Foreign taxes withheld	—	—	—	—

Total Income	59,433,288	12,294,845	12,974,846	4,799,903

EXPENSES:
Investment advisory fees (Note 2)	3,938,657	1,861,068	1,315,469	686,077
Administration fees (Note 2)	2,379,752	374,736	248,330	159,404
Shareholder servicing fees — Institutional Shares (Note 2)	—	—	—	4
Shareholder servicing fees — Shares (Note 2)	2,539,555	619,871	373,757	—
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	—	8	—	—
Transfer agent fees	77,271	115,087	29,777	10,528
Legal and audit fees	186,695	21,339	33,451	29,876
Custodian fees	78,967	31,771	8,896	11,017
Directors’/Trustees’ fees and expenses (Note 2)	67,918	10,076	7,319	4,488
Miscellaneous expenses	229,616	186,792	71,429	42,559

Total Expenses	9,498,431	3,220,748	2,088,428	943,953
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(2,481,701)	(987,738)	(399,394)	(312,768)

Net Expenses	7,016,730	2,233,010	1,689,034	631,185

NET INVESTMENT INCOME	52,416,558	10,061,835	11,285,812	4,168,718

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on:
Security transactions	(4,889)	1,284,930	(4,085,478)	322,159
Foreign currency transactions	—	—	—	—
Written options	—	—	—	—

Total net realized gain (loss)	(4,889)	1,284,930	(4,085,478)	322,159
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	—	(7,274,735)	(1,518,767)	(2,076,924)

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	(4,889)	(5,989,805)	(5,604,245)	(1,754,765)

Net increase in net assets resulting from operations	$52,411,669	$4,072,030	$5,681,567	$2,413,953

See Notes to Financial Statements.

52

Total Return Bond Fund	Equity Core Fund	Mid Cap Value and Restructuring Fund	Value and Restructuring Fund	Emerging Markets Fund	International Equity Fund

$179,366	$1,874,977	$3,495,855	$115,976,766	$18,722,500	$1,059,047
7,256,601	225,723	95,298	2,934,780	813,711	13,265
—	(40,230)	(41,289)	(898,879)	(1,564,939)	(109,109)

7,435,967	2,060,470	3,549,864	118,012,667	17,971,272	963,203

958,901	964,274	2,000,968	31,707,572	7,995,679	478,078
222,791	194,157	464,898	7,980,571	1,279,319	95,616
14,754	—	502	59,719	—	84
—	193,064	551,305	12,044,609	1,551,989	—
—	—	8	1,294	—	—
10,412	34,429	80,649	1,377,590	213,574	10,757
34,163	31,911	46,582	339,880	73,692	29,379
13,000	17,504	29,585	296,791	865,872	40,607
6,104	4,776	13,040	214,586	23,569	1,798
43,944	105,725	87,414	1,221,691	262,291	41,252

1,304,069	1,545,840	3,274,951	55,244,303	12,265,985	697,571

(420,513)	(324,216)	(11,769)	—	(712,659)	(200,154)

883,556	1,221,624	3,263,182	55,244,303	11,553,326	497,417

6,552,411	838,846	286,682	62,768,364	6,417,946	465,786

1,546,347	(2,550,421)	(1,834,984)	25,954,026	9,700,177	4,365,074
—	(6,635)	737	(55,500)	(39,141)	(24,394)
—	—	—	(7,456,185)	—	—

1,546,347	(2,557,056)	(1,834,247)	18,442,341	9,661,036	4,340,680
(4,919,871)	23,862,728	51,686,678	892,712,062	233,002,829	7,679,711

(3,373,524)	21,305,672	49,852,431	911,154,403	242,663,865	12,020,391

$3,178,887	$22,144,518	$50,139,113	$973,922,767	$249,081,811	$12,486,177

See Notes to Financial Statements.

53

Excelsior Funds

Statements of Changes in Net Assets

	Money Fund		Core Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net investment income	$52,416,558	$21,599,947	$10,061,835	$10,538,687
Net realized gain (loss) on investments and foreign currency transactions	(4,889)	6,919	1,284,930	3,809,789
Change in unrealized appreciation (depreciation) of investments and foreign currency translations during the year	—	—	(7,274,735)	(9,984,664)

Net increase in net assets resulting from operations	52,411,669	21,606,866	4,072,030	4,363,812

Distributions to shareholders:
From net investment income
Institutional Shares	(19,834,796)	(6,978,835)	(6,254)	—
Shares	(32,581,762)	(14,621,112)	(10,218,978)	(10,706,658)
Retirement Shares	—	—	(38)	(4)
From net realized gain on investments
Institutional Shares	—	—	(13)	—
Shares	—	—	(3,571,500)	(1,392,832)
Retirement Shares	—	—	(13)	—
From tax return of capital
Institutional Shares	—	—	—	—
Shares	—	—	—	—

Total distributions	(52,416,558)	(21,599,947)	(13,796,796)	(12,099,494)

Increase (decrease) in net assets from fund share transactions (Note 5)	(175,199,854)	118,582,301	80,807,705	(49,358,178)

Net increase (decrease) in net assets	(175,204,743)	118,589,220	71,082,939	(57,093,860)

NET ASSETS:
Beginning of year	1,730,340,415	1,611,751,195	211,932,986	269,026,846

End of year (1)	$1,555,135,672	$1,730,340,415	$283,015,925	$211,932,986

(1) Including undistributed (distributions in excess of) net investment income	$—	$—	$2,407	$9,744

See Notes to Financial Statements.

54

High Yield Fund		Income Fund		Total Return Bond Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2006	2005	2006	2005	2006	2005
$11,285,812	$12,382,052	$4,168,718	$4,618,953	$6,552,411	$6,744,014

(4,085,478)	1,684,436	322,159	467,060	1,546,347	606,338

(1,518,767)	(3,437,364)	(2,076,924)	(3,580,154)	(4,919,871)	(6,549,134)

5,681,567	10,629,124	2,413,953	1,505,859	3,178,887	801,218

(1,002,532)	(1,404,626)	(4,503,920)	(5,047,776)	(6,642,823)	(6,757,222)
(9,681,268)	(10,208,446)	—	—	—	—
—	—	—	—	—	—

—	—	(161,180)	(287,292)	(2,462,797)	(1,954,501)
—	—	—	—	—	—
—	—	—	—	—	—

(28,599)	—	—	—	—	—
(325,252)	—	—	—	—	—

(11,037,651)	(11,613,072)	(4,665,100)	(5,335,068)	(9,105,620)	(8,711,723)

(15,055,145)	(3,685,731)	(2,485,754)	(7,902,918)	(5,482,933)	(3,699,026)

(20,411,229)	(4,669,679)	(4,736,901)	(11,732,127)	(11,409,666)	(11,609,531)

169,447,068	174,116,747	104,310,982	116,043,109	149,082,633	160,692,164

$149,035,839	$169,447,068	$99,574,081	$104,310,982	$137,672,967	$149,082,633

$(691,493)	$(1,124,014)	$(1,059)	$(1,454)	$831	$3,298

See Notes to Financial Statements.

55

Excelsior Funds

Statements of Changes in Net Assets

	Equity Core Fund		Mid Cap Value and Restructuring Fund
	Year Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net investment income	$838,846	$156,080	$286,682	$4,522,387
Net realized gain (loss) on investments and foreign currency transactions	(2,557,056)	17,682	(1,834,247)	12,485,605
Net realized gain (loss) on written options	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	23,862,728	495,790	51,686,678	10,433,850

Net increase in net assets resulting from operations	22,144,518	669,552	50,139,113	27,441,842

Distributions to shareholders:
From net investment income
Institutional Shares	(312,869)	—	(320,565)	(1,745,081)
Shares	(261,632)	(56,745)	(377,856)	(2,985,864)
Retirement Shares	—	—	—	—
From net realized gain on investments
Institutional Shares	—	—	—	—
Shares	—	(12,320)	—	—
Retirement Shares	—	—	—	—

Total distributions	(574,501)	(69,065)	(698,421)	(4,730,945)

Increase (decrease) in net assets from fund share transactions (Note 5)	67,878,748	96,805,046	(6,359,254)	(13,744,291)

Net increase in net assets	89,448,765	97,405,533	43,081,438	8,966,606

NET ASSETS:
Beginning of year	97,405,633	100	296,415,688	287,449,082

End of year (1)	$186,854,398	$97,405,633	$339,497,126	$296,415,688

(1) Including undistributed (distributions in excess of) net investment income	$362,846	$96,881	$—	$388,063

See Notes to Financial Statements.

56

Value and Restructuring Fund		Emerging Markets Fund		International Equity Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2006	2005	2006	2005	2006	2005
$62,768,364	$33,469,906	$6,417,946	$3,691,895	$465,786	$430,538
25,898,526	25,789,954	9,661,036	8,130,513	4,340,680	4,311,853
(7,456,185)	2,015,708	—	—	—	—
892,712,062	348,650,183	233,002,829	23,888,849	7,679,711	940,094

973,922,767	409,925,751	249,081,811	35,711,257	12,486,177	5,682,485

(2,339,479)	(542,162)	(210,171)	—	(738,048)	(65,782)
(50,184,813)	(31,399,379)	(5,703,935)	(3,087,200)	—	—
(1,311)	—	—	—	—	—

—	—	—	—	—	—
—	—	—	(5,580,183)	—	—
—	—	—	—	—	—

(52,525,603)	(31,941,541)	(5,914,106)	(8,667,383)	(738,048)	(65,782)

930,527,802	969,013,914	345,786,429	196,963,205	5,054,635	2,224,548

1,851,924,966	1,346,998,124	588,954,134	224,007,079	16,802,764	7,841,251

4,630,091,926	3,283,093,802	433,168,266	209,161,187	43,439,406	35,598,155

$6,482,016,892	$4,630,091,926	$1,022,122,400	$433,168,266	$60,242,170	$43,439,406

$19,146,231	$8,690,692	$1,061,119	$596,420	$125,060	$421,803

See Notes to Financial Statements.

57

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gain on Investments and Options
MONEY FUND — (12/16/99*)
Institutional Shares:
Year Ended March 31,
2006	$1.00	$0.04	(2)	$(0.01	)(2)	$0.03	$(0.03)		$—
2005	1.00	0.02	(2)	(0.01	)(2)	0.01	(0.01)		—
2004	1.00	0.01		—		0.01	(0.01)		—
2003	1.00	0.01		—	(3)	0.01	(0.01)		—
2002	1.00	0.03		—	(3)	0.03	(0.03)		—
CORE BOND FUND — (11/30/05*)
Institutional Shares:
Period Ended March 31, 2006	$9.07	$0.13	(2)	$(0.11	)(2)	$0.02	$(0.13)		$(0.12)
HIGH YIELD FUND — (10/31/00*)
Institutional Shares:
Year Ended March 31,
2006	$4.66	$0.32	(2)	$(0.14	)(2)	$0.18	$(0.32	)(6)	$—
2005	4.71	0.32	(2)	(0.06	)(2)	0.26	(0.31)		—
2004	3.99	0.35	(2)	0.72	(2)	1.07	(0.35	)(7)	—
2003	6.20	0.93	(2)	(1.58	)(2)	(0.65)	(1.56	)(8)	—
2002	7.26	1.09		(1.01)		0.08	(1.10)		(0.04)
INCOME FUND — (01/16/95*)
Institutional Shares:
Year Ended March 31,
2006	$6.96	$0.28	(2)	$(0.12	)(2)	$0.16	$(0.30)		$(0.01)
2005	7.21	0.29	(2)	(0.20	)(2)	0.09	(0.32)		(0.02)
2004	7.21	0.34		0.07		0.41	(0.34)		(0.07)
2003	6.93	0.39		0.31		0.70	(0.39)		(0.03)
2002	7.01	0.40		(0.04)		0.36	(0.40)		(0.04)
TOTAL RETURN BOND FUND — (01/19/95*)
Institutional Shares:
Year Ended March 31,
2006	$7.29	$0.32	(2)	$(0.17	)(2)	$0.15	$(0.33)		$(0.12)
2005	7.66	0.33	(2)	(0.27	)(2)	0.06	(0.33)		(0.10)
2004	7.78	0.34		0.08		0.42	(0.34)		(0.20)
2003	7.37	0.40		0.48		0.88	(0.40)		(0.07)
2002	7.46	0.43		(0.09)		0.34	(0.43)		—
*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes a tax return of capital of $(0.01).
(7)	Includes a tax return of capital of $(0.08).
(8)	Includes a tax return of capital of $(0.51).

See Notes to Financial Statements.

58

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.03)	$1.00	3.53%		$522,751	0.29%		0.44%		3.54%		—
(0.01)	1.00	1.55%		625,287	0.21%		0.46%		1.52%		—
(0.01)	1.00	0.87%		470,189	0.25%		0.53%		0.86%		—
(0.01)	1.00	1.41%		548,126	0.24%		0.49%		1.41%		—
(0.03)	1.00	2.98%		309,829	0.25%		0.54%		2.83%		—

$(0.25)	$8.84	0.20	%(4)	$1,248	0.66	%(5)	1.22	%(5)	4.56	%(5)	95%

$(0.32)	$4.52	4.19%		$12,045	0.80%		1.04%		7.09%		62%
(0.31)	4.66	5.80%		13,308	0.80%		1.07%		6.71%		70%
(0.35)	4.71	27.76%		22,641	0.80%		1.11%		7.91%		170%
(1.56)	3.99	(10.30)%		37,250	0.83%		1.10%		19.14%		153%
(1.14)	6.20	1.53%		48,241	0.78%		1.10%		17.81%		311%

$(0.31)	$6.81	2.27%		$99,574	0.60%		0.89%		3.95%		49%
(0.34)	6.96	1.24%		104,311	0.50%		0.92%		4.13%		40%
(0.41)	7.21	5.81%		116,043	0.50%		0.89%		4.47%		57%
(0.42)	7.21	10.36%		105,215	0.50%		0.81%		5.38%		59%
(0.44)	6.93	5.18%		111,309	0.50%		0.87%		5.54%		88%

$(0.45)	$6.99	2.00%		$137,673	0.60%		0.88%		4.44%		51%
(0.43)	7.29	0.75%		149,083	0.50%		0.91%		4.42%		48%
(0.54)	7.66	5.61%		160,692	0.50%		0.89%		4.32%		43%
(0.47)	7.78	12.27%		271,535	0.50%		0.82%		5.15%		106%
(0.43)	7.37	4.65%		285,551	0.50%		0.87%		5.70%		113%

See Notes to Financial Statements.

59

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments and Options
EQUITY CORE FUND — (01/31/05*)
Institutional Shares:
Year Ended March 31,
2006	$10.98	$0.09	(2)	$1.72	(2)	$1.81	$(0.07)	$—
Period Ended March 31,
2005	10.84	0.02	(2)	0.12	(2)	0.14	—	—
MID CAP VALUE AND RESTRUCTURING FUND — (06/01/96*)
Institutional Shares:
Year Ended March 31,
2006	$16.81	$0.05	(2)	$2.90	(2)	$2.95	$(0.07)	$—
2005	15.78	0.25	(2)	1.04	(2)	1.29	(0.26)	—
2004	10.25	0.07	(2)	5.51	(2)	5.58	(0.05)	—
2003	13.28	0.05	(2)	(3.04	)(2)	(2.99)	(0.04)	—
2002	11.97	0.04	(2)	1.67	(2)	1.71	(0.04)	(0.36)
VALUE AND RESTRUCTURING FUND — (09/30/02*)
Institutional Shares:
Year Ended March 31,
2006	$41.40	$0.63	(2)	$7.87	(2)	$8.50	$(0.54)	$—
2005	37.56	0.42	(2)	3.84	(2)	4.26	(0.42)	—
2004	23.65	0.32	(2)	13.89	(2)	14.21	(0.30)	—
Period Ended March 31,
2003	22.92	0.22		0.59		0.81	(0.08)	—
EMERGING MARKETS FUND — (04/01/05*)
Institutional Shares:
Period Ended March 31,
2006	$8.81	$0.13	(2)	$3.79	(2)	$3.92	$(0.11)	$—
INTERNATIONAL EQUITY FUND — (01/24/95*)
Institutional Shares:
Year Ended March 31,
2006	$7.80	$0.08	(2)	$2.12	(2)	$2.20	$(0.13)	$—
2005	6.69	0.08	(2)	1.04	(2)	1.12	(0.01)	—
2004	4.09	0.08		2.59		2.67	(0.07)	—
2003	5.85	0.07		(1.77)		(1.70)	(0.06)	—
2002	6.93	0.04		(0.86)		(0.82)	(0.06)	(0.20)
*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Amount represents less than $1,000.
(6)	The information presented reflects the impact of the low level of assets at the beginning of the period and throughout the period ended March 31, 2003. Percentage amounts to less than 0.005%.

See Notes to Financial Statements.

60

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)		Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.07)	$12.72	16.55%		$54,449		0.80%		1.05%		0.78%		17%

—	10.98	2.14	%(3)	53,826		0.80	%(4)	1.21	%(4)	0.87	%(4)	13%

$(0.07)	$19.69	17.58%		$101,965		0.88%		0.88%		0.27%		23%
(0.26)	16.81	8.18%		81,570		0.89%		0.99%		1.59%		28%
(0.05)	15.78	54.60%		100,729		0.74%		0.98%		0.49%		13%
(0.04)	10.25	(22.58)%		45,017		0.76%		0.91%		0.44%		28%
(0.40)	13.28	14.53%		53,900		0.80%		0.95%		0.33%		24%

$(0.54)	$49.36	20.70%		$250,367		0.85%		0.85%		1.39%		12%
(0.42)	41.40	11.44%		161,016		0.83%		0.84%		1.05%		8%
(0.30)	37.56	60.46%		38,243		0.74%		0.89%		1.00%		4%

(0.08)	23.65	3.54	%(3)	—	(5)	0.00	%(4)(6)	0.00	%(4)(6)	1.90	%(4)	16%

$(0.11)	$12.62	46.25	%(3)	$25,457		1.56	%(4)	1.68	%(4)	1.23	%(4)	7%

$(0.13)	$9.87	28.72%		$60,242		1.04%		1.46%		0.97%		34%
(0.01)	7.80	16.98%		43,439		0.90%		1.48%		1.18%		59%
(0.07)	6.69	65.55%		35,598		0.90%		1.44%		1.32%		59%
(0.06)	4.09	(29.26)%		29,024		0.87%		1.29%		1.07%		71%
(0.26)	5.85	(12.16)%		52,405		0.90%		1.38%		0.75%		52%

See Notes to Financial Statements.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies, with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

Excelsior Fund and the Trust currently offer shares in fifteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Money Fund, Core Bond Fund (formerly Managed Income Fund), Value and Restructuring Fund and Emerging Markets Fund, portfolios of Excelsior Fund and for High Yield Fund, Income Fund, Total Return Bond Fund, Equity Core Fund, Mid Cap Value and Restructuring Fund (formerly Mid Cap Value Fund) and International Equity Fund, portfolios of the Trust (each a “Fund”, collectively the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Income Fund, Total Return Bond Fund and International Equity Fund offer one class of shares: Shares. The Money Fund, High Yield Fund, Equity Core Fund and Emerging Markets Fund offer two classes of shares: Institutional Shares and Shares. The Core Bond Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund offer three classes of shares: Institutional Shares, Shares and Retirement Shares. The Financial Highlights of the Shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. The Funds have engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in foreign markets.

Short-term debt instruments that mature in 60 days or less and all securities in the Money Fund are valued at amortized cost, which approximates market value. If available, debt securities are

62

priced based upon valuations provided by independent, third-party pricing agents. The third-party pricing agents value debt securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

Investment valuation, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

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The International Equity Fund had the following forward foreign currency contracts outstanding as of March 31, 2006:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Foreign Currency Purchases:
04/03/06	CHF 97,275	$74,244	$393
04/03/06	EUR 51,859	62,293	544
04/03/06	EUR 77,395	92,967	811
04/03/06	EUR 57,990	69,657	609
04/03/06	GBP 36,179	62,735	116
04/03/06	JPY 11,731,416	99,469	220
04/03/06	JPY 6,811,596	57,755	128
04/03/06	JPY 6,529,032	55,359	122
04/03/06	JPY 7,975,920	67,627	149
04/03/06	JPY 11,675,303	98,994	219
04/03/06	JPY 11,618,189	98,509	218
04/04/06	EUR 18,246	22,154	(46)
04/04/06	EUR 85,628	103,969	(214)
04/04/06	GBP 32,970	57,543	(267)
04/04/06	GBP 64,422	112,436	(523)
04/04/06	SGD 114,556	70,801	110
04/05/06	GBP 123,437	214,546	(109)
04/05/06	JPY 73,793,591	627,283	(119)
04/05/06	SEK (2,909,728)	(373,876)	82

Currency Legend:

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

JPY    Japanese Yen

SEK   Swedish Krona

SGD  Singapore Dollar

(c) Covered call options written:

Certain Funds (excludes Money Fund) may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund

64

involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2006, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	(20,000)	$(2,633,972)
Option written	(32,827)	(12,444,685)
Options expired	—	—
Options exercised	11,932	3,090,507
Options terminated in closing purchase transactions	36,427	10,227,178

Outstanding, end of year	(4,468)	$(1,760,972)

(d) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(e) Concentration of risks:

The Emerging Markets Fund and International Equity Fund invest primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. Some countries in which the Funds may invest require government approval for the

65

repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The High Yield Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the security.

(f) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(g) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(h) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for the Money Fund, Core Bond Fund, High Yield Fund, Income Fund and Total Return Bond Fund, dividends will be declared daily and paid monthly; for the Equity Core Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund, dividends will be declared and paid quarterly; and for the Emerging Markets Fund and International Equity Fund, dividends will be declared and paid semiannually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

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(i) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that is a wholly-owned subsidiary of U.S. Trust Company, N.A. and the Funds were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity.As of March 31, 2006, the Funds are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc. (together with NYAMD, the “Advisers”), a wholly-owned subsidiary of USTC-NA.USTC-NA is a wholly-owned subsidiary of US Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

Money Fund	0.25%
Core Bond Fund	0.75%
High Yield Fund	0.80%
Income Fund	0.65%
Total Return Bond Fund	0.65%
Equity Core	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Value and Restructuring Fund	0.60%
Emerging Markets Fund	1.25%
International Equity Fund	1.00%

UST Advisers, Inc. and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the three investment companies are determined in

67

proportion to the relative average daily net assets of the respective Fund for the period paid. For the year ended March 31, 2006, administration fees charged to the Funds were as follows:

Administration Fees
Money Fund	$2,379,752
Core Bond Fund	374,736
High Yield Fund	248,330
Income Fund	159,404
Total Return Bond Fund	222,791
Equity Core Fund	194,157
Mid Cap Value and Restructuring Fund	464,898
Value and Restructuring Fund	7,980,571
Emerging Markets Fund	1,279,319
International Equity Fund	95,616

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the four months ended July 31, 2005 and the eight months ended March 31, 2006, the Advisers have contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses, to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

	Four Months Ended July 31, 2005	Eight Months Ended March 31, 2006
Money Fund-Institutional Shares	0.25%	0.30%
Core Bond Fund-Institutional Shares*	N/A	0.65%
High Yield Fund-Institutional Shares	0.80%	0.80%
Income Fund-Institutional Shares	0.50%	0.65%
Total Return Bond Fund-Institutional Shares	0.50%	0.65%
Equity Core Fund-Institutional Shares	0.80%	0.80%
Mid Cap Value and Restructuring Fund-Institutional Shares	0.89%	0.89%
Value and Restructuring Fund-Institutional Shares	0.89%	0.89%
Emerging Markets Fund-Institutional Shares	1.45%	1.60%
International Equity Fund-Institutional Shares	0.90%	1.10%
Money Fund-Shares	0.50%	0.55%
Core Bond Fund-Shares	0.90%	0.90%
High Yield Fund-Shares	1.05%	1.05%
Equity Core Fund- Shares	1.05%	1.05%
Mid Cap Value and Restructuring Fund-Shares	1.14%	1.14%
Value and Restructuring Fund-Shares	1.14%	1.14%
Emerging Markets Fund-Shares	1.70%	1.85%
Core Bond Fund-Retirement Shares	1.40%	1.40%
Mid Cap Value and Restructuring Fund-Retirement Shares	1.64%	1.64%
Value and Restructuring Fund-Retirement Shares	1.64%	1.64%

*	Institutional Shares commenced operations November 29, 2005.

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For the year ended March 31, 2006, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

Money Fund	$(2,481,701)
Core Bond Fund	(987,738)
High Yield Fund	(399,394)
Income Fund	(312,768)
Total Return Bond Fund	(420,513)
Equity Core Fund	(324,216)
Mid Cap Value and Restructuring Fund	(11,769)
Value and Restructuring Fund	—
Emerging Markets Fund	(712,659)
International Equity Fund	(200,154)

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and UST Advisers, Inc. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers (excluding the Institutional Shares of the Money Fund which pays a fee of up to 0.15% of the average daily net assets of it shares). The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2006, shareholder servicing fees paid to CS & Co. and the Advisers were as follows:

Money Fund	$2,736,566
Core Bond Fund	473,281
High Yield Fund	377,405
Income Fund	89
Total Return Bond Fund	11,722
Equity Core Fund	189,976
Mid Cap Value and Restructuring Fund	516,587
Value and Restructuring Fund	6,206,822
Emerging Markets Fund	947,315
International Equity Fund	167

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds.Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of High Yield Fund and Mid Cap Value and Restructuring Fund) or

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Retirement Shares (in the case of Mid Cap Value and Restructuring Fund and Value and Restructuring Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. For the year ended March 31, 2006, fees charged for Retirement Shares of the Core Bond Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund were $4, $4 and $874, respectively. There were no charges for the year ended March 31, 2006 for the Fund Shares of the Mid Cap Value and Restructuring Fund.

Each Independent Director/Trustee of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated registered investment companies managed by the Advisers. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2006, purchases, sales and maturities of securities, excluding short-term investments and written options transactions, for the Funds aggregated:

	Purchases	Sales and Maturities
Core Bond Fund
U.S. Government	$234,143,975	$174,000,688
Other	72,340,542	48,360,840
High Yield Fund	94,851,386	111,074,059
Income Fund
U.S. Government	40,538,517	31,999,287
Other	6,943,673	15,625,818
Total Return Bond Fund
U.S. Government	40,519,764	52,898,957
Other	29,976,429	22,142,513
Equity Core Fund	82,796,115	20,207,291
Mid Cap Value and Restructuring Fund	70,799,348	78,148,689
Value and Restructuring Fund	1,502,162,032	628,388,980
Emerging Markets Fund	332,627,110	41,938,488
International Equity Fund	20,194,465	16,311,014

4.    Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

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Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications, as of March 31, 2006, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Pain-In-Capital
Money Fund	—	—	—
Core Bond Fund	$156,098	$(156,098)	—
High Yield Fund	184,360	169,492	$(353,852)
Income Fund	335,597	(335,596)	(1)
Total Return Bond Fund	87,945	(87,945)	—
Equity Core Fund	1,620	(1,620)	—
Mid Cap Value and Restructuring Fund	23,676	(737)	(22,939)
Value and Restructuring Fund	212,778	(212,779)	1
Emerging Markets Fund	(39,141)	434,956	(395,815)
International Equity Fund	(24,481)	24,394	87

The tax character of dividends and distributions declared during the years ended March 31, 2006 and March 31, 2005 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Money Fund
Year ended March 31, 2006	$49,048,464	—	—	$49,048,464
Year ended March 31, 2005	19,959,001	—	—	19,959,001
Core Bond Fund
Year ended March 31, 2006	11,105,896	$2,085,376	—	13,191,272
Year ended March 31, 2005	11,633,310	1,031,057	—	12,664,367
High Yield Fund
Year ended March 31, 2006	10,553,157	—	$353,851	10,907,008
Year ended March 31, 2005	11,801,334	—	—	11,801,334
Income Fund
Year ended March 31, 2006	4,475,855	86,709	—	4,562,564
Year ended March 31, 2005	5,222,484	276,425	—	5,498,909
Total Return Bond Fund
Year ended March 31, 2006	6,894,515	2,195,396	—	9,089,911
Year ended March 31, 2005	7,193,606	1,617,447	—	8,811,053
Equity Core Fund
Year ended March 31, 2006	574,501	—	—	574,501
Year ended March 31, 2005	69,065	—	—	69,065
Mid Cap Value and Restructuring Fund
Year ended March 31, 2006	675,482	—	22,939	698,421
Year ended March 31, 2005	4,730,945	—	—	4,730,945

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	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Value and Restructuring Fund
Year ended March 31, 2006	52,525,603	—	—	52,525,603
Year ended March 31, 2005	31,941,541	—	—	31,941,541
Emerging Markets Fund
Year ended March 31, 2006	5,914,106	—	—	5,914,106
Year ended March 31, 2005	3,090,328	5,577,055	—	8,667,383
International Equity Fund
Year ended March 31, 2006	738,048	—	—	738,048
Year ended March 31, 2005	65,782	—	—	65,782

As of March 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Distributions Payable	Accumulated Capital and Other Losses	Post-October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Money Fund	$5,955,217	—	$(5,955,217)	$(40,526)	—	—	$(40,526)
Core Bond Fund	1,036,250	—	(1,033,843)	(529,099)	—	$(4,631,212)	(5,157,904)
High Yield Fund	—	—	(884,504)	(67,220,796)	$(1,126,388)	1,348,374	(67,883,314)
Income Fund	382,163	—	(383,222)	—	(169,056)	(1,949,442)	(2,119,557)
Total Return Bond Fund	534,832	—	(534,001)	—	(412,791)	(1,638,616)	(2,050,576)
Equity Core Fund	412,417	—	—	(880,333)	(1,597,268)	24,280,618	22,215,434
Mid Cap Value and Restructuring Fund	—	—	—	(1,074,502)	(894,861)	125,325,684	123,356,321
Value and Restructuring Fund	21,152,963	—	—	(146,597,297)	—	2,109,206,496	1,983,762,162
Emerging Markets Fund	1,061,119	$8,501,909	—	(1,533,451)	—	300,030,575	308,060,152
International Equity Fund	137,273	—	—	(15,182,045)	(9,879)	15,887,636	832,985

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2006, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2010	2011	2012	2013	2014	Total
Money Fund	—	$11,662	$23,975	—	$4,889	$40,526
High Yield Fund	$2,181,571	17,456,849	40,103,941	$1,461,417	6,017,018	67,220,796
Equity Core Fund	—	—	—	—	880,333	880,333
Mid Cap Value and Restructuring Fund	—	121,536	—	—	952,966	1,074,502
Value and Restructuring Fund	—	119,233,763	27,363,534	—	—	146,597,297
Emerging Markets Fund	—	—	1,496,712	—	36,739	1,533,451
International Equity Fund	—	13,509,913	1,672,132	—	—	15,182,045

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At March 31, 2006, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$281,602,078	$761,879	$(5,393,091)	$(4,631,212)
High Yield Fund	145,912,590	6,262,276	(4,913,902)	1,348,374
Income Fund	101,428,350	419,150	(2,368,592)	(1,949,442)
Total Return Bond Fund	138,797,981	1,328,723	(2,967,339)	(1,638,616)
Equity Core Fund	163,419,514	27,349,605	(3,068,877)	24,280,728
Mid Cap Value and Restructuring Fund	214,051,417	130,538,656	(5,212,972)	125,325,684
Value and Restructuring Fund	4,419,326,922	2,229,321,803	(120,115,302)	2,109,206,501
Emerging Markets Fund	703,600,660	307,839,128	(8,043,539)	299,795,589
International Equity Fund	46,218,886	16,496,667	(601,524)	15,895,143

5.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 4 billion shares of the Money Fund; 750 million shares of the Core Bond Fund; 1.5 billion shares of the Value and Restructuring Fund; and 500 million shares of the Emerging Markets Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares of the Emerging Markets Fund and International Equity Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

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Capital Share Transactions

	Money Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Institutional Shares	4,731,250,373	$4,731,250,373	4,191,107,467	$4,191,107,467
Shares	3,427,610,450	3,427,610,450	3,782,584,603	3,782,584,603
Issued as reinvestment of dividends:
Institutional Shares	7,428,066	7,428,066	2,099,572	2,099,573
Shares	2,259,420	2,259,420	1,188,525	1,188,499
Redeemed:
Institutional Shares	(4,841,213,240)	(4,841,213,240)	(4,038,109,800)	(4,038,109,805)
Shares	(3,502,534,923)	(3,502,534,923)	(3,820,288,035)	(3,820,288,036)

Net Increase (Decrease)	(175,199,854)	$(175,199,854)	118,582,332	$118,582,301

	Core Bond Fund*
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Institutional Shares	141,024	$1,262,505	—	$—
Shares	13,774,392	125,488,152	7,544,152	69,875,602
Retirement Shares	—	—	126	1,050
Issued as reinvestment of dividends:
Institutional Shares	189	1,685	—	—
Shares	681,642	6,160,386	331,579	3,062,096
Retirement Shares	5	50	—	4
Redeemed:
Shares	(5,733,515)	(52,104,922)	(4,431,412)	(40,768,322)
Retirement Shares	(16)	(151)	—	—
Redemption in-kind	—	—	(8,833,002)	(81,528,608)

Net Increase (Decrease)	8,863,721	$80,807,705	(5,388,557)	$(49,358,178)

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	High Yield Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Institutional Shares	853,862	$3,892,678	1,316,771	$6,247,385
Shares	13,700,176	62,544,844	21,515,855	101,230,357
Issued as reinvestment of dividends:
Institutional Shares	107,579	488,209	8,493	40,222
Shares	304,113	1,384,476	414,836	1,961,707
Redeemed:
Institutional Shares	(1,152,309)	(5,192,791)	(3,282,976)	(15,687,133)
Shares	(17,199,458)	(78,172,561)	(20,658,816)	(97,478,269)

Net Increase (Decrease)	(3,386,037)	$(15,055,145)	(685,837)	$(3,685,731)

	Income Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Institutional Shares	1,353,083	$9,461,562	2,254,174	$15,861,795
Issued as reinvestment of dividends:
Institutional Shares	162,887	1,134,491	182,097	1,278,324
Redeemed:
Institutional Shares	(1,880,559)	(13,081,807)	(3,555,711)	(25,043,037)

Net Increase (Decrease)	(364,589)	$(2,485,754)	(1,119,440)	$(7,902,918)

	Total Return Bond Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Institutional Shares	1,786,323	$12,932,449	2,849,885	$21,160,938
Issued as reinvestment of dividends:
Institutional Shares	84,528	607,253	40,672	301,257
Redeemed:
Institutional Shares	(2,639,935)	(19,022,635)	(3,400,416)	(25,161,221)

Net Increase (Decrease)	(769,084)	$(5,482,933)	(509,859)	$(3,699,026)

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	Equity Core Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Institutional Shares	682,540	$8,048,568	4,994,257	$56,502,175
Shares	7,067,834	81,801,143	4,146,420	43,209,200
Issued as reinvestment of dividends:
Institutional Shares	4,259	47,760	—	—
Shares	5,937	66,688	2,246	23,331
Redeemed:
Institutional Shares	(1,305,561)	(14,932,301)	(93,928)	(1,044,842)
Shares	(618,831)	(7,153,110)	(179,102)	(1,884,818)

Net Increase (Decrease)	5,836,178	$67,878,748	8,869,893	$96,805,046

	Mid Cap Value and Restructuring Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Institutional Shares	1,449,107	$26,024,928	1,440,444	$23,328,088
Shares	2,206,027	39,222,163	4,506,275	71,247,527
Retirement Shares	—	—	68	1,150
Issued as reinvestment of dividends:
Institutional Shares	12,203	211,487	40,959	681,342
Shares	8,110	140,000	65,005	1,086,350
Retirement Shares	—	—	—	—
Redeemed:
Institutional Shares	(1,134,926)	(20,164,758)	(1,119,376)	(18,369,260)
Shares	(2,927,490)	(51,792,912)	(3,620,972)	(58,289,434)
Retirement Shares	(10)	(162)	—	—
Redemption in-kind	—	—	(1,892,982)	(33,430,054)

Net Increase (Decrease)	(386,979)	$(6,359,254)	(580,579)	$(13,744,291)

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	Value and Restructuring Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Institutional Shares	1,588,442	$71,855,109	3,740,751	$154,963,204
Shares	42,481,646	1,944,842,088	39,449,835	1,550,480,361
Retirement Shares	18,213	867,236	103	4,238
Issued as reinvestment of dividends:
Institutional Shares	45,241	1,988,952	3,356	131,791
Shares	922,183	40,504,847	647,698	24,887,348
Retirement Shares	26	1,182	—	—
Redeemed:
Institutional Shares	(450,627)	(20,187,467)	(873,380)	(36,474,886)
Shares	(25,114,636)	(1,109,338,591)	(18,527,714)	(724,974,993)
Retirement Shares	(115)	(5,554)	(75)	(3,149)

Net Increase (Decrease)	19,490,373	$930,527,802	24,440,574	$969,013,914

	Emerging Markets Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Institutional Shares	2,017,803	$17,803,340	57	$500
Shares	42,050,024	456,622,978	37,020,633	308,671,668
Issued as reinvestment of dividends:
Institutional Shares	232	2,572	—	—
Shares	386,361	3,758,608	627,999	5,340,759
Redeemed:
Institutional Shares	(1,171)	(11,586)	—	—
Shares	(12,959,098)	(132,389,483)	(15,283,468)	(117,126,423)
Redemption fee	—	—	—	76,701

Net Increase (Decrease)	31,494,151	$345,786,429	22,365,221	$196,963,205

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	International Equity Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Institutional Shares	1,232,938	$10,856,010	1,059,280	$7,974,143
Issued as reinvestment of dividends:
Institutional Shares	15,369	118,649	40	259
Redeemed:
Institutional Shares	(710,520)	(5,920,024)	(815,524)	(5,749,854)
Redemption fee	—	—	—	—

Net Increase (Decrease)	537,787	$5,054,635	243,796	$2,224,548

*	Institutional Shares commenced operations on November 29, 2005.

6.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia, in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have provided full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

The Adviser, certain of its affiliates, the Companies and others have also been named in several class action and derivative lawsuits which allege that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds managed by the Adviser. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above have been transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November

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2005, the Maryland court dismissed many of the plaintiffs’ claims in both the investor class action and the derivative lawsuits suits. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, the Adviser believes that the resolution of the pending Investigations and private lawsuits will not have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

8.    Other Federal Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2006, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Equity Core Fund	100.00%
Mid Cap Value and Restructuring Fund	96.25%
Value and Restructuring Fund	100.00%

For the year ended March 31, 2006, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Equity Core Fund	100.00%
Mid Cap Value and Restructuring Fund	96.20%
Value and Restructuring Fund	100.00%
Emerging Markets Fund	100.00%
International Equity Fund	100.00%

79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Excelsior Funds Trust and Excelsior Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Money Fund, Value and Restructuring Fund, Mid Cap Value and Restructuring Fund (formerly, Mid Cap Value Fund), Income Fund, Total Return Bond Fund, International Equity Fund, Equity Core Fund, Core Bond Fund (formerly, Managed Income Fund), Emerging Markets Fund and High Yield Fund (six of the portfolios constituting the Excelsior Funds Trust and three of the portfolios constituting the Excelsior Funds, Inc.) (collectively, the “Funds”) as of March 31, 2006, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights (Institutional) for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended March 31, 2003 were audited by other auditors whose reports dated May 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Fund, Value and Restructuring Fund, Mid Cap Value and Restructuring Fund, Income Fund, Total Return Bond Fund, International Equity Fund, Equity Core Fund, Core Bond Fund, Emerging Markets Fund and High Yield Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 22, 2006

80

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2006.

On February 24, 2006, the Boards of Directors/Trustees (the “Boards”) of the Companies approved an increase in the size of the Boards to ten (10) directors/trustees (together, the “Directors”) and approved the nomination of Mariann Byerwalter, Nils Hakansson, William A. Hasler and Randall W. Merk (the “Candidates”) as Directors of the Companies, subject to shareholder approval at an upcoming Special Meeting of Shareholders of the Companies (the “Meeting”). Each of the Candidates is currently a director/trustee of the Laudus Funds, the Laudus Variable Insurance Trust (together, the “Laudus Funds”) and of other funds included in the Schwab mutual fund complex for which Charles Schwab Investment Management acts as investment adviser (together, the “Fund Complex”). The Companies are in the same Fund Complex as the Laudus Funds. If approved by Shareholders at the Meeting, Ms. Byerwalter and Messrs. Hakansson and Hasler would become disinterested persons of the Companies under the Investment Company Act of 1940, as amended. Mr. Merk would become an interested person of the Companies.

The Boards also approved the nominations of six existing Directors to be submitted to shareholders for approval at the Meeting: Messrs. Bailey, Collins, Drake, Hall, Lynch and Piel (the “Existing Directors” and, together with the Candidates, the “Nominees”). Frederick S. Wonham, a current Director of the Companies and Chairman of the Board of each Company, has notified the Boards that he intends to resign from the Boards, consistent with the Companies’ retirement age policy, effective as of the date of the Meeting. The Boards have elected Rodman Drake, currently a Director of the Companies and Chairman of their Joint Audit Committee, as the Chairman of the Boards of the Companies effective upon Mr. Wonham’s resignation.

The Boards have proposed to increase the size of each Board from seven to ten so that a single group of Directors (i.e., a unitary board) can oversee each of the Companies and the Laudus Funds. At a meeting held on March 16, 2006, the Laudus Funds’ Boards approved the nominations of the Existing Directors for election to the Laudus Funds’ Boards, subject to approval by shareholders of each of the Laudus Funds. Each of the Candidates has notified the Boards that, even if approved by the Companies’ shareholders at the Meeting, the Candidates will not serve as members of the Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees. Similarly, each of the existing Directors has informed the Laudus Funds Boards that, even if approved by shareholders of the Laudus Funds at their shareholders meeting, the Existing Directors will not serve as members of the Laudus Funds Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees.

81

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 75 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 63 Since 1994	Director and Chairman of Audit Committee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., and Hyperion Strategic Mortgage Fund Inc. (since 1991); Director, Jackson Hewitt Tax Services, Inc. (since June 2004); Director, Student Loan Corporation (since May 2005).

Morrill Melton ("Mel") Hall, Jr. Age: 61 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax- Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

Jonathan Piel Age: 67 Since 1994	Director and Chairman of Nominating Committee, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994); Cable Television producer and website designer. The Editor Scientific American (from 1984 to 1986), and Vice President, Scientific American, Inc. (from 1986 to 1994); Director, National Institute of Social Sciences; member, Advisory Board. The Stone Age Institute, Bloomington Indiana.	29	None.

82

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
John. D. Collins Age: 67 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, Mrs. Fields’ Famous Brands LLC (consumer products) (since December 2004).
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 60 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.
OFFICERS
Joseph Trainor, CFA Age: 44 114 West 47th Street New York, NY 10036	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

George Pereira Age: 42 101 Montgomery St. San Francisco, CA 94104	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited. From December 1999 to November 2004, Sr. Vice President, Financial Reporting. Charles Schwab & Co., Inc. From September 1999 to December 1999, Chief Financial Officer, Commerzbank Capital Markets. Prior to September 1999, Managing Director at the New York Stock Exchange.	N/A	N/A

83

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
Stefanie A. Firtell Age: 32 114 West 47th Street New York, NY 10036	Vice President, United States Trust Company of New York (since April 2005); Compliance Officer and Head of Regulatory Responses, Assistant Vice President, Deutsche Asset Management (from 2003 to 2005); Assistant Corporate Secretary, Triare Companies, Inc. (from 2002 to 2003); Attorney, Paul, Weiss, Rifkind, Wharton & Garrison (from 2001 to 2002); and Attorney, Cadwalder Wickersham & Taft (from 2000 to 2001).	N/A	N/A

Wyndham Clark Age: 47 225 High Ridge Road Stamford, CT 06905	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitchall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial leader, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Petros (Peter) L. Tsirigotis Age: 37 114 West 47th Street New York, NY 10036	Senior Vice President and Assistant General Counsel, U.S. Trust (since September 2005); Vice President and Corporate Counsel, Prudential Financial (September 2004 to September 2005); Associate, Schulte Roth and Zabel LLP (November 2002 to September 2004) and Dechert LLP (August 2000 to November 2002). Prior to August 2000, Mr. Tsirigotis was an Attorney/Advisor (Division of Investment Management) and Financial Economist (Office of Economic Analysis) with the Securities and Exchange Commission in Washington, D.C.	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2006, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

84

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=$8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

85

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2005	Ending Account Value 03/31/2006	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
Money Fund — Institutional Shares	$1,000.00	$1,020.00	0.30%	$1.51
Core Bond Fund — Institutional Shares***	1,000.00	1,002.00	0.66	2.21
High Yield Fund — Institutional Shares	1,000.00	1,033.50	0.80	4.06
Income Fund — Institutional Shares	1,000.00	999.90	0.65	3.24
Total Return Bond Fund — Institutional Shares	1,000.00	996.00	0.65	3.23
Equity Core Fund — Institutional Shares	1,000.00	1,109.50	0.80	4.21
Mid Cap Value and Restructuring Fund — Institutional Shares	1,000.00	1,105.20	0.87	4.57
Value and Restructuring Fund — Institutional Shares	1,000.00	1,075.40	0.84	4.35
Emerging Markets Fund — Institutional Shares	1,000.00	1,212.60	1.60	8.83
International Equity Fund — Institutional Shares	1,000.00	1,149.00	1.10	5.89

Hypothetical 5% Return
Money Fund-Institutional Shares	1,000.00	1,023.44	0.30	1.51
Core Bond Fund — Institutional Shares****	1,000.00	1,021.64	0.66	2.23
High Yield Fund — Institutional Shares	1,000.00	1,020.94	0.80	4.03
Income Fund — Institutional Shares	1,000.00	1,021.69	0.65	3.28
Total Return Bond Fund — Institutional Shares	1,000.00	1,021.69	0.65	3.28
Equity Core Fund — Institutional Shares	1,000.00	1,020.94	0.80	4.03
Mid Cap Value and Restructuring Fund — Institutional Shares	1,000.00	1,020.59	0.87	4.38
Value and Restructuring Fund — Institutional Shares	1,000.00	1,020.74	0.84	4.23
Emerging Markets Fund — Institutional Shares	1,000.00	1,016.95	1.60	8.05
International Equity Fund — Institutional Shares	1,000.00	1,019.45	1.10	5.54

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.
***	Information shown reflects values for the period from November 29, 2005 (date of commencement of operations) to March 31, 2006 and has been calculated using expense ratios and rates of return for the same time period.
****	Information shown reflects values using the expense ratios for the period from November 29, 2005 (date of commencement of operations) to March 31, 2006 and has been annualized to reflect values for the period from September 30, 2005 to March 31, 2006

86

AR-INST-0306

RETIREMENT SHARES

CORE BOND FUND

EQUITY INCOME FUND

LARGE CAP GROWTH FUND

MID CAP VALUE AND RESTRUCTURING FUND

SMALL CAP FUND

VALUE AND RESTRUCTURING FUND

ANNUAL REPORT

March 31, 2006

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 881-9358, and (ii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Excelsior Funds Trust and Excelsior Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

March 31, 2006

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2006 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which had over $18 billion in assets as of the end of the report period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s needs for performance and tax sensitivity.

By now, you would have received information about changes to the administrative and non-advisory services provided to the Excelsior Funds. As a result, the Excelsior Funds and the Laudus Funds, an affiliated fund family, now share certain complex-wide administrative, compliance, marketing and other functions.

We are pleased with the transition, and remain optimistic that shareholders will approve the board of directors’ recommendation to elect members to jointly oversee the two fund families. It is anticipated that the new unified board will strengthen the oversight provided on behalf of fund shareholders and may result in certain long-term cost and operating efficiencies. All votes are important, so I encourage you to vote your shares as soon as possible if you haven’t already done so.

Given these changes, I want to assure you that the most important aspects of the Excelsior Funds will remain the same. Specifically, the fund management and investment process provided by U.S. Trust, as advisor to the Funds, as well as the funds’ emphasis on enduring performance, will not change.

In closing, we at Excelsior Funds remain committed to helping you reach your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

1

EQUITY MARKET REVIEW

We had expected that the financial markets would come into alignment with the financial environment being shaped by the Fed, and that finally came to pass as the fiscal year ending March 31, 2006 drew to a close. The markets improved as uncertainties about the Fed’s intentions, energy costs and Iraq were resolved to a degree—though the latter name was replaced by Iran as a geopolitical issue. Importantly, inflation is contained while growth has moderated to what we believe to be sustainable levels. We think the Fed’s economic shock effect has been temperate on growth overall. While GDP dipped in the fourth quarter of 2005, in response to hurricane after effects, it recovered to a 4.8% rate for the first quarter of 2006. Meanwhile, corporate profits, as reported for the first quarter, were strong indeed. Our confidence that a self-reinforcing expansion is underway continues firm.

Major equity indexes and averages posted new multi-year highs as the fiscal year came to an end. The financial markets reacted well to the Fed’s fifteenth sequential rate increase, to a federal funds rate target of 4.75%. Investors saw moderate economic growth ahead, with the potential for earnings growth, all within a context of well-contained inflation. Stocks, as measured by the Standard & Poor’s 500 Index, began to rally in the middle of the 2005 fourth-quarter, and that rally continued into the first quarter of 2006, making new five-year highs.

We think many of the equity investment themes that worked over the fiscal year should continue to prove successful. Overall, our themes are: (1) pricing power, (2) globalization, (3) secular reflation, (4) M&A, and (5) business versus the domestic consumer. In equities, we favor large-cap stocks over small caps, since small caps have had a long run that we believe is nearing an end. Our preference is for growth over value, when it comes to investment style--since we expect investors will target stable earnings growth, along with companies able to raise dividends and/or buyback shares. In sectors, we see housing slowing, and we continue to think the old economy, meaning industrials and commodity raw materials, especially metals, should outpace consumer sectors. We strongly favor global equities, and particularly those of emerging market nations aiming at developed world status, including China, India and Mexico, along with Russia and Australia as important sources of raw materials.

The Treasury yield curve inverted in the final months of 2005 and into January of 2006, with short-term rates higher than long-term interest rates. Recession fears were sparked, but were countered by no less than new Fed chairman, Ben Bernanke, who emphasized that yield curve inversion, rather than sending a signal of incipient recession, was, instead, a reflection of the global savings glut. We too believe that the yield-curve indicator will fail to reflect a downturn this time, and we are looking for GDP growth of at least 2.5% for full-year 2006. Nevertheless, the beginning of a slower U.S. consumer spending growth trend seems to be in place, and normally, the direct and indirect effects of a percentage point drop in real consumption growth would translate into an almost equal-size drop in GDP growth. But we don’t expect that because business and government spending is accelerating, and the global economy is picking up steam even as U.S. consumers moderate their spending habits.

2

FIXED INCOME MARKET REVIEW

The fixed income markets experienced three key trends over the course of the fiscal year ending March 31, 2006. Dominating the market was the Federal Reserve’s continuous monetary tightening, which culminated in its fifteenth federal funds target rate hike, to 4.75%, as the reporting period ended. The result was a shift to higher bond yields across the maturity spectrum.

The second critical aspect of the fixed-income market was the continued flattening of the yield curve, as we expected. The yield curve inverted, with shorter rates higher than longer rates, for a period from the end of 2005 into early 2006. An inverted curve has signaled future recessions in the past, but our thinking concurs with the Fed’s, which identifies a global liquidity surplus as the cause of the inversion. The last critical factor for the markets was limited to municipal bonds, with the first quarter of 2006 experiencing a drop in issuance as higher rates cut off refunding issues. Tighter muni supply is expected to continue over the new fiscal year.

Agency bonds modestly outperformed Treasuries for the past 12 months. Demand was strong from domestic investors who sought a high-quality reserve against future opportunities in other sectors. Foreign buying was very heavy. Inflation indexed bonds (TIPS) signaled an increase in inflation expectations as breakeven yields for 5-year and 10-year issues rose over the reporting period, in particular with short maturity issues. Commercial mortgage backed securities modestly outperformed due to healthy demand as investors moved some funds out of the corporate sector into this sector. Interest rate volatility, a key determinant of value in the mortgage-backed securities market, has continued to decline favoring the prospects for out-performance in this sector. Municipals outperformed Treasuries, as yields on the latter rose more on both an actual and a relative basis. This was caused by a well documented increase in demand on the part of non-traditional municipal investors, in addition to a reduction in new-issue supply. The result was much richer municipal/Treasury yield ratios. This has been especially true for maturities of 10+ years, although all comparative municipal/Treasury bond yield ratios fell to 5-year lows in the quarter.

The 10-year Treasury yield is nearing the high end of the expected range for 2006. Yields should begin to decline later in the year driven by an expected slowdown in economic activity, specifically with respect to housing and the consumer. The Fed’s new Chairman, Ben Bernanke, has stated that going forward, Fed policy will be more data dependent, which could see more tightening than expected, but we believe the Fed is aware of the potential for excessive tightening. Opportunity to profit from the yield curve returning to its more traditional steeper shape is now evident. From a duration standpoint, we are positioned slightly shorter to fixed-income benchmarks, looking for an easing to economic growth rates. We will look to position portfolios longer relative to the benchmarks after the Fed concludes its rate increases. We think a significant yield advantage exists in select mortgage-backed and asset-backed investments and continues to dictate an overweight position in the sector.

3

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Fiscal Year Annual Review

The Fed’s FOMC increased the target short-term federal funds rate progressively over the past twelve months, culminating in the 15th rate hike since June 2004, to 4.75%. Treasury yields rose from the 3-month T-Bill to the 30-year bond, and the yield curve flattened and then inverted for more than a month. The Fed has said that further hikes under new Chairman Ben Bernanke will be data-dependent, signaling an end to tightening unless inflation numbers gap higher.

Performance Attribution

The Excelsior Core Bond Fund generated strong relative performance that was largely the result of the portfolio’s barbell position and shorter duration, which benefited as yields rose and the Treasury yield curve flattened. The Fund’s defensive posture to rising rates was additive to returns as yields rose. While our moderate underweight allocation in corporate bonds was a slight detractor from returns, our selective holdings in high yield debt aided relative performance. Allocations to asset-backed and commercial mortgage backed securities helped performance as well. Furthermore, the allocation to municipal bonds added value as the current refinancing supply has been light and demand has increased due to higher yields. Our average quality rating remains at AAA. The allocation to BBB rated securities remains minimal, with the portfolio emphasizing higher quality issues. There were no major changes to our sector allocations although some credit positions were selectively reduced while we added to our mortgage position. The moderate corporate underweight allocation was maintained. We have added to our position in hybrid ARMs (adjustable rate mortgages) with interest rates that are fixed for a set period and then float.

Outlook

We believe a significant yield advantage exists in select mortgage-backed and asset-backed investments, which continues to dictate an overweight position in these securities for the Fund. Interest rate volatility, a key determinant of value in the mortgage-backed securities market, has continued to decline, favoring the prospects for out-performance in this sector. Once the Fed ends the tightening phase, we see little change in the fed funds’ target rate for a considerable period thereafter. We continue to favor investments in high-quality commercial mortgages (CMBS), for their attractive yield levels, low event risk, and high quality.

4

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

5

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Fiscal Year Annual Review

The Equity Income Fund concentrates on investing in stocks that either pay above-average dividends or have the potential to grow their dividends. We are pleased that the trend of new first-time dividend initiation remains strong. Our efforts to grow our income stream by purchasing stocks with above-average dividend payouts from companies with progressive dividend growth policies continued to bear fruit over the fiscal year, ending March 31, 2006. Responding to a perceived need to improve shareholder return, corporate management is intiating new dividends, increasing dividends, and extending long histories of dividend payment.

Performance Attribution

During the reporting period, our performance was governed by a strong sell disciple, which enabled us to take profits as our price targets were attained. Our exposure to infrastructure-orientated industrials provided strong contributions. Furthermore, our decision to maintain positions in the telecommunications sector, while eliminating our exposure to power utilities, proved to be very rewarding. Improving sentiment toward telecommunication stocks has been the catalyst for their out-performance while higher interest rates have resulted in negative returns for utilities. Our holding in medical technology contributed only modest under performance. But our heavy underweight in energy and commodities resulted in underperformance versus the benchmark. We added a number of new positions over the course of the fiscal year, emphasizing technology, pharmaceuticals and insurers. We targeted what we believe is an exceptional analog semiconductor company, with higher margins and returns on capital than their competitors. We also added a global pharmaceutical firm, with what we see as an attractive new drug pipeline and a drug portfolio that is not heavily exposed to off-patent runoffs. In insurance, we swapped from one re-insurer to another, to capitalize on a distinct valuation advantage. On the sale side, we trimmed in consumer electronics.

Outlook

We remain enthusiastic as many of the companies in our portfolio are growing their business values and increasing their dividends; however, in many cases this progress is not yet fully reflected in their share prices. By our way of thinking, these companies are more attractive today than at this time last year, and we believe we will be rewarded for our patience. Finally, payout ratios and dividend rates continue to rise, underscoring the dynamics that we are acutely focused on. While the Federal Reserves continues to implement tighter monetary policy, we see a soft landing for the economy, which should preserve corporate profit growth.

6

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

7

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Annual Fiscal Year Review

The market built on a strong end-of-2005 post Thanksgiving rally, with one of the strongest first quarters since 1999, which saw the Standard & Poor’s 500 Index better its full-year 2005 price gain. This solid performance in spite of continued Fed tightening, a long-awaited slow-down in housing activity, continued global geo-political angst and higher oil and gas prices, suggests that consumers and investors remain optimistic. And why not? The U.S. economy continues to grow steadily, albeit at a more moderate pace. Inflation remains a tame worry, not a harsh reality. Finally, equities appear relatively attractive on a price earnings basis versus Treasuries and real estate.

Performance Attribution

The Excelsior Large-Cap Growth Fund outpaced our large-cap growth benchmark over the reporting period. This outperformance can be attributed to successful stock picking, particularly within the telecom, financial, technology and consumer discretionary sectors. We favored what we saw as the beginning of a shift back to growth, from the prevailing value orientation of the markets. This strategy helped us capitalize with holdings in the Financial and Internet Industries, that were strong performers year-long. Our health care overweighting injured our relative performance as did our underweight in the energy and materials sectors. Normally, growth stocks would have outperformed value stocks at this stage of the business cycle. However, equity investors took their cues from the bond market and preferred to hold on to interest-rate-sensitive and low-multiple stocks until clear signs of a sustained rebound emerged.

Outlook

Our outlook remains optimistic, as we continue to find evidence of an investor return to the growth style. Since profits grew at more than double the rate of stocks last year, we may have some more catching up to do. The comparative profit gap between the growth and value styles is beginning to expand in favor of growth. In summary, the earnings, valuation and sentiment data support our view that the return of growth stock investing is just beginning. We expect the Federal Reserve to end its tightening process in the new fiscal year, and we look for a slow down in commodity and energy price gains. Significant post-hurricane rebuilding should also provide stimulus, and the Congressional elections should have positive impact. Overall, profit growth is likely to sustain the equity markets.

8

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

9

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Fiscal Year Annual Review

The Federal Reserve will eventually conclude its interest rate hikes and at sixteen times earnings, we believe stocks have room to advance. Over the course of the fiscal year, superb growth in corporate earnings and continued low inflation pushed stocks higher. We expect additional gains going forward despite the presence of several shorter-term negatives, including, high oil prices and rising short term interest rates. To our way of thinking, a moderate economic slow down should prove a sustainable source of earnings growth, especially for mid-cap companies poised to challenge their larger rivals.

Performance Attribution

We continue to target highly selective additions to the Fund. We added in consumer products, particularly in home furnishing, where we established a position with a leader in the specialty mattress category. As utilities restock, coal demand is increasing, and we added in this raw materials sector. We expect operating performance in this area to improve as capital expenditures are undertaken. We also opportunistically added to an existing position, which suffered a setback that we saw as temporary. Proceeds for these purchases came from selling in housewares and utilities. Merger and acquisition activity provided benefits, a trend we expect to continue. Mid-cap stocks were outperformers, with mid-cap indexes rising almost double what broad market measures returned. Our energy holdings continued to do well all year long, but non-energy related stocks also shone. Some of our star performers in prior years struggled, but these holdings continue to represent excellent long-term value in our estimation.

Outlook

Operating results of companies owned in the Fund were strong this year, marked by above average profitability and earnings growth. Continued merger and acquisition activity suggests a continuation of the favorable environment for our investment preference for restructuring companies. A few of the Fund’s troubled children, meaning its poor performing stocks, have recently shown signs of improved management. On the whole, the Fund’s investments sell at attractive discounts to market benchmarks on an earnings, cash flow and book value basis. While our expectations are therefore positive, we continue to keep the Fund well diversified, to mitigate risks, and remain true to our mission of purchasing stocks with improving fundamentals and low valuations.

10

EXCELSIOR FUNDS TRUST	MID CAP VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

11

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Annual Fiscal Year Review

The small cap trend seems to have confounded many experts who had concluded that the asset class was due for a bout of underperformance, given the strong multi-year run for small-caps in previous years. The simple fact is, in addition to still many very reasonable valuations, a vast liquidity shift in favor of hedge funds has occurred. These managers may find small and mid-cap issues far more appealing for rapid appreciation. It is very difficult for a hedge fund manager to influence the likes of large-cap industry leaders, but their ownership impact can be significant further down the food chain. Throughout the reporting period, an otherwise attractive environment for small-cap stocks, including positive macroeconomic trends and strong corporate fundamentals, the markets were overshadowed by the triple threat of rising market interest rates, surging oil prices, hurricane devastation and ongoing violence in the Middle East.

Performance Attribution

The portfolio’s positive return in the quarter was driven by several factors. Our long-term investors recall that our disciplines lead us to issues that have heretofore underperformed and carry low valuations relative to their own history. Technology has been a favored area for us. Very noticeably, for the first time in a long time, this sector has begun to contribute to performance. After almost six years of a tech bear market, we are seeing the confluence of many factors, which have led us to add new positions in this sector, and to increase existing holdings. The tech companies that survived the downturn have dramatically improved their balance sheets, utilization rates, and margin structure. At the same time, many firms are shrinking their share base through share repurchase programs. Hence, our activity focus continues on highly selective technology additions to the Fund’s portfolio.

Outlook

If we are correct in our assessment of hedge fund capital inflows as a prime motivator of small cap stock prices, we would look for a continuance of the current trend. Moreover, given our commitment to the technology sector, as capital spending by business ramps higher, we see expanded revenues leading to improved margins and with a smaller share count—a perfect formula for earnings leverage. We think technology is the likely beneficiary of a greater need for productivity, particular as global competition continues.

12

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

13

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Annual Fiscal Year Review

Long-term equity fundamentals pointed toward higher stock prices in our estimation at the start of the twelve-month period ending March 31. Superb growth in corporate earnings and continued low inflation pushed stocks higher. Stocks mounted a major rally in the last quarter of 2005 and continued to make new five-year highs in the first quarter of 2006. The Federal Reserve will eventually conclude its interest rate hikes while stocks still have room, at sixteen times earnings, to advance.

Performance Attribution

The apparent abatement of corporate defensiveness and increased emphasis on improving businesses favored our type of investing throughout the year, and the fund saw two of its holdings acquired at a premium. Energy holdings continued to do well over the reporting period, and our holdings reflected higher oil and gas prices reflecting increased global demand and shortages from Hurricanes Rita and Katrina. Our non-energy related stocks also fared well, as commercial construction picked up for the first time since 2000 and rental equipment rates soared, boosting our holdings in the sector. Negative impact was recorded in real estate and mortgages; sectors that declined on rising interest rate concerns, as the Fed boosted the fed funds target rate to 4.75% by the end of the reporting period. But we think our holdings in this sector continue to represent excellent long-term value.

Outlook

On the whole, the Fund’s investments sell at an attractive discount to market benchmarks on an earnings, cash flow, and book value basis. Continued merger and acquisition activity suggests a continuation of the favorable environment for our investment preference for restructuring companies. While our expectations are therefore positive, we continue to keep the Fund well diversified to mitigate potential risks, and remain true to our mission of purchasing stocks with improving fundamentals and low valuations. We continue to look for improvement in the energy and commodity sectors, given global demand trends, and health care may prove an important source of positive performance in the coming year. Solid business growth should counteract the Fed’s tightening and higher energy costs, allowing for earnings acceleration for carefully selected stocks.

14

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

15

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 0.10%
$ 294,473	CIT RV Trust, 1999-A A4	6.16%	06/15/13	$294,413

	TOTAL ASSET BACKED SECURITIES (Cost $288,434)			294,413

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.02%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 8.61%
2,295,956	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(a)	4.46	12/25/34	2,243,580
2,192,522	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	2,152,184
1,409,477	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	1,395,569
7,158,083	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.80	08/25/34	7,005,424
9,127,959	JP Morgan Mortgage Trust, 2005-A6 1A1(a)	5.15	09/25/35	9,008,474
2,657,887	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	2,578,087

				24,383,318

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 3.03%
5,208,627	1602 PH	6.00	04/15/23	5,220,472
3,296,147	2333 UZ	6.50	07/15/31	3,347,404

				8,567,876

	FEDERAL NATIONAL MORTGAGE ASSOCIATION— 0.50%
1,430,000	2003-17 QT	5.00	08/25/27	1,404,289

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.88%
2,450,621	2005-25 B	6.21	03/16/21	2,486,037

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $37,574,710)			36,841,520

Principal Amount		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.54%
$ 1,477,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76%	11/10/39	$1,400,650
3,705,581	Chase Commercial Mortgage Securities Corp., 1997-2 D	6.60	12/19/29	3,771,967
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	1,016,760
1,689,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	1,659,529
2,000,000	Morgan Stanley Capital I, 1997-C1F(b)	6.85	02/15/20	2,010,911
3,601,000	Morgan Stanley Capital I, 1999-WF1 B	6.32	11/15/31	3,675,836
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33	3,384,305
1,969,034	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06	1,965,698
773,095	Mortgage Capital Funding, Inc., 1996-MC2 D	7.26	12/21/26	776,091
3,061,000	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	3,137,019
2,521,000	Nomura Asset Securities Corp., 1998-D6 A4(a)	6.92	03/15/30	2,828,507
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,463,240
2,305,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	2,282,884
10,000,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5(a)(c)	5.09	07/15/42	9,775,846

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $41,540,424)			41,149,243

See Notes to Financial Statements.

16

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — 15.06%
$ 1,115,000	America Movil S.A. de C.V.	5.50%	03/01/14	$1,068,607
2,000,000	Bank One Corp.	7.88	08/01/10	2,180,832
3,005,000	Bottling Group llc	5.50	04/01/16	2,966,407
700,000	British Telecommunications plc	8.88	12/15/30	895,497
2,800,000	Cisco Systems, Inc.	5.50	02/22/16	2,757,941
1,081,000	CIT Group, Inc.	5.88	10/15/08	1,093,756
2,000,000	Citigroup, INC.	4.25	07/29/09	1,937,164
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,490,246
2,000,000	Comcast Cable Communications	6.75	01/30/11	2,079,016
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,504,655
600,000	Entergy Gulf States	5.70	06/01/15	575,122
1,000,000	Ford Motor Credit Co.	8.63	11/01/10	958,056
2,773,000	Household Finance Corp.	8.00	07/15/10	3,025,750
1,437,000	International Lease Finance Corp.	4.50	05/01/08	1,412,935
250,000	Iron Mountain, Inc.	8.63	04/01/13	260,000
2,881,000	Merrill Lynch & Co. MTN	5.00	02/03/14	2,762,940
2,800,000	Morgan Stanley	4.75	04/01/14	2,612,380
2,000,000	Morgan Stanley Dean Witter	6.75	04/15/11	2,105,300
1,690,000	Oracle Corp./ Ozark Holdings(b)	5.25	01/15/16	1,621,205
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,389,778
627,000	PSEG Energy Holdings, Inc.	8.63	02/15/08	653,648
2,000,000	RBS Capital Trust III(a)	5.51	09/29/49	1,929,116
1,596,000	Sprint Capital Corp.	8.38	03/15/12	1,803,320
1,153,000	Time Warner Cos., Inc.	7.25	10/15/17	1,233,772
1,441,000	Wal-Mart Stores	4.13	02/15/11	1,364,284
950,000	Xerox Corp.	6.40	03/15/16	942,875

	TOTAL CORPORATE BONDS (Cost $42,975,196)			42,624,602

TAX-EXEMPT SECURITIES — 1.31%
3,600,000	University of Texas Revenue Bonds, Series B	5.00	08/15/33	3,702,456

	TOTAL TAX-EXEMPT SECURITIES (Cost $3,691,406)			3,702,456

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY BONDS & NOTES — 1.83%
	FANNIE MAE (1.83%):
$ 5,000,000	MTN	6.25%	02/01/11	$5,185,515

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $5,341,117)			5,185,515

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 32.03%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 17.14%
10,000,000	TBA	4.50	04/01/21	9,543,751
2,888,445	Pool # A20105	5.00	04/01/34	2,753,346
9,843,702	Pool # A47411	4.50	10/01/35	9,080,373
4,901,581	Pool # A48132	7.00	12/01/35	5,045,327
2,999,380	Pool # C01811	5.00	04/01/34	2,859,092
133,535	Pool # C71221	5.00	09/01/32	127,467
4,887,002	Pool # G01842	4.50	06/01/35	4,508,040
15,004,026	Pool # G18105	5.00	03/01/21	14,624,096

				48,541,492

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 12.51%
11,809,993	Pool # 357824	5.50	06/01/35	11,531,302
1,257,935	Pool # 387203	4.80	01/01/12	1,227,747
1,074,138	Pool # 387204	4.80	01/01/12	1,048,361
3,780,015	Pool # 618322	6.00	12/01/31	3,785,055
4,974,463	Pool # 805386 ARM(a)	4.90	01/01/35	4,920,909
764,261	Pool # 812268	5.50	05/01/35	746,227
911,766	Pool # 820989	5.50	04/01/35	890,251
909,179	Pool # 821567	5.50	06/01/35	887,724
11,234,831	Pool # 829321	4.50	09/01/35	10,367,019

				35,404,595

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.38%
389,975	Pool # 2562	6.00	03/20/28	394,022
596,534	Pool # 267812	8.50	06/15/17	640,097
2,164,434	Pool # 3413	4.50	07/20/33	2,018,927
1,983,052	Pool # 3442	5.00	09/20/33	1,916,383
36,385	Pool # 532751	9.00	08/15/30	39,616
109,246	Pool # 568670	6.50	04/15/32	113,284
300,160	Pool # 780548	8.50	12/15/17	321,070
291,452	Pool # 780865	9.50	11/15/17	318,467
538,300	Pool # 781084	9.00	12/15/17	577,178
390,606	Pool # 80311 ARM(a)	4.50	08/20/29	390,282

				6,729,326

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $91,989,929)			90,675,413

See Notes to Financial Statements.

17

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT SECURITIES — 17.81%
	U.S. TREASURY STRIPS — 4.46%
$ 22,600,000		0.00%	11/15/17	$12,633,174

	U.S. TREASURY INFLATION PROTECTED BONDS — 0.83%
300,000		4.25	01/15/10	379,904
2,000,000		0.88	04/15/10	1,982,919

				2,362,823

	U.S. TREASURY NOTES — 12.52%
7,700,000		3.63	01/15/10	7,381,774
12,000,000		4.50	11/15/10	11,838,720
11,955,000	(c)	7.63	11/15/22	15,346,299
885,000		4.50	02/15/36	830,379

				35,397,172

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $52,096,327)			50,393,169

Shares
REGISTERED INVESTMENT COMPANIES — 2.16%
3,052,268	Dreyfus Government Cash Management Fund			3,052,268
3,052,268	Fidelity U.S. Treasury II Fund			3,052,267

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $6,104,535)			6,104,535

		Value
TOTAL INVESTMENTS (Cost $281,602,078)(d)	97.86%	$276,970,866
OTHER ASSETS IN EXCESS OF LIABILITIES	2.14	6,045,059

NET ASSETS	100.00%	$283,015,925

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $4,648,876 or 1.64% of net assets.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$760,868	$(5,392,080)	$(4,631,212)

ARM—Adjustable Rate Mortgage

llc—limited liability company

MTN—Medium Term Note

plc—public limited company

STRIPS—Separately Traded Registered Interest and Principal Securities

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	51.67%	$146,254,097
Corporate Bonds	15.06	42,624,602
Commercial Mortgage-Backed Securities	14.54	41,149,243
Collateralized Mortgage Obligations	13.02	36,841,520
Registered Investment Companies	2.16	6,104,535
Tax-Exempt Securities	1.31	3,702,456
Asset Backed Securities	0.10	294,413

Total Investments	97.86%	$276,970,866
Other Assets in Excess of Liabilities	2.14	6,045,059

Net Assets	100.00%	$283,015,925

See Notes to Financial Statements.

18

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Equity Income Fund

Shares		Value
COMMON STOCKS — 92.49%
	CONSUMER DISCRETIONARY — 14.17%
106,000	CBS Corp., Class B	$2,541,880
221,000	Circuit City Stores, Inc.	5,410,080
120,000	Lear Corp.	2,127,600
214,000	Leggett & Platt, Inc.	5,215,180
184,800	Newell Rubbermaid, Inc.	4,655,112
118,000	Snap-On, Inc.	4,498,160
123,400	Time Warner, Inc.	2,071,886
68,500	Viacom, Inc., Class B(a)	2,657,800

		29,177,698

	CONSUMER STAPLES — 2.67%
77,500	Altria Group, Inc.	5,491,650

	ENERGY — 8.69%
100,000	BP plc ADR	6,894,000
114,000	Chevron Corp.	6,608,580
60,100	Halliburton Co.	4,388,502

		17,891,082

	FINANCIAL — 20.45%
105,000	Arthur J. Gallagher & Co.	2,920,050
43,316	Bank of America Corp.	1,972,611
131,000	Citigroup, Inc.	6,188,440
100,000	Freddie Mac	6,100,000
195,000	Mellon Financial Corp.	6,942,000
100,000	Morgan Stanley	6,282,000
93,000	RenaissanceRe Holdings Ltd.	4,056,660
149,000	U.S. BanCorp.	4,544,500
147,500	W. P. Stewart & Co. Ltd.	3,109,300

		42,115,561

	HEALTH CARE — 6.32%
92,000	Eli Lilly & Co.	5,087,600
101,300	Medtronic, Inc.	5,140,975
50,000	Novartis AG ADR	2,772,000

		13,000,575

	INDUSTRIALS — 12.05%
112,000	Dover Corp.	5,438,720
177,533	General Electric Co.	6,174,598
163,000	Honeywell International, Inc.	6,971,509
66,275	Hubbell, Inc., Class B	3,397,257
86,000	RR Donnelley & Sons Co.	2,813,920

		24,796,004

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 11.44%
243,000	Electronic Data Systems Corp.	$6,519,690
138,000	Linear Technology Corp.	4,841,040
200,000	Microsoft Corp.	5,442,000
325,500	Nokia Oyj ADR	6,744,360

		23,547,090

	RAW/INTERMEDIATE MATERIALS — 11.17%
103,000	Eastman Chemical Co.	5,271,540
201,700	Packaging Corp. of America	4,526,148
15,000	Pope Resources Ltd.	498,750
74,000	Rayonier, Inc.	3,373,660
237,000	RPM, Inc.	4,251,780
70,000	Weyerhaeuser Co.	5,070,100

		22,991,978

	TELECOMMUNICATION — 5.53%
180,000	AT&T, Inc.	4,867,200
191,500	Verizon Communications, Inc.	6,522,490

		11,389,690

	TOTAL COMMON STOCKS (Cost $166,480,153)	190,401,328

FOREIGN COMMON STOCKS — 3.11%
	UNITED KINGDOM — 3.11%
463,400	Pearson plc	6,403,518

	TOTAL FOREIGN COMMON STOCKS (Cost $5,497,014)	6,403,518

CONVERTIBLE PREFERRED STOCKS — 3.73%
	CONSUMER DISCRETIONARY — 2.16%
71,900	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	2,160,595
132,400	General Motors Corp., Series C, Preferred Exchange, 6.25%	2,297,140

		4,457,735

	ENERGY — 1.57%
89,500	EL Paso Energy Capital Trust I, Preferred Exchange, 4.75%	3,222,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,510,071)	7,679,735

See Notes to Financial Statements.

19

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Equity Income Fund — (continued)

Contracts		Value
CALL OPTION PURCHASED — 0.34%
2,000	Time Warner, Inc. Expires 01/19/08 strike price 15	$700,000

	TOTAL CALL OPTION PURCHASED (Cost $895,999)	700,000

TOTAL INVESTMENTS (Cost $180,383,237)(b)	99.67%	$205,184,581
OTHER ASSETS IN EXCESS OF LIABILITIES	0.33	669,398

NET ASSETS	100.00%	$205,853,979

(a)	Non-income producing security
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$26,765,350	$(1,964,006)	$24,801,344

ADR—American Depository Receipt

Ltd.—Limited

plc—Public limited company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	20.45%	$42,115,561
Consumer Discretionary	19.78	40,738,951
Industrials	12.05	24,796,004
Information Technology	11.44	23,547,090
Raw/Intermediate Materials	11.17	22,991,978
Energy	10.26	21,113,082
Health Care	6.32	13,000,575
Telecommunication	5.53	11,389,690
Consumer Staples	2.67	5,491,650

Total Investments	99.67%	$205,184,581
Other Assets in Excess of Liabilities	0.33	669,398

Net Assets	100.00%	$205,853,979

See Notes to Financial Statements.

20

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Large Cap Growth Fund

Shares		Value
COMMON STOCKS — 95.96%
	CONSUMER DISCRETIONARY — 17.76%
326,100	Carnival Corp., Class A	$15,447,357
478,700	Coach, Inc.(a)	16,553,446
563,300	eBay(a)	22,002,498
238,100	Lowes Companies, Inc.	15,343,164
456,000	Petsmart, Inc.	12,831,840
422,900	Starbucks Corp.(a)	15,917,956

		98,096,261

	FINANCIAL — 7.63%
34,800	Chicago Mercantile Exchange	15,573,000
74,600	Lehman Brothers Holding, Inc.	10,781,938
303,975	SLM Corp.	15,788,462

		42,143,400

	HEALTH CARE — 34.91%
171,655	Alcon, Inc.	17,896,750
214,685	Amgen, Inc.(a)	15,618,334
431,688	Caremark Rx, Inc.(a)	21,230,416
519,600	Celgene Corp.(a)	22,976,712
183,400	Genentech, Inc.(a)	15,499,134
210,300	Gilead Sciences, Inc.(a)	13,084,866
289,840	Medtronic, Inc.	14,709,380
595,631	Patterson Cos., Inc.(a)	20,966,211
388,100	Teva Pharmaceutical Industries Ltd. ADR	15,981,958
202,876	WellPoint, Inc.(a)	15,708,689
281,482	Zimmer Holdings, Inc.(a)	19,028,183

		192,700,633

	INDUSTRIALS — 2.94%
188,200	Expeditors International of Washington, Inc.	16,258,598

	INFORMATION TECHNOLOGY — 28.92%
351,600	Apple Computer, Inc.(a)	22,052,352
361,500	Broadcom Corp., Class A(a)	15,602,340
312,259	Dell, Inc.(a)	9,292,828
284,415	Electronic Arts, Inc.(a)	15,563,189
60,873	Google, Inc., Class A(a)	23,740,469
184,203	Infosys Technologies Ltd. ADR	14,342,046
395,990	Qualcomm, Inc.	20,041,054
165,100	Research In Motion Ltd.(a)	14,013,688
144,700	SAP AG ADR	7,860,104
531,500	Yahoo!, Inc.(a)	17,146,190

		159,654,260

Shares		Value
COMMON STOCKS — (continued)
	TELECOMMUNICATION — 3.80%
612,700	America Movil S.A. de C.V., Series L ADR	$20,991,102

	TOTAL COMMON STOCKS (Cost $443,598,594)	529,844,254

Principal Amount
REPURCHASE AGREEMENT — 6.69%
$36,968,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $36,978,474 (collateralized by U.S. Treasury Note, par value $27,691,000, 8.125%, maturing 08/15/21; total market value $37,241,507)	36,968,000

	TOTAL REPURCHASE AGREEMENT (Cost $36,968,000)	36,968,000

TOTAL INVESTMENTS (Cost $480,566,594)(b)	102.65%	$566,812,254
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.65)	(14,616,684)

NET ASSETS	100.00%	$552,195,570

(a)	Non-income producing security
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$90,470,304	$(4,224,644)	$86,245,660

ADR—American Depository Receipt

Ltd.—Limited

See Notes to Financial Statements.

21

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Health Care	34.91%	$192,700,633
Information Technology	28.92	159,654,260
Consumer Discretionary	17.76	98,096,261
Financial	7.63	42,143,400
Repurchase Agreement	6.69	36,968,000
Telecommunication	3.80	20,991,102
Industrials	2.94	16,258,598

Total Investments	102.65%	$566,812,254
Liabilities in Excess of Other Assets	(2.65)	(14,616,684)

Net Assets	100.00%	$552,195,570

See Notes to Financial Statements.

22

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Mid Cap Value and Restructuring Fund

Shares		Value
COMMON STOCKS — 97.44%
	CONSUMER DISCRETIONARY — 26.05%
90,000	Autozone, Inc.(a)	$8,972,100
126,600	Black & Decker Corp.	11,000,274
745,000	Blockbuster, Inc.	2,667,100
229,661	Callaway Golf Co.	3,950,169
95,000	Centex Corp.	5,889,050
325,000	Constellation Brands, Inc.(a)	8,141,250
270,000	EchoStar Communications, Inc.(a)	8,064,900
170,000	Limited Brands	4,158,200
42,000	Morgans Hotel Group(a)	741,720
379,700	Onex Corp.	6,998,251
210,000	Sherwin-Williams Co.	10,382,400
294,700	Tempur-Pedic International, Inc.(a)	4,170,005
300,000	TJX Cos., Inc.	7,446,000
208,000	Zale Corp.(a)	5,830,240

		88,411,659

	CONSUMER STAPLES — 2.34%
205,000	Dean Foods Co.(a)	7,960,150

	ENERGY — 12.45%
130,000	Cimarex Energy Co.	5,623,800
217,000	Devon Energy Corp.	13,273,890
153,700	Noble Corp.	12,465,070
117,600	Occidental Petroleum Corp.	10,895,640

		42,258,400

	FINANCIAL — 15.21%
167,300	Ace Ltd.	8,701,273
200,000	CIT Group, Inc.	10,704,000
250,000	Doral Financial Corp.	2,887,500
50,000	First Marblehead Corp.	2,162,500
73,000	Lehman Brothers Holding, Inc.	10,550,690
125,000	Leucadia National Corp.	7,457,500
75,000	RenaissanceRe Holdings Ltd.	3,271,500
270,000	Sovereign Bancorp, Inc.	5,915,700

		51,650,663

	HEALTH CARE — 5.58%
415,000	Health Management Associates, Inc., Class A	8,951,550
215,000	Shire Pharmaceuticals plc ADR	9,995,350

		18,946,900

Shares		Value
COMMON STOCKS — (continued)
	INDUSTRIALS — 15.69%
51,500	Autoliv, Inc.	$2,913,870
235,000	Brink’s Co.	11,928,600
265,000	Empresa Brasileira de Aeronautica S.A. ADR	9,765,250
123,700	Lincoln Electric Holdings, Inc.	6,678,563
210,000	Mueller Industries, Inc.	7,494,900
420,000	United Rentals, Inc.(a)	14,490,000

		53,271,183

	INFORMATION TECHNOLOGY — 7.21%
190,000	Electronic Data Systems Corp.	5,097,700
280,400	Harris Corp.	13,260,116
580,000	Symbol Technologies, Inc.	6,136,400

		24,494,216

	RAW/INTERMEDIATE MATERIALS — 7.11%
233,800	Aracruz Cellulose S.A. ADR	12,377,372
225,000	Cabot Microelectronics Corp.(a)	8,347,500
350,000	International Coal Group, Inc.(a)	3,409,000

		24,133,872

	REAL ESTATE — 2.34%
126,600	St. Joe Co.	7,955,544

	UTILITIES — 3.46%
406,800	EL Paso Corp.	4,901,940
320,000	Williams Cos., Inc.	6,844,800

		11,746,740

	TOTAL COMMON STOCKS (Cost $208,393,057)	330,829,327

FOREIGN COMMON STOCKS — 1.94%
	NETHERLANDS — 1.94%
99,500	Hunter Douglas NV	6,598,774

	TOTAL FOREIGN COMMON STOCKS (Cost $3,662,399)	6,598,774

CONVERTIBLE PREFERRED STOCKS — 0.14%
	CONSUMER DISCRETIONARY — 0.14%
500	Blockbuster, Inc., Preferred Exchange, 7.50%(b)	465,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $500,000)	465,000

See Notes to Financial Statements.

23

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Mid Cap Value and Restructuring Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 0.44%
$1,484,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $1,484,420 (collateralized by U.S. Treasury Note, par value $1,112,000, 8.125%, maturing 08/15/21; total market value $1,494,979)	$1,484,000

	TOTAL REPURCHASE AGREEMENT (Cost $1,484,000)	1,484,000

TOTAL INVESTMENTS (Cost $214,039,456)(c)	99.96%	$339,377,101
OTHER ASSETS IN EXCESS OF LIABILITIES	0.04	120,025

NET ASSETS	100.00%	$339,497,126

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $465,000 or 0.14% of net assets.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$130,550,617	$(5,212,972)	$125,337,645

ADR—American Depository Receipt

Ltd.—Limited

plc—public limited company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	28.13%	$95,475,433
Industrials	15.69	53,271,183
Financial	15.21	51,650,663
Energy	12.45	42,258,400
Information Technology	7.21	24,494,216
Raw/Intermediate Materials	7.11	24,133,872
Health Care	5.58	18,946,900
Utilities	3.46	11,746,740
Consumer Staples	2.34	7,960,150
Real Estate	2.34	7,955,544
Repurchase Agreement	0.44	1,484,000

Total Investments	99.96%	$339,377,101
Other Assets in Excess of Liabilities	0.04	120,025

Net Assets	100.00%	$339,497,126

See Notes to Financial Statements.

24

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Small Cap Fund

Shares		Value
COMMON STOCKS — 98.97%
	CONSUMER DISCRETIONARY — 14.35%
400,000	Cabelas, Inc.(a)	$8,208,000
60,000	Columbia Sportswear Co.(a)	3,199,800
320,000	Ethan Allen Interiors, Inc.	13,446,400
800,000	Oakley, Inc.	13,616,000
880,000	Sotheby’s Holdings, Inc., Class A(a)	25,555,200
320,000	Thor Industries, Inc.	17,075,200
200,000	Urban Outfitters, Inc.(a)	4,908,000

		86,008,600

	CONSUMER STAPLES — 1.98%
380,000	Performance Food Group Co.(a)	11,852,200

	ENERGY — 5.54%
380,000	Helix Energy Solutions Group, Inc.(a)	14,402,000
400,000	TETRA Technologies, Inc.(a)	18,816,000

		33,218,000

	FINANCIAL — 10.38%
200,000	Greenhill & Co., Inc.	13,222,000
260,000	Jefferies Group, Inc.	15,210,000
125,000	Park National Corp.	13,312,500
600,000	Philadelphia Consolidated Holdings Corp.(a)	20,484,000

		62,228,500

	HEALTH CARE — 6.83%
460,000	Arrow International, Inc.	15,028,200
440,000	Kensey Nash Corp.(a)	12,584,000
300,000	Molina Healthcare, Inc.(a)	10,041,000
800,000	Orthovita, Inc.(a)	3,312,000

		40,965,200

	INDUSTRIALS — 20.65%
220,000	Barnes Group, Inc.	8,910,000
600,000	FTI Consulting, Inc.(a)	17,118,000
660,000	Kansas City Southern(a)	16,302,000
1,200,000	MPS Group, Inc.(a)	18,360,000
1,260,000	Quanta Services, Inc.(a)	20,185,200
520,000	Shaw Group, Inc.(a)	15,808,000
440,000	Simpson Manufacturing Co., Inc.	19,052,000
180,000	Triumph Group, Inc.(a)	7,966,800

		123,702,000

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 16.05%
280,000	CACI International, Inc., Class A(a)	$18,410,000
660,000	Dendrite International, Inc.(a)	9,009,000
700,000	Forrester Research, Inc.(a)	15,624,000
1,400,000	Keane, Inc.(a)	22,050,000
760,000	Manhattan Associates, Inc.(a)	16,720,000
400,000	MAXIMUS, Inc.	14,392,000

		96,205,000

	RAW/INTERMEDIATE MATERIALS — 3.09%
500,000	Cabot Microelectronics Corp.(a)	18,550,000

	TECHNOLOGY — 18.48%
700,000	CommScope, Inc.(a)	19,985,000
800,000	Fairchild Semiconductor International, Inc.(a)	15,256,000
1,500,000	Kulicke & Soffa Industries, Inc.(a)	14,310,000
600,000	Lattice Semiconductor Corp.(a)	3,996,000
700,000	Palm, Inc.(a)	16,212,000
600,000	Power Integrations(a)	14,868,000
620,000	Technitrol, Inc.	14,867,600
400,000	Varian Semiconductor Equipment Associates, Inc.(a)	11,232,000

		110,726,600

	UTILITIES — 1.62%
350,000	Aqua America, Inc.	9,737,000

	TOTAL COMMON STOCKS (Cost $402,404,879)	593,193,100

See Notes to Financial Statements.

25

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Small Cap Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 0.96%
$5,752,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $5,753,630 (collateralized by U.S. Treasury Note, par value $4,309,000, 8.125%, maturing 08/15/21; total market value $5,794,552)	$5,752,000

	TOTAL REPURCHASE AGREEMENT (Cost $5,752,000)	5,752,000

TOTAL INVESTMENTS (Cost $408,156,879)(b)	99.93%	$598,945,100
OTHER ASSETS IN EXCESS OF LIABILITIES	0.07	445,094

NET ASSETS	100.00%	$599,390,194

(a)	Non-income producing security
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$191,568,402	$(780,181)	$190,788,221

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Industrials	20.65%	$123,702,000
Technology	18.48	110,726,600
Information Technology	16.05	96,205,000
Consumer Discretionary	14.35	86,008,600
Financial	10.38	62,228,500
Health Care	6.83	40,965,200
Energy	5.54	33,218,000
Raw/Intermediate Materials	3.09	18,550,000
Consumer Staples	1.98	11,852,200
Utilities	1.62	9,737,000
Repurchase Agreement	0.96	5,752,000

Total Investments	99.93%	$598,945,100
Other Assets in Excess of Liabilities	0.07	445,094

Net Assets	100.00%	$599,390,194

See Notes to Financial Statements.

26

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Value and Restructuring Fund

Shares		Value
COMMON STOCKS — 95.72%
	CONSUMER DISCRETIONARY — 16.31%
1,700,000	Avon Products, Inc.	$52,989,000
2,150,000	Black & Decker Corp.	186,813,500
2,400,000	CBS Corp., Class B	57,552,000
2,750,000	Centex Corp.	170,472,500
1,800,000	EchoStar Communications, Inc.(a)	53,766,000
1,000,000	Harman International Industries, Inc.	111,130,000
2,000,000	Interpublic Group of Companies, Inc.(a)(b)	19,120,000
2,100,000	Leggett & Platt, Inc.	51,177,000
2,000,000	Liberty Media Corp., Class A(a)	16,420,000
714,340	Morgans Hotel Group(a)	12,615,244
2,600,000	Newell Rubbermaid, Inc.	65,494,000
2,750,000	TJX Cos., Inc.	68,255,000
5,750,000	XM Satellite Radio Holdings, Inc., Class A(a)	128,052,500
2,250,000	Zale Corp.(a)	63,067,500

		1,056,924,244

	CONSUMER STAPLES — 4.00%
1,750,000	ConAgra Foods, Inc.	37,555,000
2,475,000	Dean Foods Co.(a)	96,104,250
1,000,000	Kraft Foods, Inc., Class A	30,310,000
2,010,000	Loews Corp. - Carolina Group	95,012,700

		258,981,950

	ENERGY — 13.35%
1,650,000	Burlington Resources, Inc.	151,651,500
1,450,000	ConocoPhillips	91,567,500
2,250,000	Devon Energy Corp.(b)	137,632,500
1,500,000	Mariner Energy, Inc.(a)	30,765,000
2,000,000	Noble Energy, Inc.	87,840,000
1,775,000	Petrobras ADR	153,839,250
2,000,000	Petrohawk Energy Corp.(a)	27,400,000
2,900,000	Rossetta Resources, Inc.(a)	52,084,000
1,900,000	Todco, Class A	74,879,000
1,425,000	W&T Offshore, Inc.	57,441,750

		865,100,500

	FINANCIAL — 18.00%
2,000,000	Ace Ltd.	104,020,000
2,800,000	Amvescap plc ADR	52,808,000
2,250,000	Apollo Investment Corp.(c)	40,072,500

Shares		Value
COMMON STOCKS — (continued)
	FINANCIAL — (continued)
1,889,800	Castlepoint Holdings Ltd. ADR(a)(d)	$18,898,000
900,000	CIT Group, Inc.	48,168,000
2,125,000	Citigroup, Inc.	100,385,000
2,500,000	Doral Financial Corp.	28,875,000
1,350,000	Freddie Mac	82,350,000
1,850,000	JP Morgan Chase & Co.	77,034,000
675,000	Lehman Brothers Holding, Inc.	97,557,750
750,000	Loews Corp.	75,900,000
2,250,000	Marsh & McLennan Cos., Inc.	66,060,000
3,000,000	MCG Capital Corp.	42,330,000
1,675,000	Metlife, Inc.	81,019,750
1,800,000	Morgan Stanley	113,076,001
900,000	PNC Financial Services Group, Inc.	60,579,000
2,650,000	Primus Guaranty Ltd.(a)	29,547,500
1,150,000	Washington Mutual, Inc.	49,013,000

		1,167,693,501

	HEALTH CARE — 4.68%
1,800,000	AmerisourceBergen Corp.	86,886,000
2,225,000	Baxter International, Inc.	86,352,250
1,350,000	Bristol-Myers Squibb Co.	33,223,500
1,350,000	HCA, Inc.	61,816,500
725,000	Wyeth	35,177,000

		303,455,250

	INDUSTRIALS — 12.60%
2,725,000	AGCO Corp.(a)	56,516,500
900,000	Aries Maritime Transport Ltd.	12,573,000
925,000	Arlington Tankers	21,275,000
3,500,000	Cendant Corp.	60,725,000
1,000,000	Copa Holdings S.A., Class A(a)	22,850,000
1,350,000	Deluxe Corp.	35,329,500
2,050,000	Empresa Brasileira de Aeronautica S.A. ADR	75,542,500
3,000,000	Gol Linhas Aereas Inteligentes S.A. ADR	80,400,000
1,550,000	Ryder Systems, Inc.	69,409,000
2,600,000	Tyco International Ltd.	69,888,000
1,200,000	Union Pacific Corp.	112,020,000
3,500,000	United Rentals, Inc.(a)	120,750,000
1,375,000	United Technologies Corp.	79,708,750

		816,987,250

See Notes to Financial Statements.

27

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Value and Restructuring Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 5.38%
3,600,000	Harris Corp.	$170,244,000
725,000	International Business Machines Corp.	59,790,750
3,000,000	Nokia Oyj ADR	62,160,000
1,600,000	Plantronics, Inc.	56,688,000

		348,882,750

	RAW/INTERMEDIATE MATERIALS — 11.95%
2,000,000	Alpha Natural Resources, Inc.(a)	46,280,000
2,950,000	Celanese Corp., Class A	61,861,500
2,200,000	CF Industries Holdings, Inc.	37,378,000
1,075,000	CNX Gas Corp.(a)	27,950,000
2,175,000	Consol Energy, Inc.	161,298,000
825,000	Eagle Materials, Inc., Class B	52,626,750
1,450,000	Foundation Coal Holdings, Inc.	59,653,000
3,100,000	International Coal Group, Inc.(a)	30,194,000
1,182,694	Lafarge Corp.	99,346,296
944,900	Pinnacle Gas Resources, Inc.(a)(d)	10,393,900
1,275,000	PPG Industries, Inc.	80,771,250
850,000	Southern Copper Corp.	71,808,000
2,050,000	Tronox, Inc.	34,768,000

		774,328,696

	REAL ESTATE — 2.83%
3,275,715	Diamondrock Hospitality Co.	45,237,624
1,200,000	Fieldstone Investment Corp.	14,160,000
2,900,000	Friedman Billings Ramsey Group, Inc., Class A	27,202,000
1,700,000	Host Marriott Corp.	36,380,000
2,000,000	Peoples Choice Financial Corp.(a)(d)	11,000,000
600,000	Taberna Realty Finance Trust(d)	7,950,000
850,000	Ventas, Inc.	28,203,000
1,500,000	Vintage Wine Trust, Inc.(d)	13,500,000

		183,632,624

	TELECOMMUNICATION — 4.21%
5,225,000	America Movil S.A. de C.V., Series L ADR	179,008,500
2,408,254	Sprint Nextel Corp.	62,229,283

Shares		Value
COMMON STOCKS — (continued)
	TELECOMMUNICATION — (continued)
2,400,000	Valor Communications, Inc.	$31,584,000

		272,821,783

	UTILITIES — 2.41%
1,300,000	Centerpoint Energy, Inc.	15,509,000
1,325,000	Duke Energy Corp.	38,623,750
5,000,000	EL Paso Corp.	60,250,000
649,275	Public Service Enterprise Group, Inc.	41,579,571

		155,962,321

	TOTAL COMMON STOCKS (Cost $4,103,263,208)	6,204,770,869

FOREIGN COMMON STOCKS — 1.47%
	GERMANY — 0.82%
1,400,000	Lanxess AG(a)	52,774,176

	ITALY — 0.65%
5,000,000	Enel S.p.A	42,254,747

	TOTAL FOREIGN COMMON STOCKS (Cost $75,072,487)	95,028,923

CONVERTIBLE PREFERRED STOCKS — 1.02%
	CONSUMER DISCRETIONARY — 0.79%
1,700,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	51,085,000

	RAW/INTERMEDIATE MATERIALS — 0.23%
500,000	Celanese Corp., Preferred Exchange, 4.25%	15,125,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $79,293,818)	66,210,000

See Notes to Financial Statements.

28

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Value and Restructuring Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 2.48%
$160,785,000	JP Morgan Chase Securities, Inc., 3.40%, dated 03/31/06, to be repurchased 04/03/06, repurchase price $160,830,556 (collateralized by U.S. Treasury Note, par value $120,438,000, 8.125%, maturing 08/15/21; total market value $161,974,138)	$160,785,000

	TOTAL REPURCHASE AGREEMENT (Cost $160,785,000)	160,785,000

TOTAL INVESTMENTS (Cost $4,418,414,513)(e)	100.69%	$6,526,794,792
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.69)	(44,777,900)

NET ASSETS	100.00%	$6,482,016,892

(a)	Non-income producing security.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Registered Investment Company
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $61,741,900 or 0.95% of net assets.
(e)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$2,228,495,581	$(120,115,302)	$2,108,380,279

ADR—American Depository Receipt

Ltd.—Limited

plc—public limited company

Contracts		Value
CALL OPTIONS WRITTEN — 0.00%
(4,468)	Devon Energy, Expires 04/25/06, strike price 70 (Premiums received $1,760,972)	$ (22,340)

See Notes to Financial Statements.

29

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Financial	18.00%	$1,167,693,501
Consumer Discretionary	17.10	1,108,009,244
Industrials	13.42	869,761,426
Energy	13.35	865,100,500
Raw/Intermediate Materials	12.18	789,453,696
Information Technology	5.38	348,882,750
Health Care	4.68	303,455,250
Telecommunication	4.21	272,821,783
Consumer Staples	4.00	258,981,950
Utilities	3.06	198,217,068
Real Estate	2.83	183,632,624
Repurchase Agreement	2.48	160,785,000

Total Investments	100.69%	$6,526,794,792
Liabilities in Excess of Other Assets	(0.69)	(44,777,900)

Net Assets	100.00%	$6,482,016,892

See Notes to Financial Statements.

30

[THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2006

	Core Bond Fund	Equity Income Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$281,602,078	$180,383,237

Investments, at value (including Repurchase Agreements) (Note 1)	$276,970,866	$205,184,581
Cash	55,120	—
Foreign currency (cost $0, $0, $0, $0, $0, $479)	—	—
Dividends and interest receivable	2,035,637	574,018
Receivable for investments sold	23,572,035	1,931,868
Receivable for fund shares sold	1,379,977	318,086
Receivable for forward foreign currency contracts	—	70
Reclaims receivable	—	8,406
Prepaid expenses and other assets	10,629	6,313

Total Assets	304,024,264	208,023,342

LIABILITIES:
Payable for dividends declared	1,033,843	—
Payable for investments purchased	19,196,094	112,270
Options written, at value (Premiums received: Value and Restructuring Fund — $1,760,972)	—	—
Cash overdraft	—	1,540,026
Payable for fund shares redeemed	514,125	254,910
Investment advisory fees payable (Note 2)	40,687	111,630
Administration fees payable (Note 2)	36,260	26,922
Distribution and shareholder servicing fees payable (Note 2)	87,672	47,598
Directors’/Trustees’ fees and expenses payable (Note 2)	213	99
Accrued expenses and other payables	99,445	75,908

Total Liabilities	21,008,339	2,169,363

NET ASSETS	$283,015,925	$205,853,979

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$2,407	$1,253,478
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(529,099)	(6,315,974)
Unrealized appreciation of investments, foreign currency translations and written options	(4,631,212)	24,801,415
Par value (Note 5)	32,015	24,054
Paid in capital in excess of par value	288,141,814	186,091,006

Net Assets	$283,015,925	$205,853,979

Net Assets:
Retirement Shares	$1,015	$1,019
Shares	281,766,940	205,852,960
Institutional Shares	1,247,970	—
Shares outstanding (Note 5):
Retirement Shares	115	119
Shares	31,873,492	24,053,800
Institutional Shares	141,213	—
NET ASSET VALUE PER SHARE (net assets/shares outstanding):
Retirement Shares	$8.85 (a)	$8.59	(a)

Shares	$8.84	$8.56

Institutional Shares	$8.84	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

32

Large Cap Growth Fund		Mid Cap Value and Restructuring Fund		Small Cap Fund		Value and Restructuring Fund

$480,566,594		$214,039,456		$408,156,879		$4,418,414,513

$566,812,254		$339,377,101		$598,945,100		$6,526,794,792
—		16,220		212		44,798
—		—		—		474
3,491		255,748		22,943		10,435,336
—		530,468		—		13,806,049
7,395,467		222,171		3,510,602		26,327,086
—		—		—		—
—		—		—		—
6,785		12,840		19,360		176,070

574,217,997		340,414,548		602,498,217		6,577,584,605

—		—		—		—
7,942,955		346,880		2,210,059		80,374,040
—		—		—		22,340
13,423,985		—		—		—
63,109		147,398		204,301		6,892,296
311,985		184,075		361,263		3,196,180
65,988		42,839		72,588		804,492
104,777		72,002		113,419		2,907,743
332		250		411		4,582
109,296		123,978		145,982		1,366,040

22,022,427		917,422		3,108,023		95,567,713

$552,195,570		$339,497,126		$599,390,194		$6,482,016,892

$—		$—		$—		$19,146,231

(135,908,141)		(1,981,324)		18,575,511		(147,509,706)
86,245,660		125,337,645		190,788,221		2,110,118,905
55,738		173		31,165		126,227
601,802,313		216,140,632		389,995,297		4,500,135,235

$552,195,570		$339,497,126		$599,390,194		$6,482,016,892

$1,199		$1,131		$1,204		$895,867
552,194,371		237,531,224		599,388,990		6,230,753,829
—		101,964,771		—		250,367,196

122		58		63		18,152
55,738,243		12,094,786		31,165,107		126,226,771
—		5,179,373		—		5,071,900

$9.82	(a)	$19.62	(a)	$19.12	(a)	$49.35

$9.91		$19.64		$19.23		$49.36

—		$19.69		—		$49.36

See Notes to Financial Statements.

33

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2006

	Core Bond Fund	Equity Income Fund
INVESTMENT INCOME:
Dividend income	$363,045	$7,388,134
Interest income	11,931,800	107,923
Less: Foreign taxes withheld	—	(79,987)

Total Income	12,294,845	7,416,070
EXPENSES:
Investment advisory fees (Note 2)	1,861,068	1,602,621
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	8	8
Shareholder servicing fees — Shares (Note 2)	619,871	534,204
Shareholder servicing fees — Institutional Shares (Note 2)	—	—
Administration fees (Note 2)	374,736	322,704
Transfer agent fees	115,087	22,944
Legal and audit fees	21,339	43,474
Custodian fees	31,771	12,353
Directors’/Trustees’ fees and expenses (Note 2)	10,076	9,042
Miscellaneous expenses	186,792	63,034

Total Expenses	3,220,748	2,610,384
Fees waived and reimbursed by: Investment Adviser (Note 2)	(987,738)	(342,433)

Net Expenses	2,233,010	2,267,951

NET INVESTMENT INCOME (LOSS)	10,061,835	5,148,119

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net realized gain (loss) on:
Security transactions	1,284,930	(5,659,467)
Foreign currency transactions	—	1,370
Written options	—	(17,851)

Total net realized gain (loss)	1,284,930	(5,675,948)
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	(7,274,735)	10,334,632

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	(5,989,805)	4,658,684

Net increase in net assets resulting from operations	$4,072,030	$9,806,803

See Notes to Financial Statements.

34

Large Cap Growth Fund	Mid Cap Value and Restructuring Fund	Small Cap Fund	Value and Restructuring Fund

$1,423,153	$3,495,855	$2,249,188	$115,976,766
582,033	95,298	87,180	2,934,780
(36,685)	(41,289)	—	(898,879)

1,968,501	3,549,864	2,336,368	118,012,667

2,350,713	2,000,968	3,314,855	31,707,572
9	8	8	1,294
775,681	551,305	1,295,704	12,044,609
—	502	—	59,719
473,303	464,898	782,944	7,980,571
76,636	80,649	93,465	1,377,590
37,580	46,582	69,298	339,880
22,461	29,585	42,512	296,791
10,901	13,040	21,989	214,586
96,442	87,414	126,940	1,221,691

3,843,726	3,274,951	5,747,715	55,244,303
(383,210)	(11,769)	(95,946)	—

3,460,516	3,263,182	5,651,769	55,244,303

(1,492,015)	286,682	(3,315,401)	62,768,364

3,004,935	(1,834,984)	29,148,540	25,954,026
—	737	—	(55,500)
—	—	—	(7,456,185)

3,004,935	(1,834,247)	29,148,540	18,442,341

59,460,912	51,686,678	96,294,626	892,712,062

62,465,847	49,852,431	125,443,166	911,154,403

$60,973,832	$50,139,113	$122,127,765	$973,922,767

See Notes to Financial Statements.

35

Excelsior Funds

Statements of Changes in Net Assets

	Core Bond Fund		Equity Income Fund
	Year Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net investment income (loss)	$10,061,835	$10,538,687	$5,148,119	$3,412,422
Net realized gain (loss) on investments and foreign currency transactions	1,284,930	3,809,789	(5,658,097)	(44,381)
Net realized gain (loss) on written options	—	—	(17,851)	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	(7,274,735)	(9,984,664)	10,334,632	11,960,531

Net increase in net assets resulting from operations	4,072,030	4,363,812	9,806,803	15,328,572

Distributions to shareholders:
From net investment income
Retirement Shares	(38)	(4)	(18)	—
Shares	(10,218,978)	(10,706,658)	(4,741,203)	(3,002,218)
Institutional Shares	(6,254)	—	—	—
From net realized gain on investments
Retirement shares	(13)	—	(3)	—
Shares	(3,571,500)	(1,392,832)	(591,743)	(358,338)
Institutional Shares	(13)	—	—	—

Total distributions	(13,796,796)	(12,099,494)	(5,332,967)	(3,360,556)

Increase (decrease) in net assets from fund share transactions (Note 5)	80,807,705	(49,358,178)	5,710,595	83,677,181

Net increase (decrease) in net assets	71,082,939	(57,093,860)	10,184,431	95,645,197

NET ASSETS:
Beginning of year	211,932,986	269,026,846	195,669,548	100,024,351

End of year(1)	$283,015,925	$211,932,986	$205,853,979	$195,669,548

(1) Including undistributed (distributions in excess of) net investment income	$2,407	$9,744	$1,253,478	$844,970

See Notes to Financial Statements.

36

Large Cap Growth Fund		Mid Cap Value and Restructuring Fund		Small Cap Fund		Value and Restructuring Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2006	2005	2006	2005	2006	2005	2006	2005
$(1,492,015)	$(953,709)	$286,682	$4,522,387	$(3,315,401)	$(2,842,605)	$62,768,364	$33,469,906
3,004,935	(480,165)	(1,834,247)	12,485,605	29,148,540	31,179,377	25,898,526	25,789,954
—	—	—	—	—	—	(7,456,185)	2,015,708
59,460,912	7,803,728	51,686,678	10,433,850	96,294,626	15,666,672	892,712,062	348,650,183

60,973,832	6,369,854	50,139,113	27,441,842	122,127,765	44,003,444	973,922,767	409,925,751

—	—	—	—	—	—	(1,311)	—
—	—	(377,856)	(2,985,864)	—	—	(50,184,813)	(31,399,379)
—	—	(320,565)	(1,745,081)	—	—	(2,339,479)	(542,162)

—	—	—	—	(53)	—	—	—
—	—	—	—	(26,879,094)	—	—	—
—	—	—	—	—	—	—	—

—	—	(698,421)	(4,730,945)	(26,879,147)	—	(52,525,603)	(31,941,541)

281,160,848	76,460,299	(6,359,254)	(13,744,291)	15,919,054	91,762,562	930,527,802	969,013,914

342,134,680	82,830,153	43,081,438	8,966,606	111,167,672	135,766,006	1,851,924,966	1,346,998,124

210,060,890	127,230,737	296,415,688	287,449,082	488,222,522	352,456,516	4,630,091,926	3,283,093,802

$552,195,570	$210,060,890	$339,497,126	$296,415,688	$599,390,194	$488,222,522	$6,482,016,892	$4,630,091,926

$—	$—	$—	$388,063	$—	$—	$19,146,231	$8,690,692

See Notes to Financial Statements.

37

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments and Options
CORE BOND FUND — (12/31/04*)
Retirement Shares
Year Ended March 31, 2006	$9.16	$0.33	(2)	$(0.19	)(2)	$0.14	$(0.33)	$(0.12)
Period Ended March 31, 2005	9.27	0.07	(2)	(0.06	)(2)	0.01	(0.12)	—
EQUITY INCOME FUND — (12/31/04*)
Retirement Shares
Year Ended March 31, 2006	$8.43	$0.15	(2)	$0.18	(2)	$0.33	$(0.15)	$(0.02)
Period Ended March 31, 2005	8.50	—	(2)(3)	(0.07	)(2)	(0.07)	—	—
LARGE CAP GROWTH FUND
Retirement Shares — (12/31/04*)
Year Ended March 31, 2006	$8.02	$(0.11	)(2)	$1.91	(2)	$1.80	—	—
Period Ended March 31, 2005	8.49	(0.03	)(2)	(0.44	)(2)	(0.47)	—	—
MID CAP VALUE AND RESTRUCTURING FUND — (12/31/04*)
Retirement Shares
Year Ended March 31, 2006	$16.78	$(0.06	)(2)	$2.90	(2)	$2.84	—	—
Period Ended March 31, 2005	17.26	(0.01	)(2)	(0.47	)(2)	(0.48)	—	—
SMALL CAP FUND — (12/31/04*)
Retirement Shares
Year Ended March 31, 2006	$16.12	$(0.19	)(2)	$4.08	(2)	$3.89	—	$(0.89)
Period Ended March 31, 2005	17.00	(0.04	)(2)	(0.84	)(2)	(0.88)	—	—
VALUE AND RESTRUCTURING FUND — (12/31/04*)
Retirement Shares
Year Ended March 31, 2006	$41.49	$0.42	(2)	$7.81	(2)	$8.23	$(0.37)	—
Period Ended March 31, 2005	42.43	(0.04	)(2)	(0.90	)(2)	(0.94)	—	—

*	Commencement of Operations
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See Notes to Financial Statements.

38

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets(1)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.45)	$8.85	1.48%		$1	1.40%		1.78%		3.57%		95%
(0.12)	9.16	0.10	%(4)	1	1.40	%(5)	1.77	%(5)	3.60	%(5)	90%

$(0.17)	$8.59	4.04%		$1	1.60%		1.84%		1.78%		46%
—	8.43	(1.52	)%(4)	1	1.55	%(5)	1.76	%(5)	0.02	%(5)	19%

—	$9.82	22.44%		$1	1.70%		1.99%		(1.20)%		24%
—	8.02	(5.54	)%(4)	1	1.55	%(5)	1.78	%(5)	(1.45	)%(5)	25%

—	$19.62	16.92%		$1	1.46%		1.46%		(0.34)%		23%
—	16.78	(3.01	)%(4)	1	1.56	%(5)	1.66	%(5)	(0.13	)%(5)	28%

$(0.89)	$19.12	24.83%		$1	1.56%		1.56%		(1.13)%		65%
—	16.12	(5.23	)%(4)	1	1.55	%(5)	1.58	%(5)	(1.28	)%(5)	61%

$(0.37)	$49.35	19.95%		$896	1.56%		1.56%		0.90%		12%
—	41.49	(2.58	)%(4)	1	1.57	%(5)	1.59	%(5)	(0.35	)%(5)	8%

See Notes to Financial Statements.

39

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended as open-ended diversified management investment companies.

Excelsior Fund and the Trust currently offer shares in fifteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Core Bond Fund (formerly Managed Income Fund), Large Cap Growth Fund, Small Cap Fund and Value and Restructuring Fund, portfolios of Excelsior Fund, Equity Income Fund and Mid Cap Value and Restructuring Fund (formerly Mid Cap Value Fund), portfolios of the Trust (each a “Fund”, collectively the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Equity Income Fund, Large Cap Growth Fund and Small Cap Fund offer two classes of shares: Retirement Shares and Shares. The Core Bond Fund, Mid Cap Value and Restructuring Fund and Value and Restructuring Fund offer three classes of shares: Retirement Shares, Shares and Institutional Shares. The Financial Highlights of the Shares and Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on a recognized domestic and foreign stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust. The Funds have engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in foreign markets.

Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. The third-party pricing agents value debt securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

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Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Equity Income Fund had the following forward foreign currency contracts outstanding as of March 31, 2006:

Settlement Dates	Currency to Receive		In Exchange For	Unrealized Appreciation
Foreign Currency Purchases:
04/05/06	GBP	(79,291)	$(137,816)	$70

(c) Covered call options written:

Certain Funds may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call

41

options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2006, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	(20,000)	$(2,633,972)
Options written	(32,827)	(12,444,685)
Options expired	—	—
Options exercised	11,932	3,090,507
Options terminated in closing purchase transactions	36,427	10,227,178

Outstanding, end of year	(4,468)	$(1,760,972)

(d) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(e) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

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(f) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(g) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund, dividends will be declared and paid at least quarterly; for the Core Bond Fund, dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(h) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that is a wholly-owned subsidiary of U.S. Trust Company, N.A. and the Funds were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the Funds are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc. (together with NYAMD, the “Advisers”), a wholly-owned subsidiary of USTC-NA. USTC-NA is a wholly-owned subsidiary of US Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

Core Bond Fund	0.75%
Equity Income Fund	0.75%

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Large Cap Growth Fund	0.75%
Mid Cap Value and Restructuring Fund	0.65%
Small Cap Fund	0.75%*
Value and Restructuring Fund	0.60%

*	Effective January 1, 2006, Small Cap Fund changed its advisory fee from 0.60% to 0.75%.

UST Advisers, Inc. and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the year ended March 31, 2006, administration fees charged to the Funds were as follows:

Administration Fees
Core Bond Fund	$374,736
Equity Income Fund	322,704
Large Cap Growth Fund	473,303
Mid Cap Value and Restructuring Fund	464,898
Small Cap Fund	782,944
Value and Restructuring Fund	7,980,571

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the nine months ended December 31, 2005, and the three months ended March 31, 2006, the Advisers have contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

	Nine Months Ended December, 31 2005	Three Months Ended March 31, 2006
Core Bond Fund — Retirement Shares	1.40%	1.40%
Equity Income Fund — Retirement Shares	1.55%	1.60%
Large Cap Growth Fund — Retirement Shares	1.55%	1.70%
Mid Cap Value and Restructuring Fund — Retirement Shares	1.64%	1.64%
Small Cap Fund — Retirement Shares	1.55%	1.75%
Value and Restructuring Fund — Retirement Shares	1.64%	1.64%
Core Bond Fund — Shares	0.90%	0.90%
Equity Income Fund — Shares	1.05%	1.10%
Large Cap Growth Fund — Shares	1.05%	1.20%

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	Nine Months Ended December, 31 2005	Three Months Ended March 31, 2006
Mid Cap Value and Restructuring Fund — Shares	1.14%	1.14%
Small Cap Fund — Shares	1.05%	1.25%
Value and Restructuring Fund — Shares	1.14%	1.14%
Core Bond Fund — Institutional Shares*	N/A	0.65%
Mid Cap Value and Restructuring Fund — Institutional Shares	0.89%	0.89%
Value and Restructuring Fund — Institutional Shares	0.89%	0.89%

*	Institutional Shares commenced operations November 29, 2005.

For the year ended March 31, 2006, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

Core Bond Fund	$(987,738)
Equity Income Fund	(342,433)
Large Cap Growth Fund	(383,210)
Mid Cap Value and Restructuring Fund	(11,769)
Small Cap Fund	(95,946)
Value and Restructuring Fund	—

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and UST Advisers, Inc. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Fund’s shares held by each service organization’s customers. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2006, shareholder servicing fees paid to CS & Co. and the Advisers were as follows:

Core Bond Fund	$473,281
Equity Income Fund	566,460
Large Cap Growth Fund	780,934
Mid Cap Value and Restructuring Fund	516,587
Small Cap Fund	1,307,062
Value and Restructuring Fund	6,206,822

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Core Bond Fund, Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund may compensate the

45

Distributor monthly for its services which are intended to result in the sale of Retirement Shares, in an amount not to exceed the annual rate of 0.50%, of the average daily net asset value of such Fund’s Retirement Shares. For the year ended March 31, 2006, fees charged for Retirement Shares of the Core Bond Fund, Equity Income Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund and Value and Restructuring Fund were $4, $4, $6, $4, $5 and $874, respectively. There were no charges for the year ended March 31, 2006 for the Fund Shares of the Mid Cap Value and Restructuring Fund.

Each Independent Director/Trustee of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated registered investment companies managed by the Advisers. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2006, purchases, sales and maturities of securities, excluding short-term investments and written options transactions, for the Funds aggregated:

	Purchases	Sales and Maturities
Core Bond Fund
U.S. Government	$234,143,975	$174,000,688
Other	72,340,542	48,360,840
Equity Income Fund	108,605,648	95,065,360
Large Cap Growth Fund	339,168,170	73,745,338
Mid Cap Value and Restructuring Fund	70,799,348	78,148,689
Small Cap Fund	335,812,355	354,073,150
Value and Restructuring Fund	1,502,162,032	628,388,980

4.    Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, partnership income, deferral of losses on wash sales

46

and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications, as of March 31, 2006, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Core Bond Fund	$156,098	$(156,098)	—
Equity Income Fund	1,610	(1,610)	—
Large Cap Growth Fund	1,492,015	—	$(1,492,015)
Mid Cap Value and Restructuring Fund	23,676	(737)	(22,939)
Small Cap Fund	3,315,401	(3,315,401)	—
Value and Restructuring Fund	212,778	(212,779)	1

The tax character of dividends and distributions declared during the years ended March 31, 2006 and March 31, 2005 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Core Bond Fund
Year ended March 31, 2006	$11,105,896	$2,085,376	—	$13,191,272
Year ended March 31, 2005	11,633,310	1,031,057	—	12,664,367
Equity Income Fund
Year ended March 31, 2006	5,332,967	—	—	5,332,967
Year ended March 31, 2005	3,360,556	—	—	3,360,556
Large Cap Growth Fund
Year ended March 31, 2006	—	—	—	—
Year ended March 31, 2005	—	—	—	—
Mid Cap Value and Restructuring Fund
Year ended March 31, 2006	$675,482	—	$22,939	$698,421
Year ended March 31, 2005	4,730,945	—	—	4,730,945
Small Cap Fund
Year ended March 31, 2006	—	$26,879,147	—	26,879,147
Year ended March 31, 2005	—	—	—	—
Value and Restructuring Fund
Year ended March 31, 2006	52,525,603	—	—	52,525,603
Year ended March 31, 2005	31,941,541	—	—	31,941,541

As of March 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Distributions Payable	Accumulated Capital and Other Losses	Post-October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Core Bond Fund	$1,036,250	—	$(1,033,843)	$(529,099)	—	$(4,631,212)	$(5,157,904)
Equity Income Fund	1,216,345	—	—	(1,951,842)	$(4,044,151)	24,501,867	19,722,219

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	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Distributions Payable	Accumulated Capital and Other Losses	Post-October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Large Cap Growth Fund	—	—	—	(135,908,141)	—	86,245,660	(49,662,481)
Mid Cap Value and Restructuring Fund	—	—	—	(1,074,502)	(894,861)	125,325,684	123,356,321
Small Cap Fund	2,271,022	$17,828,320	—	—	—	189,264,390	209,363,732
Value and Restructuring Fund	21,152,963	—	—	(146,597,297)	—	2,109,206,496	1,983,762,162

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2006, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2008	2010	2011	2012	2013	2014	Total
Equity Income Fund	—	—	—	—	—	$1,951,842	$1,951,842
Large Cap Growth Fund	$5,368,992	$24,653,640	$83,374,895	$22,030,449	$480,165	—	135,908,141
Mid Cap Value and Restructuring Fund	—	—	121,536	—	—	952,966	1,074,502
Value and Restructuring Fund	—	—	119,233,763	27,363,534	—	—	146,597,297

At March 31, 2006, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Core Bond Fund	$281,602,078	$761,879	$(5,393,091)	$(4,631,212)
Equity Income Fund	180,682,714	26,465,873	(1,964,006)	24,501,867
Large Cap Growth Fund	480,566,594	90,470,304	(4,224,644)	86,245,660
Mid Cap Value and Restructuring Fund	214,051,417	130,538,656	(5,212,972)	125,325,684
Small Cap Fund	409,680,710	190,044,571	(780,181)	189,264,390
Value and Restructuring Fund	4,419,326,922	2,229,321,803	(120,115,302)	2,109,206,501

5.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Large Cap Growth Fund, Small Cap Fund; and 750 million shares of the Core Bond Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in

48

the particular Fund with other shares of the same Fund and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

Capital Share Transactions

	Core Bond Fund*
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	—	—	126	$1,050
Shares	13,774,392	$125,488,152	7,544,152	69,875,602
Institutional Shares	141,024	1,262,505	—	—
Issued as reinvestment of dividends:
Retirement Shares	5	50	—	4
Shares	681,642	6,160,386	331,579	3,062,096
Institutional Shares	189	1,685	—	—
Redeemed:
Retirement Shares	—	—	—	—
Shares	(5,733,516)	(52,104,922)	(4,431,412)	(40,768,322)
Institutional Shares	(16)	(151)	—	—
Redemption in-kind	—	—	(8,833,002)	(81,528,608)

Net Increase (Decrease)	8,863,721	$80,807,705	(5,388,557)	$(49,358,178)

	Equity Income Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	—	—	136	$1,150
Shares	8,070,602	$67,137,307	12,455,777	99,825,944
Issued as reinvestment of dividends:
Retirement Shares	3	21	—	—
Shares	115,326	946,155	77,738	622,458
Redeemed:
Retirement Shares	(20)	(159)	—	—
Shares	(7,466,868)	(62,372,729)	(2,085,368)	(16,772,371)

Net Increase (Decrease)	719,043	$5,710,595	10,448,283	$83,677,181

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	Large Cap Growth Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	—	—	142	$1,150
Shares	33,887,361	$319,718,556	14,085,811	111,219,637
Issued as reinvestment of dividends:
Retirement Shares	—	—	—	—
Shares	—	—	—	—
Redeemed:
Retirement Shares	(20)	(161)	—	—
Shares	(4,286,908)	(38,557,547)	(4,443,816)	(34,760,488)

Net Increase (Decrease)	29,600,433	$281,160,848	9,642,137	$76,460,299

	Mid Cap Value and Restructuring Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	—	—	68	$1,150
Shares	2,206,027	$39,222,163	4,506,275	71,247,527
Institutional Shares	1,449,107	26,024,928	1,440,444	23,328,088
Issued as reinvestment of dividends:
Retirement Shares	—	—	—	—
Shares	8,110	140,000	65,005	1,086,350
Institutional Shares	12,203	211,487	40,959	681,342
Redeemed:
Retirement Shares	(10)	(162)	—	—
Shares	(2,927,490)	(51,792,912)	(3,620,972)	(58,289,434)
Institutional Shares	(1,134,926)	(20,164,758)	(1,119,376)	(18,369,260)
Redemption in-kind	—	—	(1,892,982)	(33,430,054)

Net Increase (Decrease)	(386,979)	$(6,359,254)	(580,579)	$(13,744,291)

	Small Cap Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	—	—	70	$1,150
Shares	7,764,353	$131,311,856	15,104,853	235,106,641
Issued as reinvestment of dividends:
Retirement Shares	3	53	—	—
Shares	431,637	7,363,728	—	—
Redeemed:
Retirement Shares	(10)	(153)	—	—
Shares	(7,277,592)	(122,756,430)	(7,918,805)	(124,749,437)
Redemption in-kind	—	—	(1,099,692)	(18,595,792)

Net Increase (Decrease)	918,391	$15,919,054	6,086,426	$91,762,562

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	Value and Restructuring Fund
	Year Ended 03/31/06		Year Ended 03/31/05
	Shares	Amount	Shares	Amount
Sold:
Retirement Shares	18,213	$867,236	103	$4,238
Shares	42,481,646	1,944,842,088	39,449,835	1,550,480,361
Institutional Shares	1,588,442	71,855,109	3,740,751	154,963,204
Issued as reinvestment of dividends:
Retirement Shares	26	1,182	—	—
Shares	922,183	40,504,847	647,698	24,887,348
Institutional Shares	45,241	1,988,952	3,356	131,791
Redeemed:
Retirement Shares	(115)	(5,554)	(75)	(3,149)
Shares	(25,114,636)	(1,109,338,591)	(18,527,714)	(724,974,993)
Institutional Shares	(450,627)	(20,187,467)	(873,380)	(36,474,886)

Net Increase (Decrease)	19,490,373	$930,527,802	24,440,574	$969,013,914

*	Institutional Shares commenced operations on November 29, 2005.

6.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia, in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have provided full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

The Adviser, certain of its affiliates, the Companies and others have also been named in several class action and derivative lawsuits which allege that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds managed by the Adviser. Each seeks unspecified monetary damages and related equitable relief.

51

The class and derivative actions described above have been transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the investor class action and the derivative lawsuits. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, the Adviser believes that the resolution of the pending Investigations and private lawsuits will not have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

8.    Other Federal Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2006, qualify for the corporate dividends received deduction for the following Funds.

Fund	Percentage
Equity Income Fund	100.00%
Mid Cap Value and Restructuring Fund	96.25%
Value and Restructuring Fund	100.00%

For the year ended March 31, 2006, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Equity Income Fund	100.00%
Mid Cap Value and Restructuring Fund	96.20%
Value and Restructuring Fund	100.00%

9.     Special Meeting of Shareholders (Unaudited)

A special meeting of the shareholders of the Excelsior Small Cap Fund was held on November 17, 2005. At the meeting shareholders voted and approved the following proposals:

Proposal 1: To approve an amendment to the Investment Advisory Agreement to increase the Advisory Fee payable by the Fund.

	# of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	18,091,185.598	59.300%	94.032%
Against	977,482.820	3.204%	5.081%
Abstain	170,690.817	0.559%	0.887%

Total	19,239,359.235	63.063%	100.000%

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Proposal 2: To approve a change in the investment objective of the Fund.

	# of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	18,465,354.384	60.526%	95.977%
Against	582,211.624	1.909%	3.026%
Abstain	191,793.227	0.628%	0.997%

Total	19,239,359.235	63.063%	100.000%

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc. and Excelsior Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Equity Income Fund, Large Cap Growth Fund, Core Bond Fund (formerly, Managed Income Fund), Mid Cap Value and Restructuring Fund (formerly, Mid Cap Value Fund), Small Cap Fund, and Value and Restructuring Fund (four of the portfolios constituting the Excelsior Funds, Inc. and two of the portfolios constituting the Excelsior Funds Trust) (collectively, the “Funds”) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Retirement) for the year ended March 31, 2006 and the period December 31, 2004 (commencement of Retirement Shares operations) through March 31, 2005. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Income Fund, Large Cap Growth Fund, Core Bond Fund, Mid Cap Value and Restructuring Fund, Small Cap Fund, and Value and Restructuring Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the year ended March 31, 2006 and the period December 31, 2004 (commencement of Retirement Shares operations) through March 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 22, 2006

54

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2006.

“On February 24, 2006, the Boards of Directors/Trustees (the “Boards”) of the Companies approved an increase in the size of the Boards to ten (10) directors/trustees (together, the “Directors”) and approved the nomination of Mariann Byerwalter, Nils Hakansson, William A. Hasler and Randall W. Merk (the “Candidates”) as Directors of the Companies, subject to shareholder approval at an upcoming Special Meeting of Shareholders of the Companies (the “Meeting”). Each of the Candidates is currently a director/trustee of the Laudus Funds, the Laudus Variable Insurance Trust (together, the “Laudus Funds”) and of other funds included in the Schwab mutual fund complex for which Charles Schwab Investment Management acts as investment adviser (together, the “Fund Complex”). The Companies are in the same Fund Complex as the Laudus Funds. If approved by Shareholders at the Meeting, Ms. Byerwalter and Messrs. Hakansson and Hasler would become disinterested persons of the Companies under the Investment Company Act of 1940, as amended. Mr. Merk would become an interested person of the Companies.

The Boards also approved the nominations of six existing Directors to be submitted to shareholders for approval at the Meeting: Messrs. Bailey, Collins, Drake, Hall, Lynch and Piel (the “Existing Directors” and, together with the Candidates, the “Nominees”). Frederick S. Wonham, a current Director of the Companies and Chairman of the Board of each Company, has notified the Boards that he intends to resign from the Boards, consistent with the Companies’ retirement age policy, effective as of the date of the Meeting. The Boards have elected Rodman Drake, currently a Director of the Companies and Chairman of their Joint Audit Committee, as the Chairman of the Boards of the Companies effective upon Mr. Wonham’s resignation.

The Boards have proposed to increase the size of each Board from seven to ten so that a single group of Directors (i.e., a unitary board) can oversee each of the Companies and the Laudus Funds. At a meeting held on March 16, 2006, the Laudus Funds’ Boards approved the nominations of the Existing Directors for election to the Laudus Funds’ Boards, subject to approval by shareholders of each of the Laudus Funds. Each of the Candidates has notified the Boards that, even if approved by the Companies’ shareholders at the Meeting, the Candidates will not serve as members of the Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees. Similarly, each of the existing Directors has informed the Laudus Funds Boards that, even if approved by shareholders of the Laudus Funds at their shareholders meeting, the Existing Directors will not serve as members of the Laudus Funds Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees.

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 75 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 63 Since 1994	Director and Chairman of Audit Committee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., and Hyperion Strategic Mortgage Fund Inc. (since 1991); Director, Jackson Hewitt Tax Services, Inc. (since June 2004); Director, Student Loan Corporation (since May 2005).

Morrill Melton (“Mel”) Hall, Jr. Age: 61 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman (since 1984) and Chief Executive Officer (since 1991); Comprehensive Health Services, Inc. (health care management and administration).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax- Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

Jonathan Piel Age: 67 Since 1994	Director and Chairman of Nominating Committee, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994); Cable Television producer and website designer. The Editor Scientific American (from 1984 to 1986) and Vice President, Scientific American, Inc. (from 1986 to 1994); Director, National Institute of Social Sciences; member, Advisory Board. The Stone Age Institute, Bloomington Indiana.	29	None.

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
John. D. Collins Age: 67 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005); Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, Mrs. Fields’ Famous Brands LLC (consumer products) (since December 2004).
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 60 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.
OFFICERS
Joseph Trainor, CFA Age: 44 114 West 47th Street New York, NY 10036	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

George Pereira Age: 42 101 Montgomery St. San Francisco, CA 94104	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. From September 1999 to December 1999, Chief Financial Officer, Commerzbank Capital Markets. Prior to September 1999, Managing Director at the New York Stock Exchange.	N/A	N/A

Stefanie A. Firtell Age: 32 114 West 47th Street New York, NY 10036	Vice President, United States Trust Company of New York (since April 2005); Compliance Officer and Head of Regulatory Responses, Assistant Vice President, Deutsche Asset Management (from 2003 to 2005); Assistant Corporate Secretary, Triare Companies, Inc. (from 2002 to 2003); Attorney, Paul, Weiss, Rifkind, Wharton & Garrison (from 2001 to 2002); and Attorney, Cadwalder Wickersham & Taft (from 2000 to 2001).	N/A	N/A

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
Wyndham Clark Age: 47 225 High Ridge Road Stamford, CT 06905	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Petros (Peter) L. Tsirigotis Age: 37 114 West 47th Street New York, NY 10036	Senior Vice President and Assistant General Counsel, U.S. Trust (since September 2005); Vice President and Corporate Counsel, Prudential Financial (September 2004 to September 2005); Associate, Schulte Roth and Zabel LLP (November 2002 to September 2004) and Dechert LLP (August 2000 to November 2002). Prior to August 2000, Mr. Tsirigotis was an Attorney/Advisor (Division of Investment Management) and Financial Economist (Office of Economic Analysis) with the Securities and Exchange Commission in Washington, D.C.	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2006, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

58

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

59

DISCLOSURE OF FUND EXPENSES (Unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2005	Ending Account Value 03/31/2006	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
Core Bond Fund — Retirement Shares	$1,000.00	$997.00	1.41%	$7.02
Equity Income Fund — Retirement Shares	1,000.00	1,042.70	1.60	8.15
Large Cap Growth Fund — Retirement Shares	1,000.00	1,098.40	1.86	9.73
Mid Cap Value and Restructuring Fund — Retirement Shares	1,000.00	1,101.60	1.47	7.70
Small Cap Fund — Retirement Shares	1,000.00	1,158.50	1.67	8.99
Value and Restructuring Fund — Retirement Shares	1,000.00	1,071.50	1.55	8.01

Hypothetical 5% Return
Core Bond Fund — Retirement Shares	1,000.00	1,017.90	1.41	7.09
Equity Income Fund — Retirement Shares	1,000.00	1,016.95	1.60	8.05
Large Cap Growth Fund — Retirement Shares	1,000.00	1,015.66	1.86	9.35
Mid Cap Value and Restructuring Fund — Retirement Shares	1,000.00	1,017.60	1.47	7.39
Small Cap Fund — Retirement Shares	1,000.00	1,016.60	1.67	8.40
Value and Restructuring Fund — Retirement Shares	1,000.00	1,017.20	1.55	7.80

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

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AR-RETIRE-0306

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Frederick S. Wonham and Rodman L. Drake, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

For the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table below.

	2006
	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$102,131	N/A
(b) Audit-Related Fees (2)	$0	$0
(c) Tax Fees (3)	$56,500	$0
(d) All Other Fees (4)	$0	$0

	2005
	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$127,313	N/A
(b) Audit-Related Fees (2)	$5,479	$0
(c) Tax Fees (3)	$56,500	$0
(d) All Other Fees (4)	$0	$0

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	For the fiscal year ended March 31, 2006, there were no fees for assurance and related services by Deloitte & Touche LLP reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this item. For the fiscal year ended March 31, 2005, there were audit related fees of $5,479 for assurance and related services by Deloitte & Touche. Such assurance services included a review of the accounting conversion on December 13, 2004 for the Registrant.

(3)	For the fiscal year ended March 31, 2006, the aggregate tax fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning were $ 56,500. Such tax services included the review of income and excise tax returns for the Registrant. For the fiscal year ended March 31, 2005, the aggregate tax fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning were $56,500. Such tax services included the review of income and excise tax returns for the Registrant.

(4)	For the fiscal years ended March 31, 2005 and March 31, 2004, there were no fees billed for professional services rendered by Deloitte & Touche LLP, to the Registrant, other than the services reported in (a) through (c) of this Item.

(e) (1) The audit committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Funds and certain other services provided to the Fund’s affiliates in accordance with Rule 2-01 (c) (7) of Regulation S-X. The pre-approval requirement for non-audit services for the Funds, the Funds’ investment adviser and the adviser’s control affiliates may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent accountant by the Funds and the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its designated Audit Committee member(s).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2006	2005
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) For the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $1,187,420 and $1, 248,972, respectively.

(h) The Registrant’s Audit Committee has considered whether its principal accountant’s provision of non-audit services that were rendered to the Registrant’s investment adviser, and any control persons of the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Complete schedule of investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors after Registrant last provided disclosure in response to the requirement of Item 7(d) (2) (ii) (G) of Schedule 14A, or this Item 10.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2 (a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Excelsior Funds Trust

By (Signature and Title)*	/s/ Evelyn Dilsaver
Evelyn Dilsaver President

Date June 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Evelyn Dilsaver
Evelyn Dilsaver President

Date June 2, 2006

By (Signature and Title)*	/s/ George Pereira
George Pereira Treasurer

Date June 2, 2006

*	Print the name and title of each signing officer under his or her signature.